UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 Berkeley Street, BOSTON, MA 02116

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

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Date of fiscal year end: August 31

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Date of reporting period: August 31, 2023

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared the following annual reports to shareholders for the period ended August 31, 2023:

Emerging Markets Debt Fund

Emerging Markets Fund

Multi-Asset High Income Fund

New Opportunities Fund

Real Estate Securities Fund

Strategic Income Opportunities Fund

INTERNAL

Annual report
John Hancock
Emerging Markets Debt Fund
Fixed income
August 31, 2023

A message to shareholders
Dear shareholder,
Bonds posted mixed results for the 12 months ended August 31, 2023. Inflation remained a key factor; while rates cooled off from their 40-year highs during the summer of 2022, they remained elevated through period end. To curb inflationary pressures, the U.S. Federal Reserve (Fed) continued to raise short-term interest rates and emphasized that further interest rate increases may be necessary to bring inflation under control.
U.S. bond yields moved broadly higher, with short- and intermediate-term bond yields rising the most. On a sector basis, U.S. Treasury securities and residential mortgage-backed securities declined the most, while high-yield corporate bonds posted positive returns, reflecting signs of improving economic growth late in the period.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Emerging Markets Debt Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
22	Financial statements
26	Financial highlights
32	Notes to financial statements
43	Report of independent registered public accounting firm
44	Tax information
45	Evaluation of advisory and subadvisory agreements by the Board of Trustees
51	Statement regarding liquidity risk management
53	Trustees and Officers
57	More information
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks total return with an emphasis on current income as well as capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasisovereign entities, capping exposure to countries with larger amounts of outstanding debt.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Positive returns for emerging-market bonds
Despite higher interest rates around the globe as central banks tried to rein in heightened inflation, emerging-market debt advanced amid improving economic conditions and increased demand for risk assets.
The fund posted a positive return
The fund posted a gain and outperformed its benchmark, the J.P. Morgan EMBI Global Diversified Index.
Country weightings added value
Overweight positions in Latin American countries such as Argentina and Mexico contributed the most to the fund’s outperformance.
PORTFOLIO COMPOSITION AS OF 8/31/2023 (% of net assets)

*Quasi-sovereign bonds are issued by other entities backed with sovereign guarantee where costs are borne by the entity and not the government.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	3

QUALITY COMPOSITION AS OF 8/31/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 8-31-23 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
4	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

Management’s discussion of fund performance
Can you describe the market environment for the emerging markets during the 12 months ended August 31, 2023?
Emerging-market debt (EMD) posted solid gains over the past year despite a broad rise in global interest rates. Central banks around the globe continued to raise short-term interest rates aggressively to curb elevated inflation levels. Although inflation rates eased in many regions of the world, improving economic growth led to expectations that central bank interest rate policy would remain restrictive. In this environment, bond yields rose broadly, leading to a decline in bond prices. However, the positive economic developments contributed to risk-on market sentiment, particularly over the last six months of the period, which led to stronger investor demand for risk assets such as emerging markets debt.
As a result, EMD bucked the downward trend that prevailed in developed bond markets. Within emerging markets, high-yield bonds led the advance, outperforming investment-grade securities by a wide margin. In addition, EMD denominated in local currencies fared better than bonds denominated in U.S. dollars.
How did the fund perform?
The fund delivered a return that outpaced the performance of its benchmark. The fund benefited from an overweight position in Argentina, as well as favorable
TOP 10 ISSUERS AS OF 8/31/2023 (% of net assets)
Pertamina Persero PT	3.9
Kingdom of Saudi Arabia	3.8
State of Qatar	3.4
Petroleos Mexicanos	3.3
Republic of Turkey	3.3
Sultanate of Oman	2.5
Kingdom of Bahrain	2.5
Arab Republic of Egypt	2.2
Government of Dominican Republic	2.1
Government of Romania	2.0
TOTAL	29.0
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 8/31/2023 (% of net assets)
Mexico	11.5
Indonesia	6.4
Brazil	5.2
Turkey	4.1
Peru	3.9
Saudi Arabia	3.8
India	3.6
Luxembourg	3.6
Qatar	3.4
Dominican Republic	3.3
TOTAL	48.8
Cash and cash equivalents are not included.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	5

security selection among corporate bonds in Mexico. An underweight position in China, which has been navigating economic headwinds in 2023, also added value. A tactical allocation in Brazilian local-currency bonds was another positive contributor to the fund’s outperformance of the index.
On the downside, the fund’s limited exposure to countries with distressed bond markets—such as Ecuador, El Salvador, and Sri Lanka—detracted from performance relative to the benchmark as the risk-on market environment boosted these markets. Exposure to communication-related bonds in Chile and South Africa also weighed on relative results as the telecom industry faced competitive challenges.
Can you tell us about changes to the portfolio management team?
Effective January 1, 2023, Neal Capecci, CFA, was added to the portfolio management team. Effective May 12, 2023, Paolo H. Valle left the team.
MANAGED BY

Roberto D. Sanchez-Dahl, CFA
Neal Capecci, CFA
Elina Theodorakopoulou
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 8-31-23	as of 8-31-23
Class A	2.14	0.01	2.05	0.03	22.54	7.03	7.02
Class C1	4.50	0.12	1.80	0.61	19.55	6.71	6.70
Class I2	6.53	1.12	2.78	5.72	31.57	7.69	7.69
Class R2[1,2]	6.40	0.92	2.56	4.69	28.81	7.57	7.56
Class R6[1,2]	6.66	1.25	2.83	6.42	32.18	7.82	7.81
Class NAV[2]	6.68	1.24	2.92	6.37	33.31	7.83	7.82
Index 1††	5.77	0.47	3.01	2.39	34.49	—	—
Index 2††	4.96	0.84	2.80	4.26	31.86	—	—
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.18	1.88	0.88	1.27	0.77	0.76
Net (%)	1.17	1.87	0.87	1.26	0.76	0.75
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index 1 is the J.P. Morgan EMBI Global Diversified Index; Index 2 is the J.P. Morgan EMBI Global Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Debt Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,3	8-31-13	11,955	11,955	13,449	13,186
Class I2	8-31-13	13,157	13,157	13,449	13,186
Class R2[1,2]	8-31-13	12,881	12,881	13,449	13,186
Class R6[1,2]	8-31-13	13,218	13,218	13,449	13,186
Class NAV[2]	8-31-13	13,331	13,331	13,449	13,186
The values shown in the chart for “Class A shares with maximum sales charge” have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasisovereign entities, capping exposure to countries with larger amounts of outstanding debt.
The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index is a market-capitalization-weighted index that tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasisovereign entities.
Prior to April 1, 2023, the fund’s primary benchmark was the J.P. Morgan EMBI Global Index. Effective April 1, 2023, the fund’s primary benchmark index is the JP Morgan EMBI Global Diversified Index. The JP Morgan EMBI Global Diversified Index better reflects the universe of investment opportunities based on the fund’s investment strategy.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class R2 and Class R6 shares were first offered on 3-27-15. Class C shares were first offered on 8-28-14. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,035.40	$6.00	1.17%
	Hypothetical example	1,000.00	1,019.30	5.95	1.17%
Class C	Actual expenses/actual returns	1,000.00	1,030.70	9.73	1.90%
	Hypothetical example	1,000.00	1,015.60	9.65	1.90%
Class I	Actual expenses/actual returns	1,000.00	1,034.30	4.56	0.89%
	Hypothetical example	1,000.00	1,020.70	4.53	0.89%
Class R2	Actual expenses/actual returns	1,000.00	1,033.70	5.33	1.04%
	Hypothetical example	1,000.00	1,020.00	5.30	1.04%
Class R6	Actual expenses/actual returns	1,000.00	1,036.40	4.00	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%
Class NAV	Actual expenses/actual returns	1,000.00	1,035.00	4.00	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-23
	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 47.5%					$435,211,102
(Cost $533,170,427)
Angola 0.6%					5,745,580
Republic of Angola
Bond	8.750	04-14-32		4,300,000	3,526,000
Bond (A)	9.125	11-26-49		3,000,000	2,219,580
Argentina 2.1%					19,098,124
Provincia de Buenos Aires
Bond (5.250% to 9-1-23, then 6.375% to 9-1-24, then 6.625% thereafter) (A)	5.250	09-01-37		10,689,333	4,005,683
Provincia de Rio Negro
Bond (6.625% to 9-10-23, then 6.875% thereafter) (A)	6.625	03-10-28		2,462,111	1,428,024
Republic of Argentina
Bond (3.625% to 7-9-24, then 4.125% to 7-9-27, then 4.375% to 7-9-28, then 5.000% thereafter)	3.625	07-09-46		4,300,000	1,276,248
Bond (3.625% to 7-9-24, then 4.125% to 7-9-27, then 4.750% to 7-9-28, then 5.000% thereafter)	3.625	07-09-35		27,207,840	8,017,926
Bond (4.250% to 7-9-24, then 5.000% thereafter)	4.250	01-09-38		12,490,579	4,370,243
Armenia 0.3%					3,153,472
Republic of Armenia
Bond (A)	3.600	02-02-31		4,000,000	3,153,472
Bahrain 2.5%					22,482,857
Kingdom of Bahrain
Bond (A)	5.250	01-25-33		6,000,000	5,258,184
Bond (A)	7.000	10-12-28		3,450,000	3,544,703
Bond (A)	7.375	05-14-30		8,700,000	8,915,673
Bond (A)	7.750	04-18-35		4,650,000	4,764,297
Brazil 2.0%					17,876,206
Federative Republic of Brazil
Note	10.000	01-01-27	BRL	88,000,000	17,876,206
Colombia 1.4%					12,917,637
Republic of Colombia
Bond	3.125	04-15-31		7,770,000	5,978,858
Bond	5.000	06-15-45		6,900,000	4,835,386
Bond	5.200	05-15-49		3,000,000	2,103,393
Dominican Republic 2.1%					19,336,476
Government of Dominican Republic
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	11

	Rate (%)	Maturity date	Par value^	Value
Dominican Republic (continued)
Bond (A)	5.300	01-21-41	5,000,000	$3,896,083
Bond (A)	5.875	01-30-60	5,350,000	4,098,813
Bond	5.875	01-30-60	1,500,000	1,148,989
Bond (A)	5.950	01-25-27	1,500,000	1,465,587
Bond	5.950	01-25-27	900,000	879,352
Bond	6.850	01-27-45	5,800,000	5,183,069
Bond (A)	6.875	01-29-26	2,650,000	2,664,583
Egypt 2.2%				19,985,289
Arab Republic of Egypt
Bond (A)	3.875	02-16-26	5,000,000	3,589,860
Bond (A)	5.875	06-11-25	3,000,000	2,438,340
Bond (A)	7.500	01-31-27	3,700,000	2,659,449
Bond (A)	7.903	02-21-48	9,200,000	4,657,500
Bond	7.903	02-21-48	2,000,000	1,012,500
Bond	8.500	01-31-47	4,600,000	2,428,800
Bond (A)	8.875	05-29-50	6,000,000	3,198,840
El Salvador 0.6%				5,636,467
Republic of El Salvador
Bond	6.375	01-18-27	2,250,000	1,750,586
Bond	9.500	07-15-52	5,000,000	3,885,881
Georgia 0.1%				896,160
Republic of Georgia
Bond (A)	2.750	04-22-26	1,000,000	896,160
Ghana 0.6%				5,545,579
Republic of Ghana
Bond	7.625	05-16-29	3,275,000	1,400,063
Bond (A)	7.875	02-11-35	1,200,000	528,000
Bond	8.125	01-18-26	3,150,000	1,431,266
Bond	8.950	03-26-51	5,300,000	2,186,250
Guatemala 0.7%				6,549,304
Republic of Guatemala
Bond	6.600	06-13-36	6,550,000	6,549,304
Honduras 0.1%				994,592
Republic of Honduras
Bond (A)	6.250	01-19-27	1,050,000	994,592
Hungary 1.3%				12,137,591
Republic of Hungary
Bond (A)	6.125	05-22-28	2,800,000	2,838,366
Bond	6.250	09-22-32	9,230,000	9,299,225
India 2.0%				18,299,229
Republic of India
12	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
India (continued)
Bond	6.100	07-12-31	INR	1,620,000,000	$18,299,229
Indonesia 1.2%					11,317,747
Republic of Indonesia
Bond	6.625	02-17-37		2,421,000	2,693,838
Bond	7.000	09-15-30	IDR	127,000,000,000	8,623,909
Iraq 0.6%					5,202,735
Republic of Iraq
Bond	5.800	01-15-28		5,668,875	5,202,735
Ivory Coast 0.8%					6,950,272
Republic of Ivory Coast
Bond (A)	4.875	01-30-32	EUR	8,350,000	6,950,272
Kenya 0.5%					4,786,000
Republic of Kenya
Bond (A)	8.000	05-22-32		3,000,000	2,476,500
Bond (A)	8.250	02-28-48		3,100,000	2,309,500
Mexico 1.1%					9,817,190
Government of Mexico
Bond	5.750	03-05-26	MXN	185,000,000	9,817,190
Morocco 0.9%					8,041,250
Kingdom of Morocco
Bond (A)	4.000	12-15-50		6,500,000	4,241,250
Bond (A)	5.950	03-08-28		3,800,000	3,800,000
Namibia 0.4%					3,226,736
Republic of Namibia
Bond (A)	5.250	10-29-25		3,400,000	3,226,736
Nigeria 1.9%					17,761,413
Federal Republic of Nigeria
Bond	7.625	11-28-47		2,550,000	1,753,329
Bond (A)	7.696	02-23-38		2,600,000	1,885,364
Bond (A)	7.875	02-16-32		2,000,000	1,625,360
Bond	7.875	02-16-32		4,500,000	3,657,060
Bond (A)	8.375	03-24-29		5,500,000	4,840,000
Bond	9.248	01-21-49		5,000,000	4,000,300
Oman 2.5%					23,239,508
Sultanate of Oman
Bond	5.625	01-17-28		6,000,000	5,917,740
Bond	6.750	01-17-48		11,500,000	11,134,668
Bond (A)	7.000	01-25-51		6,250,000	6,187,100
Panama 0.5%					4,319,573
Republic of Panama
Bond	6.700	01-26-36		3,050,000	3,198,582
Bond	8.875	09-30-27		1,000,000	1,120,991
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	13

	Rate (%)	Maturity date	Par value^	Value
Philippines 0.5%				$4,305,217
Republic of the Philippines
Bond	5.170	10-13-27	4,300,000	4,305,217
Poland 0.6%				5,860,153
Republic of Poland
Bond	4.875	10-04-33	3,020,000	2,928,361
Bond	5.500	04-04-53	3,020,000	2,931,792
Qatar 3.4%				31,341,840
State of Qatar
Bond	4.500	04-23-28	11,100,000	10,981,807
Bond (A)	4.817	03-14-49	10,000,000	9,308,520
Bond	4.817	03-14-49	7,500,000	6,981,390
Bond (A)	5.103	04-23-48	4,250,000	4,070,123
Romania 2.0%				18,623,624
Government of Romania
Bond	3.625	03-27-32	5,640,000	4,721,244
Bond	6.625	02-17-28	4,520,000	4,662,380
Bond	7.125	01-17-33	8,800,000	9,240,000
Saudi Arabia 3.8%				34,514,874
Kingdom of Saudi Arabia
Bond (A)	2.250	02-02-33	7,760,000	6,148,248
Bond (A)	5.000	01-18-53	12,600,000	11,170,580
Bond (A)	5.250	01-16-50	18,650,000	17,196,046
Senegal 0.3%				2,529,011
Republic of Senegal
Bond (A)	6.250	05-23-33	1,600,000	1,305,296
Bond	6.250	05-23-33	1,500,000	1,223,715
Serbia 0.1%				988,000
Republic of Serbia
Bond (A)	2.125	12-01-30	1,300,000	988,000
South Africa 1.6%				14,865,448
Republic of South Africa
Bond	4.300	10-12-28	3,300,000	2,908,442
Bond	5.875	04-20-32	8,000,000	7,066,400
Bond	7.300	04-20-52	5,800,000	4,890,606
South Korea 0.3%				2,838,184
Korea Development Bank
Bond	4.250	09-08-32	3,000,000	2,838,184
Sri Lanka 0.4%				3,410,679
Republic of Sri Lanka
Bond	6.750	04-18-28	7,500,000	3,410,679
14	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Turkey 4.1%				$37,193,159
Istanbul Metropolitan Municipality
Bond (A)(B)	6.375	12-09-25	8,150,000	7,640,084
Republic of Turkey
Bond	4.250	04-14-26	2,500,000	2,301,300
Bond	5.875	06-26-31	10,000,000	8,570,800
Bond	5.950	01-15-31	5,000,000	4,329,800
Bond	6.000	01-14-41	18,650,000	14,351,175
Ukraine 0.8%				7,595,426
Republic of Ukraine
Bond (A)	7.253	03-15-35	22,800,000	6,011,676
GDP-Linked Bond (C)*	7.750	05-31-41	3,500,000	1,583,750
Uzbekistan 0.6%				5,828,500
Republic of Uzbekistan
Bond (A)	3.700	11-25-30	2,700,000	2,173,500

Bond (A)	5.375	02-20-29	4,000,000	3,655,000
Corporate bonds 49.6%				$454,856,526
(Cost $552,742,962)
Austria 0.4%				3,880,567
Klabin Austria GmbH (A)	7.000	04-03-49	4,000,000	3,880,567
Brazil 3.2%				29,268,829
Globo Comunicacao e Participacoes SA (A)	4.875	01-22-30	6,900,000	5,850,439
Globo Comunicacao e Participacoes SA (A)	5.500	01-14-32	3,000,000	2,526,361
MC Brazil Downstream Trading SARL (A)	7.250	06-30-31	5,797,510	3,884,331
Odebrecht Holdco Finance, Ltd. (A)(D)	20.077	09-10-58	1,671,394	2,507
Odebrecht Holdco Finance, Ltd. (D)	20.077	09-10-58	1,396,835	2,095
Odebrecht Oil & Gas Finance, Ltd., Zero Coupon (A)(E)	0.000	10-16-23	253,378	2,536
OEC Finance, Ltd. (7.500% Cash or 10.500% PIK) (A)(E)	7.500	10-02-23	1,778,982	144,738
OEC Finance, Ltd. (7.284% Cash or 0.394% PIK)	7.678	12-27-33	1,376,165	61,927
Petrobras Global Finance BV	5.600	01-03-31	7,600,000	7,284,112
Petrobras Global Finance BV	6.850	06-05-15	10,376,000	9,103,163
Vale Overseas, Ltd.	6.875	11-21-36	390,000	406,620
Chile 2.4%				22,108,749
Colbun SA	3.950	10-11-27	4,000,000	3,732,724
Corp. Nacional del Cobre de Chile	4.500	08-01-47	5,600,000	4,492,265
Corp. Nacional del Cobre de Chile (A)	5.125	02-02-33	4,800,000	4,600,197
Corp. Nacional del Cobre de Chile	5.125	02-02-33	2,800,000	2,683,288
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	15

	Rate (%)	Maturity date	Par value^	Value
Chile (continued)
Enel Americas SA	4.000	10-25-26	4,000,000	3,779,920
Sociedad Quimica y Minera de Chile SA (A)	4.250	05-07-29	3,000,000	2,820,355
China 0.7%				$5,960,370
State Grid Overseas Investment 2014, Ltd.	4.850	05-07-44	6,235,000	5,960,370
Colombia 1.5%				13,692,742
Ecopetrol SA	5.875	05-28-45	9,700,000	6,837,874
Empresas Publicas de Medellin ESP (A)	4.250	07-18-29	2,300,000	1,867,307
Grupo Energia Bogota SA ESP (A)	4.875	05-15-30	2,200,000	2,028,629
Promigas SA ESP (A)(B)	3.750	10-16-29	3,500,000	2,958,932
Costa Rica 1.0%				9,191,358
Instituto Costarricense de Electricidad	6.375	05-15-43	10,980,000	9,191,358
Dominican Republic 1.2%				11,155,000
Aeropuertos Dominicanos Siglo XXI SA (A)	6.750	03-30-29	4,150,000	4,025,500
Aeropuertos Dominicanos Siglo XXI SA	6.750	03-30-29	7,350,000	7,129,500
Guatemala 0.9%				8,345,648
CT Trust (A)	5.125	02-03-32	5,600,000	4,611,488
Investment Energy Resources, Ltd. (A)	6.250	04-26-29	4,000,000	3,734,160
Hong Kong 0.4%				4,030,531
Sinochem Overseas Capital Company, Ltd.	6.300	11-12-40	4,000,000	4,030,531
India 1.6%				14,898,611
Adani Ports & Special Economic Zone, Ltd. (A)	3.100	02-02-31	4,500,000	3,100,647
Adani Ports & Special Economic Zone, Ltd. (A)	4.200	08-04-27	4,100,000	3,433,880
Adani Ports & Special Economic Zone, Ltd. (A)	4.375	07-03-29	3,500,000	2,787,062
Shriram Finance, Ltd. (A)	4.400	03-13-24	5,700,000	5,577,022
Indonesia 5.2%				47,845,463
Cikarang Listrindo Tbk PT (A)	4.950	09-14-26	7,750,000	7,408,141
Pertamina Persero PT (A)	4.700	07-30-49	7,000,000	5,725,167
Pertamina Persero PT	6.000	05-03-42	8,200,000	7,903,626
Pertamina Persero PT (A)	6.000	05-03-42	14,300,000	13,783,152
Pertamina Persero PT (A)	6.450	05-30-44	8,500,000	8,584,760
16	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Indonesia (continued)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.875	07-17-49	5,600,000	4,440,617
Luxembourg 3.6%				$32,607,951
Foresea Holding SA (A)	7.500	06-15-30	164,787	150,780
Hidrovias International Finance SARL (A)	4.950	02-08-31	6,000,000	4,835,556
Kenbourne Invest SA (A)	4.700	01-22-28	3,881,000	2,381,575
Kenbourne Invest SA (A)	6.875	11-26-24	2,485,000	2,086,655
Millicom International Cellular SA (A)	4.500	04-27-31	758,000	598,897
Millicom International Cellular SA (A)	5.125	01-15-28	5,220,000	4,733,058
Petrorio Luxembourg Trading Sarl (A)	6.125	06-09-26	8,750,000	8,406,709
Rede D’or Finance Sarl (A)	4.500	01-22-30	4,265,000	3,665,186
Simpar Europe SA (A)	5.200	01-26-31	7,000,000	5,749,535
Mauritius 1.5%				13,343,080
HTA Group, Ltd. (A)	7.000	12-18-25	4,900,000	4,624,032
MTN Mauritius Investments, Ltd. (A)	4.755	11-11-24	5,950,000	5,780,128
MTN Mauritius Investments, Ltd.	6.500	10-13-26	3,000,000	2,938,920
Mexico 10.4%				94,960,231
Banco Mercantil del Norte SA (7.500% to 6-27-29, then 10 Year CMT + 5.470%) (A)(E)	7.500	06-27-29	2,200,000	2,006,968
Banco Mercantil del Norte SA (E)	7.500	06-27-29	830,000	757,157
BBVA Bancomer SA (8.450% to 6-29-38, then 5 Year CMT + 4.661%) (A)	8.450	06-29-38	6,600,000	6,602,983
Braskem Idesa SAPI (A)	6.990	02-20-32	4,790,000	2,868,544
Braskem Idesa SAPI	6.990	02-20-32	3,200,000	1,919,288
Cemex SAB de CV (A)	3.875	07-11-31	7,750,000	6,631,456
Credito Real SAB de CV (E)(F)	9.125	11-29-27	3,500,000	36,750
Credito Real SAB de CV (A)(F)	9.500	02-07-26	11,760,000	1,264,200
Cydsa SAB de CV (A)	6.250	10-04-27	7,600,000	7,105,711
Cydsa SAB de CV	6.250	10-04-27	943,000	881,669
Infraestructura Energetica Nova SAPI de CV (A)	4.750	01-15-51	5,700,000	4,242,783
Infraestructura Energetica Nova SAPI de CV (A)	4.875	01-14-48	2,800,000	2,124,552
Metalsa Sapi De CV	3.750	05-04-31	9,500,000	7,433,555
Mexico City Airport Trust (A)	5.500	10-31-46	7,100,000	5,927,066
Mexico City Airport Trust (A)	5.500	07-31-47	6,900,000	5,726,764
Mexico City Airport Trust	5.500	07-31-47	4,000,000	3,319,863
Petroleos Mexicanos	6.625	06-15-35	10,880,000	7,505,986
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	17

	Rate (%)	Maturity date	Par value^	Value
Mexico (continued)
Petroleos Mexicanos	7.690	01-23-50	26,500,000	17,730,731
Petroleos Mexicanos (A)	10.000	02-07-33	5,000,000	4,554,642
Trust Fibra Uno (A)	6.950	01-30-44	6,600,000	5,744,563
Unifin Financiera SAB de CV (A)(F)	8.375	01-27-28	11,500,000	575,000
Netherlands 2.5%				$23,241,870
Braskem Netherlands Finance BV (A)	4.500	01-10-28	11,150,000	10,146,731
Metinvest BV	7.750	10-17-29	6,500,000	3,753,750
Prosus NV (A)	4.027	08-03-50	8,870,000	5,263,264
VEON Holdings BV (A)(B)	4.950	06-16-24	4,350,000	4,078,125
Panama 0.8%				7,476,688
AES Panama Generation Holdings SRL (A)	4.375	05-31-30	3,468,666	2,999,642
Banco General SA (A)	4.125	08-07-27	4,750,000	4,477,046
Paraguay 0.3%				2,368,750
Telefonica Celular del Paraguay SA (A)	5.875	04-15-27	2,500,000	2,368,750
Peru 3.9%				36,070,088
Atlantica Transmision Sur SA (A)	6.875	04-30-43	5,828,125	5,669,017
Banco BBVA Peru SA (5.250% to 9-22-24, then 5 Year CMT + 2.750%) (A)	5.250	09-22-29	2,300,000	2,242,516
Cia de Minas Buenaventura SAA (A)	5.500	07-23-26	4,000,000	3,524,664
Consorcio Transmantaro SA (A)	5.200	04-11-38	5,000,000	4,615,829
InRetail Consumer (A)	3.250	03-22-28	6,000,000	5,195,831
Kallpa Generacion SA (A)	4.875	05-24-26	2,890,000	2,774,400
Petroleos del Peru SA (A)	5.625	06-19-47	9,180,000	5,874,444
Petroleos del Peru SA	5.625	06-19-47	3,600,000	2,304,553
Volcan Cia Minera SAA (A)	4.375	02-11-26	6,000,000	3,868,834
Singapore 1.9%				17,381,503
LLPL Capital Pte, Ltd. (A)	6.875	02-04-39	5,792,523	5,108,985
Medco Bell Pte, Ltd. (A)	6.375	01-30-27	6,800,000	6,316,910
Medco Oak Tree Pte, Ltd. (A)	7.375	05-14-26	6,100,000	5,955,608
South Africa 0.5%				4,646,534
Eskom Holdings SOC Ltd.	8.450	08-10-28	4,800,000	4,646,534
Thailand 0.8%				7,773,297
GC Treasury Center Company, Ltd. (A)	5.200	03-30-52	3,000,000	2,314,378
PTTEP Treasury Center Company, Ltd. (A)(B)	6.350	06-12-42	2,600,000	2,663,674
18	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Thailand (continued)
Thaioil Treasury Center Company, Ltd. (A)	3.750	06-18-50		2,000,000	1,276,702
Thaioil Treasury Center Company, Ltd. (A)	5.375	11-20-48		1,800,000	1,518,543
Togo 0.4%					$3,774,750
Banque Ouest Africaine de Developpement (A)	5.000	07-27-27		4,200,000	3,774,750
United Kingdom 2.7%					24,346,648
European Bank For Reconstruction & Development	5.000	01-27-25	BRL	47,000,000	8,953,827
IHS Holding, Ltd. (A)	6.250	11-29-28		5,800,000	4,668,420
Liquid Telecommunications Financing PLC (A)	5.500	09-04-26		6,000,000	3,720,360
MARB BondCo PLC (A)	3.950	01-29-31		9,000,000	7,004,041
United States 1.8%					16,487,268
ATP Tower Holdings LLC (A)	4.050	04-27-26		2,000,000	1,750,000
JBS USA LUX SA	3.625	01-15-32		5,000,000	4,103,410
Kosmos Energy, Ltd. (A)	7.750	05-01-27		3,200,000	2,870,411
Sasol Financing USA LLC	5.500	03-18-31		9,700,000	7,763,447

	Shares	Value
Common stocks 0.1%		$893,688
(Cost $6,135,042)
Canada 0.1%		477,142
Frontera Energy Corp. (C)	62,290	477,142
Luxembourg 0.0%		416,546
Drillco Holdings SA, Class B (A)(C)	1,602	41,652
Drillco Holdings SA, Class C (A)(C)	14,419	374,894

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.9%				$17,548,747
(Cost $17,547,611)
U.S. Government Agency 1.3%				11,762,000
Federal Agricultural Mortgage Corp. Discount Note	5.170	09-01-23	4,834,000	4,834,000
Federal Home Loan Bank Discount Note	5.198	09-01-23	6,928,000	6,928,000

	Yield (%)	Shares	Value
Short-term funds 0.6%			5,786,747
John Hancock Collateral Trust (G)	5.4789(H)	578,871	5,786,747

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	19

Total investments (Cost $1,109,596,042) 99.1%	$908,510,063
Other assets and liabilities, net 0.9%	8,015,438
Total net assets 100.0%	$916,525,501

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso

Security Abbreviations and Legend
CMT	Constant Maturity Treasury
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $478,608,586 or 52.2% of the fund’s net assets as of 8-31-23.
(B)	All or a portion of this security is on loan as of 8-31-23.
(C)	Non-income producing security.
(D)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Non-income producing - Issuer is in default.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(H)	The rate shown is the annualized seven-day yield as of 8-31-23.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
20	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	685	Long	Dec 2023	$75,394,093	$76,045,703	$651,610
						$651,610
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $1,114,163,901. Net unrealized depreciation aggregated to $205,002,228, of which $3,617,982 related to gross unrealized appreciation and $208,620,210 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	21

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $1,103,810,431) including $5,707,451 of securities loaned	$902,723,316
Affiliated investments, at value (Cost $5,785,611)	5,786,747
Total investments, at value (Cost $1,109,596,042)	908,510,063
Receivable for futures variation margin	139,141
Cash	675,946
Foreign currency, at value (Cost $131)	129
Collateral held at broker for futures contracts	2,135,000
Interest receivable	13,300,236
Receivable for fund shares sold	56,169
Receivable for securities lending income	17,574
Other assets	90,186
Total assets	924,924,444
Liabilities
Distributions payable	75,742
Payable for fund shares repurchased	2,352,604
Payable upon return of securities loaned	5,825,157
Payable to affiliates
Accounting and legal services fees	46,871
Transfer agent fees	2,906
Trustees’ fees	63
Other liabilities and accrued expenses	95,600
Total liabilities	8,398,943
Net assets	$916,525,501
Net assets consist of
Paid-in capital	$1,202,509,463
Total distributable earnings (loss)	(285,983,962)
Net assets	$916,525,501

22	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES 8-31-23  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,662,552 ÷ 228,337 shares)[1]	$7.28
Class C ($288,935 ÷ 39,760 shares)[1]	$7.27
Class I ($30,825,954 ÷ 4,232,296 shares)	$7.28
Class R2 ($36,997 ÷ 5,087 shares)	$7.27
Class R6 ($1,878,896 ÷ 258,192 shares)	$7.28
Class NAV ($881,832,167 ÷ 121,231,745 shares)	$7.27
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$7.58

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	23

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Interest	$60,484,793
Securities lending	135,638
Less foreign taxes withheld	(124,917)
Total investment income	60,495,514
Expenses
Investment management fees	6,355,520
Distribution and service fees	8,456
Accounting and legal services fees	187,036
Transfer agent fees	28,633
Trustees’ fees	22,415
Custodian fees	201,947
State registration fees	111,515
Printing and postage	18,114
Professional fees	163,325
Other	51,129
Total expenses	7,148,090
Less expense reductions	(65,137)
Net expenses	7,082,953
Net investment income	53,412,561
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(25,931,074)
Affiliated investments	(6,099)
Futures contracts	(1,139,829)
Forward foreign currency contracts	(2,555,800)
(29,632,802)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	35,118,376
Affiliated investments	4,470
Futures contracts	651,610
Forward foreign currency contracts	(35,771)
35,738,685
Net realized and unrealized gain	6,105,883
Increase in net assets from operations	$59,518,444
24	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$53,412,561	$56,619,608
Net realized loss	(29,632,802)	(11,417,710)
Change in net unrealized appreciation (depreciation)	35,738,685	(273,093,033)
Increase (decrease) in net assets resulting from operations	59,518,444	(227,891,135)
Distributions to shareholders
From earnings
Class A	(99,714)	(93,335)
Class C	(14,111)	(13,814)
Class I	(1,325,101)	(978,473)
Class R2	(2,120)	(2,108)
Class R6	(111,660)	(107,991)
Class NAV	(53,191,981)	(54,239,103)
Total distributions	(54,744,687)	(55,434,824)
From fund share transactions	(22,170,353)	19,049,779
Total decrease	(17,396,596)	(264,276,180)
Net assets
Beginning of year	933,922,097	1,198,198,277
End of year	$916,525,501	$933,922,097
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	25

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$7.24	$9.45	$9.21	$9.33	$8.86
Net investment income[1]	0.38	0.41	0.37	0.41	0.43
Net realized and unrealized gain (loss) on investments	0.06	(2.22)	0.23	(0.11)	0.48
Total from investment operations	0.44	(1.81)	0.60	0.30	0.91
Less distributions
From net investment income	(0.40)	(0.40)	(0.36)	(0.36)	(0.44)
From tax return of capital	—	—	—	(0.06)	—
Total distributions	(0.40)	(0.40)	(0.36)	(0.42)	(0.44)
Net asset value, end of period	$7.28	$7.24	$9.45	$9.21	$9.33
Total return (%)[2,3]	6.37	(19.55)	6.61	3.36	10.52
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$2	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	1.18	1.17	1.20	1.19
Expenses including reductions	1.19	1.17	1.17	1.19	1.18
Net investment income	5.27	4.87	4.01	4.54	4.78
Portfolio turnover (%)	22	9	18	24	7

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
26	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$7.24	$9.44	$9.20	$9.32	$8.85
Net investment income[1]	0.34	0.35	0.31	0.35	0.37
Net realized and unrealized gain (loss) on investments	0.05	(2.21)	0.22	(0.12)	0.48
Total from investment operations	0.39	(1.86)	0.53	0.23	0.85
Less distributions
From net investment income	(0.36)	(0.34)	(0.29)	(0.30)	(0.38)
From tax return of capital	—	—	—	(0.05)	—
Total distributions	(0.36)	(0.34)	(0.29)	(0.35)	(0.38)
Net asset value, end of period	$7.27	$7.24	$9.44	$9.20	$9.32
Total return (%)[2,3]	5.50	(20.04)	5.87	2.65	9.76
Ratios and supplemental data
Net assets, end of period (in millions)	$—[4]	$—[4]	$—[4]	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.90	1.88	1.87	1.90	1.89
Expenses including reductions	1.89	1.87	1.87	1.89	1.88
Net investment income	4.78	4.17	3.32	3.85	4.09
Portfolio turnover (%)	22	9	18	24	7

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	27

CLASS I SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$7.25	$9.46	$9.22	$9.34	$8.86
Net investment income[1]	0.41	0.43	0.41	0.44	0.46
Net realized and unrealized gain (loss) on investments	0.05	(2.22)	0.21	(0.12)	0.49
Total from investment operations	0.46	(1.79)	0.62	0.32	0.95
Less distributions
From net investment income	(0.43)	(0.42)	(0.38)	(0.38)	(0.47)
From tax return of capital	—	—	—	(0.06)	—
Total distributions	(0.43)	(0.42)	(0.38)	(0.44)	(0.47)
Net asset value, end of period	$7.28	$7.25	$9.46	$9.22	$9.34
Total return (%)[2]	6.53	(19.30)	6.91	3.67	10.95
Ratios and supplemental data
Net assets, end of period (in millions)	$31	$19	$18	$14	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	0.88	0.87	0.90	0.90
Expenses including reductions	0.89	0.87	0.87	0.89	0.89
Net investment income	5.73	5.21	4.36	4.83	5.06
Portfolio turnover (%)	22	9	18	24	7

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
28	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$7.24	$9.45	$9.21	$9.32	$8.85
Net investment income[1]	0.41	0.42	0.38	0.42	0.44
Net realized and unrealized gain (loss) on investments	0.04	(2.22)	0.22	(0.11)	0.48
Total from investment operations	0.45	(1.80)	0.60	0.31	0.92
Less distributions
From net investment income	(0.42)	(0.41)	(0.36)	(0.36)	(0.45)
From tax return of capital	—	—	—	(0.06)	—
Total distributions	(0.42)	(0.41)	(0.36)	(0.42)	(0.45)
Net asset value, end of period	$7.27	$7.24	$9.45	$9.21	$9.32
Total return (%)[2]	6.40	(19.32)	6.52	3.49	10.62
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.02	1.15	1.18	1.12
Expenses including reductions	1.04	1.01	1.15	1.17	1.11
Net investment income	5.66	5.06	4.04	4.60	4.85
Portfolio turnover (%)	22	9	18	24	7

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	29

CLASS R6 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$7.25	$9.44	$9.21	$9.33	$8.85
Net investment income[1]	0.42	0.44	0.41	0.45	0.48
Net realized and unrealized gain (loss) on investments	0.04	(2.20)	0.21	(0.12)	0.47
Total from investment operations	0.46	(1.76)	0.62	0.33	0.95
Less distributions
From net investment income	(0.43)	(0.43)	(0.39)	(0.39)	(0.47)
From tax return of capital	—	—	—	(0.06)	—
Total distributions	(0.43)	(0.43)	(0.39)	(0.45)	(0.47)
Net asset value, end of period	$7.28	$7.25	$9.44	$9.21	$9.33
Total return (%)[2]	6.66	(19.04)	6.92	3.79	11.05
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$3	$4	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.77	0.77	0.78	0.79
Expenses including reductions	0.79	0.76	0.76	0.78	0.78
Net investment income	5.91	5.28	4.44	4.96	5.22
Portfolio turnover (%)	22	9	18	24	7

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
30	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$7.24	$9.44	$9.21	$9.33	$8.85
Net investment income[1]	0.42	0.44	0.42	0.45	0.47
Net realized and unrealized gain (loss) on investments	0.05	(2.21)	0.20	(0.11)	0.49
Total from investment operations	0.47	(1.77)	0.62	0.34	0.96
Less distributions
From net investment income	(0.44)	(0.43)	(0.39)	(0.40)	(0.48)
From tax return of capital	—	—	—	(0.06)	—
Total distributions	(0.44)	(0.43)	(0.39)	(0.46)	(0.48)
Net asset value, end of period	$7.27	$7.24	$9.44	$9.21	$9.33
Total return (%)[2]	6.68	(19.14)	6.93	3.80	11.10
Ratios and supplemental data
Net assets, end of period (in millions)	$882	$911	$1,175	$1,014	$1,069
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.76	0.76	0.77	0.77
Expenses including reductions	0.78	0.75	0.75	0.76	0.77
Net investment income	5.91	5.31	4.49	4.97	5.21
Portfolio turnover (%)	22	9	18	24	7

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	31

Notes to financial statements
Note 1—Organization
John Hancock Emerging Markets Debt Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return with an emphasis on current income as well as capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot
32	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2023, by major security category or type:
	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Foreign government obligations	$435,211,102	—	$435,211,102	—
Corporate bonds	454,856,526	—	454,856,526	—
Common stocks	893,688	$477,142	416,546	—
Short-term investments	17,548,747	5,786,747	11,762,000	—
Total investments in securities	$908,510,063	$6,263,889	$902,246,174	—
Derivatives:
Assets
Futures	$651,610	$651,610	—	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	33

Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2023, the fund loaned securities valued at $5,707,451 and received $5,825,157 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated
34	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2023 were $5,914.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2023, the fund has a short-term capital loss carryforward of $9,538,476 and a long-term capital loss carryforward of $70,460,710 available to offset future net realized capital gains. These carryforwards do not expire.
Qualified late year ordinary losses of $899,544 are treated as occurring on September 1, 2023, the first day of the fund’s next taxable year.
As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
	August 31, 2023	August 31, 2022
Ordinary income	$54,744,687	$55,434,824
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds, derivatives, foreign currency transactions and amortization and accretion of debt securities.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	35

Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the
36	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2023, the fund used futures contracts to manage duration of the fund and manage against changes in interest rates. The fund held futures contracts with USD notional values ranging up to $76.0 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended August 31, 2023, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging up to $27.4 million, as measured at each quarter end. There were no open forward foreign currency contracts as of August 31, 2023.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2023 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$651,610	—

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Total
Interest rate	$(1,139,829)	—	$(1,139,829)
Currency	—	$(2,555,800)	(2,555,800)
Total	$(1,139,829)	$(2,555,800)	$(3,695,629)
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	37

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Interest rate	$651,610	—	$651,610
Currency	—	$(35,771)	(35,771)
Total	$651,610	$(35,771)	$615,839
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.725% of the first $250 million of the fund’s average daily net assets; (b) 0.700% of the next $500 million of the fund’s average daily net assets, and (c) 0.675% of the fund’s average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC (Subadvisor), an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.78% of average net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
38	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$129
Class C	20
Class I	1,612
Class R2	3
Class	Expense reduction
Class R6	$133
Class NAV	63,240
Total	$65,137

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.70% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $379 for the year ended August 31, 2023. Of this amount, $48 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $331 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, there were no CDSCs received by the Distributor for Class A or Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	39

retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$5,509	$2,116
Class C	2,855	329
Class I	—	26,045
Class R2	92	3
Class R6	—	140
Total	$8,456	$28,633
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$6,450,000	2	5.401%	$1,935
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,793,871	$20,465,377	411,743	$3,459,249
Distributions reinvested	13,426	96,444	11,196	91,480
Repurchased	(2,797,582)	(20,523,474)	(450,053)	(3,773,456)
Net increase (decrease)	9,715	$38,347	(27,114)	$(222,727)
Class C shares
Sold	14,716	$104,770	2,628	$23,499
Distributions reinvested	1,961	14,067	1,681	13,722
Repurchased	(14,900)	(107,973)	(10,099)	(85,390)
Net increase (decrease)	1,777	$10,864	(5,790)	$(48,169)
40	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class I shares
Sold	7,911,995	$56,440,767	3,798,726	$31,015,064
Distributions reinvested	84,482	607,758	63,916	522,360
Repurchased	(6,345,878)	(45,410,011)	(3,174,737)	(25,504,273)
Net increase	1,650,599	$11,638,514	687,905	$6,033,151
Class R2 shares
Sold	—	—	1	$9
Repurchased	—	—	(2)	(16)
Net decrease	—	—	(1)	$(7)
Class R6 shares
Sold	67,416	$483,764	94,851	$787,917
Distributions reinvested	15,238	109,401	13,121	107,404
Repurchased	(84,598)	(611,037)	(143,587)	(1,284,479)
Net decrease	(1,944)	$(17,872)	(35,615)	$(389,158)
Class NAV shares
Sold	3,068,931	$21,950,559	4,787,248	$39,380,209
Distributions reinvested	7,411,620	53,191,981	6,657,118	54,239,103
Repurchased	(15,087,526)	(108,982,746)	(9,996,975)	(79,942,623)
Net increase (decrease)	(4,606,975)	$(33,840,206)	1,447,391	$13,676,689
Total net increase (decrease)	(2,946,828)	$(22,170,353)	2,066,776	$19,049,779
Affiliates of the fund owned 100%, 57% and 100% of shares of Class R2, Class R6 and Class NAV, respectively, on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $226,794,835 and $191,192,625, respectively, for the year ended August 31, 2023.
Note 8—Emerging-market risk
Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	41

Note 9—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2023, funds within the John Hancock group of funds complex held 96.2% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	30.1%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	18.1%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	13.3%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	12.7%
Note 10—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	578,871	$19,322,766	$30,691,490	$(44,225,880)	$(6,099)	$4,470	$135,638	—	$5,786,747

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
42	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Emerging Markets Debt Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Emerging Markets Debt Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 10, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	43

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
44	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Emerging Markets Debt Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund.  The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	45

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
46	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one- and three-year periods and underperformed its benchmark index for the five- and ten-year periods ended December 31, 2022. The Board also noted that the fund outperformed its peer group median for the one-, five- and ten-year periods and performed in-line with the peer group median for the three-year period ended December 31, 2022. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one- and three-year periods and relative to the peer group median for the one-, three-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the benchmark index.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.  The Board noted that net management fees and net total expenses are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex,  including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	47

assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
48	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	49

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes.  The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
50	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Emerging Markets Debt Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	51

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
52	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	53

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

54	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	55

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
56	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Neal Capecci1
Roberto Sanchez-Dahl, CFA
Elina Theodorakopoulou
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
1 Effective January 1, 2023, Neal Capecci was added as a portfolio manager of the fund.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	57

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Emerging Markets Debt Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099557	358A 8/23
10/2023

Annual report
John Hancock
Emerging Markets Fund
International equity
August 31, 2023

A message to shareholders
Dear shareholder,
Global equities shook off a number of concerns to register gains during the 12 months ended August 31, 2023. Although central banks continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely slow at some point within the next year. In addition, continued global growth fueled optimism that the world economy would experience a soft landing rather than a recession. Corporate earnings also came in much better than the markets had been anticipating in late 2022.
A large portion of the gain for the major world indexes came from a narrow group of U.S. mega-cap, technology-related companies. European equities also performed very well, as the impact of the conflict in Ukraine did not hamper growth as much as initially feared. On the other hand, value stocks, defensive sectors, smaller companies, and the emerging markets posted gains but underperformed the broad-based indexes.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Emerging Markets Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
15	Financial statements
19	Financial highlights
24	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Evaluation of advisory and subadvisory agreements by the Board of Trustees
44	Statement regarding liquidity risk management
46	Trustees and Officers
50	More information
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The MSCI Emerging Markets (EM) Index tracks the performance of publicly traded large- and mid-cap emerging-market stocks.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Positive performance overall for emerging markets
Emerging-markets stocks gained modest ground, with Europe and Latin America providing the strongest returns and the largest emerging market, China, struggling.
A focus on small caps helped
The fund outperformed the benchmark, the MSCI Emerging Markets Index, due partly to an emphasis on small-cap stocks, which meaningfully outperformed larger stocks this period.
Value stocks also contributed
The fund’s greater emphasis on value-oriented stocks, which generally outpaced growth stocks within emerging markets, added further value.
SECTOR COMPOSITION AS OF 8/31/2023 (% of total investments)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	3

Management’s discussion of fund performance
Can you describe the market environment for emerging-market equities during the 12 months ended August 31, 2023?
Emerging-market stocks, as measured by the fund’s benchmark, the MSCI Emerging Markets Index, gained modest ground during this time frame. Within the index, most markets produced a positive return. The strongest overall returns came in Latin America and Europe, the latter of which rebounded after losing substantial value the previous year amid Russia’s invasion of Ukraine. Asia, at more than three-quarters of the index, generated a roughly flat return, hampered by the benchmark’s largest single weight, China.
Given this environment, how did the fund perform?
The fund outperformed its benchmark. One notable contributor to relative performance was the overweight in small-cap stocks in the fund. In contrast, the index primarily includes large- and mid-cap stocks. Because the market’s smallest stocks outperformed their larger counterparts this period, the fund’s positioning boosted relative results. Also adding value was the fund’s greater emphasis on value-oriented stocks compared to the index. On average, value stocks outpaced growth stocks within emerging markets by a wide margin, lifting the fund’s result.
TOP 10 HOLDINGS AS OF 8/31/2023 (% of total investments)
Taiwan Semiconductor Manufacturing Company, Ltd.	4.2
Tencent Holdings, Ltd.	2.9
Samsung Electronics Company, Ltd.	2.2
Alibaba Group Holding, Ltd.	1.5
Infosys, Ltd.	0.7
SK Hynix, Inc.	0.7
Samsung Electronics Company, Ltd., GDR	0.6
China Construction Bank Corp., H Shares	0.6
Petroleo Brasileiro SA	0.6
HDFC Bank, Ltd.	0.6
TOTAL	14.6
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 8/31/2023 (% of total investments)
China	22.2
India	16.8
Taiwan	16.2
South Korea	12.6
Brazil	5.0
Saudi Arabia	3.6
Mexico	3.2
South Africa	2.9
Hong Kong	2.8
Thailand	2.3
TOTAL	87.6
Cash and cash equivalents are not included.
4	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

In addition, the fund’s composition of high-profitability stocks contributed to relative performance.
The fund’s portfolio composition in South Africa detracted.
Can you tell us about a change to the portfolio management team?
Effecitve January 1, 2023, Bhanu P. Singh left the portfolio management team.
MANAGED BY

William B. Collins-Dean, CFA
Jed S. Fogdall
Mary T. Phillips, CFA
The views expressed in this report are exclusively those of the portfolio management team at Dimensional Fund Advisors LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	0.49	0.38	2.37	1.91	26.42
Class C1	4.14	0.73	2.27	3.68	25.15
Class I2	6.07	1.74	3.20	8.98	37.05
Class R6[2]	6.30	1.86	3.31	9.67	38.50
Class NAV[2]	6.21	1.86	3.33	9.63	38.78
Index†	1.25	0.98	2.99	5.00	34.26
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.49	2.19	1.19	1.08	1.07
Net (%)	1.48	2.18	1.18	1.07	1.06
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI Emerging Markets Index.
See the following page for footnotes.
6	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI Emerging Markets Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-13	12,515	12,515	13,426
Class I2	8-31-13	13,705	13,705	13,426
Class R6[2]	8-31-13	13,850	13,850	13,426
Class NAV[2]	8-31-13	13,878	13,878	13,426
The MSCI Emerging Markets (EM) Index tracks the performance of publicly traded large- and mid-cap emerging-market stocks.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class C shares were first offered on 6-27-14. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,048.90	$7.39	1.43%
	Hypothetical example	1,000.00	1,018.00	7.27	1.43%
Class C	Actual expenses/actual returns	1,000.00	1,045.80	10.98	2.13%
	Hypothetical example	1,000.00	1,014.50	10.82	2.13%
Class I	Actual expenses/actual returns	1,000.00	1,050.90	5.84	1.13%
	Hypothetical example	1,000.00	1,019.50	5.75	1.13%
Class R6	Actual expenses/actual returns	1,000.00	1,052.00	5.28	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
Class NAV	Actual expenses/actual returns	1,000.00	1,050.90	5.22	1.01%
	Hypothetical example	1,000.00	1,020.10	5.14	1.01%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	9

Fund’s investments
Summary of fund’s investments as of 8-31-23
(showing percentage of total net assets)
This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. Certain percentages of less than 0.05% are rounded and presented as 0.0%. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling 1-800-225-5291. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.
	Shares	Value	% of Net Assets
Common stocks 98.9%		$174,665,120
(Cost $162,078,100)
Australia 0.0%		58,402	0.0%
Belgium 0.0%		47,059	0.0%
Brazil 3.9%		6,928,743	3.9%
Petroleo Brasileiro SA	120,644	841,479	0.5%
Vale SA	59,953	787,904	0.5%
OTHER SECURITIES		5,299,360	2.9%
Canada 0.0%		43,528	0.0%
Chile 0.7%		1,192,727	0.7%
China 22.3%		39,408,439	22.3%
Alibaba Group Holding, Ltd. (A)	228,300	2,649,683	1.5%
Aowei Holdings, Ltd. (A)	9,116,000	709,035	0.4%
Bank of China, Ltd., H Shares	1,491,075	505,351	0.3%
BYD Company, Ltd., H Shares	12,500	392,633	0.2%
China Construction Bank Corp., H Shares	1,815,000	971,117	0.6%
China Merchants Bank Company, Ltd., H Shares	108,961	431,466	0.3%
China Petroleum & Chemical Corp., H Shares	600,000	350,824	0.2%
Industrial & Commercial Bank of China, Ltd., H Shares	1,100,000	504,325	0.3%
JD.com, Inc., ADR	581	19,295	0.0%
JD.com, Inc., Class A	23,188	385,109	0.2%
NetEase, Inc.	40,400	836,986	0.5%
PetroChina Company, Ltd., H Shares	686,000	494,857	0.3%
Ping An Insurance Group Company of China, Ltd., H Shares	115,000	688,522	0.4%
Tencent Holdings, Ltd.	122,300	5,068,157	2.9%
Yum China Holdings, Inc.	2,500	132,897	0.1%
Yum China Holdings, Inc. (New York Stock Exchange)	3,785	203,217	0.1%
OTHER SECURITIES		25,064,965	14.0%
Colombia 0.1%		223,725	0.1%
Cyprus 0.0%		16,742	0.0%
10	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
Czech Republic 0.1%		$181,071	0.1%
Egypt 0.0%		31,085	0.0%
Greece 0.5%		867,378	0.5%
Hong Kong 2.8%		4,982,641	2.8%
China Resources Land, Ltd.	88,444	373,826	0.2%
OTHER SECURITIES		4,608,815	2.6%
Hungary 0.2%		323,953	0.2%
India 16.9%		29,857,442	16.9%
Axis Bank, Ltd.	46,026	539,630	0.3%
Bharti Airtel, Ltd.	55,404	573,260	0.3%
HDFC Bank, Ltd.	50,990	968,956	0.6%
ICICI Bank, Ltd.	68,453	791,124	0.5%
ICICI Bank, Ltd., ADR	1,674	38,787	0.0%
Infosys, Ltd.	73,259	1,270,445	0.7%
ITC, Ltd.	75,338	399,739	0.2%
Larsen & Toubro, Ltd.	9,733	319,124	0.2%
Mahindra & Mahindra, Ltd.	16,748	318,906	0.2%
Reliance Industries, Ltd.	30,170	876,834	0.5%
Tata Consultancy Services, Ltd.	13,739	557,179	0.3%
Tata Steel, Ltd.	234,691	350,033	0.2%
OTHER SECURITIES		22,853,425	12.9%
Indonesia 2.2%		3,810,082	2.2%
Bank Central Asia Tbk PT	665,100	400,394	0.3%
OTHER SECURITIES		3,409,688	1.9%
Ireland 0.0%		72,347	0.0%
Kuwait 0.5%		936,409	0.5%
Malaysia 1.8%		3,115,229	1.8%
Mexico 3.2%		5,599,044	3.2%
America Movil SAB de CV (A)	555,772	534,569	0.3%
Grupo Financiero Banorte SAB de CV, Series O	40,737	345,788	0.2%
Grupo KUO SAB de CV, Series B	136,788	320,821	0.2%
Organizacion Soriana SAB de CV, Series B (A)	386,061	661,153	0.4%
OTHER SECURITIES		3,736,713	2.1%
Netherlands 0.0%		57,281	0.0%
Panama 0.0%		1,182	0.0%
Peru 0.1%		105,342	0.1%
Philippines 0.9%		1,582,976	0.9%
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	11

	Shares	Value	% of Net Assets
Poland 1.0%		$1,736,638	1.0%
Qatar 0.9%		1,501,169	0.9%
Qatar National Bank QPSC	99,106	424,560	0.3%
OTHER SECURITIES		1,076,609	0.6%
Russia 0.0%		32,146	0.0%
Saudi Arabia 3.6%		6,337,792	3.6%
Al Rajhi Bank	24,548	471,918	0.3%
Saudi Arabian Oil Company (B)	35,352	329,189	0.2%
Saudi Basic Industries Corp.	16,613	391,255	0.2%
Saudi Telecom Company	31,225	331,341	0.2%
OTHER SECURITIES		4,814,089	2.7%
Singapore 0.1%		75,754	0.1%
South Africa 2.9%		5,163,473	2.9%
Gold Fields, Ltd., ADR	25,603	323,366	0.2%
OTHER SECURITIES		4,840,107	2.7%
South Korea 12.7%		22,390,953	12.7%
Ecopro Company, Ltd.	338	320,650	0.2%
Hyundai Motor Company	2,796	399,504	0.3%
KB Financial Group, Inc.	10,019	408,136	0.3%
Kia Corp.	8,457	512,613	0.3%
Samsung Electronics Company, Ltd.	75,696	3,828,420	2.2%
Samsung Electronics Company, Ltd., GDR	794	1,000,748	0.6%
SK Hynix, Inc.	13,144	1,208,593	0.7%
OTHER SECURITIES		14,712,289	8.1%
Spain 0.0%		16,362	0.0%
Taiwan 16.3%		28,799,297	16.3%
Hon Hai Precision Industry Company, Ltd.	242,352	809,152	0.5%
MediaTek, Inc.	32,000	705,711	0.4%
Taiwan Semiconductor Manufacturing Company, Ltd.	431,000	7,405,856	4.2%
United Microelectronics Corp.	251,468	359,033	0.2%
OTHER SECURITIES		19,519,545	11.0%
Thailand 2.3%		4,050,836	2.3%
Turkey 1.1%		1,896,983	1.1%
United Arab Emirates 1.7%		2,965,725	1.7%
Emirates Telecommunications Group Company PJSC	59,004	318,635	0.2%
OTHER SECURITIES		2,647,090	1.5%
12	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
United Kingdom 0.0%		$27,490	0.0%

United States 0.1%		227,675	0.1%
Preferred securities 1.2%		$2,088,595
(Cost $1,431,750)
Brazil 1.1%		1,885,594	1.1%
Petroleo Brasileiro SA	150,238	969,013	0.6%
OTHER SECURITIES		916,581	0.5%
Chile 0.1%		141,079	0.1%
Colombia 0.0%		49,988	0.0%
India 0.0%		4,815	0.0%
Philippines 0.0%		7,119	0.0%
Rights 0.0%		$5,701
(Cost $3,528)
Warrants 0.0%		$49
(Cost $0)

	Yield (%)	Shares	Value	% of Net Assets
Short-term investments 0.1%			$165,600
(Cost $165,594)
Short-term funds 0.1%			165,600	0.1%
John Hancock Collateral Trust (C)	5.4789 (D)	16,566	165,600	0.1%

Total investments (Cost $163,678,972) 100.2%	$176,925,065	100.2%
Other assets and liabilities, net (0.2%)	(328,031)	(0.2)%
Total net assets 100.0%	$176,597,034	100.0%

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-23.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	13

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	3	Long	Sep 2023	$679,732	$677,400	$(2,332)
						$(2,332)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $167,635,016. Net unrealized appreciation aggregated to $9,287,717, of which $53,746,586 related to gross unrealized appreciation and $44,458,869 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
14	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $163,513,378) including $158,742 of securities loaned	$176,759,465
Affiliated investments, at value (Cost $165,594)	165,600
Total investments, at value (Cost $163,678,972)	176,925,065
Foreign currency, at value (Cost $397,322)	397,190
Collateral held at broker for futures contracts	33,600
Dividends and interest receivable	374,271
Receivable for fund shares sold	269,294
Receivable for investments sold	1,684,093
Receivable for securities lending income	99
Receivable from affiliates	490
Other assets	38,943
Total assets	179,723,045
Liabilities
Payable for futures variation margin	38,264
Due to custodian	668,981
Foreign capital gains tax payable	1,362,692
Payable for investments purchased	33,153
Payable for fund shares repurchased	662,096
Payable upon return of securities loaned	165,594
Payable to affiliates
Accounting and legal services fees	9,344
Transfer agent fees	10,922
Trustees’ fees	13
Other liabilities and accrued expenses	174,952
Total liabilities	3,126,011
Net assets	$176,597,034
Net assets consist of
Paid-in capital	$163,804,155
Total distributable earnings (loss)	12,792,879
Net assets	$176,597,034

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	15

STATEMENT OF ASSETS AND LIABILITIES 8-31-23  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($40,066,378 ÷ 3,661,013 shares)[1]	$10.94
Class C ($1,279,619 ÷ 116,889 shares)[1]	$10.95
Class I ($67,103,467 ÷ 6,133,187 shares)	$10.94
Class R6 ($737,571 ÷ 67,501 shares)	$10.93
Class NAV ($67,409,999 ÷ 6,161,934 shares)	$10.94
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.52

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Dividends	$6,224,431
Interest	26,042
Securities lending	2,692
Less foreign taxes withheld	(741,109)
Total investment income	5,512,056
Expenses
Investment management fees	1,297,797
Distribution and service fees	134,601
Accounting and legal services fees	35,133
Transfer agent fees	108,698
Trustees’ fees	3,998
Custodian fees	394,551
State registration fees	69,500
Printing and postage	14,048
Professional fees	90,701
Other	31,415
Total expenses	2,180,442
Less expense reductions	(224,689)
Net expenses	1,955,753
Net investment income	3,556,303
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	744,885
Affiliated investments	(41)
Futures contracts	19,092
763,936
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	6,307,231[1]
Affiliated investments	(4)
Futures contracts	(1,454)
6,305,773
Net realized and unrealized gain	7,069,709
Increase in net assets from operations	$10,626,012

[1]	Net of $536,882 increase in deferred foreign withholding taxes.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$3,556,303	$4,234,769
Net realized gain	763,936	11,074,414
Change in net unrealized appreciation (depreciation)	6,305,773	(50,750,914)
Increase (decrease) in net assets resulting from operations	10,626,012	(35,441,731)
Distributions to shareholders
From earnings
Class A	(740,947)	(1,369,613)
Class C	(14,558)	(34,271)
Class I	(973,909)	(1,332,525)
Class R6	(14,197)	(29,921)
Class NAV	(1,715,785)	(2,647,457)
Total distributions	(3,459,396)	(5,413,787)
From fund share transactions	10,510,623	2,370,430
Total increase (decrease)	17,677,239	(38,485,088)
Net assets
Beginning of year	158,919,795	197,404,883
End of year	$176,597,034	$158,919,795
18	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.54	$13.27	$10.51	$10.10	$11.13
Net investment income[1]	0.18	0.25	0.11	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.41	(2.65)	2.78	0.50	(1.04)
Total from investment operations	0.59	(2.40)	2.89	0.63	(0.90)
Less distributions
From net investment income	(0.19)	(0.33)	(0.13)	(0.22)	(0.13)
Net asset value, end of period	$10.94	$10.54	$13.27	$10.51	$10.10
Total return (%)[2,3]	5.73	(18.46)	27.61	6.11	(8.06)
Ratios and supplemental data
Net assets, end of period (in millions)	$40	$43	$57	$49	$52
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.49	1.54	1.57	1.51
Expenses including reductions	1.42	1.42	1.51	1.56	1.50
Net investment income	1.74	2.09	0.87	1.30	1.38
Portfolio turnover (%)	21	24	10	14	13

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	19

CLASS C SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.54	$13.26	$10.52	$10.11	$11.13
Net investment income[1]	0.11	0.16	0.02	0.06	0.06
Net realized and unrealized gain (loss) on investments	0.41	(2.65)	2.78	0.50	(1.03)
Total from investment operations	0.52	(2.49)	2.80	0.56	(0.97)
Less distributions
From net investment income	(0.11)	(0.23)	(0.06)	(0.15)	(0.05)
Net asset value, end of period	$10.95	$10.54	$13.26	$10.52	$10.11
Total return (%)[2,3]	5.14	(19.08)	26.65	5.40	(8.71)
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$2	$2	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	2.25	2.19	2.24	2.27	2.21
Expenses including reductions	2.12	2.12	2.21	2.26	2.20
Net investment income	1.03	1.36	0.12	0.59	0.65
Portfolio turnover (%)	21	24	10	14	13

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
20	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.54	$13.27	$10.51	$10.10	$11.12
Net investment income[1]	0.24	0.28	0.15	0.15	0.17
Net realized and unrealized gain (loss) on investments	0.38	(2.64)	2.77	0.51	(1.03)
Total from investment operations	0.62	(2.36)	2.92	0.66	(0.86)
Less distributions
From net investment income	(0.22)	(0.37)	(0.16)	(0.25)	(0.16)
Net asset value, end of period	$10.94	$10.54	$13.27	$10.51	$10.10
Total return (%)[2]	6.07	(18.20)	27.93	6.41	(7.72)
Ratios and supplemental data
Net assets, end of period (in millions)	$67	$38	$46	$37	$68
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	1.19	1.24	1.27	1.22
Expenses including reductions	1.12	1.12	1.21	1.26	1.21
Net investment income	2.30	2.32	1.21	1.43	1.69
Portfolio turnover (%)	21	24	10	14	13

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	21

CLASS R6 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.52	$13.26	$10.49	$10.09	$11.11
Net investment income[1]	0.22	0.29	0.06	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.43	(2.65)	2.88	0.48	(1.01)
Total from investment operations	0.65	(2.36)	2.94	0.66	(0.84)
Less distributions
From net investment income	(0.24)	(0.38)	(0.17)	(0.26)	(0.18)
Net asset value, end of period	$10.93	$10.52	$13.26	$10.49	$10.09
Total return (%)[2]	6.30	(18.20)	28.20	6.42	(7.56)
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$67	$60
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	1.08	1.13	1.16	1.11
Expenses including reductions	1.01	1.01	1.10	1.15	1.10
Net investment income	2.14	2.38	0.53	1.75	1.71
Portfolio turnover (%)	21	24	10	14	13

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.54	$13.28	$10.51	$10.10	$11.13
Net investment income[1]	0.23	0.30	0.16	0.18	0.10
Net realized and unrealized gain (loss) on investments	0.41	(2.66)	2.78	0.49	(0.95)
Total from investment operations	0.64	(2.36)	2.94	0.67	(0.85)
Less distributions
From net investment income	(0.24)	(0.38)	(0.17)	(0.26)	(0.18)
Net asset value, end of period	$10.94	$10.54	$13.28	$10.51	$10.10
Total return (%)[2]	6.21	(18.15)	28.16	6.53	(7.63)
Ratios and supplemental data
Net assets, end of period (in millions)	$67	$76	$91	$75	$68
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.07	1.12	1.14	1.10
Expenses including reductions	1.01	1.00	1.09	1.14	1.09
Net investment income	2.16	2.55	1.30	1.77	0.93
Portfolio turnover (%)	21	24	10	14	13

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	23

Notes to financial statements
Note 1—Organization
John Hancock Emerging Markets Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors.Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities
24	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2023, by major security category or type:
	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$58,402	—	$58,402	—
Belgium	47,059	—	47,059	—
Brazil	6,928,743	$6,928,743	—	—
Canada	43,528	—	43,528	—
Chile	1,192,727	1,192,727	—	—
China	39,408,439	1,116,087	38,198,944	$93,408
Colombia	223,725	223,725	—	—
Cyprus	16,742	—	16,742	—
Czech Republic	181,071	—	181,071	—
Egypt	31,085	—	31,085	—
Greece	867,378	—	856,550	10,828
Hong Kong	4,982,641	—	4,836,444	146,197
Hungary	323,953	—	323,953	—
India	29,857,442	56,666	29,773,259	27,517
Indonesia	3,810,082	—	3,706,897	103,185
Ireland	72,347	72,347	—	—
Kuwait	936,409	—	936,409	—
Malaysia	3,115,229	—	3,115,229	—
Mexico	5,599,044	5,599,044	—	—
Netherlands	57,281	—	57,281	—
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	25

	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Panama	$1,182	$1,182	—	—
Peru	105,342	105,342	—	—
Philippines	1,582,976	—	$1,581,982	$994
Poland	1,736,638	—	1,736,638	—
Qatar	1,501,169	—	1,501,169	—
Russia	32,146	—	—	32,146
Saudi Arabia	6,337,792	—	6,337,792	—
Singapore	75,754	—	75,754	—
South Africa	5,163,473	535,323	4,628,150	—
South Korea	22,390,953	41,395	22,340,599	8,959
Spain	16,362	—	16,362	—
Taiwan	28,799,297	240,336	28,553,080	5,881
Thailand	4,050,836	—	4,049,834	1,002
Turkey	1,896,983	—	1,896,789	194
United Arab Emirates	2,965,725	—	2,965,725	—
United Kingdom	27,490	—	27,490	—
United States	227,675	—	227,675	—
Preferred securities
Brazil	1,885,594	1,885,594	—	—
Chile	141,079	141,079	—	—
Colombia	49,988	49,988	—	—
India	4,815	—	4,806	9
Philippines	7,119	—	7,119	—
Rights	5,701	3,237	2,464	—
Warrants	49	49	—	—
Short-term investments	165,600	165,600	—	—
Total investments in securities	$176,925,065	$18,358,464	$158,136,281	$430,320
Derivatives:
Liabilities
Futures	$(2,332)	$(2,332)	—	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in
26	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2023, the fund loaned securities valued at $158,742 and received $165,594 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	27

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2023 were $3,612.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2023, the fund has a short-term capital loss carryforward of $100 and a long-term capital loss carryforward of $331,051 available to offset future net realized capital gains. These carryforwards do not expire.
As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
	August 31, 2023	August 31, 2022
Ordinary income	$3,459,396	$5,413,787
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, the components of distributable earnings on a tax basis consisted of $5,201,169 of undistributed ordinary income.
28	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to corporate actions, investments in passive foreign investment companies and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2023, the fund used futures contracts to equitize cash balances. The fund held futures contracts with USD notional values ranging from $396,000 to $1.2 million, as measured at each quarter end.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	29

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2023 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin[1]	Futures	—	$(2,332)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts
Equity	$19,092
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts
Equity	$(1,454)
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $100 million of the fund’s aggregate net assets and (b) 0.750% of the fund’s aggregate net assets in excess of $100 million. Aggregate net assets include the net assets of the fund and Emerging Markets Value Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.
30	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.25% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The Advisor may terminate this voluntary waiver at any time upon notice to the fund.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$54,497
Class C	1,759
Class I	66,433
Class	Expense reduction
Class R6	$821
Class NAV	101,179
Total	$224,689

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.63% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $11,753 for the year ended August 31, 2023. Of this amount, $1,947 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $9,806 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	31

purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, CDSCs received by the Distributor amounted to $2 for Class A shares. There were no CDSCs received by the Distributor for Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$121,655	$46,681
Class C	12,946	1,489
Class I	—	60,483
Class R6	—	45
Total	$134,601	$108,698
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	184,361	$1,956,552	250,208	$3,024,998
Distributions reinvested	71,593	730,960	110,051	1,352,525
Repurchased	(636,136)	(6,678,661)	(607,921)	(7,294,944)
Net decrease	(380,182)	$(3,991,149)	(247,662)	$(2,917,421)
Class C shares
Sold	10,086	$105,639	11,125	$135,227
Distributions reinvested	1,417	14,558	2,765	34,142
Repurchased	(30,075)	(308,391)	(39,945)	(488,131)
Net decrease	(18,572)	$(188,194)	(26,055)	$(318,762)
32	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class I shares
Sold	4,324,850	$45,694,356	1,950,741	$22,374,365
Distributions reinvested	95,377	971,892	108,331	1,329,223
Repurchased	(1,939,643)	(20,501,382)	(1,860,291)	(21,656,244)
Net increase	2,480,584	$26,164,866	198,781	$2,047,344
Class R6 shares
Sold	22,457	$245,390	589	$7,061
Distributions reinvested	1,382	14,054	2,422	29,649
Repurchased	(22,267)	(231,360)	(30,439)	(374,162)
Net increase (decrease)	1,572	$28,084	(27,428)	$(337,452)
Class NAV shares
Sold	825,926	$8,714,680	791,863	$9,556,264
Distributions reinvested	168,545	1,715,785	216,119	2,647,457
Repurchased	(2,019,195)	(21,933,449)	(695,109)	(8,307,000)
Net increase (decrease)	(1,024,724)	$(11,502,984)	312,873	$3,896,721
Total net increase	1,058,678	$10,510,623	210,509	$2,370,430
Affiliates of the fund owned 25% of shares of Class NAV on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $45,698,781 and $34,737,193, respectively, for the year ended August 31, 2023.
Note 8—Emerging-market risk
Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	16,566	$212,055	$3,222,389	$(3,268,799)	$(41)	$(4)	$2,692	—	$165,600

ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	33

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
34	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Emerging Markets Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 10, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	35

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $6,844,586. The fund intends to pass through foreign tax credits of $709,512.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
36	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Dimensional Fund Advisors LP (the Subadvisor) for John Hancock Emerging Markets Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	37

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
38	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed the benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended December 31, 2022.The Board also noted that the fund outperformed the peer group median for the one-, three-, and five-year periods and underperformed for the ten-year period ended December 31, 2022. The Board took into account management’s discussion of the fund’s performance including the favorable performance relative to the benchmark index for the one- and three-year periods and relative to its peer group median for the one-, three-, and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses are lower than the peer group median.
The Board took into account management’s discussion of the fund’s expenses, including actions taken to reduce the fund’s expenses in the prior year. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light of the services rendered for those amounts and the risk undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	39

reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
40	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
information relating to the nature and scope of any material relationships and their significant to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	41

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
42	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	43

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Emerging Markets Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Dimensional Fund Advisors LP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
44	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	45

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
46	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	47

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
48	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	49

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Dimensional Fund Advisors LP
Portfolio Managers
Will B. Collins-Dean, CFA
Jed S. Fogdall
Mary T. Phillips, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
50	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Emerging Markets Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099550	368A 8/23
10/2023

Annual report
John Hancock
Multi-Asset High Income Fund
Asset allocation
August 31, 2023

A message to shareholders
Dear shareholder,
Global equities shook off a number of concerns to register gains during the 12 months ended August 31, 2023. Although central banks continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely slow within some point in next year. In addition, continued global growth fueled optimism that the world economy would experience a soft landing rather than a recession. Corporate earnings also came in much better than the markets had been anticipating in late 2022. A large portion of the gain for the major world indexes came from a narrow group of U.S. mega-cap, technology-related companies. European equities also performed very well, reflecting better-than-expected economic conditions. Value stocks, defensive sectors, smaller companies, and the emerging markets posted gains but underperformed the broad-based indexes.
The global bond markets struggled in the rising-rate environment. While credit-sensitive market segments such as high-yield bonds and emerging-market debt held up well, the benefit was outweighed by pronounced weakness in longer-term government issues in the developed markets.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multi-Asset High Income Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
35	Financial statements
39	Financial highlights
44	Notes to financial statements
57	Report of independent registered public accounting firm
58	Tax information
59	Evaluation of advisory and subadvisory agreements by the Board of Trustees
65	Statement regarding liquidity risk management
67	Trustees and Officers
71	More information
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income with consideration for capital appreciation and preservation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The Primary Blended Index comprises 20% MSCI USA High Dividend Yield Index, 10% MSCI World ex–USA High Dividend Yield Index, 25% Bloomberg U.S. Aggregate Credit – Corporate Investment Grade Index, and 45% Bloomberg Global High Yield (USD Hedged) Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Most segments of the financial markets gained ground during the annual period
Global equities and credit-sensitive areas of the bond market delivered positive returns, outweighing losses for categories with higher sensitivity to interest-rate movements, such as government bonds.
The fund underperformed its primary blended benchmark
The fund generated a gain for the period but its overweight to bonds resulted in underperformance.
Equity strategies had better outcomes
The fund’s dividend-equity strategy produced the strongest absolute return, while its Asian emerging-markets bond strategy suffered a loss.
PORTFOLIO COMPOSITION AS OF 8/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	3

COUNTRY COMPOSITION AS OF 8/31/2023 (% of net assets)
United States	65.7
Canada	4.3
France	2.9
Japan	2.6
United Kingdom	2.4
Mexico	2.0
Ireland	1.8
Luxembourg	1.7
Netherlands	1.6
Hong Kong	1.4
Other countries	13.6
TOTAL	100.0
4	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

Management’s discussion of fund performance
Can you describe the investment conditions during the 12 months ended August 31, 2023?
Financial assets produced mixed results during the annual period. On the positive side, global equities shook off a number of concerns to register a gain. Although central banks continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely end at some point within the next year. In addition, continued global growth fueled optimism that the world economy would experience a soft landing rather than a recession. Together, these factors helped stocks overcome potential headwinds such as the ongoing conflict in Ukraine, short-lived turmoil in the U.S. and European banking sectors, and growing competition from rising yields on lower-risk investments.
The global bond markets struggled in the rising interest-rate environment. While credit-sensitive categories such as high-yield bonds and emerging-market debt held up well, the benefit was outweighed by pronounced weakness in longer-term government issues in the developed markets.
What factors drove the fund’s performance?
At period end, the fund held approximately 60% of its net assets in a multi-sector fixed-income allocation that invests in the global credit sectors and has significant allocations to emerging-market debt and high-yield bonds. This segment of the fund produced mixed results. An allocation to high-yield bonds posted a positive absolute return but underperformed the fund’s primary blended benchmark (which has exposure to both stocks and bonds). The fund’s holdings in the emerging markets outside of Asia gained ground but lagged in relative terms. On the other
TOP 5 EQUITY HOLDINGS AS OF 8/31/2023 (% of net assets)
Microsoft Corp.	1.2
Reinsurance Group of America, Inc.	0.6
Apple, Inc.	0.6
NVIDIA Corp.	0.5
Intel Corp.	0.4
TOTAL	3.3
Cash and cash equivalents are not included.
TOP 5 BOND ISSUERS AS OF 8/31/2023 (% of net assets)
Carnival Corp.	1.0
Bank of America Corp.	0.9
Edison International	0.9
Petroleos Mexicanos	0.9
NextEra Energy, Inc.	0.7
TOTAL	4.4
Cash and cash equivalents are not included.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	5

hand, an allocation to Asian emerging markets suffered a loss and finished well short of the fund’s primary blended benchmark.
The fund had an approximately 31% weighting in common stocks at the end of the period through a passively managed portfolio that invests in higher-quality, higher-yielding global equities using a quantitative approach. This portion of the fund generated a solid gain but underperformed the primary blended benchmark. Although dividend stocks performed well in the period, they lagged the broader equity market at a time of elevated investor risk appetites.
The fund also had an allocation to an options strategy that uses a combination of covered calls and collateralized puts. The options strategy registered a gain in absolute terms, but it trailed the primary blended benchmark.
MANAGED BY

Nathan W. Thooft, CFA
Christopher Walsh, CFA
John F. Addeo, CFA
Geoffrey Kelley, CFA
Caryn E. Rothman, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	Since inception (11-14-14)	5-year	Since inception (11-14-14)	as of 8-31-23	as of 8-31-23
Class A	-0.93	1.74	2.24	9.03	21.55	5.66	5.48
Class C	2.11	1.95	2.03	10.15	19.37	5.17	4.98
Class I1	4.03	2.98	3.07	15.79	30.46	6.18	5.99
Class R6[1]	4.14	3.08	3.19	16.39	31.76	6.29	6.10
Class NAV[1,2]	4.17	2.68	2.45	14.13	23.68	6.29	6.10
Index 1††	-1.19	0.49	1.02	2.47	9.37	—	—
Index 2††	15.60	8.33	8.42	49.17	103.58	—	—
Index 3††	7.29	3.45	4.18	18.46	43.36	—	—
Index 4††	3.78	3.09	3.42	16.43	34.40	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the increase in the maximum sales charge from 4.0% to 4.5%, effective 6-4-20. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6 and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	0.95	1.70	0.70	0.60	0.59
Net (%)	0.89	1.64	0.64	0.53	0.52
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index 1 is the Bloomberg U.S. Aggregate Bond Index; Index 2 is the MSCI World Index; Index 3 is the Primary Blended Index; Index 4 is the Secondary Blended Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Multi-Asset High Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two blended indexes and two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)	Index 4 ($)
Class C3	11-14-14	11,937	11,937	10,937	20,358	14,336	13,440
Class I1	11-14-14	13,046	13,046	10,937	20,358	14,336	13,440
Class R6[1]	11-14-14	13,176	13,176	10,937	20,358	14,336	13,440
Class NAV[1,2]	11-14-14	12,368	12,368	10,937	20,358	14,336	13,440
The values shown in the chart for “Class A shares with maximum sales charge” have been adjusted to reflect the increase in the maximum sales charge from 4.0% to 4.5%, effective 6-4-20.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
The MSCI World Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies.
The Primary Blended Index comprises 20% MSCI USA High Dividend Yield Index, 10% MSCI World ex–USA High Dividend Yield Index, 25% Bloomberg U.S. Aggregate Credit – Corporate Investment Grade Index, and 45% Bloomberg Global High Yield (USD Hedged) Index.
The Secondary Blended Index comprises 70% Bloomberg U.S. Aggregate Bond Index and 30% MSCI World Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the portfolio’s prospectuses.
[2]	Class NAV shares were first offered on 6-4-20. Returns prior to this date are those of Class C shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,010.00	$4.51	0.89%
	Hypothetical example	1,000.00	1,020.70	4.53	0.89%
Class C	Actual expenses/actual returns	1,000.00	1,006.10	8.29	1.64%
	Hypothetical example	1,000.00	1,016.90	8.34	1.64%
Class I	Actual expenses/actual returns	1,000.00	1,011.40	3.24	0.64%
	Hypothetical example	1,000.00	1,022.00	3.26	0.64%
Class R6	Actual expenses/actual returns	1,000.00	1,011.90	2.69	0.53%
	Hypothetical example	1,000.00	1,022.50	2.70	0.53%
Class NAV	Actual expenses/actual returns	1,000.00	1,011.40	2.64	0.52%
	Hypothetical example	1,000.00	1,022.60	2.65	0.52%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-23
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 0.3%					$334,029
(Cost $334,508)
U.S. Government Agency 0.3%					334,029
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	5.000	04-01-53		115,263	112,219
30 Yr Pass Thru	5.500	06-01-53		117,830	117,238

Federal National Mortgage Association 30 Yr Pass Thru	4.500	07-01-52		110,177	104,572
Foreign government obligations 0.2%					$247,174
(Cost $353,199)
Colombia 0.2%					247,174
Republic of Colombia Bond	6.125	01-18-41		300,000	247,174

Corporate bonds 55.2%					$64,604,685
(Cost $72,799,654)
Communication services 7.2%					8,467,022
Diversified telecommunication services 2.3%
C&W Senior Financing DAC (A)	6.875	09-15-27		440,000	408,355
Cellnex Telecom SA	1.875	06-26-29	EUR	400,000	370,697
Connect Finco SARL (A)	6.750	10-01-26		300,000	284,597
Frontier Florida LLC	6.860	02-01-28		190,000	177,950
IHS Holding, Ltd. (A)	6.250	11-29-28		210,000	169,029
Iliad Holding SASU (A)	5.125	10-15-26	EUR	125,000	130,292
Iliad Holding SASU (A)	6.500	10-15-26		315,000	300,568
PPF Telecom Group BV	3.125	03-27-26	EUR	325,000	338,993
Telesat Canada (A)	5.625	12-06-26		315,000	222,296
Total Play Telecomunicaciones SA de CV (A)	6.375	09-20-28		260,000	119,293
Total Play Telecomunicaciones SA de CV (A)	7.500	11-12-25		300,000	174,898
Entertainment 0.3%
AMC Entertainment Holdings, Inc. (A)	7.500	02-15-29		195,000	133,099
ROBLOX Corp. (A)	3.875	05-01-30		235,000	193,876
Interactive media and services 0.6%
Arches Buyer, Inc. (A)	6.125	12-01-28		113,000	96,920
Match Group Holdings II LLC (A)	4.125	08-01-30		270,000	231,557
TripAdvisor, Inc. (A)	7.000	07-15-25		390,000	389,070
Media 3.2%
Altice Financing SA (A)	4.250	08-15-29	EUR	100,000	82,781
Altice Financing SA (A)	5.750	08-15-29		255,000	202,001
Altice France SA (A)	8.125	02-01-27		358,000	302,560
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	11

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media (continued)
CCO Holdings LLC	4.500	05-01-32		400,000	$324,278
CCO Holdings LLC (A)	6.375	09-01-29		375,000	355,015
DISH Network Corp. (A)	11.750	11-15-27		270,000	273,953
Globo Comunicacao e Participacoes SA (A)	4.875	01-22-30		500,000	423,945
iHeartCommunications, Inc.	8.375	05-01-27		250,000	173,107
LCPR Senior Secured Financing DAC (A)	5.125	07-15-29		245,000	206,535
News Corp. (A)	5.125	02-15-32		111,000	100,455
Paramount Global (6.375% to 3-30-27, then 5 Year CMT + 3.999%)	6.375	03-30-62		540,000	445,500
Sirius XM Radio, Inc. (A)	5.500	07-01-29		400,000	360,102
Stagwell Global LLC (A)	5.625	08-15-29		240,000	200,433
Townsquare Media, Inc. (A)	6.875	02-01-26		112,000	107,800
Virgin Media Finance PLC (A)	5.000	07-15-30		250,000	202,190
Wireless telecommunication services 0.8%
Millicom International Cellular SA (A)	6.250	03-25-29		373,500	341,850
SoftBank Group Corp.	5.125	09-19-27		265,000	244,765
Vmed O2 UK Financing I PLC (A)	3.250	01-31-31	EUR	420,000	378,262
Consumer discretionary 8.4%					9,774,786
Automobile components 0.3%
Clarios Global LP (A)	6.750	05-15-28		172,000	171,546
ZF North America Capital, Inc. (A)	6.875	04-14-28		197,000	196,365
Automobiles 0.6%
Ford Motor Credit Company LLC	4.063	11-01-24		400,000	387,557
Ford Motor Credit Company LLC	7.350	03-06-30		307,000	312,462
Broadline retail 0.4%
Liberty Interactive LLC	8.250	02-01-30		307,000	119,213
Macy’s Retail Holdings LLC (A)	5.875	03-15-30		25,000	21,875
Macy’s Retail Holdings LLC (A)	6.125	03-15-32		25,000	21,438
Prosus NV (A)	2.031	08-03-32	EUR	170,000	130,881
Prosus NV (A)	3.832	02-08-51		200,000	113,811
Diversified consumer services 0.9%
GEMS MENASA Cayman, Ltd. (A)	7.125	07-31-26		325,000	315,673
Sotheby’s (A)	7.375	10-15-27		300,000	273,107
Stena International SA (A)	6.125	02-01-25		400,000	393,600
Hotels, restaurants and leisure 5.6%
Affinity Interactive (A)	6.875	12-15-27		305,000	270,063
Allwyn International AS (A)	3.875	02-15-27	EUR	450,000	456,850
Caesars Entertainment, Inc. (A)	7.000	02-15-30		352,000	353,347
Carnival Corp. (A)	5.750	03-01-27		230,000	216,456
12	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Carnival Corp. (A)	6.000	05-01-29	662,000	$597,704
Carnival Corp. (A)	7.625	03-01-26	110,000	109,666
Carnival Holdings Bermuda, Ltd. (A)	10.375	05-01-28	200,000	217,517
CEC Entertainment LLC (A)	6.750	05-01-26	260,000	248,604
Champion Path Holdings, Ltd.	4.500	01-27-26	200,000	176,600
Choice Hotels International, Inc.	3.700	12-01-29	260,000	229,588
Hilton Grand Vacations Borrower Escrow LLC (A)	5.000	06-01-29	179,000	158,694
International Game Technology PLC (A)	5.250	01-15-29	240,000	225,683
International Game Technology PLC (A)	6.250	01-15-27	481,000	476,265
Meituan	2.125	10-28-25	200,000	183,958
MGM Resorts International	6.750	05-01-25	250,000	250,415
Mohegan Tribal Gaming Authority (A)	8.000	02-01-26	365,000	339,906
New Red Finance, Inc. (A)	4.375	01-15-28	280,000	256,999
Resorts World Las Vegas LLC (A)	4.625	04-16-29	400,000	326,982
Resorts World Las Vegas LLC	4.625	04-16-29	200,000	163,491
Royal Caribbean Cruises, Ltd. (A)	9.250	01-15-29	270,000	287,779
Sands China, Ltd.	5.375	08-08-25	200,000	193,372
Studio City Company, Ltd. (A)	7.000	02-15-27	200,000	189,205
Travel + Leisure Company (A)	6.625	07-31-26	180,000	178,643
Wynn Macau, Ltd.	4.875	10-01-24	200,000	195,249
Yum! Brands, Inc. (A)	4.750	01-15-30	250,000	230,217
Household durables 0.5%
KB Home	4.000	06-15-31	251,000	211,437
KB Home	7.250	07-15-30	80,000	80,191
Newell Brands, Inc.	6.375	09-15-27	344,000	336,994
Specialty retail 0.1%
Group 1 Automotive, Inc. (A)	4.000	08-15-28	175,000	155,383
Consumer staples 1.7%				2,022,670
Consumer staples distribution and retail 0.1%
U.S. Foods, Inc. (A)	4.750	02-15-29	195,000	177,981
Food products 1.3%
Darling Ingredients, Inc. (A)	6.000	06-15-30	125,000	122,167
Health & Happiness H&H International Holdings, Ltd.	13.500	06-26-26	200,000	188,074
JBS USA LUX SA	5.750	04-01-33	280,000	266,486
MARB BondCo PLC (A)	3.950	01-29-31	215,000	167,319
Post Holdings, Inc. (A)	4.500	09-15-31	300,000	258,446
Ulker Biskuvi Sanayi AS (A)	6.950	10-30-25	505,000	475,661
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	13

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Household products 0.2%
Edgewell Personal Care Company (A)	4.125	04-01-29	160,000	$138,662
Edgewell Personal Care Company (A)	5.500	06-01-28	170,000	160,225
Personal care products 0.1%
Oriflame Investment Holding PLC (A)	5.125	05-04-26	200,000	67,649
Energy 8.1%				9,498,940
Oil, gas and consumable fuels 8.1%
Antero Midstream Partners LP (A)	5.375	06-15-29	190,000	178,039
Ascent Resources Utica Holdings LLC (A)	5.875	06-30-29	180,000	163,945
Cheniere Energy Partners LP	3.250	01-31-32	125,000	103,291
Cheniere Energy Partners LP	4.000	03-01-31	230,000	203,057
Cheniere Energy Partners LP	4.500	10-01-29	143,000	131,946
Crestwood Midstream Partners LP (A)	8.000	04-01-29	240,000	247,996
Delek Logistics Partners LP (A)	7.125	06-01-28	185,000	171,972
Ecopetrol SA	5.875	05-28-45	285,000	200,907
Enbridge, Inc. (7.625% to 10-15-32, then 5 Year CMT + 4.418%)	7.625	01-15-83	625,000	629,974
Energean Israel Finance, Ltd. (A)	5.375	03-30-28	100,000	90,860
Energean Israel Finance, Ltd. (A)	5.875	03-30-31	190,000	167,390
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (B)	7.125	05-15-30	830,000	734,450
EnLink Midstream LLC (A)	5.625	01-15-28	291,000	281,505
EQM Midstream Partners LP (A)	4.750	01-15-31	205,000	181,154
EQM Midstream Partners LP (A)	7.500	06-01-30	218,000	223,560
Genesis Energy LP	7.750	02-01-28	215,000	209,204
Greenko Solar Mauritius, Ltd.	5.950	07-29-26	200,000	187,600
Hess Midstream Operations LP (A)	5.500	10-15-30	225,000	210,638
Howard Midstream Energy Partners LLC (A)	8.875	07-15-28	173,000	179,157
Indika Energy Capital IV Pte, Ltd.	8.250	10-22-25	300,000	296,186
Inversiones Latin America Power, Ltda. (A)	5.125	06-15-33	192,034	79,694
Leviathan Bond, Ltd. (A)	6.750	06-30-30	260,000	243,360
MC Brazil Downstream Trading SARL (A)	7.250	06-30-31	284,646	190,713
Medco Bell Pte, Ltd.	6.375	01-30-27	200,000	185,791
MEG Energy Corp. (A)	5.875	02-01-29	87,000	83,114
New Fortress Energy, Inc. (A)	6.500	09-30-26	250,000	232,381
NuStar Logistics LP	6.375	10-01-30	235,000	226,188
Occidental Petroleum Corp.	6.375	09-01-28	135,000	137,288
Occidental Petroleum Corp.	6.625	09-01-30	135,000	139,362
Parkland Corp. (A)	5.875	07-15-27	350,000	338,264
Petroleos del Peru SA (A)	5.625	06-19-47	495,000	316,759
14	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Petroleos Mexicanos	6.625	06-15-35		635,000	$438,079
Petroleos Mexicanos	7.470	11-12-26	MXN	12,562,500	621,660
Plains All American Pipeline LP (3 month CME Term SOFR + 4.372%) (B)(C)	9.736	10-02-23		380,000	348,648
Southwestern Energy Company	4.750	02-01-32		95,000	84,156
Sunoco LP	4.500	04-30-30		132,000	117,690
Talos Production, Inc.	12.000	01-15-26		100,000	104,250
The Oil and Gas Holding Company BSCC (A)	7.500	10-25-27		450,000	457,376
Venture Global Calcasieu Pass LLC (A)	4.125	08-15-31		225,000	190,858
Venture Global Calcasieu Pass LLC (A)	6.250	01-15-30		175,000	170,478
Financials 10.7%					12,555,506
Banks 7.1%
Axis Bank, Ltd. (4.100% to 9-8-26, then 5 Year CMT + 3.315%) (A)(B)	4.100	09-08-26		200,000	173,800
Bank Negara Indonesia Persero Tbk PT (4.300% to 3-24-27, then 5 Year CMT + 3.466%) (B)	4.300	03-24-27		200,000	165,126
Bank of America Corp. (6.100% to 3-17-25, then 3 month CME Term SOFR + 4.160%) (B)	6.100	03-17-25		650,000	638,909
Bank of America Corp. (6.125% to 4-27-27, then 5 Year CMT + 3.231%) (B)	6.125	04-27-27		480,000	465,600
Barclays PLC (8.000% to 3-15-29, then 5 Year CMT + 5.431%) (B)	8.000	03-15-29		550,000	491,623
BNP Paribas SA (6.625% to 3-25-24, then 5 Year SOFR Spread-Adjusted ICE Swap Rate + 4.149%) (A)(B)	6.625	03-25-24		352,000	347,635
Citigroup, Inc. (7.375% to 5-15-28, then 5 Year CMT + 3.209%) (B)	7.375	05-15-28		485,000	488,031
Credit Agricole SA (4.750% to 3-23-29, then 5 Year CMT + 3.237%) (A)(B)	4.750	03-23-29		275,000	215,078
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (A)(B)	8.125	12-23-25		385,000	383,609
Fifth Third Bancorp (6.361% to 10-27-27, then SOFR + 2.192%)	6.361	10-27-28		340,000	342,711
Freedom Mortgage Corp. (A)	8.250	04-15-25		261,000	257,194
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (B)	6.500	04-16-25		440,000	415,533
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	15

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co. (4.600% to 2-1-25, then 3 month CME Term SOFR + 3.125%) (B)	4.600	02-01-25	420,000	$394,044
KeyCorp (5.000% to 9-15-26, then 3 month CME Term SOFR + 3.868%) (B)	5.000	09-15-26	164,000	127,166
Popular, Inc.	7.250	03-13-28	209,000	210,306
Societe Generale SA (5.375% to 11-18-30, then 5 Year CMT + 4.514%) (A)(B)	5.375	11-18-30	400,000	300,872
Societe Generale SA (7.875% to 12-18-23, then 5 Year U.S. Swap Rate + 4.979%) (A)(B)	7.875	12-18-23	353,000	351,535
The Bank of East Asia, Ltd. (5.825% to 10-21-25, then 5 Year CMT + 5.527%) (B)	5.825	10-21-25	250,000	190,000
The Bank of Nova Scotia (8.625% to 10-27-27, then 5 Year CMT + 4.389%)	8.625	10-27-82	690,000	703,369
The PNC Financial Services Group, Inc. (6.000% to 5-15-27, then 5 Year CMT + 3.000%) (B)	6.000	05-15-27	245,000	220,280
The PNC Financial Services Group, Inc. (6.250% to 3-15-30, then 7 Year CMT + 2.808%) (B)	6.250	03-15-30	374,000	330,837
The Toronto-Dominion Bank (8.125% to 10-31-27, then 5 Year CMT + 4.075%)	8.125	10-31-82	680,000	683,415
Wells Fargo & Company (7.625% to 9-15-28, then 5 Year CMT + 3.606%) (B)	7.625	09-15-28	342,000	350,123
Capital markets 0.5%
Brookfield Capital Finance LLC	6.087	06-14-33	215,000	215,529
The Goldman Sachs Group, Inc. (7.500% to 2-10-29, then 5 Year CMT + 3.156%) (B)	7.500	02-10-29	400,000	402,000
Consumer finance 0.4%
Ally Financial, Inc.	7.100	11-15-27	300,000	303,934
OneMain Finance Corp.	9.000	01-15-29	149,000	151,049
Unifin Financiera SAB de CV (A)(D)	9.875	01-28-29	475,000	23,750
Financial services 0.9%
Block, Inc.	3.500	06-01-31	340,000	278,788
Corebridge Financial, Inc. (6.875% to 9-15-27, then 5 Year CMT + 3.846%)	6.875	12-15-52	450,000	437,521
Macquarie Airfinance Holdings, Ltd. (A)	8.375	05-01-28	127,000	129,670
16	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Financial services (continued)
Nationstar Mortgage Holdings, Inc. (A)	5.125	12-15-30		125,000	$105,884
Nationstar Mortgage Holdings, Inc. (A)	6.000	01-15-27		150,000	142,875
Insurance 1.8%
Alliant Holdings Intermediate LLC (A)	6.750	04-15-28		256,000	252,215
HUB International, Ltd. (A)	7.250	06-15-30		213,000	216,811
Lincoln National Corp. (9.250% to 12-1-27, then 5 Year CMT + 5.318%) (B)(E)	9.250	12-01-27		320,000	332,760
Markel Group, Inc. (6.000% to 6-1-25, then 5 Year CMT + 5.662%) (B)	6.000	06-01-25		400,000	387,892
Prudential Financial, Inc. (6.000% to 6-1-32, then 5 Year CMT + 3.234%)	6.000	09-01-52		500,000	477,580
SBL Holdings, Inc. (6.500% to 11-13-26, then 5 Year CMT + 5.620%) (A)(B)	6.500	11-13-26		800,000	450,452
Health care 1.4%					1,660,639
Health care equipment and supplies 0.2%
Varex Imaging Corp. (A)	7.875	10-15-27		204,000	202,979
Health care providers and services 0.9%
DaVita, Inc. (A)	3.750	02-15-31		245,000	195,104
DaVita, Inc. (A)	4.625	06-01-30		400,000	343,101
Rede D’or Finance Sarl (A)	4.500	01-22-30		200,000	171,873
Select Medical Corp. (A)	6.250	08-15-26		330,000	326,872
Pharmaceuticals 0.3%
Organon & Company (A)	5.125	04-30-31		245,000	208,741
Viatris, Inc.	4.000	06-22-50		320,000	211,969
Industrials 5.2%					6,085,691
Aerospace and defense 0.3%
TransDigm, Inc. (A)	6.750	08-15-28		322,000	323,129
Air freight and logistics 0.3%
Simpar Europe SA (A)	5.200	01-26-31		200,000	164,272
Simpar Finance Sarl (A)	10.750	02-12-28	BRL	1,190,000	189,841
Building products 0.2%
Builders FirstSource, Inc. (A)	5.000	03-01-30		225,000	206,680
Commercial services and supplies 1.6%
Albion Financing 1 SARL (A)	5.250	10-15-26	EUR	100,000	103,941
Albion Financing 1 SARL (A)	6.125	10-15-26		200,000	189,250
Allied Universal Holdco LLC (A)	6.000	06-01-29		210,000	160,604
Allied Universal Holdco LLC (A)	6.625	07-15-26		211,000	200,691
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
APX Group, Inc. (A)	6.750	02-15-27		200,000	$194,340
Cimpress PLC	7.000	06-15-26		245,000	229,688
Clean Harbors, Inc. (A)	6.375	02-01-31		153,000	152,148
Elis SA	1.625	04-03-28	EUR	300,000	286,512
Prime Security Services Borrower LLC (A)	3.375	08-31-27		225,000	200,116
VT Topco, Inc. (A)	8.500	08-15-30		100,000	101,500
Construction and engineering 0.8%
Global Infrastructure Solutions, Inc. (A)	5.625	06-01-29		300,000	251,942
IHS Netherlands Holdco BV (A)	8.000	09-18-27		400,000	358,032
MasTec, Inc. (A)	6.625	08-15-29		160,000	153,070
Williams Scotsman International, Inc. (A)	6.125	06-15-25		211,000	209,141
Electrical equipment 0.4%
Emerald Debt Merger Sub LLC (A)	6.625	12-15-30		280,000	275,638
Vertiv Group Corp. (A)	4.125	11-15-28		199,000	178,655
Ground transportation 0.3%
Uber Technologies, Inc. (A)	8.000	11-01-26		400,000	407,279
Machinery 0.1%
Madison IAQ LLC (A)	5.875	06-30-29		124,000	104,408
Passenger airlines 0.4%
American Airlines 2017-1 Class B Pass Through Trust	4.950	02-15-25		77,350	74,920
United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27		136,567	135,406
United Airlines, Inc. (A)	4.375	04-15-26		220,000	207,335
Professional services 0.4%
Concentrix Corp.	6.850	08-02-33		334,000	319,742
TriNet Group, Inc. (A)	7.125	08-15-31		201,000	202,130
Trading companies and distributors 0.1%
Beacon Roofing Supply, Inc. (A)	6.500	08-01-30		155,000	153,115
Transportation infrastructure 0.3%
GMR Hyderabad International Airport, Ltd.	4.250	10-27-27		200,000	177,750
JSW Infrastructure, Ltd. (A)	4.950	01-21-29		200,000	174,416
Information technology 2.5%					2,931,535
Communications equipment 0.0%
CommScope, Inc. (A)	6.000	03-01-26		76,000	69,066
IT services 0.5%
Sabre GLBL, Inc. (A)	7.375	09-01-25		179,000	175,921
18	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Information technology (continued)
IT services (continued)
Sixsigma Networks Mexico SA de CV (A)	7.500	05-02-25		458,000	$409,424
Semiconductors and semiconductor equipment 0.7%
Entegris Escrow Corp. (A)	4.750	04-15-29		324,000	301,433
ON Semiconductor Corp. (A)	3.875	09-01-28		240,000	213,643
Qorvo, Inc. (A)	3.375	04-01-31		330,000	268,658
Software 0.7%
Consensus Cloud Solutions, Inc. (A)	6.000	10-15-26		141,000	130,766
Consensus Cloud Solutions, Inc. (A)	6.500	10-15-28		275,000	248,548
NCR Corp. (A)	5.125	04-15-29		95,000	86,397
NCR Corp. (A)	5.250	10-01-30		185,000	166,030
Ziff Davis, Inc. (A)	4.625	10-15-30		180,000	154,824
Technology hardware, storage and peripherals 0.6%
Seagate HDD Cayman	4.125	01-15-31		109,000	89,026
Seagate HDD Cayman (A)	9.625	12-01-32		392,800	435,107
Xerox Holdings Corp. (A)	5.500	08-15-28		210,000	182,692
Materials 3.0%					3,497,259
Chemicals 0.3%
Braskem Idesa SAPI (A)	6.990	02-20-32		325,000	194,630
SCIL IV LLC (A)	5.375	11-01-26		200,000	187,216
Construction materials 0.6%
Cemex SAB de CV (A)	3.875	07-11-31		260,000	222,475
Standard Industries, Inc. (A)	5.000	02-15-27		210,000	199,079
West China Cement, Ltd.	4.950	07-08-26		400,000	284,000
Containers and packaging 0.6%
Ardagh Packaging Finance PLC (A)	5.250	08-15-27		340,000	291,305
Clydesdale Acquisition Holdings, Inc. (A)	8.750	04-15-30		150,000	135,650
Graham Packaging Company, Inc. (A)	7.125	08-15-28		120,000	104,647
OI European Group BV (A)	6.250	05-15-28	EUR	100,000	110,860
Sealed Air Corp. (A)	6.125	02-01-28		87,000	85,484
Metals and mining 1.5%
Adaro Indonesia PT	4.250	10-31-24		250,000	240,350
CSN Resources SA (A)	5.875	04-08-32		265,000	214,333
First Quantum Minerals, Ltd. (A)	7.500	04-01-25		349,000	348,432
Gold Fields Orogen Holdings BVI, Ltd. (A)	6.125	05-15-29		475,000	470,004
Indonesia Asahan Aluminium PT	4.750	05-15-25		200,000	196,008
Volcan Cia Minera SAA (A)	4.375	02-11-26		330,000	212,786
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	19

	Rate (%)	Maturity date	Par value^	Value
Real estate 1.9%				$2,148,111
Health care REITs 0.2%
Diversified Healthcare Trust	9.750	06-15-25	245,000	240,913
Hotel and resort REITs 0.4%
RHP Hotel Properties LP (A)	4.500	02-15-29	230,000	201,894
XHR LP (A)	4.875	06-01-29	240,000	207,652
Real estate management and development 0.6%
Agile Group Holdings, Ltd.	6.050	10-13-25	200,000	17,000
Central China Real Estate, Ltd. (D)	7.250	07-16-24	200,000	7,000
Central China Real Estate, Ltd. (D)	7.900	11-07-25	200,000	8,100
China SCE Group Holdings, Ltd.	7.375	04-09-24	200,000	17,500
CIFI Holdings Group Company, Ltd. (D)	6.000	07-16-25	200,000	13,500
Country Garden Holdings Company, Ltd.	3.125	10-22-25	200,000	17,760
Country Garden Holdings Company, Ltd.	5.625	01-14-30	350,000	27,300
Greenland Global Investment, Ltd.	6.750	03-03-26	400,000	40,000
Greystar Real Estate Partners LLC (A)	7.750	09-01-30	117,000	118,176
Hopson Development Holdings, Ltd.	6.800	12-28-23	250,000	218,125
KWG Group Holdings, Ltd. (D)	6.000	01-14-24	237,500	17,813
Powerlong Real Estate Holdings, Ltd.	6.250	08-10-24	200,000	14,000
RKPF Overseas 2019 A, Ltd.	6.000	09-04-25	200,000	88,730
Wanda Properties Global Company, Ltd.	11.000	02-13-26	200,000	67,000
Zhenro Properties Group, Ltd. (D)	7.875	04-14-24	200,000	500
Specialized REITs 0.7%
Iron Mountain Information Management Services, Inc. (A)	5.000	07-15-32	245,000	211,549
Uniti Group LP (A)	10.500	02-15-28	194,000	193,541
VICI Properties LP (A)	4.625	12-01-29	465,000	420,058
Utilities 5.1%				5,962,526
Electric utilities 2.7%
Alexander Funding Trust II (A)	7.467	07-31-28	173,000	175,204
Comision Federal de Electricidad (A)	3.348	02-09-31	175,000	138,789
Edison International (5.375% to 3-15-26, then 5 Year CMT + 4.698%) (B)	5.375	03-15-26	300,000	265,045
Edison International (8.125% to 3-15-28, then 5 Year CMT + 3.864%)	8.125	06-15-53	360,000	366,167
Electricite de France SA (9.125% to 3-15-33, then 5 Year CMT + 5.411%) (A)(B)	9.125	03-15-33	208,000	217,565
NextEra Energy Capital Holdings, Inc. (5.650% to 5-1-29, then 3 month LIBOR + 3.156%)	5.650	05-01-79	800,000	741,456
20	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
NRG Energy, Inc. (10.250% to 3-15-28, then 5 Year CMT + 5.920%) (A)(B)	10.250	03-15-28	270,000	$265,223
PPL Capital Funding, Inc. (3 month LIBOR + 2.665%) (C)	8.203	03-30-67	550,000	498,138
Southern California Edison Company (3 month LIBOR + 4.199%) (B)(C)	9.833	10-02-23	450,000	448,875
Gas utilities 0.4%
AmeriGas Partners LP (A)	9.375	06-01-28	273,000	279,833
Superior Plus LP (A)	4.500	03-15-29	245,000	215,595
Independent power and renewable electricity producers 1.3%
Adani Green Energy, Ltd. (A)	4.375	09-08-24	200,000	187,050
Calpine Corp. (A)	4.500	02-15-28	369,000	341,593
India Clean Energy Holdings (A)	4.500	04-18-27	300,000	252,549
Talen Energy Supply LLC (A)	8.625	06-01-30	172,000	179,088
Vistra Corp. (7.000% to 12-15-26, then 5 Year CMT + 5.740%) (A)(B)	7.000	12-15-26	325,000	300,807
Vistra Corp. (8.000% to 10-15-26, then 5 Year CMT + 6.930%) (A)(B)	8.000	10-15-26	320,000	305,812
Multi-utilities 0.7%
CenterPoint Energy, Inc. (6.125% to 9-1-23, then 3 month LIBOR + 3.270%) (B)	6.125	09-01-23	500,000	500,000

Sempra (4.875% to 10-15-25, then 5 Year CMT + 4.550%) (B)	4.875	10-15-25	300,000	283,737
Convertible bonds 0.2%				$226,875
(Cost $263,762)
Communication services 0.2%				226,875
Media 0.2%

DISH Network Corp.	3.375	08-15-26	375,000	226,875
Capital preferred securities 0.2%				$251,550
(Cost $292,200)
Financials 0.2%				251,550
Insurance 0.2%

MetLife Capital Trust IV (7.875% to 12-15-37, then 3 month LIBOR + 3.960%) (A)	7.875	12-15-67	240,000	251,550
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	21

	Rate (%)	Maturity date	Par value^	Value

Term loans (F) 1.8%				$2,090,246
(Cost $2,140,589)
Communication services 0.7%				834,489
Diversified telecommunication services 0.2%
Zayo Group Holdings, Inc., 2022 USD Incremental Term Loan B (G)	TBD	03-09-27	263,000	210,334
Interactive media and services 0.2%
Arches Buyer, Inc., 2021 Term Loan B (1 month SOFR + 3.250%)	8.681	12-06-27	313,107	304,055
Media 0.3%
AP Core Holdings II LLC, High-Yield Term Loan B2 (1 month SOFR + 5.500%)	10.945	09-01-27	330,000	320,100
Financials 0.1%				56,152
Insurance 0.1%
HUB International, Ltd., 2023 Term Loan B (3 month SOFR + 4.250%)	9.584	06-20-30	56,000	56,152
Health care 0.4%				502,062
Health care providers and services 0.2%
Mamba Purchaser, Inc., 2021 Term Loan (1 month SOFR + 3.500%)	8.946	10-16-28	208,472	207,847
Pharmaceuticals 0.2%
Bausch Health Americas, Inc. , 2022 Term Loan B (1 month SOFR + 5.250%)	10.664	02-01-27	361,000	294,215
Industrials 0.5%				593,268
Ground transportation 0.1%
Uber Technologies, Inc., 2023 Term Loan B (3 month SOFR + 2.750%)	8.009	03-03-30	174,125	174,313
Passenger airlines 0.4%
AAdvantage Loyalty IP, Ltd., 2021 Term Loan (3 month SOFR + 4.750%)	10.338	04-20-28	403,750	418,955
Information technology 0.1%				104,275
Software 0.1%

Quest Software, Inc., 2022 Term Loan (3 month SOFR + 4.250%)	9.769	02-01-29	127,710	104,275
22	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Collateralized mortgage obligations 0.4%				$420,162
(Cost $411,250)
Commercial and residential 0.4%				420,162
BX Commercial Mortgage Trust

Series 2019-XL, Class F (1 month CME Term SOFR + 2.114%) (A)(C)	7.425	10-15-36	425,000	420,162
Asset backed securities 2.1%				$2,444,167
(Cost $2,585,021)
Asset backed securities 2.1%				2,444,167
Concord Music Royalties LLC
Series 2022-1A, Class A2 (A)	6.500	01-20-73	285,000	281,527
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class B (A)	5.450	04-20-48	273,987	234,286
Driven Brands Funding LLC
Series 2019-1A, Class A2 (A)	4.641	04-20-49	520,475	492,328
Jack in the Box Funding LLC
Series 2019-1A, Class A23 (A)	4.970	08-25-49	121,875	110,409
MVW LLC
Series 2023-1A, Class D (A)	8.830	10-20-40	461,723	456,538
Neighborly Issuer LLC
Series 2023-1A, Class A2 (A)	7.308	01-30-53	425,860	416,296
Sonic Capital LLC
Series 2020-1A, Class A2II (A)	4.336	01-20-50	195,940	172,552
VR Funding LLC
Series 2020-1A, Class A (A)	2.790	11-15-50	319,679	280,231

	Shares	Value
Common stocks 30.6%		$35,815,082
(Cost $36,146,330)
Communication services 2.0%		2,330,148
Diversified telecommunication services 1.5%
AT&T, Inc.	26,084	385,782
BCE, Inc.	5,496	232,823
HKT Trust & HKT, Ltd.	31,132	33,176
Swisscom AG	149	90,724
Telefonica SA	41,311	171,179
Telia Company AB	63,441	128,075
TELUS Corp.	11,651	204,617
Verizon Communications, Inc.	13,088	457,818
Media 0.3%
Comcast Corp., Class A	8,844	413,545
Wireless telecommunication services 0.2%
SoftBank Corp.	8,900	102,071
Tele2 AB, B Shares	15,618	110,338
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	23

	Shares	Value
Consumer discretionary 1.8%		$2,090,814
Automobiles 0.3%
Bayerische Motoren Werke AG	2,137	224,768
Ferrari NV	169	53,584
Mercedes-Benz Group AG	1,734	126,885
Distributors 0.4%
Genuine Parts Company	2,700	415,071
Hotels, restaurants and leisure 0.4%
Evolution AB (A)	398	43,046
Texas Roadhouse, Inc.	4,247	442,113
Household durables 0.2%
Garmin, Ltd.	2,693	285,512
Specialty retail 0.2%
The Home Depot, Inc.	584	192,895
Textiles, apparel and luxury goods 0.3%
Cie Financiere Richemont SA, A Shares	365	51,772
Hermes International SCA	48	98,721
LVMH Moet Hennessy Louis Vuitton SE	185	156,447
Consumer staples 2.3%		2,714,759
Consumer staples distribution and retail 0.2%
J Sainsbury PLC	72,877	249,221
Food products 0.7%
Conagra Brands, Inc.	12,074	360,771
Kellogg Company	6,872	419,329
Household products 0.7%
Colgate-Palmolive Company	2,309	169,642
Kimberly-Clark Corp.	3,472	447,298
The Clorox Company	1,257	196,658
Personal care products 0.2%
Unilever PLC	5,000	255,346
Tobacco 0.5%
Altria Group, Inc.	3,026	133,810
British American Tobacco PLC	6,309	208,981
Japan Tobacco, Inc.	12,500	273,703
Energy 1.5%		1,758,722
Oil, gas and consumable fuels 1.5%
Birchcliff Energy, Ltd.	9,306	57,508
Chevron Corp.	2,771	446,408
ENEOS Holdings, Inc.	70,100	263,235
Exxon Mobil Corp.	4,269	474,670
Peyto Exploration & Development Corp.	6,260	58,143
The Williams Companies, Inc.	9,193	317,434
24	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Woodside Energy Group, Ltd.	5,920	$141,324
Financials 4.1%		4,790,039
Banks 1.7%
Banco Bilbao Vizcaya Argentaria SA	4,027	31,773
Bank Leumi Le-Israel BM	11,041	85,706
Bank of Montreal	386	33,244
BOC Hong Kong Holdings, Ltd.	75,310	209,233
Canadian Imperial Bank of Commerce	1,516	60,070
KBC Group NV	1,139	74,730
KeyCorp	9,378	106,253
M&T Bank Corp.	1,175	146,934
Nordea Bank ABP	10,546	115,534
Oversea-Chinese Banking Corp., Ltd.	26,400	244,947
The Bank of Nova Scotia	4,220	200,256
The Toronto-Dominion Bank	761	46,419
Truist Financial Corp.	1,775	54,226
U.S. Bancorp	9,724	355,218
United Overseas Bank, Ltd.	10,300	216,376
Capital markets 0.6%
abrdn PLC	37,958	79,183
Daiwa Securities Group, Inc.	44,700	254,193
DWS Group GmbH & Company KGaA (A)	2,287	78,777
Nomura Holdings, Inc.	26,500	102,598
Northern Trust Corp.	789	60,019
Partners Group Holding AG	121	130,426
Financial services 0.4%
Banca Mediolanum SpA	7,907	72,162
Mitsubishi HC Capital, Inc.	41,200	267,670
The Western Union Company	12,549	154,980
Insurance 1.4%
Cincinnati Financial Corp.	3,857	408,032
Everest Group, Ltd.	598	215,687
MS&AD Insurance Group Holdings, Inc.	6,900	247,790
Sompo Holdings, Inc.	5,200	226,291
The Allstate Corp.	2,455	264,674
Zurich Insurance Group AG	526	246,638
Health care 4.4%		5,144,966
Biotechnology 1.1%
AbbVie, Inc.	2,735	401,936
Amgen, Inc.	1,551	397,583
Gilead Sciences, Inc.	5,728	438,077
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	25

	Shares	Value
Health care (continued)
Health care equipment and supplies 0.4%
Abbott Laboratories	553	$56,904
Medtronic PLC	5,399	440,019
Straumann Holding AG	215	32,506
Health care providers and services 0.6%
Cardinal Health, Inc.	3,940	344,080
CVS Health Corp.	5,489	357,718
Life sciences tools and services 0.0%
Sartorius Stedim Biotech	127	36,019
Pharmaceuticals 2.3%
AstraZeneca PLC	239	32,103
Bristol-Myers Squibb Company	6,983	430,502
GSK PLC	14,706	257,589
Johnson & Johnson	2,940	475,339
Merck & Company, Inc.	4,465	486,596
Novo Nordisk A/S, B Shares	854	157,523
Orion OYJ, Class B	4,488	183,427
Pfizer, Inc.	10,365	366,714
Takeda Pharmaceutical Company, Ltd.	8,100	250,331
Industrials 3.4%		3,963,598
Air freight and logistics 0.8%
CH Robinson Worldwide, Inc.	4,684	423,574
DHL Group	1,381	64,400
United Parcel Service, Inc., Class B	2,432	411,981
Building products 0.1%
Xinyi Glass Holdings, Ltd.	87,612	129,245
Electrical equipment 0.1%
Schneider Electric SE	690	118,272
Ground transportation 0.1%
ALD SA (A)	14,388	139,088
Industrial conglomerates 0.6%
3M Company	3,846	410,253
CK Hutchison Holdings, Ltd.	39,578	215,700
Siemens AG	798	119,884
Machinery 0.7%
Atlas Copco AB, A Shares	3,380	44,688
Cummins, Inc.	1,828	420,513
Metso OYJ	2,841	32,630
Parker-Hannifin Corp.	149	62,118
Snap-on, Inc.	743	199,570
VAT Group AG (A)	251	100,311
26	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Marine transportation 0.1%
Kuehne + Nagel International AG	270	$81,120
Professional services 0.5%
Adecco Group AG	1,429	61,469
Paychex, Inc.	3,846	470,097
Trading companies and distributors 0.4%
Fastenal Company	4,878	280,875
Sumitomo Corp.	7,200	148,078
Transportation infrastructure 0.0%
Westshore Terminals Investment Corp.	1,381	29,732
Information technology 6.8%		7,947,032
Communications equipment 0.4%
Cisco Systems, Inc.	8,245	472,851
Electronic equipment, instruments and components 0.3%
Corning, Inc.	5,245	172,141
Venture Corp., Ltd.	14,300	138,604
IT services 0.8%
Accenture PLC, Class A	1,453	470,438
Capgemini SE	279	52,067
IBM Corp.	3,195	469,122
Semiconductors and semiconductor equipment 2.3%
Analog Devices, Inc.	633	115,067
ASM International NV	77	37,065
ASML Holding NV	330	216,984
BE Semiconductor Industries NV	476	54,638
Broadcom, Inc.	534	492,823
Infineon Technologies AG	2,054	73,401
Intel Corp.	14,354	504,400
NVIDIA Corp.	1,286	634,705
STMicroelectronics NV	739	34,877
Texas Instruments, Inc.	2,493	418,974
Tokyo Electron, Ltd.	400	59,410
Software 2.4%
Constellation Software, Inc.	21	43,135
Dassault Systemes SE	1,034	40,978
Microsoft Corp.	4,257	1,395,263
Nemetschek SE	666	45,998
Oracle Corp.	4,059	488,663
Oracle Corp.	3,500	244,465
Roper Technologies, Inc.	990	494,069
SAP SE	803	112,022
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	27

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals 0.6%
Apple, Inc.	3,539	$664,872
Materials 1.5%		1,781,711
Chemicals 0.8%
Air Products & Chemicals, Inc.	565	166,952
ICL Group, Ltd.	37,360	223,256
Sumitomo Chemical Company, Ltd.	63,100	174,681
Tosoh Corp.	19,700	254,914
Wacker Chemie AG	514	75,707
Construction materials 0.1%
Holcim, Ltd. (H)	2,410	159,374
Containers and packaging 0.3%
Packaging Corp. of America	2,394	356,945
Metals and mining 0.3%
BHP Group, Ltd.	5,608	161,220
Fortescue Metals Group, Ltd.	3,743	51,531
Norsk Hydro ASA	11,876	65,709
Rio Tinto PLC	476	29,314
Southern Copper Corp.	770	62,108
Real estate 0.6%		673,676
Health care REITs 0.3%
Medical Properties Trust, Inc.	43,208	311,962
Industrial REITs 0.1%
CapitaLand Ascendas REIT	39,000	79,876
Mapletree Logistics Trust	65,800	81,753
Real estate management and development 0.2%
CK Asset Holdings, Ltd.	36,262	200,085
Utilities 2.2%		2,619,617
Electric utilities 1.0%
Alliant Energy Corp.	6,527	327,460
Endesa SA	11,678	242,528
Power Assets Holdings, Ltd.	19,306	95,034
Redeia Corp. SA	8,178	132,805
The Southern Company	830	56,216
Xcel Energy, Inc.	6,962	397,739
Gas utilities 0.4%
Enagas SA	11,438	195,190
Snam SpA	49,714	256,542
Multi-utilities 0.8%
Algonquin Power & Utilities Corp.	13,400	358,986
28	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Multi-utilities (continued)
CMS Energy Corp.	7,643	$429,460

National Grid PLC	10,227	127,657
Preferred securities 2.9%		$3,422,581
(Cost $3,797,702)
Communication services 0.3%		350,175
Wireless telecommunication services 0.3%
Telephone & Data Systems, Inc., 6.625%	20,125	350,175
Consumer discretionary 0.1%		88,600
Broadline retail 0.1%
Qurate Retail, Inc., 8.000%	2,500	88,600
Financials 1.4%		1,712,402
Banks 0.3%
Huntington Bancshares, Inc., Series J, 6.875% (6.875% to 4-15-28, then 5 Year CMT + 2.704%)	16,025	387,485
Financial services 0.3%
Apollo Global Management, Inc., 7.625% (7.625% to 9-15-28, then 5 Year CMT + 3.226%)	14,600	378,724
Insurance 0.8%
Reinsurance Group of America, Inc., 7.125% (7.125% to 10-15-27, then 5 Year CMT + 3.456%)	26,575	690,950
The Allstate Corp., 7.375%	9,650	255,243
Industrials 0.1%		159,988
Trading companies and distributors 0.1%
FTAI Aviation, Ltd., 8.250% (8.250% to 6-15-26, then 5 Year CMT + 7.378%)	6,725	159,988
Real estate 0.2%		203,137
Hotel and resort REITs 0.2%
Pebblebrook Hotel Trust, 6.375%	10,275	203,137
Utilities 0.8%		908,279
Electric utilities 0.3%
NextEra Energy, Inc., 6.926%	7,750	327,825
Independent power and renewable electricity producers 0.1%
The AES Corp., 6.875%	2,000	143,100
Multi-utilities 0.4%
Algonquin Power & Utilities Corp., 6.200% (6.200% to 7-1-24, then 3 month LIBOR + 4.010%)	9,025	218,856

NiSource, Inc., 6.500% (6.500% to 3-15-24, then 5 Year CMT + 3.632%)	8,775	218,498
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	29

	Shares	Value

Rights 0.0%		$12
(Cost $9)
Constellation Software, Inc. (Expiration Date: 10-2-23; Strike Price: CAD 133.00) (H)	21	12

Warrants 0.0%		$0
(Cost $0)
Constellation Software, Inc. (Expiration Date: 3-31-40) (H)(I)(J)	21	0

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 5.3%				$6,246,968
(Cost $6,246,899)
U.S. Government 2.1%				2,479,776
U.S. Treasury Bill (K)	5.181	10-26-23	2,500,000	2,479,776

	Yield (%)	Shares	Value
Short-term funds 3.2%			3,767,192
John Hancock Collateral Trust (L)	5.4789(M)	376,847	3,767,192

Total investments (Cost $125,371,123) 99.2%	$116,103,531
Other assets and liabilities, net 0.8%	915,378
Total net assets 100.0%	$117,018,909

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
MXN	Mexican Peso

Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $42,263,526 or 36.1% of the fund’s net assets as of 8-31-23.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Non-income producing - Issuer is in default.
(E)	All or a portion of this security is on loan as of 8-31-23.
(F)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
30	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(G)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(H)	Non-income producing security.
(I)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(J)	Strike price and/or expiration date not available.
(K)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(L)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $71,573.
(M)	The rate shown is the annualized seven-day yield as of 8-31-23.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	31

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	52,000	USD	57,744	JPM	9/20/2023	—	$(1,317)
MXN	350,000	USD	19,363	MSCS	9/20/2023	$1,111	—
USD	1,202,632	EUR	1,090,925	CITI	9/20/2023	18,843	—
USD	54,459	EUR	50,000	SSB	9/20/2023	203	—
USD	616,595	MXN	11,210,000	GSI	9/20/2023	—	(39,151)
						$20,157	$(40,468)
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	42.00	Sep 2023	14	1,400	$350	$(21)
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	41.00	Sep 2023	18	1,800	269	(36)
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	39.50	Sep 2023	18	1,800	575	(621)
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	40.50	Sep 2023	14	1,400	364	(147)
							$1,558	$(825)
Puts
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	39.50	Sep 2023	52	5,200	$4,561	$(2,600)
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	38.50	Sep 2023	53	5,300	3,708	(1,087)
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	39.00	Sep 2023	26	2,600	1,377	(1,196)
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	39.50	Sep 2023	26	2,600	1,949	(1,690)
							$11,595	$(6,573)
							$13,153	$(7,398)

Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
UBS	FTSE 100 Index	GBP	7,650.00	Sep 2023	3	3	$96	—
GSI	FTSE 100 Index	GBP	7,650.00	Sep 2023	4	4	165	$(11)
GSI	FTSE 100 Index	GBP	7,600.00	Sep 2023	2	2	77	(13)
UBS	Nikkei 225 Index	JPY	33,000.00	Sep 2023	470	470	816	(29)
32	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Options on index (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
GSI	Nikkei 225 Index	JPY	33,000.00	Sep 2023	219	219	$236	$(173)
UBS	Nikkei 225 Index	JPY	32,375.00	Sep 2023	479	479	754	(1,684)
UBS	Nikkei 225 Index	JPY	32,875.00	Sep 2023	483	483	811	(1,115)
							$2,955	$(3,025)
Exchange-traded	EURO STOXX 50 Index	EUR	4,425.00	Sep 2023	4	40	1,404	(9)
Exchange-traded	EURO STOXX 50 Index	EUR	4,425.00	Sep 2023	4	40	1,345	(130)
Exchange-traded	EURO STOXX 50 Index	EUR	4,375.00	Sep 2023	4	40	1,254	(933)
Exchange-traded	EURO STOXX 50 Index	EUR	4,375.00	Sep 2023	4	40	1,195	(1,275)
Exchange-traded	FTSE 100 Index	GBP	7,450.00	Sep 2023	1	10	464	(801)
Exchange-traded	S&P 500 Index	USD	4,600.00	Sep 2023	3	300	7,017	(23)
Exchange-traded	S&P 500 Index	USD	4,550.00	Sep 2023	1	100	2,599	(1,185)
Exchange-traded	S&P 500 Index	USD	4,480.00	Sep 2023	2	200	5,850	(12,111)
Exchange-traded	S&P 500 Index	USD	4,525.00	Sep 2023	2	200	4,978	(9,500)
							$26,106	$(25,967)
Puts
UBS	FTSE 100 Index	GBP	7,525.00	Sep 2023	6	6	$729	$(649)
GSI	FTSE 100 Index	GBP	7,500.00	Sep 2023	6	6	761	(596)
GSI	FTSE 100 Index	GBP	7,475.00	Sep 2023	6	6	717	(478)
UBS	Nikkei 225 Index	JPY	32,250.00	Sep 2023	364	364	1,388	(30)
GSI	Nikkei 225 Index	JPY	32,125.00	Sep 2023	372	372	1,315	(254)
UBS	Nikkei 225 Index	JPY	31,500.00	Sep 2023	374	374	1,021	(193)
UBS	Nikkei 225 Index	JPY	32,125.00	Sep 2023	370	370	1,147	(671)
							$7,078	$(2,871)
Exchange-traded	EURO STOXX 50 Index	EUR	4,325.00	Sep 2023	3	30	2,209	(779)
Exchange-traded	EURO STOXX 50 Index	EUR	4,325.00	Sep 2023	3	30	2,256	(1,344)
Exchange-traded	EURO STOXX 50 Index	EUR	4,275.00	Sep 2023	3	30	2,548	(1,104)
Exchange-traded	EURO STOXX 50 Index	EUR	4,275.00	Sep 2023	3	30	2,205	(1,425)
Exchange-traded	FTSE 100 Index	GBP	7,300.00	Sep 2023	1	10	1,224	(295)
Exchange-traded	S&P 500 Index	USD	4,500.00	Sep 2023	2	200	11,767	(1,700)
Exchange-traded	S&P 500 Index	USD	4,470.00	Sep 2023	2	200	12,532	(2,250)
Exchange-traded	S&P 500 Index	USD	4,400.00	Sep 2023	2	200	12,652	(1,750)
Exchange-traded	S&P 500 Index	USD	4,440.00	Sep 2023	2	200	11,818	(4,740)
							$59,211	$(15,387)
							$95,350	$(47,250)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	33

Derivatives Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
USD	U.S. Dollar

Derivatives Abbreviations
CITI	Citibank, N.A.
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
SSB	State Street Bank and Trust Company
UBS	UBS AG
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $125,893,174. Net unrealized depreciation aggregated to $9,864,602, of which $2,783,240 related to gross unrealized appreciation and $12,647,842 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
34	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $121,604,435) including $69,680 of securities loaned	$112,336,339
Affiliated investments, at value (Cost $3,766,688)	3,767,192
Total investments, at value (Cost $125,371,123)	116,103,531
Unrealized appreciation on forward foreign currency contracts	20,157
Cash	3,083
Foreign currency, at value (Cost $274,985)	276,390
Dividends and interest receivable	1,379,622
Receivable for investments sold	609,484
Receivable for securities lending income	598
Receivable from affiliates	836
Other assets	19,885
Total assets	118,413,586
Liabilities
Unrealized depreciation on forward foreign currency contracts	40,468
Written options, at value (Premiums received $108,503)	54,648
Payable for investments purchased	912,823
Payable for fund shares repurchased	276,175
Payable upon return of securities loaned	71,690
Payable to affiliates
Accounting and legal services fees	6,040
Transfer agent fees	648
Trustees’ fees	8
Other liabilities and accrued expenses	32,177
Total liabilities	1,394,677
Net assets	$117,018,909
Net assets consist of
Paid-in capital	$136,293,157
Total distributable earnings (loss)	(19,274,248)
Net assets	$117,018,909

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	35

STATEMENT OF ASSETS AND LIABILITIES 8-31-23  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($5,581,376 ÷ 662,773 shares)[1]	$8.42
Class C ($478,233 ÷ 57,097 shares)[1]	$8.38
Class I ($361,685 ÷ 42,904 shares)	$8.43
Class R6 ($1,156,515 ÷ 137,012 shares)	$8.44
Class NAV ($109,441,100 ÷ 12,283,335 shares)	$8.91
Maximum offering price per share
Class A (net asset value per share ÷ 95.5%)[2]	$8.82

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
36	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Interest	$5,142,237
Dividends	1,660,526
Dividends from affiliated investments	210,399
Securities lending	9,470
Less foreign taxes withheld	(67,819)
Total investment income	6,954,813
Expenses
Investment management fees	498,166
Distribution and service fees	17,218
Accounting and legal services fees	24,530
Transfer agent fees	6,583
Trustees’ fees	2,939
Custodian fees	60,593
State registration fees	66,327
Printing and postage	14,296
Professional fees	56,777
Other	21,528
Total expenses	768,957
Less expense reductions	(128,242)
Net expenses	640,715
Net investment income	6,314,098
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(5,521,369)
Affiliated investments	(195)
Forward foreign currency contracts	(173,928)
Written options	54,729
(5,640,763)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	3,995,609
Affiliated investments	625
Forward foreign currency contracts	(26,717)
Written options	160,440
4,129,957
Net realized and unrealized loss	(1,510,806)
Increase in net assets from operations	$4,803,292
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	37

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$6,314,098	$6,307,828
Net realized gain (loss)	(5,640,763)	2,085,582
Change in net unrealized appreciation (depreciation)	4,129,957	(21,288,617)
Increase (decrease) in net assets resulting from operations	4,803,292	(12,895,207)
Distributions to shareholders
From earnings
Class A	(297,236)	(432,946)
Class C	(30,902)	(61,711)
Class I	(27,389)	(61,703)
Class R6	(70,231)	(71,967)
Class NAV	(7,141,424)	(13,698,738)
Total distributions	(7,567,182)	(14,327,065)
From fund share transactions	(4,623,223)	(5,489,729)
Total decrease	(7,387,113)	(32,712,001)
Net assets
Beginning of year	124,406,022	157,118,023
End of year	$117,018,909	$124,406,022
38	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$8.65	$10.52	$9.86	$9.88	$9.67
Net investment income[1]	0.43	0.39	0.37	0.30	0.31
Net realized and unrealized gain (loss) on investments	(0.12)	(1.28)	0.84	(0.11)	0.21
Total from investment operations	0.31	(0.89)	1.21	0.19	0.52
Less distributions
From net investment income	(0.47)	(0.44)	(0.47)	(0.21)	(0.31)
From net realized gain	(0.07)	(0.54)	(0.08)	—	—
Total distributions	(0.54)	(0.98)	(0.55)	(0.21)	(0.31)
Net asset value, end of period	$8.42	$8.65	$10.52	$9.86	$9.88
Total return (%)[2,3]	3.76	(9.20)	12.67	1.96	5.52
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$4	$5	$5	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	0.95	1.00	1.59[4]	3.88[4]
Expenses including reductions	0.89	0.89	0.89	0.90[4]	0.62[4]
Net investment income	5.02	4.09	3.62	2.98	3.20
Portfolio turnover (%)	59	55	79	42	29

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	39

CLASS C SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$8.60	$10.47	$9.81	$9.85	$9.64
Net investment income[1]	0.36	0.32	0.29	0.23	0.24
Net realized and unrealized gain (loss) on investments	(0.11)	(1.28)	0.84	(0.11)	0.21
Total from investment operations	0.25	(0.96)	1.13	0.12	0.45
Less distributions
From net investment income	(0.40)	(0.37)	(0.39)	(0.16)	(0.24)
From net realized gain	(0.07)	(0.54)	(0.08)	—	—
Total distributions	(0.47)	(0.91)	(0.47)	(0.16)	(0.24)
Net asset value, end of period	$8.38	$8.60	$10.47	$9.81	$9.85
Total return (%)[2,3]	3.08	(9.88)	11.75	1.24	4.80
Ratios and supplemental data
Net assets, end of period (in millions)	$—[4]	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.74	1.70	1.75	2.30[5]	4.58[5]
Expenses including reductions	1.64	1.64	1.64	1.62[5]	1.32[5]
Net investment income	4.20	3.35	2.87	2.27	2.51
Portfolio turnover (%)	59	55	79	42	29

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Less than $500,000.
[5]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
40	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$8.66	$10.54	$9.88	$9.89	$9.67
Net investment income[1]	0.44	0.42	0.40	0.33	0.34
Net realized and unrealized gain (loss) on investments	(0.11)	(1.29)	0.83	(0.11)	0.22
Total from investment operations	0.33	(0.87)	1.23	0.22	0.56
Less distributions
From net investment income	(0.49)	(0.47)	(0.49)	(0.23)	(0.34)
From net realized gain	(0.07)	(0.54)	(0.08)	—	—
Total distributions	(0.56)	(1.01)	(0.57)	(0.23)	(0.34)
Net asset value, end of period	$8.43	$8.66	$10.54	$9.88	$9.89
Total return (%)[2]	4.03	(8.96)	12.83	2.28	5.94
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$1	$1	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	0.70	0.75	1.30[4]	3.60[4]
Expenses including reductions	0.63	0.64	0.64	0.62[4]	0.34[4]
Net investment income	5.11	4.50	3.87	3.29	3.50
Portfolio turnover (%)	59	55	79	42	29

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	41

CLASS R6 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$8.67	$10.55	$9.89	$9.89	$9.68
Net investment income[1]	0.46	0.43	0.41	0.35	0.34
Net realized and unrealized gain (loss) on investments	(0.12)	(1.29)	0.84	(0.11)	0.22
Total from investment operations	0.34	(0.86)	1.25	0.24	0.56
Less distributions
From net investment income	(0.50)	(0.48)	(0.51)	(0.24)	(0.35)
From net realized gain	(0.07)	(0.54)	(0.08)	—	—
Total distributions	(0.57)	(1.02)	(0.59)	(0.24)	(0.35)
Net asset value, end of period	$8.44	$8.67	$10.55	$9.89	$9.89
Total return (%)[2]	4.14	(8.85)	12.95	2.46	5.94
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.64	0.60	0.65	1.19[4]	3.48[4]
Expenses including reductions	0.53	0.53	0.53	0.50[4]	0.22[4]
Net investment income	5.37	4.60	3.99	3.45	3.53
Portfolio turnover (%)	59	55	79	42	29

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
42	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20[1]
Per share operating performance
Net asset value, beginning of period	$9.12	$11.04	$10.32	$10.00
Net investment income[2]	0.48	0.45	0.43	0.09
Net realized and unrealized gain (loss) on investments	(0.12)	(1.35)	0.88	0.28
Total from investment operations	0.36	(0.90)	1.31	0.37
Less distributions
From net investment income	(0.50)	(0.48)	(0.51)	(0.05)
From net realized gain	(0.07)	(0.54)	(0.08)	—
Total distributions	(0.57)	(1.02)	(0.59)	(0.05)
Net asset value, end of period	$8.91	$9.12	$11.04	$10.32
Total return (%)[3]	4.17	(8.81)	13.00	3.67[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$109	$118	$151	$142
Ratios (as a percentage of average net assets):
Expenses before reductions	0.63	0.59	0.64	1.17[5]
Expenses including reductions	0.52	0.52	0.52	0.49[5]
Net investment income	5.34	4.44	3.98	3.77[5]
Portfolio turnover (%)	59	55	79	42[6]

[1]	The inception date for Class NAV shares is 6-4-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The portfolio turnover is shown for the period from 9-1-19 to 8-31-20.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	43

Notes to financial statements
Note 1—Organization
John Hancock Multi-Asset High Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide a high level of current income with consideration for capital appreciation and preservation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors.Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
44	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2023, by major security category or type:
	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$334,029	—	$334,029	—
Foreign government obligations	247,174	—	247,174	—
Corporate bonds	64,604,685	—	64,604,685	—
Convertible bonds	226,875	—	226,875	—
Capital preferred securities	251,550	—	251,550	—
Term loans	2,090,246	—	2,090,246	—
Collateralized mortgage obligations	420,162	—	420,162	—
Asset backed securities	2,444,167	—	2,444,167	—
Common stocks	35,815,082	$24,426,391	11,388,691	—
Preferred securities	3,422,581	3,422,581	—	—
Rights	12	12	—	—
Warrants	—	—	—	—
Short-term investments	6,246,968	3,767,192	2,479,776	—
Total investments in securities	$116,103,531	$31,616,176	$84,487,355	—
ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	45

	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Derivatives:
Assets
Forward foreign currency contracts	$20,157	—	$20,157	—
Liabilities
Forward foreign currency contracts	(40,468)	—	(40,468)	—
Written options	(54,648)	$(48,752)	(5,896)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, it could impair the fund’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
46	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT

Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2023, the fund loaned securities valued at $69,680 and received $71,690 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	47

Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2023 were $3,436.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2023, the fund has a short-term capital loss carryforward of $4,666,930 and a long-term capital loss carryforward of $4,997,044 available to offset future net realized capital gains. These carryforwards do not expire. Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.
As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
	August 31, 2023	August 31, 2022
Ordinary income	$6,694,483	$12,311,155
Long-term capital gains	872,699	2,015,910
Total	$7,567,182	$14,327,065
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, the components of distributable earnings on a tax basis consisted of $36,254 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
48	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, contingent payment debt instruments and amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the
ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	49

fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended August 31, 2023, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $1.8 million to $3.7 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying asset at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying asset at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums on purchased options, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
Purchased options are included in the Fund’s investments and are subsequently “marked-to-market” to reflect current market value. If a purchased option expires, the fund realizes a loss equal to the premium paid for the option. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying asset transaction to determine the realized gain (loss). Written options are included as liabilities in the Statement of assets and liabilities and are “marked-to-market” to reflect the current market value. If the written option expires, the fund realizes a gain equal to the premium received. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying asset transaction to determine the realized gain (loss).
During the year ended August 31, 2023, the fund used purchased options contracts to manage against changes in certain securities markets and to gain exposure to certain securities markets. The fund held purchased options contracts with market values ranging up to $8,000, as measured at each quarter end. There were no open purchased options contracts as of August 31, 2023.
During the year ended August 31, 2023, the fund wrote option contracts to manage against changes in certain securities markets and to gain exposure to certain securities markets. The fund held written option contracts with market values ranging from $54,600 to $250,600, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2023 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$20,157	$(40,468)
Equity	Written options, at value	Written options	—	(54,648)
			$20,157	$(95,116)
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
50	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT

Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Forward foreign currency contracts	Written options	Total
Currency	—	$(173,928)	—	$(173,928)
Equity	$(11,275)	—	$54,729	43,454
Total	$(11,275)	$(173,928)	$54,729	$(130,474)

[1]	Realized gain (loss) associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts	Written options	Total
Currency	$(26,717)	—	$(26,717)
Equity	—	$160,440	160,440
Total	$(26,717)	$160,440	$133,723
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).
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The management fees are determined in accordance with the following schedule:
	First $5.0 billion of net assets	Excess over $5.0 billion of net assets
Assets in a fund of the Trust or JHF III	0.200%	0.175%

	First $1.5 billion of net assets	Excess over $1.5 billion of net assets
Other assets	0.420%	0.410%
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which the “Expenses” of the fund exceed 0.52% of average daily net assets. “Expenses” means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. The current expense limitation agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$5,174
Class C	590
Class I	438
Class	Expense reduction
Class R6	$1,152
Class NAV	120,888
Total	$128,242

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.31% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
52	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $478 for the year ended August 31, 2023. Of this amount, $64 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $414 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $250,000 or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, CDSCs received by the Distributor amounted to $33 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$11,695	$5,400
Class C	5,523	635
Class I	—	470
Class R6	—	78
Total	$17,218	$6,583
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	53

Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	297,970	$2,539,095	84,515	$797,434
Distributions reinvested	35,069	295,929	44,546	427,604
Repurchased	(129,132)	(1,099,132)	(101,284)	(946,473)
Net increase	203,907	$1,735,892	27,777	$278,565
Class C shares
Sold	8,679	$74,376	4,420	$43,124
Distributions reinvested	3,677	30,820	6,442	61,530
Repurchased	(28,565)	(244,581)	(6,834)	(69,055)
Net increase (decrease)	(16,209)	$(139,385)	4,028	$35,599
Class I shares
Sold	5,960	$50,410	99,588	$908,217
Distributions reinvested	3,246	27,389	6,523	61,703
Repurchased	(82,027)	(709,995)	(38,443)	(349,159)
Net increase (decrease)	(72,821)	$(632,196)	67,668	$620,761
Class R6 shares
Sold	26,373	$226,553	61,171	$580,751
Distributions reinvested	8,307	70,231	7,568	71,967
Repurchased	(8,822)	(75,870)	(11,444)	(113,071)
Net increase	25,858	$220,914	57,295	$539,647
Class NAV shares
Sold	79,004	$714,062	180,242	$1,715,000
Distributions reinvested	801,656	7,141,424	1,354,715	13,698,738
Repurchased	(1,519,735)	(13,663,934)	(2,266,769)	(22,378,039)
Net decrease	(639,075)	$(5,808,448)	(731,812)	$(6,964,301)
Total net decrease	(498,340)	$(4,623,223)	(575,044)	$(5,489,729)
Affiliates of the fund owned 97% and 100% of shares of Class R6 and Class NAV on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $65,398,978 and $69,326,142, respectively, for the year ended August 31, 2023.
54	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT

Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2023, funds within the John Hancock group of funds complex held 94.0% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	33.6%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	30.4%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	29.5%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	376,847	$4,934,448	$47,171,190	$(48,338,876)	$(195)	$625	$219,869	—	$3,767,192

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and ceased publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023 on a representative basis. The 1-, 3- and 6-month USD LIBOR maturities will continue to be published based on a synthetic methodology through September 30, 2024 and are permitted to be used in all legacy contracts except cleared derivatives. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts
ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	55

referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
56	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Multi-Asset High Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Multi-Asset High Income Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agents, agent bank and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 10, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	57

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $872,699 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
58	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor), for John Hancock Multi-Asset High Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund.  The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.  The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	59

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
60	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, three-, and five-year periods ended December 31, 2022. The Board also noted that the fund outperformed its peer group median for the one-year period and underperformed its peer group median for the three- and five-year periods ended December 31, 2022. The Board took into account that certain changes were made to the Fund’s investment process in June 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three-, and five-year periods and the peer group median for the one-year period. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that the Advisor waived the fund’s management fee and that net total expenses for the fund are lower than the peer group median.
The Board also took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management
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fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
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(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that certain breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
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Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
64	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multi-Asset High Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	65

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
66	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
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Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
70	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
John F. Addeo, CFA
Geoffrey Kelley, CFA
Caryn E. Rothman, CFA
Nathan W. Thooft, CFA
Christopher Walsh, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	71

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

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John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
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ENVIRONMENTAL, SOCIAL, AND
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ESG Core Bond
ESG International Equity
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Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multi-Asset High Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099598	448A 8/23
10/2023

Annual report
John Hancock
New Opportunities Fund
U.S. equity
August 31, 2023

A message to shareholders
Dear shareholder,
After trading lower in the early part of the 12 months ended August 31, 2023, stocks rallied from mid-October onward to post impressive returns for the period. Although the U.S. Federal Reserve continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely slow at some point within the next year. Economic growth remained in positive territory even as interest rates rose. Together, these factors helped stocks overcome potential headwinds such as ongoing geopolitical instability and turmoil in the U.S. and European banking sectors in March.
A large portion of the gains came from a narrow group of U.S. mega-cap, technology-related companies. On the other hand, the value style, defensive sectors, and smaller companies posted gains but underperformed the broad-based indexes.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
New Opportunities Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
14	Financial statements
17	Financial highlights
24	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Evaluation of advisory and subadvisory agreements by the Board of Trustees
40	Statement regarding liquidity risk management
42	Trustees and Officers
46	More information
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The Russell 2000 Growth Index tracks the performance of publicly traded small-cap companies in the United States with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1Class A shares were first offered on 5-27-15. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Small-cap growth stocks delivered positive returns
Upbeat economic growth and corporate earnings propelled the fund’s benchmark, the Russell 2000 Growth Index, to a positive return.
The fund outpaced the benchmark
The fund’s holdings outperformed its benchmark in all sectors except for information technology and materials.
Stock selection in the consumer discretionary sector made the largest contribution
Healthcare, energy, financials, and real estate were also areas of relative strength.
SECTOR COMPOSITION AS OF 8/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	3

Management’s discussion of fund performance
Can you describe market conditions during the 12 months ended August 31, 2023?
The U.S. equity market produced a healthy gain in the annual period. Both economic growth and corporate earnings exceeded the depressed expectations that were in place coming into 2023, boosting investor sentiment. In addition, the markets began to look ahead to the point at which the U.S. Federal Reserve would taper its long series of interest-rate hikes.
What elements of the fund’s positioning helped and hurt results?
A large portion of the fund’s relative strength came from its stock selection in the consumer discretionary sector. These holdings, as a group, delivered a gain more than three times that of the broader category. The retailer Five Below, Inc. and the Tex-Mex restaurant chain Chuy’s Holdings, Inc., both of which benefited from the backdrop of better-than-expected consumer spending, were the most significant contributors in the sector. TopBuild Corp., Grand Canyon Education, Inc., and Churchill Downs, Inc. also made strong contributions to performance. We sold the fund’s holdings in Five Below, Inc. and Churchill Downs, Inc. prior to period end.
Energy was the second-best performing sector. Two holdings, in particular, stood out: ChampionX Corp., which demonstrated solid execution, and Earthstone Energy, Inc., which received a takeover bid. Outside of these sectors, Atkore, Inc.
TOP 10 HOLDINGS AS OF 8/31/2023 (% of net assets)
Atkore, Inc.	2.6
Novanta, Inc.	2.5
Flywire Corp.	2.4
SiteOne Landscape Supply, Inc.	2.3
Matador Resources Company	2.3
Fox Factory Holding Corp.	2.1
Grand Canyon Education, Inc.	2.1
Appfolio, Inc., Class A	1.9
SPX Technologies, Inc.	1.9
CyberArk Software, Ltd.	1.9
TOTAL	22.0
Cash and cash equivalents are not included.
4	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

was the leading contributor to performance. A manufacturer of electrical, safety, and infrastructure solutions, Atkore saw solid demand trends over the past year, and its ability to raise prices led to robust cash flow generation and a more sustainable level of profitability.
Healthcare was another area of strength for the fund. Albireo Pharma, Inc., which was acquired at a premium, was the leading contributor. We sold the fund’s holdings in the company prior to period end. Medpace Holdings, Inc., a contract research organization, also performed well after reporting improved results and a positive outlook. With this said, healthcare was home to several of the fund’s largest individual detractors for the period. Arcutis Biotherapeutics, Inc. was pressured by reimbursement delays for its leading drug, and BioCryst Pharmaceuticals, Inc. lost ground due to weaker-than-expected results and a setback in its pipeline of new treatments.
Information technology and materials were the only sectors in which the fund’s holdings trailed the corresponding benchmark components by a meaningful margin. Much of the shortfall was the result of a position in the technology consulting firm Thoughtworks Holding, Inc. Shifting macroeconomic conditions prompted some of the company’s customers to defer orders, weighing on its earnings outlook. In industrials, Paycor HCM, Inc.—a provider of human-resource management software—lagged due to concerns about the effect of slowing economic growth.
The Shyft Group Inc., a producer of components for large vehicles, was the most significant detractor outside of information technology and healthcare. The company’s business was adversely affected by cost-cutting efforts among its customers in the parcel-delivery industry.
MANAGED BY

Daniel L. Miller, CFA
Joseph C. Craigen, CFA
The views expressed in this report are exclusively those of Daniel L. Miller, CFA, and Joseph C. Craigen, CFA, GW&K Investment Management, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	4.60	2.67	6.96	14.07	95.90
Class C1	8.31	2.96	6.87	15.73	94.30
Class I1,2	10.37	3.99	7.76	21.63	111.07
Class R2[1,2]	10.05	3.73	7.55	20.09	107.05
Class R4[1,2]	10.31	3.94	7.70	21.30	110.00
Class R6[1,2]	10.51	4.10	7.84	22.27	112.72
Class 1[2]	10.46	4.06	7.80	22.03	111.94
Index†	6.78	2.46	8.17	12.94	119.36
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class 1 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.20	1.95	0.95	1.34	1.19	0.84	0.88
Net (%)	1.19	1.94	0.94	1.33	1.08	0.83	0.87
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the Russell 2000 Growth Index.
See the following page for footnotes.
6	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock New Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Russell 2000 Growth Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-13	19,430	19,430	21,936
Class I1,2	8-31-13	21,107	21,107	21,936
Class R2[1,2]	8-31-13	20,705	20,705	21,936
Class R4[1,2]	8-31-13	21,000	21,000	21,936
Class R6[1,2]	8-31-13	21,272	21,272	21,936
Class 1[2]	8-31-12	21,194	21,194	21,936
The Russell 2000 Growth Index tracks the performance of publicly traded small-cap companies in the United States with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares were first offered on 5-27-15. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary. Class NAV shares ceased operations on 3-13-19.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,013.50	$6.14	1.21%
	Hypothetical example	1,000.00	1,019.10	6.16	1.21%
Class C	Actual expenses/actual returns	1,000.00	1,010.20	9.93	1.96%
	Hypothetical example	1,000.00	1,015.30	9.96	1.96%
Class I	Actual expenses/actual returns	1,000.00	1,015.00	4.88	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
Class R2	Actual expenses/actual returns	1,000.00	1,013.10	6.44	1.27%
	Hypothetical example	1,000.00	1,018.80	6.46	1.27%
Class R4	Actual expenses/actual returns	1,000.00	1,014.60	5.23	1.03%
	Hypothetical example	1,000.00	1,020.00	5.24	1.03%
Class R6	Actual expenses/actual returns	1,000.00	1,015.30	4.32	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%
Class 1	Actual expenses/actual returns	1,000.00	1,015.20	4.52	0.89%
	Hypothetical example	1,000.00	1,020.70	4.53	0.89%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	9

Fund’s investments
AS OF 8-31-23
	Shares	Value
Common stocks 97.1%		$291,773,502
(Cost $234,408,132)
Consumer discretionary 12.1%		36,482,368
Automobile components 2.8%
Dorman Products, Inc. (A)	24,987	2,061,677
Fox Factory Holding Corp. (A)	57,241	6,342,875
Diversified consumer services 2.1%
Grand Canyon Education, Inc. (A)	53,184	6,235,824
Hotels, restaurants and leisure 2.4%
Chuy’s Holdings, Inc. (A)	121,778	4,639,742
Krispy Kreme, Inc.	183,030	2,450,772
Household durables 1.7%
TopBuild Corp. (A)	17,952	5,207,516
Specialty retail 2.2%
Lithia Motors, Inc.	15,612	4,808,808
Revolve Group, Inc. (A)	130,800	1,916,220
Textiles, apparel and luxury goods 0.9%
Oxford Industries, Inc.	27,913	2,818,934
Consumer staples 1.1%		3,324,841
Food products 1.1%
Hostess Brands, Inc. (A)	116,743	3,324,841
Energy 7.2%		21,676,206
Energy equipment and services 1.7%
ChampionX Corp.	142,973	5,159,896
Oil, gas and consumable fuels 5.5%
Earthstone Energy, Inc., Class A (A)	274,792	5,600,261
Magnolia Oil & Gas Corp., Class A	177,163	4,039,316
Matador Resources Company	108,295	6,876,733
Financials 8.1%		24,387,802
Banks 1.5%
Ameris Bancorp	53,730	2,189,498
Pinnacle Financial Partners, Inc.	34,299	2,282,941
Capital markets 4.2%
Houlihan Lokey, Inc.	45,365	4,778,749
PJT Partners, Inc., Class A	63,440	5,011,126
Stifel Financial Corp.	43,071	2,800,476
Financial services 2.4%
Flywire Corp. (A)	211,828	7,325,012
10	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care 25.0%		$74,960,768
Biotechnology 9.2%
Arcutis Biotherapeutics, Inc. (A)	184,736	1,577,645
BioCryst Pharmaceuticals, Inc. (A)	387,253	2,753,369
Crinetics Pharmaceuticals, Inc. (A)	178,381	3,089,559
Halozyme Therapeutics, Inc. (A)	97,669	4,156,793
Insmed, Inc. (A)	156,477	3,425,282
Travere Therapeutics, Inc. (A)	174,876	2,497,229
Ultragenyx Pharmaceutical, Inc. (A)	71,075	2,614,849
Veracyte, Inc. (A)	126,826	3,348,206
Vericel Corp. (A)	127,404	4,182,673
Health care equipment and supplies 4.3%
Artivion, Inc. (A)	118,852	2,010,976
AtriCure, Inc. (A)	69,909	3,156,391
Globus Medical, Inc., Class A (A)	59,325	3,209,483
ICU Medical, Inc. (A)	13,991	2,029,115
Integra LifeSciences Holdings Corp. (A)	58,894	2,505,351
Health care providers and services 4.5%
Acadia Healthcare Company, Inc. (A)	61,344	4,729,622
Castle Biosciences, Inc. (A)	59,509	1,186,014
HealthEquity, Inc. (A)	58,757	3,969,035
US Physical Therapy, Inc.	36,222	3,652,264
Life sciences tools and services 3.9%
Azenta, Inc. (A)	100,962	5,697,286
CryoPort, Inc. (A)	101,218	1,427,174
Medpace Holdings, Inc. (A)	16,294	4,403,779
Pharmaceuticals 3.1%
Intra-Cellular Therapies, Inc. (A)	70,059	3,889,676
Phathom Pharmaceuticals, Inc. (A)	169,130	2,433,781
Supernus Pharmaceuticals, Inc. (A)	94,699	3,015,216
Industrials 21.1%		63,347,109
Aerospace and defense 1.8%
Hexcel Corp.	76,040	5,573,732
Building products 1.8%
Gibraltar Industries, Inc. (A)	70,607	5,297,643
Electrical equipment 3.4%
Atkore, Inc. (A)	50,155	7,722,365
Shoals Technologies Group, Inc., Class A (A)	132,200	2,601,696
Machinery 7.3%
Alamo Group, Inc.	24,436	4,194,439
Hillenbrand, Inc.	61,630	2,985,357
RBC Bearings, Inc. (A)	24,487	5,645,233
SPX Technologies, Inc. (A)	72,730	5,747,125
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	11

	Shares	Value
Industrials (continued)
Machinery (continued)
The Shyft Group, Inc.	209,105	$3,278,766
Professional services 4.5%
CACI International, Inc., Class A (A)	11,900	3,903,319
Exponent, Inc.	53,187	4,779,384
Paycor HCM, Inc. (A)	201,959	4,739,978
Trading companies and distributors 2.3%
SiteOne Landscape Supply, Inc. (A)	40,178	6,878,072
Information technology 16.1%		48,470,134
Communications equipment 1.1%
Viavi Solutions, Inc. (A)	321,177	3,356,300
Electronic equipment, instruments and components 2.5%
Novanta, Inc. (A)	44,150	7,372,086
IT services 0.8%
Thoughtworks Holding, Inc. (A)	490,177	2,436,180
Semiconductors and semiconductor equipment 5.7%
Allegro MicroSystems, Inc. (A)	76,300	2,918,475
MACOM Technology Solutions Holdings, Inc. (A)	60,783	5,139,810
Power Integrations, Inc.	59,517	5,000,618
Silicon Laboratories, Inc. (A)	30,892	4,166,095
Software 6.0%
Appfolio, Inc., Class A (A)	29,848	5,753,799
CyberArk Software, Ltd. (A)	34,390	5,710,116
Rapid7, Inc. (A)	43,081	2,170,852
The Descartes Systems Group, Inc. (A)	59,309	4,445,803
Materials 3.9%		11,729,909
Chemicals 3.9%
Avient Corp.	118,340	4,746,617
Balchem Corp.	29,382	4,128,171
Quaker Chemical Corp.	16,087	2,855,121
Real estate 2.5%		7,394,365
Hotel and resort REITs 1.2%
Ryman Hospitality Properties, Inc.	40,070	3,407,152
Industrial REITs 1.3%
STAG Industrial, Inc.	109,149	3,987,213

12	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Short-term investments 2.9%			$8,620,754
(Cost $8,620,754)
Short-term funds 2.9%			8,620,754
State Street Institutional Treasury Money Market Fund, Premier Class	5.2022(B)	8,620,754	8,620,754

Total investments (Cost $243,028,886) 100.0%	$300,394,256
Other assets and liabilities, net 0.0%	76,202
Total net assets 100.0%	$300,470,458

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 8-31-23.
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $243,716,068. Net unrealized appreciation aggregated to $56,678,188, of which $84,087,785 related to gross unrealized appreciation and $27,409,597 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $243,028,886)	$300,394,256
Dividends and interest receivable	156,348
Receivable for fund shares sold	16,034
Receivable from affiliates	9
Other assets	65,396
Total assets	300,632,043
Liabilities
Due to custodian	87
Payable for investments purchased	27,109
Payable for fund shares repurchased	44,571
Payable to affiliates
Accounting and legal services fees	15,283
Transfer agent fees	27,349
Distribution and service fees	39
Trustees’ fees	21
Other liabilities and accrued expenses	47,126
Total liabilities	161,585
Net assets	$300,470,458
Net assets consist of
Paid-in capital	$231,118,791
Total distributable earnings (loss)	69,351,667
Net assets	$300,470,458

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($259,094,712 ÷ 10,493,379 shares)[1]	$24.69
Class C ($1,760,847 ÷ 77,177 shares)[1]	$22.82
Class I ($14,286,619 ÷ 570,515 shares)	$25.04
Class R2 ($266,406 ÷ 10,784 shares)	$24.70
Class R4 ($62,108 ÷ 2,488 shares)	$24.96
Class R6 ($1,714,280 ÷ 68,132 shares)	$25.16
Class 1 ($23,285,486 ÷ 917,489 shares)	$25.38
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$25.99

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Dividends	$1,367,615
Interest	276,515
Total investment income	1,644,130
Expenses
Investment management fees	2,152,129
Distribution and service fees	667,896
Accounting and legal services fees	60,924
Transfer agent fees	310,915
Trustees’ fees	7,104
Custodian fees	43,592
State registration fees	92,742
Printing and postage	37,317
Professional fees	96,985
Other	27,877
Total expenses	3,497,481
Less expense reductions	(21,293)
Net expenses	3,476,188
Net investment loss	(1,832,058)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	25,876,236
25,876,236
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	4,156,714
4,156,714
Net realized and unrealized gain	30,032,950
Increase in net assets from operations	$28,200,892
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment loss	$(1,832,058)	$(2,576,020)
Net realized gain	25,876,236	24,967,735
Change in net unrealized appreciation (depreciation)	4,156,714	(101,736,167)
Increase (decrease) in net assets resulting from operations	28,200,892	(79,344,452)
Distributions to shareholders
From earnings
Class A	(22,532,438)	(26,558,227)
Class C	(168,683)	(240,162)
Class I	(1,061,240)	(1,278,122)
Class R2	(20,339)	(18,904)
Class R4	(5,372)	(6,272)
Class R6	(29,443)	(30,910)
Class 1	(2,029,166)	(2,585,554)
Total distributions	(25,846,681)	(30,718,151)
From fund share transactions	2,978,791	(7,850,198)
Total increase (decrease)	5,333,002	(117,912,801)
Net assets
Beginning of year	295,137,456	413,050,257
End of year	$300,470,458	$295,137,456
16	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$24.71	$33.80	$25.18	$22.20	$31.99
Net investment income (loss)[1]	(0.16)	(0.22)	(0.24)	(0.16)	0.02
Net realized and unrealized gain (loss) on investments	2.37	(6.24)	9.69	3.92	(5.49)
Total from investment operations	2.21	(6.46)	9.45	3.76	(5.47)
Less distributions
From net investment income	—	—	—	—	(0.01)
From net realized gain	(2.23)	(2.63)	(0.83)	(0.78)	(4.31)
Total distributions	(2.23)	(2.63)	(0.83)	(0.78)	(4.32)
Net asset value, end of period	$24.69	$24.71	$33.80	$25.18	$22.20
Total return (%)[2,3]	10.10	(20.40)	38.04	17.20	(15.32)
Ratios and supplemental data
Net assets, end of period (in millions)	$259	$257	$347	$272	$264
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.20	1.20	1.26	1.42
Expenses including reductions	1.21	1.19	1.19	1.22	1.20
Net investment income (loss)	(0.65)	(0.78)	(0.81)	(0.72)	0.08
Portfolio turnover (%)	24	23	28	25	73

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	17

CLASS C SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$23.17	$32.09	$24.12	$21.45	$31.27
Net investment loss[1]	(0.31)	(0.41)	(0.44)	(0.31)	(0.15)
Net realized and unrealized gain (loss) on investments	2.19	(5.88)	9.24	3.76	(5.36)
Total from investment operations	1.88	(6.29)	8.80	3.45	(5.51)
Less distributions
From net realized gain	(2.23)	(2.63)	(0.83)	(0.78)	(4.31)
Net asset value, end of period	$22.82	$23.17	$32.09	$24.12	$21.45
Total return (%)[2,3]	9.30	(21.00)	37.00	16.33	(15.90)
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$3	$4	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97	1.95	1.95	2.01	2.13
Expenses including reductions	1.96	1.94	1.94	1.97	1.91
Net investment loss	(1.41)	(1.53)	(1.56)	(1.47)	(0.63)
Portfolio turnover (%)	24	23	28	25	73

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$24.97	$34.05	$25.29	$22.24	$32.07
Net investment income (loss)[1]	(0.10)	(0.15)	(0.18)	(0.10)	0.09
Net realized and unrealized gain (loss) on investments	2.40	(6.30)	9.77	3.93	(5.51)
Total from investment operations	2.30	(6.45)	9.59	3.83	(5.42)
Less distributions
From net investment income	—	—	—	—	(0.10)
From net realized gain	(2.23)	(2.63)	(0.83)	(0.78)	(4.31)
Total distributions	(2.23)	(2.63)	(0.83)	(0.78)	(4.41)
Net asset value, end of period	$25.04	$24.97	$34.05	$25.29	$22.24
Total return (%)[2]	10.37	(20.21)	38.44	17.49	(15.08)
Ratios and supplemental data
Net assets, end of period (in millions)	$14	$12	$25	$10	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	0.95	0.95	1.01	1.14
Expenses including reductions	0.96	0.94	0.94	0.97	0.90
Net investment income (loss)	(0.40)	(0.52)	(0.57)	(0.46)	0.38
Portfolio turnover (%)	24	23	28	25	73

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	19

CLASS R2 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$24.74	$33.85	$25.21	$22.22	$32.02
Net investment income (loss)[1]	(0.17)	(0.23)	(0.26)	(0.15)	0.04
Net realized and unrealized gain (loss) on investments	2.36	(6.25)	9.73	3.92	(5.49)
Total from investment operations	2.19	(6.48)	9.47	3.77	(5.45)
Less distributions
From net investment income	—	—	—	—	(0.04)
From net realized gain	(2.23)	(2.63)	(0.83)	(0.78)	(4.31)
Total distributions	(2.23)	(2.63)	(0.83)	(0.78)	(4.35)
Net asset value, end of period	$24.70	$24.74	$33.85	$25.21	$22.22
Total return (%)[2]	10.05	(20.44)	38.03	17.23	(15.23)
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.24	1.22	1.22	1.33
Expenses including reductions	1.27	1.23	1.21	1.18	1.11
Net investment income (loss)	(0.71)	(0.81)	(0.84)	(0.67)	0.18
Portfolio turnover (%)	24	23	28	25	73

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
20	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$24.91	$34.00	$25.27	$22.23	$32.05
Net investment income (loss)[1]	(0.12)	(0.17)	(0.19)	(0.11)	0.08
Net realized and unrealized gain (loss) on investments	2.40	(6.29)	9.75	3.93	(5.51)
Total from investment operations	2.28	(6.46)	9.56	3.82	(5.43)
Less distributions
From net investment income	—	—	—	—	(0.08)
From net realized gain	(2.23)	(2.63)	(0.83)	(0.78)	(4.31)
Total distributions	(2.23)	(2.63)	(0.83)	(0.78)	(4.39)
Net asset value, end of period	$24.96	$24.91	$34.00	$25.27	$22.23
Total return (%)[2]	10.31	(20.28)	38.35	17.45	(15.11)
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.12	1.10	1.15	1.28
Expenses including reductions	1.04	1.01	1.00	1.01	0.96
Net investment income (loss)	(0.48)	(0.60)	(0.63)	(0.51)	0.33
Portfolio turnover (%)	24	23	28	25	73

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	21

CLASS R6 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$25.06	$34.12	$25.32	$22.24	$32.07
Net investment income (loss)[1]	(0.07)	(0.12)	(0.14)	(0.08)	0.11
Net realized and unrealized gain (loss) on investments	2.40	(6.31)	9.77	3.94	(5.51)
Total from investment operations	2.33	(6.43)	9.63	3.86	(5.40)
Less distributions
From net investment income	—	—	—	—	(0.12)
From net realized gain	(2.23)	(2.63)	(0.83)	(0.78)	(4.31)
Total distributions	(2.23)	(2.63)	(0.83)	(0.78)	(4.43)
Net asset value, end of period	$25.16	$25.06	$34.12	$25.32	$22.24
Total return (%)[2]	10.51	(20.14)	38.55	17.62	(14.99)
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.84	0.84	0.90	1.03
Expenses including reductions	0.85	0.83	0.83	0.86	0.81
Net investment income (loss)	(0.28)	(0.42)	(0.46)	(0.36)	0.45
Portfolio turnover (%)	24	23	28	25	73

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
22	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS 1 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$25.26	$34.39	$25.53	$22.42	$32.29
Net investment income (loss)[1]	(0.08)	(0.14)	(0.15)	(0.09)	0.11
Net realized and unrealized gain (loss) on investments	2.43	(6.36)	9.84	3.98	(5.56)
Total from investment operations	2.35	(6.50)	9.69	3.89	(5.45)
Less distributions
From net investment income	—	—	—	—	(0.11)
From net realized gain	(2.23)	(2.63)	(0.83)	(0.78)	(4.31)
Total distributions	(2.23)	(2.63)	(0.83)	(0.78)	(4.42)
Net asset value, end of period	$25.38	$25.26	$34.39	$25.53	$22.42
Total return (%)[2]	10.46	(20.16)	38.47	17.62	(15.04)
Ratios and supplemental data
Net assets, end of period (in millions)	$23	$24	$37	$33	$42
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	0.88	0.88	0.94	1.06
Expenses including reductions	0.90	0.87	0.87	0.90	0.84
Net investment income (loss)	(0.34)	(0.46)	(0.50)	(0.39)	0.44
Portfolio turnover (%)	24	23	28	25	73

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	23

Notes to financial statements
Note 1—Organization
John Hancock New Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates,
24	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT

prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of August 31, 2023, all investments are categorized as Level 1 under the hierarchy described above.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2023 were $3,998.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	25

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
Qualified late year ordinary losses of $1,042,915 are treated as occurring on September 1, 2023, the first day of the fund’s next taxable year.
As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
	August 31, 2023	August 31, 2022
Ordinary income	—	$2,386,722
Long-term capital gains	$25,846,681	28,331,429
Total	$25,846,681	$30,718,151
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, the components of distributable earnings on a tax basis consisted of $13,716,395 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
26	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT

Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.770% of the first $50 million of the fund’s aggregate daily net assets; (b) 0.740% of the next $50 million of the fund’s aggregate daily net assets; (c) 0.720% of the next $300 million of the fund’s aggregate daily net assets and (d) 0.720% on all asset levels when aggregate daily net assets exceed $400 million. Aggregate net assets include the net assets of the fund and a portion of the net assets of Small Cap Opportunities Trust, a series of John Hancock Variable Insurance Trust, managed by GW&K Investment Management, LLC. The Advisor has a subadvisory agreement with GW&K Investment Management, LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$18,356
Class C	130
Class I	972
Class R2	17
Class	Expense reduction
Class R4	$4
Class R6	70
Class 1	1,684
Total	$21,233

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.72% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class 1	0.05%	—
ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	27

The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $60 for Class R4 shares for the year ended August 31, 2023.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $33,175 for the year ended August 31, 2023. Of this amount, $5,543 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $27,632 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, CDSCs received by the Distributor amounted to $26 and $73 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$637,018	$293,234
Class C	18,023	2,072
Class I	—	15,525
Class R2	999	18
Class R4	168	5
Class R6	—	61
Class 1	11,688	—
Total	$667,896	$310,915
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
28	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT

Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	136,793	$3,287,515	188,661	$5,417,191
Distributions reinvested	977,357	21,374,808	848,537	25,142,153
Repurchased	(1,011,244)	(24,212,863)	(911,924)	(25,997,518)
Net increase	102,906	$449,460	125,274	$4,561,826
Class C shares
Sold	5,664	$124,955	6,137	$167,532
Distributions reinvested	8,305	168,683	8,599	240,162
Repurchased	(21,211)	(473,407)	(27,868)	(735,839)
Net decrease	(7,242)	$(179,769)	(13,132)	$(328,145)
Class I shares
Sold	218,316	$5,258,711	67,940	$2,031,379
Distributions reinvested	46,804	1,036,235	41,745	1,247,762
Repurchased	(172,831)	(4,143,803)	(357,019)	(11,172,293)
Net increase (decrease)	92,289	$2,151,143	(247,334)	$(7,893,152)
Class R2 shares
Sold	1,484	$35,847	1,554	$41,407
Distributions reinvested	592	12,956	343	10,189
Repurchased	(269)	(6,453)	(65)	(1,854)
Net increase	1,807	$42,350	1,832	$49,742
Class R4 shares
Sold	1	$36	—	—
Distributions reinvested	76	1,677	64	$1,912
Repurchased	—	—	(38)	(1,096)
Net increase	77	$1,713	26	$816
Class R6 shares
Sold	57,304	$1,427,130	1,486	$44,754
Distributions reinvested	1,324	29,443	1,031	30,910
Repurchased	(3,664)	(87,503)	(2,016)	(64,840)
Net increase	54,964	$1,369,070	501	$10,824
ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	29

	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	108,324	$2,719,286	71,173	$2,160,985
Distributions reinvested	90,467	2,029,166	85,529	2,585,554
Repurchased	(226,256)	(5,603,628)	(301,917)	(8,998,648)
Net decrease	(27,465)	$(855,176)	(145,215)	$(4,252,109)
Total net increase (decrease)	217,336	$2,978,791	(278,048)	$(7,850,198)
Affiliates of the fund owned 31%, 67% and 100% of shares of Class R2, Class R4 and Class 1, respectively, on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $70,162,463 and $97,762,527, respectively, for the year ended August 31, 2023.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
30	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock New Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock New Opportunities Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 10, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	31

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $25,846,681 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
32	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with GW&K Investment Management, LLC (GW&K)(the Subadvisor) for John Hancock New Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	33

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
34	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended December 31, 2022. The Board also noted that the fund outperformed its peer group median for the one- and three-year periods and underperformed its peer group median for the five- and ten-year periods ended December 31, 2022. The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the ten-year period and relative to its peer group median for the five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board also took into account previous actions taken to address the fund’s performance, including the conversion of the fund from a multi-managed fund to a single subadvisor fund effective September 6, 2019. In connection with this change, the Board noted that the fund’s longer term performance in part reflects that of the previous subadvisers. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index since the subadvisor change.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and  Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.
The Board took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	35

implement an overall fee waiver across the complex,  including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
36	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	37

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the fund’s subadvisory fees were lower than the expense group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index since the subadvisor change;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
38	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	39

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock New Opportunities Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, GW&K Investment Management, LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
40	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	41

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
42	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	43

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
44	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	45

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
GW&K Investment Management, LLC
Portfolio Managers
Joseph C. Craigen, CFA
Daniel L. Miller, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
46	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock New Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099606	452A 8/23
10/2023

Annual report
John Hancock
Real Estate Securities Fund
Alternative
August 31, 2023

A message to shareholders
Dear shareholder,
After trading lower in the early part of the 12 months ended August 31, 2023, stocks rallied from mid-October onward to post impressive returns for the period. Although the U.S. Federal Reserve continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely slow at some point within the next year. Economic growth remained in positive territory even as interest rates rose. Together, these factors helped stocks overcome potential headwinds such as ongoing geopolitical instability and turmoil in the U.S. and European banking sectors in March.
A large portion of the gains came from a narrow group of U.S. mega-cap, technology-related companies. On the other hand, the value style, defensive sectors, and smaller companies posted gains but underperformed the broad-based indexes.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Real Estate Securities Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
12	Financial statements
15	Financial highlights
20	Notes to financial statements
28	Report of independent registered public accounting firm
29	Tax information
30	Evaluation of advisory and subadvisory agreements by the Board of Trustees
37	Statement regarding liquidity risk management
39	Trustees and Officers
43	More information
ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to achieve a combination of long-term capital appreciation and current income.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The Dow Jones U.S. Select REIT Index tracks the performance of publicly traded real estate investment trusts (REITs) and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1Class A shares were first offered on 12-2-20. Returns prior to this date are those of Class 1 shares and have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

A volatile backdrop for real estate
The real estate sector was one of a few to post a loss for the period, due to a number of factors including pandemic-related office vacancies and rising interest rates.
The fund posted a loss and underperformed its benchmark
The fund lagged the benchmark, the Dow Jones U.S. Select REIT Index, due to sector allocation driven primarily by an underweight in mall REITs.
Security selection detracted overall
Stock picking in the real estate technology and multifamily property sectors detracted, although security selection among office and self-storage REITs were partly offsetting positives.
INDUSTRY COMPOSITION AS OF 8/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	3

Management’s discussion of fund performance
What kind of market environment did U.S. real estate securities encounter during the 12 months ended August 31, 2023?
The broad U.S. equity market, as measured by the S&P 500 Index, posted positive results for the period. In the fourth quarter of 2022, greater optimism that the U.S. Federal Reserve (Fed) would begin to scale back its aggressive pace of interest rate hikes, along with outsized short covering and hedging, helped fuel a sharp rebound in stocks. The collapse of two U.S. regional banks in the first quarter of 2023 prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook.
In June, the Fed held interest rates stable for the first time in 15 months to assess the impact of tighter monetary policy and recent banking industry stresses on the economy and inflation, but raised them again in July. The central bank forecast additional rate increases in 2023 amid concerns that stronger-than-expected economic growth and robust wage gains could trigger more inflation.
How did the fund perform for the period?
The fund posted a loss and trailed the benchmark. Sector selection, which derives from our security-by-security investment approach, detracted the most from relative performance. An underweight in the strong-performing mall real estate investment
TOP 10 HOLDINGS AS OF 8/31/2023 (% of net assets)
Prologis, Inc.	12.4
Equinix, Inc.	8.8
AvalonBay Communities, Inc.	5.7
Welltower, Inc.	5.7
Public Storage	5.4
VICI Properties, Inc.	3.6
Brixmor Property Group, Inc.	3.5
American Homes 4 Rent, Class A	3.4
EastGroup Properties, Inc.	3.4
Digital Realty Trust, Inc.	3.1
TOTAL	55.0
Cash and cash equivalents are not included.
4	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT

trust (REIT) category hampered results, although a helpful overweight in another outperforming group, retail shopping centers, tempered the impact.
Security selection also detracted from relative performance, especially in the real estate technology and multifamily property sectors. Security selection among office and self-storage REITs, however, were partly offsetting positives.
MANAGED BY

Bradford D. Stoesser
The views expressed in this report are exclusively those of Bradford D. Stoesser, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	-9.58	3.18	6.74	16.94	92.01
Class C1	-6.41	3.80	7.07	20.50	97.95
Class I1,2	-4.60	4.40	7.38	24.05	103.77
Class R6[1,2]	-4.56	4.43	7.39	24.19	104.01
Class 1[2]	-4.60	4.41	7.38	24.07	103.81
Index†	-3.17	2.48	6.38	13.02	85.66
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6 and Class 1 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class 1
Gross (%)	1.14	1.89	0.89	0.79	0.83
Net (%)	1.13	1.88	0.88	0.78	0.82
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the Dow Jones U.S. Select REIT Index.
See the following page for footnotes.
6	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Real Estate Securities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Dow Jones U.S. Select REIT Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-13	19,795	19,795	18,566
Class I1,2	8-31-13	20,377	20,377	18,566
Class R6[1,2]	8-31-13	20,401	20,401	18,566
Class 1[2]	8-31-13	20,381	20,381	18,566
The Dow Jones U.S. Select REIT Index tracks the performance of publicly traded real estate investment trusts (REITs) and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A, Class C, Class I, and Class R6 shares were first offered on 12-2-20. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,000.00	$5.90	1.17%
	Hypothetical example	1,000.00	1,019.30	5.95	1.17%
Class C	Actual expenses/actual returns	1,000.00	996.30	9.66	1.92%
	Hypothetical example	1,000.00	1,015.50	9.75	1.92%
Class I	Actual expenses/actual returns	1,000.00	1,001.80	4.69	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%
Class R6	Actual expenses/actual returns	1,000.00	1,001.90	4.14	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%
Class 1	Actual expenses/actual returns	1,000.00	1,001.90	4.34	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	9

Fund’s investments
AS OF 8-31-23
	Shares	Value
Common stocks 98.9%		$243,331,826
(Cost $206,401,062)
Consumer discretionary 2.2%		5,491,554
Hotels, restaurants and leisure 2.2%
Hyatt Hotels Corp., Class A	37,804	4,249,548
Wynn Resorts, Ltd.	12,251	1,242,006
Industrials 0.5%		1,230,395
Construction and engineering 0.5%
WillScot Mobile Mini Holdings Corp. (A)	29,995	1,230,395
Real estate 96.2%		236,609,877
Diversified REITs 3.3%
American Assets Trust, Inc.	114,874	2,459,452
Empire State Realty Trust, Inc., Class A	640,806	5,594,236
Health care REITs 8.9%
CareTrust REIT, Inc.	302,575	6,096,886
Ventas, Inc.	40,288	1,759,780
Welltower, Inc.	168,440	13,960,307
Hotel and resort REITs 1.4%
Ryman Hospitality Properties, Inc.	41,644	3,540,989
Industrial REITs 17.6%
EastGroup Properties, Inc.	46,016	8,265,854
Plymouth Industrial REIT, Inc.	194,815	4,463,212
Prologis, Inc.	246,458	30,610,086
Office REITs 3.0%
Kilroy Realty Corp.	69,894	2,582,583
SL Green Realty Corp.	119,740	4,700,992
Real estate management and development 5.5%
CBRE Group, Inc., Class A (A)	48,620	4,135,131
Corp. Inmobiliaria Vesta SAB de CV, ADR (B)	106,209	3,944,602
Jones Lang LaSalle, Inc. (A)	10,573	1,827,014
Tricon Residential, Inc.	437,459	3,709,652
Residential REITs 16.8%
American Homes 4 Rent, Class A	229,614	8,275,289
AvalonBay Communities, Inc.	76,288	14,023,260
Essex Property Trust, Inc.	27,656	6,592,914
UDR, Inc.	162,414	6,480,319
Veris Residential, Inc. (A)	316,313	5,886,585
Retail REITs 11.2%
Brixmor Property Group, Inc.	390,103	8,574,464
Getty Realty Corp.	119,656	3,592,073
10	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Real estate (continued)
Retail REITs (continued)
Phillips Edison & Company, Inc.	134,362	$4,549,497
Simon Property Group, Inc.	49,601	5,629,217
Tanger Factory Outlet Centers, Inc.	220,211	5,119,906
Specialized REITs 28.5%
American Tower Corp.	13,766	2,496,051
CubeSmart	90,981	3,794,818
Digital Realty Trust, Inc.	58,574	7,715,367
EPR Properties	85,880	3,845,706
Equinix, Inc.	27,581	21,551,242
Iron Mountain, Inc.	118,148	7,507,124
Public Storage	47,997	13,265,411
VICI Properties, Inc.	288,299	8,891,141
Weyerhaeuser Company	35,686	1,168,717

	Yield (%)	Shares	Value
Short-term investments 0.7%			$1,634,279
(Cost $1,634,279)
Short-term funds 0.7%			1,634,279
John Hancock Collateral Trust (C)	5.4789(D)	388	3,875
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.2681(D)	1,630,404	1,630,404

Total investments (Cost $208,035,341) 99.6%	$244,966,105
Other assets and liabilities, net 0.4%	1,071,345
Total net assets 100.0%	$246,037,450

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-23.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-23.
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $212,056,562. Net unrealized appreciation aggregated to $32,909,543, of which $36,744,684 related to gross unrealized appreciation and $3,835,141 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $208,031,466) including $3,798 of securities loaned	$244,962,230
Affiliated investments, at value (Cost $3,875)	3,875
Total investments, at value (Cost $208,035,341)	244,966,105
Dividends and interest receivable	191,538
Receivable for fund shares sold	17,591
Receivable for investments sold	926,626
Receivable for securities lending income	10
Other assets	16,330
Total assets	246,118,200
Liabilities
Due to custodian	50
Payable for fund shares repurchased	19,892
Payable upon return of securities loaned	3,875
Payable to affiliates
Accounting and legal services fees	12,691
Transfer agent fees	1,886
Trustees’ fees	18
Other liabilities and accrued expenses	42,338
Total liabilities	80,750
Net assets	$246,037,450
Net assets consist of
Paid-in capital	$236,982,881
Total distributable earnings (loss)	9,054,569
Net assets	$246,037,450

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($5,877,088 ÷ 541,853 shares)[1]	$10.85
Class C ($87,657 ÷ 8,069 shares)[1]	$10.86
Class I ($12,678,831 ÷ 1,168,864 shares)	$10.85
Class R6 ($1,191,161 ÷ 110,069 shares)	$10.82
Class 1 ($226,202,713 ÷ 20,898,985 shares)	$10.82
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.42

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
12	JOHN HANCOCK Real Estate Securities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Dividends	$7,885,503
Interest	121,570
Securities lending	39
Less foreign taxes withheld	(5,709)
Total investment income	8,001,403
Expenses
Investment management fees	1,828,625
Distribution and service fees	140,604
Accounting and legal services fees	53,723
Transfer agent fees	15,840
Trustees’ fees	6,684
Custodian fees	43,109
State registration fees	65,969
Printing and postage	25,192
Professional fees	64,346
Other	25,380
Total expenses	2,269,472
Less expense reductions	(18,803)
Net expenses	2,250,669
Net investment income	5,750,734
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(20,937,101)
Affiliated investments	61
(20,937,040)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(262,535)
(262,535)
Net realized and unrealized loss	(21,199,575)
Decrease in net assets from operations	$(15,448,841)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Real Estate Securities Fund	13

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$5,750,734	$4,288,787
Net realized gain (loss)	(20,937,040)	25,991,301
Change in net unrealized appreciation (depreciation)	(262,535)	(76,699,816)
Decrease in net assets resulting from operations	(15,448,841)	(46,419,728)
Distributions to shareholders
From earnings
Class A	(769,265)	(829,069)
Class C	(8,138)	(8,795)
Class I	(588,448)	(327,643)
Class R6	(95,118)	(67,941)
Class 1	(30,154,185)	(42,462,369)
Total distributions	(31,615,154)	(43,695,817)
From fund share transactions	(16,170,945)	23,801,824
Total decrease	(63,234,940)	(66,313,721)
Net assets
Beginning of year	309,272,390	375,586,111
End of year	$246,037,450	$309,272,390
14	JOHN HANCOCK Real Estate Securities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$12.92	$16.60	$12.59
Net investment income[2]	0.21	0.13	0.03
Net realized and unrealized gain (loss) on investments	(0.90)	(1.93)	4.18
Total from investment operations	(0.69)	(1.80)	4.21
Less distributions
From net investment income	(0.14)	(0.08)	(0.20)
From net realized gain	(1.24)	(1.80)	—
Total distributions	(1.38)	(1.88)	(0.20)
Net asset value, end of period	$10.85	$12.92	$16.60
Total return (%)[3,4]	(4.82)	(12.77)	33.98[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$7	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.14	1.19[6]
Expenses including reductions	1.17	1.13	1.18[6]
Net investment income	1.88	0.88	0.31[6]
Portfolio turnover (%)	105	81	122[7]

[1]	The inception date for Class A shares is 12-2-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Real Estate Securities Fund	15

CLASS C SHARES Period ended	8-31-23	8-31-22	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$12.91	$16.63	$12.59
Net investment income (loss)[2]	0.13	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	(0.91)	(1.95)	4.18
Total from investment operations	(0.78)	(1.92)	4.15
Less distributions
From net investment income	(0.03)	—	(0.11)
From net realized gain	(1.24)	(1.80)	—
Total distributions	(1.27)	(1.80)	(0.11)
Net asset value, end of period	$10.86	$12.91	$16.63
Total return (%)[3,4]	(5.56)	(13.46)	33.25[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[6]	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.92	1.89	1.94[7]
Expenses including reductions	1.92	1.88	1.93[7]
Net investment income (loss)	1.14	0.19	(0.28)[7]
Portfolio turnover (%)	105	81	122[8]

[1]	The inception date for Class C shares is 12-2-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
16	JOHN HANCOCK Real Estate Securities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-23	8-31-22	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$12.93	$16.60	$12.59
Net investment income[2]	0.22	0.17	0.10
Net realized and unrealized gain (loss) on investments	(0.89)	(1.92)	4.14
Total from investment operations	(0.67)	(1.75)	4.24
Less distributions
From net investment income	(0.17)	(0.12)	(0.23)
From net realized gain	(1.24)	(1.80)	—
Total distributions	(1.41)	(1.92)	(0.23)
Net asset value, end of period	$10.85	$12.93	$16.60
Total return (%)[3]	(4.60)	(12.51)	34.30[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$11	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.90	0.94[6]
Expenses including reductions	0.92	0.89	0.93[6]
Net investment income	1.99	1.25	0.89[6]
Portfolio turnover (%)	105	81	122[7]

[1]	The inception date for Class I shares is 12-2-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Real Estate Securities Fund	17

CLASS R6 SHARES Period ended	8-31-23	8-31-22	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$12.91	$16.59	$12.59
Net investment income[2]	0.24	0.19	0.12
Net realized and unrealized gain (loss) on investments	(0.90)	(1.93)	4.12
Total from investment operations	(0.66)	(1.74)	4.24
Less distributions
From net investment income	(0.19)	(0.14)	(0.24)
From net realized gain	(1.24)	(1.80)	—
Total distributions	(1.43)	(1.94)	(0.24)
Net asset value, end of period	$10.82	$12.91	$16.59
Total return (%)[3]	(4.56)	(12.48)	34.37[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.79	0.83[6]
Expenses including reductions	0.81	0.78	0.82[6]
Net investment income	2.16	1.31	1.05[6]
Portfolio turnover (%)	105	81	122[7]

[1]	The inception date for Class R6 shares is 12-2-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
18	JOHN HANCOCK Real Estate Securities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS 1 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$12.91	$16.59	$12.05	$14.55	$12.97
Net investment income[1]	0.25	0.18	0.20	0.24	0.29
Net realized and unrealized gain (loss) on investments	(0.92)	(1.93)	4.58	(1.55)	1.82
Total from investment operations	(0.67)	(1.75)	4.78	(1.31)	2.11
Less distributions
From net investment income	(0.18)	(0.13)	(0.24)	(0.29)	(0.26)
From net realized gain	(1.24)	(1.80)	—	(0.90)	(0.27)
Total distributions	(1.42)	(1.93)	(0.24)	(1.19)	(0.53)
Net asset value, end of period	$10.82	$12.91	$16.59	$12.05	$14.55
Total return (%)[2]	(4.60)	(12.51)	40.36	(9.75)	17.35
Ratios and supplemental data
Net assets, end of period (in millions)	$226	$290	$371	$304	$433
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.83	0.87	0.81	0.81
Expenses including reductions	0.85	0.82	0.86	0.80	0.80
Net investment income	2.22	1.19	1.45	1.86	2.25
Portfolio turnover (%)	105	81	122	133	132

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Real Estate Securities Fund	19

Notes to financial statements
Note 1—Organization
John Hancock Real Estate Securities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to achieve a combination of long-term capital appreciation and current income.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors.Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates,
20	JOHN HANCOCK Real Estate Securities Fund | ANNUAL REPORT

prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of August 31, 2023, all investments are categorized as Level 1 under the hierarchy described above.
Real estate investment trusts. The fund invests in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2023, the fund loaned securities valued at $3,798 and received $3,875 of cash collateral.
ANNUAL REPORT | JOHN HANCOCK Real Estate Securities Fund	21

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2023 were $3,871.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2023, the fund has a short-term capital loss carryforward of $25,932,907 and a long-term capital loss carryforward of $1,009,608 available to offset future net realized capital gains. These carryforwards do not expire.
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As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
	August 31, 2023	August 31, 2022
Ordinary income	$3,830,884	$5,703,527
Long-term capital gains	27,784,270	37,992,290
Total	$31,615,154	$43,695,817
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, the components of distributable earnings on a tax basis consisted of $3,087,542 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.700% of the first $1.5 billion of the fund’s aggregate net assets and b) 0.680% of the excess over $1.5 billion of the fund’s aggregate net assets. Aggregate net assets include the net assets of the fund and Real Estate Securities Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each
ANNUAL REPORT | JOHN HANCOCK Real Estate Securities Fund	23

fund. During the year ended August 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$476
Class C	6
Class I	512
Class	Expense reduction
Class R6	$64
Class 1	17,745
Total	$18,803

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.69% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Class 1	0.05%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,591 for the year ended August 31, 2023. Of this amount, $263 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $1,328 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, there were no CDSCs received by the Distributor for Class A or Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition,
24	JOHN HANCOCK Real Estate Securities Fund | ANNUAL REPORT

Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$16,516	$7,597
Class C	793	91
Class I	—	8,087
Class R6	—	65
Class 1	123,295	—
Total	$140,604	$15,840
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$4,433,333	3	3.933%	$1,453
Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	210,258	$2,342,702	718,479	$11,392,866
Distributions reinvested	74,416	767,968	52,948	828,102
Repurchased	(322,150)	(3,536,428)	(412,946)	(6,234,610)
Net increase (decrease)	(37,476)	$(425,758)	358,481	$5,986,358
Class C shares
Sold	1,398	$15,444	2,506	$37,258
Distributions reinvested	296	3,079	104	1,628
Repurchased	(686)	(7,574)	(9,990)	(159,537)
Net increase (decrease)	1,008	$10,949	(7,380)	$(120,651)
ANNUAL REPORT | JOHN HANCOCK Real Estate Securities Fund	25

	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class I shares
Sold	1,070,674	$11,759,648	963,545	$13,885,249
Distributions reinvested	16,708	172,097	1,041	16,257
Repurchased	(779,187)	(8,896,069)	(111,737)	(1,567,762)
Net increase	308,195	$3,035,676	852,849	$12,333,744
Class R6 shares
Sold	70,528	$780,051	30,756	$459,007
Distributions reinvested	9,262	95,118	3,863	60,222
Repurchased	(24,284)	(273,346)	(6,785)	(98,839)
Net increase	55,506	$601,823	27,834	$420,390
Class 1 shares
Sold	337,404	$3,716,296	1,464,854	$23,157,772
Distributions reinvested	2,936,143	30,154,185	2,723,693	42,462,369
Repurchased	(4,830,907)	(53,264,116)	(4,103,819)	(60,438,158)
Net increase (decrease)	(1,557,360)	$(19,393,635)	84,728	$5,181,983
Total net increase (decrease)	(1,230,127)	$(16,170,945)	1,316,512	$23,801,824
Affiliates of the fund owned 49% and 100% of shares of Class C and Class 1, respectively, on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $274,069,035 and $316,779,048, respectively, for the year ended August 31, 2023.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
26	JOHN HANCOCK Real Estate Securities Fund | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	388	—	$843,175	$(839,361)	$61	—	$39	—	$3,875

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
ANNUAL REPORT | JOHN HANCOCK Real Estate Securities Fund	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Real Estate Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Real Estate Securities Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 10, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
28	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $27,784,270 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	29

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Real Estate Securities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June, 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
30	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT

Approval of Advisory Agreements
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex),
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
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(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the three-, five- and ten-year periods and underperformed for the one-year period ended December 31, 2022. The Board also noted that the fund outperformed its peer group median for the five- and ten-year periods and underperformed for the one- and three-year periods ended December 31, 2022. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the three-, five-, and ten-year periods and relative to its peer group median for the five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index over the longer term.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.
The Board took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as
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assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is
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based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
 Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s businesses, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fees for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
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Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index over the longer term;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
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Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Real Estate Securities Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Wellington Management Company LLP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
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•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
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Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
42	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Manager
Bradford D. Stoesser
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	43

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Real Estate Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099615	488A 8/23
10/2023

Annual report
John Hancock
Strategic Income
Opportunities Fund
Fixed income
August 31, 2023

A message to shareholders
Dear shareholder,
Bonds posted mixed results for the 12 months ended August 31, 2023. Inflation remained a key factor; while rates cooled off from their 40-year highs during the summer of 2022, they remained elevated through period end. To curb inflationary pressures, the U.S. Federal Reserve (Fed) continued to raise short-term interest rates and emphasized that further interest rate increases may be necessary to bring inflation under control.
U.S. bond yields moved broadly higher, with short- and intermediate-term bond yields rising the most. On a sector basis, U.S. Treasury securities and residential mortgage-backed securities declined the most, while high-yield corporate bonds posted positive returns, reflecting signs of improving economic growth late in the period.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Strategic Income Opportunities Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
35	Financial statements
39	Financial highlights
45	Notes to financial statements
60	Report of independent registered public accounting firm
61	Tax information
62	Evaluation of advisory and subadvisory agreements by the Board of Trustees
68	Statement regarding liquidity risk management
70	Trustees and Officers
74	More information
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of current income and capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bonds declined modestly
Rising bond yields resulting from interest rate increases by the U.S. Federal Reserve put downward pressure on bond prices.
The fund posted a positive return
The fund advanced for the period, outperforming the decline of its benchmark, the Bloomberg U.S. Aggregate Bond Index.
Duration positioning and high-yield exposure aided results
The fund’s relatively limited interest-rate sensitivity in a rising interest-rate environment and a notable position in high-yield corporate bonds were among the keys behind its outperformance.
PORTFOLIO COMPOSITION AS OF 8/31/2023 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	3

QUALITY COMPOSITION AS OF 8/31/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 8-31-23 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
4	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

Management’s discussion of fund performance
How did the U.S. bond market perform during the 12 months ended August 31, 2023?
U.S. bonds declined modestly as measured by the Bloomberg U.S. Aggregate Bond Index. Bond yields rose broadly during the period as the U.S. Federal Reserve (Fed) raised its short-term interest rate target seven times to combat heightened inflationary pressures. Despite the Fed’s aggressive rate increases, the U.S. economy remained on solid footing, driven by a robust labor market and resilient consumer spending. Other factors affecting bond market performance during the period included a regional banking crisis and government wrangling over the federal debt ceiling.
Although bond yields rose across the board, short-term bond yields rose the most, reflecting the Fed rate hikes. Sector perspective was mixed; U.S. Treasury securities declined the most, reflecting their greater interest-rate sensitivity, while high-yield corporate bonds and asset-backed securities posted positive returns for the period.
How did the fund perform?
The fund posted a positive return, outpacing the decline of its benchmark. One factor behind the outperformance was the fund’s duration positioning. The fund maintained a shorter duration (a measure of interest-rate sensitivity) than the
NET CURRENCY EXPOSURE AS OF 8/31/2023 (% of net assets)
United States Dollar	85.1
Other Currencies	4.8
Canadian Dollar	2.8
Indonesian Rupiah	2.7
Korean Won	1.8
Norwegian Krone	1.7
Malaysian Ringgit	1.5
Euro	1.2
Philippine Peso	1.2
Singapore Dollar	(2.8)
TOTAL	100.0
Net currency exposure, after taking into account the effects of forward foreign currency exchange contracts.
COUNTRY COMPOSITION AS OF 8/31/2023 (% of net assets)
United States	59.9
Canada	7.2
Indonesia	4.2
Supranational	3.1
Mexico	2.4
United Kingdom	1.9
South Korea	1.8
New Zealand	1.7
Norway	1.7
Philippines	1.7
Other countries	14.4
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	5

index, which helped limit price declines in a rising interest rate environment. Sector allocation was also a significant contributor, led by a noteworthy position in high-yield corporate bonds, which are not held in the benchmark, and an underweight position in U.S. Treasury securities.
On the downside, individual security selection among high-yield corporate bonds partially offset the gain from its allocation to the asset class. An allocation to convertible bonds and locally denominated corporate bonds in emerging markets, both not held in the benchmark, detracted from relative results. The fund’s foreign currency exposure was also a drag on performance, most notably the Japanese yen, which depreciated against most other currencies during the period.
What changes did you make to the portfolio during the period?
We redeployed risk over the course of the period by reducing credit exposure and reallocating those assets elsewhere. Accordingly, we decreased the fund’s holdings of high-yield corporate bonds and eliminated the fund’s small position in common stocks. We shifted the proceeds into government bonds (both U.S. and non-U.S.) and securitized assets. We also extended the fund’s duration to the longer end of its typical range.
Can you tell us about a change to the portfolio management team?
Effective March 15, 2023, Daniel S. Janis III retired.
MANAGED BY

Thomas C. Goggins
Kisoo Park
Christopher M. Chapman, CFA
Bradley L. Lutz, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 8-31-23	as of 8-31-23
Class A	-1.76	0.70	1.83	3.56	19.88	4.39	4.35
Class C	0.53	0.81	1.53	4.14	16.45	3.88	3.83
Class I1	2.54	1.83	2.56	9.47	28.76	4.88	4.83
Class R2[1]	2.14	1.42	2.16	7.31	23.80	4.45	4.40
Class R6[1]	2.65	1.92	2.66	9.96	29.99	4.99	4.94
Class NAV[1]	2.65	1.95	2.67	10.11	30.17	4.99	4.94
Index††	-1.19	0.49	1.48	2.47	15.86	—	—
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.11	1.81	0.81	1.20	0.70	0.69
Net (%)	1.06	1.76	0.76	1.15	0.65	0.64
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg U.S. Aggregate Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Strategic Income Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Aggregate Bond Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	8-31-13	11,645	11,645	11,586
Class I1	8-31-13	12,876	12,876	11,586
Class R2[1]	8-31-13	12,380	12,380	11,586
Class R6[1]	8-31-13	12,999	12,999	11,586
Class NAV[1]	8-31-13	13,017	13,017	11,586
The values shown in the chart for “Class A shares with maximum sales charge” have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,022.60	$5.56	1.09%
	Hypothetical example	1,000.00	1,019.70	5.55	1.09%
Class C	Actual expenses/actual returns	1,000.00	1,019.10	9.06	1.78%
	Hypothetical example	1,000.00	1,016.20	9.05	1.78%
Class I	Actual expenses/actual returns	1,000.00	1,024.20	3.98	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%
Class R2	Actual expenses/actual returns	1,000.00	1,021.10	6.01	1.18%
	Hypothetical example	1,000.00	1,019.30	6.01	1.18%
Class R6	Actual expenses/actual returns	1,000.00	1,023.70	3.42	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Class NAV	Actual expenses/actual returns	1,000.00	1,023.70	3.42	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-23
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 13.4%					$448,015,320
(Cost $488,519,685)
U.S. Government 10.7%					358,088,622
U.S. Treasury
Bond	2.000	02-15-50		31,340,000	20,068,618
Bond	2.375	02-15-42		22,080,000	16,426,312
Bond	2.750	11-15-42		10,200,000	7,997,438
Bond	3.000	02-15-49		58,470,000	46,412,846
Bond	3.000	08-15-52		11,120,000	8,861,684
Bond	3.625	02-15-53		28,510,000	25,685,728
Note	0.500	02-28-26		2,800,000	2,528,094
Note	1.500	01-31-27		34,715,000	31,488,946
Note	1.875	02-15-32		22,533,000	18,939,162
Note	2.375	03-31-29		16,245,000	14,732,819
Note	2.625	05-31-27		10,525,000	9,879,522
Note	2.750	08-15-32		42,010,000	37,708,898
Note	2.875	05-15-32		91,260,000	82,936,090
Note	3.500	02-15-33		36,145,000	34,422,465
U.S. Government Agency 2.7%					89,926,698
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	4.500	08-01-52		8,641,077	8,193,325
30 Yr Pass Thru	5.000	08-01-52		7,936,110	7,749,465
30 Yr Pass Thru	5.000	10-01-52		7,639,901	7,453,060
30 Yr Pass Thru	5.000	11-01-52		4,287,378	4,173,147
30 Yr Pass Thru	5.000	11-01-52		9,560,167	9,335,327
30 Yr Pass Thru	5.500	11-01-52		6,908,300	6,860,648
Federal National Mortgage Association
30 Yr Pass Thru	4.500	09-01-52		13,094,404	12,493,644
30 Yr Pass Thru	5.000	11-01-52		7,694,942	7,506,756
30 Yr Pass Thru	5.500	10-01-52		5,625,897	5,599,398
30 Yr Pass Thru	5.500	11-01-52		9,633,001	9,527,420

30 Yr Pass Thru	5.500	12-01-52		11,111,151	11,034,508
Foreign government obligations 23.5%					$784,391,761
(Cost $843,647,219)
Australia 1.6%					53,661,016
Commonwealth of Australia	0.500	09-21-26	AUD	8,025,000	4,719,428
Commonwealth of Australia	1.000	12-21-30	AUD	8,280,000	4,378,553
New South Wales Treasury Corp.	1.250	03-20-25	AUD	9,705,000	6,019,250
New South Wales Treasury Corp.	1.500	02-20-32	AUD	24,960,000	12,707,186
New South Wales Treasury Corp.	3.000	05-20-27	AUD	13,240,000	8,274,214
Queensland Treasury Corp. (A)	2.750	08-20-27	AUD	8,865,000	5,478,788
Treasury Corp. of Victoria	2.250	11-20-34	AUD	7,320,000	3,673,197
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	11

	Rate (%)	Maturity date		Par value^	Value
Australia (continued)
Western Australian Treasury Corp.	1.500	10-22-30	AUD	15,635,000	$8,410,400
Austria 0.2%					6,747,659
Republic of Austria (A)	0.500	02-20-29	EUR	7,075,000	6,747,659
Brazil 0.9%					29,718,290
Federative Republic of Brazil	10.000	01-01-25	BRL	130,720,000	26,613,315
Federative Republic of Brazil	10.000	01-01-27	BRL	15,285,000	3,104,975
Canada 3.0%					100,789,996
CPPIB Capital, Inc. (A)	2.250	12-01-31	CAD	6,685,000	4,252,881
Government of Canada	0.500	12-01-30	CAD	14,200,000	8,414,068
Government of Canada	1.250	03-01-25	CAD	36,210,000	25,451,219
Government of Canada	1.500	09-01-24	CAD	2,863,000	2,047,092
Government of Canada	2.750	06-01-33	CAD	13,490,000	9,317,205
Province of Alberta	0.625	04-18-25	EUR	3,045,000	3,148,892
Province of British Columbia	4.200	07-06-33		6,870,000	6,694,068
Province of Ontario	1.350	12-02-30	CAD	25,645,000	15,574,707
Province of Ontario	3.450	06-02-45	CAD	10,495,000	6,691,728
Province of Quebec	0.200	04-07-25	EUR	3,150,000	3,235,389
Province of Quebec	1.500	12-15-23	GBP	3,535,000	4,426,869
Province of Quebec	3.000	09-01-23	CAD	5,650,000	4,181,301
Province of Quebec	4.500	09-08-33		7,382,000	7,354,577
China 0.1%					4,934,461
People’s Republic of China	2.690	08-12-26	CNY	35,520,000	4,934,461
Colombia 0.2%					7,513,552
Republic of Colombia	3.250	04-22-32		4,655,000	3,482,990
Republic of Colombia	4.500	03-15-29		2,450,000	2,177,540
Republic of Colombia	5.625	02-26-44		2,450,000	1,853,022
Finland 0.1%					4,013,815
Kuntarahoitus OYJ (3 month NIBOR + 1.250%) (B)	5.640	01-10-25	NOK	42,000,000	4,013,815
Germany 1.1%					36,604,166
Federal Republic of Germany	3.250	07-04-42	EUR	4,600,000	5,436,870
Federal Republic of Germany, Zero Coupon	0.000	11-15-27	EUR	5,700,000	5,572,385
Federal Republic of Germany, Zero Coupon	0.000	02-15-31	EUR	6,070,000	5,526,688
Federal Republic of Germany, Zero Coupon	0.000	02-15-32	EUR	18,910,000	16,800,787
Federal Republic of Germany, Zero Coupon	0.000	05-15-35	EUR	4,035,000	3,267,436
12	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Greece 0.1%					$4,646,608
Republic of Greece (A)	2.000	04-22-27	EUR	4,495,000	4,646,608
India 1.0%					32,797,849
Export-Import Bank of India (A)	3.875	02-01-28		6,380,000	5,964,917
Republic of India	5.220	06-15-25	INR	696,560,000	8,149,368
Republic of India	6.100	07-12-31	INR	358,560,000	4,050,229
Republic of India	6.450	10-07-29	INR	373,000,000	4,342,175
Republic of India	7.060	04-10-28	INR	421,080,000	5,087,237
Republic of India	7.260	02-06-33	INR	272,460,000	3,312,023
Republic of India	7.270	04-08-26	INR	156,200,000	1,891,900
Indonesia 3.4%					114,343,811
Perusahaan Penerbit SBSN Indonesia III (A)	4.150	03-29-27		8,310,000	8,037,129
Republic of Indonesia	1.100	03-12-33	EUR	2,709,000	2,137,035
Republic of Indonesia (A)	2.150	07-18-24	EUR	6,000,000	6,375,981
Republic of Indonesia	3.050	03-12-51		5,655,000	3,995,973
Republic of Indonesia	3.850	10-15-30		4,480,000	4,139,053
Republic of Indonesia	5.125	04-15-27	IDR	61,400,000,000	3,887,646
Republic of Indonesia	6.375	08-15-28	IDR	258,309,000,000	17,027,030
Republic of Indonesia	6.375	04-15-32	IDR	190,055,000,000	12,448,191
Republic of Indonesia	6.500	06-15-25	IDR	342,192,000,000	22,544,902
Republic of Indonesia	6.625	05-15-33	IDR	84,156,000,000	5,619,401
Republic of Indonesia	7.500	06-15-35	IDR	61,272,000,000	4,327,984
Republic of Indonesia	7.500	05-15-38	IDR	62,856,000,000	4,439,300
Republic of Indonesia	8.125	05-15-24	IDR	30,464,000,000	2,022,946
Republic of Indonesia	8.375	09-15-26	IDR	81,815,000,000	5,676,023
Republic of Indonesia	8.750	05-15-31	IDR	111,458,000,000	8,308,310
Republic of Indonesia	9.000	03-15-29	IDR	45,615,000,000	3,356,907
Ireland 0.1%					2,726,753
Republic of Ireland	1.100	05-15-29	EUR	2,760,000	2,726,753
Italy 0.2%					6,830,354
Republic of Italy	1.250	02-17-26		7,595,000	6,830,354
Japan 0.7%					21,971,368
Government of Japan	0.005	03-20-27	JPY	742,050,000	5,081,327
Government of Japan	0.400	09-20-25	JPY	2,438,650,000	16,890,041
Malaysia 1.5%					48,993,502
Government of Malaysia	3.733	06-15-28	MYR	24,975,000	5,391,243
Government of Malaysia	3.828	07-05-34	MYR	22,120,000	4,696,448
Government of Malaysia	3.844	04-15-33	MYR	43,936,000	9,426,087
Government of Malaysia	3.882	03-14-25	MYR	30,035,000	6,527,911
Government of Malaysia	3.899	11-16-27	MYR	35,552,000	7,744,691
Government of Malaysia	3.900	11-30-26	MYR	18,960,000	4,131,447
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	13

	Rate (%)	Maturity date		Par value^	Value
Malaysia (continued)
Government of Malaysia	3.906	07-15-26	MYR	20,310,000	$4,427,232
Government of Malaysia	4.498	04-15-30	MYR	29,585,000	6,648,443
Mexico 1.9%					64,127,968
Government of Mexico	5.000	03-06-25	MXN	448,570,000	24,344,930
Government of Mexico	7.500	05-26-33	MXN	399,470,000	20,792,448
Government of Mexico	7.750	05-29-31	MXN	354,390,000	18,990,590
New Zealand 1.7%					57,376,560
Government of New Zealand	0.500	05-15-24	NZD	21,830,000	12,563,450
Government of New Zealand	0.500	05-15-26	NZD	10,910,000	5,759,759
Government of New Zealand	2.750	04-15-25	NZD	7,320,000	4,184,776
Government of New Zealand	3.500	04-14-33	NZD	31,320,000	16,710,457
New Zealand Local Government Funding Agency	1.500	04-15-26	NZD	5,765,000	3,114,930
New Zealand Local Government Funding Agency	3.000	05-15-35	NZD	10,470,000	4,879,742
New Zealand Local Government Funding Agency	3.500	04-14-33	NZD	8,350,000	4,255,861
New Zealand Local Government Funding Agency	4.500	04-15-27	NZD	10,170,000	5,907,585
Norway 1.2%					40,207,778
Kingdom of Norway (A)	1.250	09-17-31	NOK	110,420,000	8,562,984
Kingdom of Norway (A)	1.750	03-13-25	NOK	127,825,000	11,579,009
Kingdom of Norway (A)	1.750	02-17-27	NOK	12,930,000	1,127,102
Kingdom of Norway (A)	2.125	05-18-32	NOK	110,590,000	9,105,209
Kommunalbanken AS	4.250	07-16-25	AUD	10,774,000	6,957,676
Kommunalbanken AS	5.250	07-15-24	AUD	4,410,000	2,875,798
Philippines 1.7%					55,688,129
Republic of the Philippines	0.875	05-17-27	EUR	14,460,000	13,896,142
Republic of the Philippines	2.625	08-12-25	PHP	828,425,000	13,678,928
Republic of the Philippines	3.625	09-09-25	PHP	302,480,000	5,090,841
Republic of the Philippines	6.125	08-22-28	PHP	438,705,000	7,733,853
Republic of the Philippines	6.250	01-14-36	PHP	235,000,000	4,010,810
Republic of the Philippines	6.750	09-15-32	PHP	445,280,000	8,072,233
Republic of the Philippines	8.000	09-30-35	PHP	160,300,000	3,205,322
Qatar 0.2%					5,734,048
State of Qatar (A)	4.817	03-14-49		6,160,000	5,734,048
Singapore 0.3%					9,106,199
Republic of Singapore	3.375	09-01-33	SGD	12,070,000	9,106,199
South Korea 1.8%					58,843,866
Republic of Korea	1.375	12-10-29	KRW	5,133,700,000	3,370,196
Republic of Korea	2.125	06-10-27	KRW	13,298,800,000	9,492,865
14	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
South Korea (continued)
Republic of Korea	2.375	03-10-27	KRW	37,882,990,000	$27,381,685
Republic of Korea	3.125	09-10-27	KRW	6,167,200,000	4,557,860
Republic of Korea	3.250	06-10-33	KRW	10,498,000,000	7,567,893
Republic of Korea	4.250	12-10-32	KRW	8,219,530,000	6,473,367
United Arab Emirates 0.1%					3,464,410
Government of Abu Dhabi (A)	3.875	04-16-50		4,315,000	3,464,410
United Kingdom 0.4%					13,549,603
Government of United Kingdom	0.250	01-31-25	GBP	3,650,000	4,332,230

Government of United Kingdom	4.250	12-07-27	GBP	7,360,000	9,217,373
Corporate bonds 46.5%					$1,554,417,665
(Cost $1,749,755,298)
Communication services 4.6%					153,151,570
Diversified telecommunication services 0.2%
Cellnex Telecom SA	1.875	06-26-29	EUR	5,400,000	5,004,408
IHS Holding, Ltd. (A)	6.250	11-29-28		3,600,000	2,897,640
Entertainment 0.4%
WMG Acquisition Corp. (A)(C)	3.000	02-15-31		15,595,000	12,716,319
Interactive media and services 0.1%
Match Group Holdings II LLC (A)(C)	4.125	08-01-30		3,640,000	3,121,737
Media 2.7%
CCO Holdings LLC (A)	4.250	02-01-31		15,105,000	12,390,390
CCO Holdings LLC (A)	4.500	06-01-33		5,745,000	4,534,932
Charter Communications Operating LLC	2.800	04-01-31		2,350,000	1,893,638
Charter Communications Operating LLC	5.125	07-01-49		14,590,000	11,226,612
Charter Communications Operating LLC	5.750	04-01-48		5,420,000	4,566,261
Globo Comunicacao e Participacoes SA (A)	5.500	01-14-32		5,840,000	4,917,983
LCPR Senior Secured Financing DAC (A)	5.125	07-15-29		8,000,000	6,744,000
News Corp. (A)	3.875	05-15-29		14,435,000	12,676,673
Sirius XM Radio, Inc. (A)	4.125	07-01-30		12,225,000	9,966,187
Virgin Media Finance PLC (A)	5.000	07-15-30		7,640,000	6,178,927
Virgin Media Secured Finance PLC (A)	4.500	08-15-30		5,145,000	4,344,258
Virgin Media Secured Finance PLC (A)	5.500	05-15-29		11,030,000	10,082,516
Wireless telecommunication services 1.2%
Sprint LLC	7.625	02-15-25		3,670,000	3,742,226
T-Mobile USA, Inc.	2.625	02-15-29		4,405,000	3,814,384
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	15

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Wireless telecommunication services (continued)
T-Mobile USA, Inc.	2.875	02-15-31		4,070,000	$3,421,962
T-Mobile USA, Inc.	3.375	04-15-29		4,865,000	4,360,800
T-Mobile USA, Inc.	3.500	04-15-31		7,575,000	6,613,789
Vmed O2 UK Financing I PLC (A)	3.250	01-31-31	EUR	7,750,000	6,979,841
Vmed O2 UK Financing I PLC (A)	4.250	01-31-31		13,395,000	10,956,087
Consumer discretionary 6.0%					201,443,684
Automobiles 1.2%
BMW Finance NV	1.000	11-14-24	EUR	4,785,000	5,022,897
Ford Motor Company	3.250	02-12-32		4,125,000	3,220,010
Ford Motor Credit Company LLC	2.748	06-14-24	GBP	3,354,000	4,088,766
Ford Motor Credit Company LLC	2.900	02-16-28		3,620,000	3,089,289
Ford Motor Credit Company LLC	3.625	06-17-31		10,800,000	8,750,607
Ford Motor Credit Company LLC	4.000	11-13-30		2,575,000	2,178,834
Ford Motor Credit Company LLC	4.125	08-17-27		1,665,000	1,510,769
Ford Motor Credit Company LLC	4.542	08-01-26		2,695,000	2,540,169
Ford Motor Credit Company LLC	4.950	05-28-27		11,500,000	10,791,045
Broadline retail 0.2%
MercadoLibre, Inc. (C)	2.375	01-14-26		5,950,000	5,441,116
MercadoLibre, Inc.	3.125	01-14-31		3,340,000	2,673,006
Diversified consumer services 0.4%
Duke University	3.299	10-01-46		7,549,000	5,649,846
Massachusetts Institute of Technology	2.989	07-01-50		4,505,000	3,233,526
President and Fellows of Harvard College	2.517	10-15-50		6,515,000	4,214,209
Hotels, restaurants and leisure 4.2%
Carnival Corp. (A)	5.750	03-01-27		10,390,000	9,778,163
Hilton Domestic Operating Company, Inc. (A)	3.625	02-15-32		4,920,000	4,114,574
Hilton Domestic Operating Company, Inc.	4.875	01-15-30		7,450,000	6,950,188
Hyatt Hotels Corp.	5.750	04-23-30		9,696,000	9,709,265
MGM Resorts International	4.750	10-15-28		1,060,000	961,970
New Red Finance, Inc. (A)	3.500	02-15-29		15,357,000	13,445,253
New Red Finance, Inc. (A)	3.875	01-15-28		8,793,000	7,997,620
New Red Finance, Inc. (A)	4.000	10-15-30		20,370,000	17,256,470
Premier Entertainment Sub LLC (A)	5.625	09-01-29		2,115,000	1,688,193
Premier Entertainment Sub LLC (A)	5.875	09-01-31		4,430,000	3,425,276
Royal Caribbean Cruises, Ltd. (A)	5.500	04-01-28		11,045,000	10,353,582
Royal Caribbean Cruises, Ltd. (A)	11.625	08-15-27		1,716,000	1,869,798
Travel + Leisure Company (A)	4.500	12-01-29		7,482,000	6,439,458
16	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Travel + Leisure Company (A)	6.625	07-31-26		3,226,000	$3,201,676
Wyndham Hotels & Resorts, Inc. (A)(C)	4.375	08-15-28		6,920,000	6,311,032
Yum! Brands, Inc.	3.625	03-15-31		18,845,000	15,981,016
Yum! Brands, Inc.	4.625	01-31-32		7,170,000	6,415,282
Yum! Brands, Inc. (A)	4.750	01-15-30		14,270,000	13,140,779
Consumer staples 2.8%					93,558,358
Beverages 0.2%
Becle SAB de CV (A)	2.500	10-14-31		8,250,000	6,470,087
Food products 2.3%
Darling Ingredients, Inc. (A)	6.000	06-15-30		13,370,000	13,066,974
JBS USA LUX SA	3.625	01-15-32		9,845,000	8,079,613
JBS USA LUX SA	5.750	04-01-33		5,895,000	5,610,474
Kraft Heinz Foods Company	4.375	06-01-46		14,825,000	12,267,673
Kraft Heinz Foods Company	6.875	01-26-39		6,560,000	7,179,537
Kraft Heinz Foods Company (A)	7.125	08-01-39		1,675,000	1,837,334
MARB BondCo PLC (A)	3.950	01-29-31		10,761,000	8,374,499
NBM US Holdings, Inc. (A)	7.000	05-14-26		2,229,000	2,198,156
Post Holdings, Inc. (A)	4.500	09-15-31		3,240,000	2,791,217
Post Holdings, Inc. (A)	5.500	12-15-29		3,230,000	2,987,925
Post Holdings, Inc. (A)	5.625	01-15-28		12,510,000	11,995,623
Personal care products 0.3%
Natura & Company Luxembourg Holdings Sarl (A)(C)	6.000	04-19-29		4,015,000	3,694,016
Natura Cosmeticos SA (A)	4.125	05-03-28		8,030,000	7,005,230
Energy 7.2%					239,883,883
Oil, gas and consumable fuels 7.2%
Aker BP ASA (A)	3.750	01-15-30		8,430,000	7,459,941
Cenovus Energy, Inc.	3.500	02-07-28	CAD	5,175,000	3,567,847
Cenovus Energy, Inc.	5.250	06-15-37		2,074,000	1,891,044
Cenovus Energy, Inc.	5.400	06-15-47		8,203,000	7,373,683
Cenovus Energy, Inc.	6.750	11-15-39		18,593,000	19,278,067
Cheniere Energy Partners LP	4.000	03-01-31		17,070,000	15,070,326
Civitas Resources, Inc. (A)	8.750	07-01-31		9,190,000	9,511,650
Columbia Pipelines Operating Company LLC (A)	6.036	11-15-33		2,170,000	2,192,243
Continental Resources, Inc. (A)	2.875	04-01-32		16,454,000	12,615,194
Continental Resources, Inc. (A)	5.750	01-15-31		13,466,000	12,870,837
Ecopetrol SA	4.625	11-02-31		4,570,000	3,610,533
Ecopetrol SA	5.375	06-26-26		2,445,000	2,368,331
Ecopetrol SA	5.875	05-28-45		2,485,000	1,751,765
Ecopetrol SA	6.875	04-29-30		4,970,000	4,628,554
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	17

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Enbridge, Inc.	3.125	11-15-29		10,080,000	$8,898,560
EQT Corp. (A)(C)	3.625	05-15-31		15,945,000	13,779,031
EQT Corp.	3.900	10-01-27		3,283,000	3,065,527
Kinder Morgan, Inc.	5.300	12-01-34		2,405,000	2,287,426
MC Brazil Downstream Trading SARL (A)	7.250	06-30-31		8,580,917	5,749,214
Medco Oak Tree Pte, Ltd. (A)	7.375	05-14-26		12,545,000	12,248,049
Occidental Petroleum Corp.	3.200	08-15-26		1,560,000	1,425,450
Occidental Petroleum Corp.	3.400	04-15-26		2,417,000	2,265,729
Occidental Petroleum Corp.	6.125	01-01-31		7,895,000	7,955,002
Occidental Petroleum Corp.	6.625	09-01-30		11,815,000	12,196,787
Occidental Petroleum Corp.	7.500	05-01-31		3,470,000	3,759,750
Ovintiv, Inc.	6.500	08-15-34		8,760,000	8,882,632
Ovintiv, Inc.	6.500	02-01-38		5,700,000	5,599,152
Pertamina Persero PT (A)	3.100	01-21-30		2,700,000	2,332,364
Pertamina Persero PT (A)	3.650	07-30-29		3,440,000	3,131,076
Petrorio Luxembourg Trading Sarl (A)	6.125	06-09-26		5,350,000	5,140,102
QatarEnergy (A)	2.250	07-12-31		7,975,000	6,555,035
QatarEnergy (A)	3.300	07-12-51		3,105,000	2,174,233
Southwestern Energy Company	5.700	01-23-25		166,000	164,383
The Williams Companies, Inc.	3.500	11-15-30		865,000	766,159
TransCanada PipeLines, Ltd.	4.100	04-15-30		13,295,000	12,178,655
Transcontinental Gas Pipe Line Company LLC	3.250	05-15-30		875,000	771,219
Var Energi ASA (A)	7.500	01-15-28		5,380,000	5,586,538
Western Midstream Operating LP	4.050	02-01-30		9,845,000	8,781,795
Financials 7.7%					255,875,502
Banks 4.7%
Asian Development Bank	3.000	10-14-26	AUD	5,880,000	3,672,163
Bank of Montreal (7.325% to 11-26-27, then 5 Year Canada Government Bond Yield + 4.098%)	7.325	11-26-82	CAD	11,950,000	8,628,020
European Investment Bank	0.250	01-20-32	EUR	10,275,000	8,878,116
Inter-American Development Bank	2.700	01-29-26	AUD	5,932,000	3,705,066
Inter-American Development Bank	2.750	10-30-25	AUD	5,140,000	3,225,748
International Bank for Reconstruction & Development	1.200	08-08-34	EUR	17,620,000	15,669,782
International Bank for Reconstruction & Development	1.250	03-16-26	NOK	35,210,000	3,051,090
18	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
International Bank for Reconstruction & Development	1.800	01-19-27	CAD	6,585,000	$4,464,418
International Bank for Reconstruction & Development	1.900	01-16-25	CAD	8,110,000	5,747,944
International Bank for Reconstruction & Development	5.000	06-22-26	NZD	17,525,000	10,355,337
International Development Association	1.750	02-17-27	NOK	27,410,000	2,351,073
International Finance Corp.	0.375	09-10-25	NZD	12,980,000	6,986,881
International Finance Corp.	2.550	09-18-23	CNY	32,140,000	4,407,027
International Finance Corp.	3.600	02-24-26	AUD	14,185,000	9,044,433
KfW	2.875	02-17-27	NOK	20,980,000	1,868,501
Nordea Eiendomskreditt AS (3 month NIBOR + 0.340%) (B)	4.500	06-19-24	NOK	33,000,000	3,109,171
Nordic Investment Bank	1.875	04-10-24	NOK	46,090,000	4,258,711
Nordic Investment Bank	3.000	08-23-27	NOK	48,680,000	4,329,376
Nordic Investment Bank	4.000	11-04-26	NOK	25,000,000	2,307,519
Popular, Inc.	7.250	03-13-28		7,230,000	7,275,188
Royal Bank of Canada (4.200% to 2-24-27, then 5 Year Canada Government Bond Yield + 2.710%) (D)	4.200	02-24-27	CAD	6,420,000	3,565,780
The Asian Infrastructure Investment Bank	0.200	12-15-25	GBP	6,140,000	6,897,660
The Bank of Nova Scotia (8.625% to 10-27-27, then 5 Year CMT + 4.389%)	8.625	10-27-82		8,635,000	8,802,303
The Toronto-Dominion Bank (8.125% to 10-31-27, then 5 Year CMT + 4.075%)	8.125	10-31-82		9,915,000	9,964,793
U.S. Bancorp	0.850	06-07-24	EUR	6,850,000	7,195,950
U.S. Bancorp (3.700% to 1-15-27, then 5 Year CMT + 2.541%) (D)	3.700	01-15-27		6,821,000	5,138,055
Capital markets 1.2%
MSCI, Inc. (A)	3.250	08-15-33		4,130,000	3,322,740
MSCI, Inc. (A)	3.625	09-01-30		15,070,000	13,032,072
MSCI, Inc. (A)	3.625	11-01-31		8,740,000	7,411,336
MSCI, Inc. (A)	3.875	02-15-31		6,775,000	5,911,095
The Goldman Sachs Group, Inc.	0.250	01-26-28	EUR	845,000	776,487
The Goldman Sachs Group, Inc.	1.375	05-15-24	EUR	6,403,000	6,813,205
The Goldman Sachs Group, Inc.	2.000	11-01-28	EUR	3,788,000	3,720,278
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	19

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Financial services 1.1%
Berkshire Hathaway Finance Corp.	2.375	06-19-39	GBP	7,150,000	$6,156,384
Berkshire Hathaway, Inc., Zero Coupon	0.000	03-12-25	EUR	9,235,000	9,444,983
European Financial Stability Facility, Zero Coupon	0.000	10-15-25	EUR	4,440,000	4,499,021
Fidelity National Information Services, Inc.	1.000	12-03-28	EUR	4,800,000	4,479,628
Fidelity National Information Services, Inc.	1.500	05-21-27	EUR	8,945,000	8,895,636
Fiserv, Inc.	1.125	07-01-27	EUR	3,495,000	3,433,293
Insurance 0.7%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-58		15,170,000	16,895,342
Chubb INA Holdings, Inc.	0.300	12-15-24	EUR	5,990,000	6,183,897
Health care 4.0%					133,594,091
Health care equipment and supplies 0.6%
Becton Dickinson Euro Finance Sarl	1.208	06-04-26	EUR	8,910,000	9,018,567
DH Europe Finance II Sarl	0.450	03-18-28	EUR	13,445,000	12,643,702
Health care providers and services 2.7%
Centene Corp.	2.500	03-01-31		9,265,000	7,378,076
Centene Corp.	3.000	10-15-30		15,295,000	12,722,145
Centene Corp.	3.375	02-15-30		15,395,000	13,174,989
Centene Corp.	4.625	12-15-29		2,625,000	2,413,688
HCA, Inc.	3.500	09-01-30		30,421,000	26,570,481
HCA, Inc.	4.125	06-15-29		13,845,000	12,788,720
HCA, Inc.	5.500	06-01-33		6,565,000	6,449,465
Rede D’or Finance Sarl (A)	4.500	01-22-30		4,134,000	3,552,609
Rede D’or Finance Sarl (A)	4.950	01-17-28		4,356,000	4,006,232
Life sciences tools and services 0.4%
Thermo Fisher Scientific, Inc.	0.500	03-01-28	EUR	6,585,000	6,218,629
Thermo Fisher Scientific, Inc.	0.750	09-12-24	EUR	2,288,000	2,400,233
Thermo Fisher Scientific, Inc.	1.400	01-23-26	EUR	3,297,000	3,381,231
Pharmaceuticals 0.3%
Allergan Funding SCS	1.250	06-01-24	EUR	6,760,000	7,114,570
Allergan Funding SCS	2.625	11-15-28	EUR	3,795,000	3,760,754
Industrials 4.3%					144,315,768
Aerospace and defense 1.1%
Airbus SE	1.625	06-09-30	EUR	2,740,000	2,608,000
DAE Funding LLC (A)	3.375	03-20-28		6,635,000	5,901,355
20	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Aerospace and defense (continued)
The Boeing Company	5.150	05-01-30		22,885,000	$22,515,052
The Boeing Company	5.805	05-01-50		5,860,000	5,701,111
Building products 0.1%
Johnson Controls International PLC	0.375	09-15-27	EUR	2,590,000	2,442,936
Construction and engineering 0.3%
AECOM	5.125	03-15-27		12,077,000	11,587,107
Ground transportation 0.4%
Indian Railway Finance Corp., Ltd. (A)	3.249	02-13-30		7,580,000	6,549,294
Uber Technologies, Inc. (A)	8.000	11-01-26		5,305,000	5,401,535
Passenger airlines 1.7%
American Airlines, Inc. (A)	5.500	04-20-26		7,819,167	7,672,820
American Airlines, Inc. (A)	5.750	04-20-29		7,395,000	7,072,436
Delta Air Lines 2020-1 Class A Pass Through Trust	2.500	06-10-28		4,402,697	3,859,785
Delta Air Lines, Inc.	2.900	10-28-24		4,575,000	4,430,771
Delta Air Lines, Inc. (A)	4.750	10-20-28		29,063,000	27,907,943
Delta Air Lines, Inc.	7.375	01-15-26		1,655,000	1,702,743
Singapore Airlines, Ltd.	3.375	01-19-29		4,250,000	3,919,860
Trading companies and distributors 0.7%
United Rentals North America, Inc.	3.875	02-15-31		10,170,000	8,699,050
United Rentals North America, Inc.	4.000	07-15-30		6,515,000	5,709,215
United Rentals North America, Inc.	4.875	01-15-28		4,190,000	3,986,580
United Rentals North America, Inc. (A)	6.000	12-15-29		6,690,000	6,648,175
Information technology 0.4%					12,596,596
IT services 0.1%
Gartner, Inc. (A)	3.750	10-01-30		5,220,000	4,507,762
Technology hardware, storage and peripherals 0.3%
CDW LLC	4.250	04-01-28		1,655,000	1,529,733
Dell International LLC	8.350	07-15-46		5,348,000	6,559,101
Materials 4.0%					135,388,640
Chemicals 0.5%
Braskem Netherlands Finance BV (A)	4.500	01-31-30		3,409,000	2,846,487
Braskem Netherlands Finance BV (A)	5.875	01-31-50		6,055,000	4,657,290
Ecolab, Inc.	1.000	01-15-24	EUR	4,270,000	4,572,883
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	21

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Chemicals (continued)
FS Luxembourg Sarl (A)	10.000	12-15-25		3,410,000	$3,503,559
Construction materials 0.3%
Cemex SAB de CV (A)	3.875	07-11-31		12,495,000	10,691,619
Containers and packaging 1.3%
Ardagh Metal Packaging Finance USA LLC (A)	3.250	09-01-28		8,925,000	7,589,960
Ball Corp.	2.875	08-15-30		19,830,000	16,221,188
Ball Corp.	6.875	03-15-28		11,095,000	11,261,307
Berry Global, Inc. (A)	5.625	07-15-27		5,135,000	5,033,577
Sealed Air Corp. (A)	5.000	04-15-29		4,410,000	4,092,039
Metals and mining 1.9%
Cleveland-Cliffs, Inc. (A)	4.625	03-01-29		14,925,000	13,232,702
Cleveland-Cliffs, Inc. (A)(C)	4.875	03-01-31		8,180,000	7,137,118
CSN Islands XI Corp. (A)	6.750	01-28-28		8,315,000	7,829,718
Freeport-McMoRan, Inc.	4.125	03-01-28		1,430,000	1,326,385
Freeport-McMoRan, Inc.	4.625	08-01-30		4,485,000	4,147,917
Freeport-McMoRan, Inc.	5.400	11-14-34		4,545,000	4,307,003
Freeport-McMoRan, Inc.	5.450	03-15-43		17,505,000	15,711,509
Indonesia Asahan Aluminium Persero PT (A)	4.750	05-15-25		11,455,000	11,226,379
Real estate 2.4%					81,218,764
Hotel and resort REITs 0.2%
Host Hotels & Resorts LP	3.375	12-15-29		7,065,000	6,008,996
Host Hotels & Resorts LP	3.500	09-15-30		2,575,000	2,196,748
Office REITs 0.0%
Boston Properties LP	2.750	10-01-26		1,266,000	1,141,561
Specialized REITs 2.2%
American Tower Corp.	0.500	01-15-28	EUR	2,845,000	2,623,489
American Tower Corp.	1.950	05-22-26	EUR	3,650,000	3,724,398
American Tower Trust I (A)	5.490	03-15-28		7,025,000	7,002,301
Crown Castle, Inc.	2.250	01-15-31		2,550,000	2,047,330
SBA Communications Corp.	3.125	02-01-29		9,770,000	8,364,969
SBA Communications Corp.	3.875	02-15-27		20,055,000	18,542,263
SBA Tower Trust (A)	6.599	01-15-28		9,420,000	9,565,741
VICI Properties LP (A)	4.125	08-15-30		9,945,000	8,707,699
VICI Properties LP (A)	4.625	12-01-29		4,345,000	3,925,056
VICI Properties LP	5.125	05-15-32		7,950,000	7,368,213
Utilities 3.1%					103,390,809
Electric utilities 2.0%
Brazos Securitization LLC (A)	5.014	09-01-31		7,140,000	6,962,440
Brazos Securitization LLC (A)	5.413	09-01-52		7,835,000	7,755,997
22	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Utilities (continued)
Electric utilities (continued)
EDP Finance BV	0.375	09-16-26	EUR	1,315,000	$1,290,652
Emera, Inc. (6.750% to 6-15-26, then 3 month LIBOR + 5.440%)	6.750	06-15-76		11,555,000	11,092,800
FirstEnergy Corp.	4.150	07-15-27		9,045,000	8,531,760
FirstEnergy Corp.	7.375	11-15-31		13,018,000	14,481,887
Israel Electric Corp., Ltd. (A)	3.750	02-22-32		5,380,000	4,552,556
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (A)	4.125	05-15-27		11,660,000	11,052,290
United Electric Securitization LLC (A)	5.109	06-01-31		1,655,000	1,627,554
Independent power and renewable electricity producers 0.9%
DPL, Inc.	4.125	07-01-25		11,025,000	10,488,027
Greenko Dutch BV (A)(C)	3.850	03-29-26		5,710,500	5,147,787
Greenko Solar Mauritius, Ltd. (A)	5.550	01-29-25		5,260,000	5,062,750
Greenko Wind Projects Mauritius, Ltd. (A)	5.500	04-06-25		7,965,000	7,644,679
The AES Corp. (A)	3.950	07-15-30		1,650,000	1,466,606
Multi-utilities 0.2%
E.ON SE	0.375	09-29-27	EUR	3,200,000	3,067,090

Engie SA	0.375	06-21-27	EUR	3,300,000	3,165,934
Convertible bonds 3.1%					$104,833,093
(Cost $109,375,402)
Communication services 0.7%					23,473,426
Media 0.7%
Liberty Broadband Corp. (A)	3.125	03-31-53		17,840,000	18,687,400
Liberty Media Corp. (A)	0.500	12-01-50		4,460,000	4,786,026
Consumer discretionary 0.7%					24,968,343
Hotels, restaurants and leisure 0.5%
Carnival Corp. (A)	5.750	12-01-27		7,920,000	11,653,641
Marriott Vacations Worldwide Corp. (A)	3.250	12-15-27		7,460,000	6,699,080
Specialty retail 0.2%
Burlington Stores, Inc. (C)	2.250	04-15-25		6,365,000	6,615,622
Industrials 1.1%					37,247,948
Ground transportation 0.2%
Uber Technologies, Inc. (E)	2.883	12-15-25		8,320,000	7,787,891
Passenger airlines 0.9%
Air Canada	4.000	07-01-25		5,160,000	6,522,507
American Airlines Group, Inc.	6.500	07-01-25		11,425,000	13,024,500
Southwest Airlines Company	1.250	05-01-25		9,450,000	9,913,050
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	23

	Rate (%)	Maturity date	Par value^	Value
Utilities 0.6%				$19,143,376
Multi-utilities 0.3%
CenterPoint Energy, Inc. (A)	4.250	08-15-26	10,110,000	9,998,790
Water utilities 0.3%

American Water Capital Corp. (A)	3.625	06-15-26	9,185,000	9,144,586
Municipal bonds 2.2%				$74,658,474
(Cost $76,645,141)
Board of Regents of the University of Texas System	2.439	08-15-49	11,605,000	7,479,076
City of Norfolk (Virginia)	1.804	10-01-31	4,035,000	3,256,827
City of San Antonio (Texas)	5.718	02-01-41	2,360,000	2,462,898
Commonwealth of Massachusetts	2.900	09-01-49	5,840,000	4,029,908
Louisiana Local Government Environmental Facilities & Community Development Authority	5.198	12-01-39	6,875,000	6,863,686
Massachusetts Educational Financing Authority	5.950	07-01-44	8,015,000	7,676,089
Massachusetts School Building Authority	2.950	05-15-43	2,900,000	2,114,520
Massachusetts Water Resources Authority	3.124	08-01-39	7,145,000	5,670,681
South Carolina Public Service Authority	5.740	01-01-30	2,420,000	2,460,171
State Board of Administration Finance Corp. (Florida)	2.154	07-01-30	1,648,000	1,357,130
State of Texas	5.235	10-01-43	8,440,000	8,457,435
University of Nebraska Facilities Corp.	3.037	10-01-49	3,025,000	2,188,407
University of Virginia	2.256	09-01-50	17,760,000	10,894,108
University of Washington	2.618	04-01-42	7,375,000	5,112,877

Utah Transit Authority	3.443	12-15-42	6,035,000	4,634,661
Term loans (F) 0.8%				$25,255,951
(Cost $25,295,710)
Industrials 0.8%				25,255,951
Passenger airlines 0.8%
AAdvantage Loyalty IP, Ltd., 2021 Term Loan (3 month SOFR + 4.750%)	10.338	04-20-28	6,013,500	6,239,968
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month LIBOR + 5.250%)	10.764	06-21-27	7,068,000	7,362,736

United Airlines, Inc., 2021 Term Loan B (3 month LIBOR + 3.750%)	9.292	04-21-28	11,638,699	11,653,247
24	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Collateralized mortgage obligations 6.1%				$204,296,414
(Cost $205,226,342)
Commercial and residential 3.6%				120,925,461
Arroyo Mortgage Trust
Series 2019-1, Class A1 (A)(G)	3.805	01-25-49	3,068,323	2,855,815
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class B (1 month CME Term SOFR + 2.319%) (A)(B)	7.630	05-15-39	3,145,000	3,100,643
BX Commercial Mortgage Trust
Series 2019-XL, Class A (1 month CME Term SOFR + 1.034%) (A)(B)	6.345	10-15-36	8,484,476	8,463,006
Series 2021-CIP, Class A (1 month CME Term SOFR + 1.035%) (A)(B)	6.345	12-15-38	4,955,000	4,852,425
Series 2021-VOLT, Class A (1 month CME Term SOFR + 0.814%) (A)(B)	6.125	09-15-36	5,650,000	5,497,543
BX Trust
Series 2022-CLS, Class A (A)	5.760	10-13-27	5,980,000	5,499,019
Series 2022-GPA, Class A (1 month CME Term SOFR + 2.165%) (A)(B)	7.475	08-15-39	8,080,000	8,079,990
Series 2022-GPA, Class B (1 month CME Term SOFR + 2.664%) (A)(B)	7.974	08-15-41	4,845,000	4,841,956
Series 2022-GPA, Class D (1 month CME Term SOFR + 4.061%) (A)(B)	9.371	08-15-43	3,335,000	3,320,362
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class A (1 month CME Term SOFR + 1.184%) (A)(B)	6.495	12-15-37	3,840,900	3,821,470
Citigroup Commercial Mortgage Trust
Series 2023-SMRT, Class A (A)(G)	6.015	06-10-28	4,380,000	4,345,861
COLT Mortgage Loan Trust
Series 2022-5, Class A1 (A)(G)	4.550	04-25-67	3,521,464	3,401,363
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A (1 month CME Term SOFR + 1.027%) (A)(B)	6.338	05-15-36	6,808,062	6,800,263
Series 2019-NQM1, Class A1 (2.656% to 11-1-23, then 3.656% thereafter) (A)	2.656	10-25-59	804,914	768,845
GCAT Trust
Series 2022-NQM4, Class A1 (5.269% to 8-1-26, then 6.269% thereafter) (A)	5.269	08-25-67	3,850,952	3,768,418
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	3,179,141	33,173
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	25

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2007-4, Class ES IO	0.350	07-19-47	3,283,494	$43,078
Series 2007-6, Class ES IO (A)	0.343	08-19-37	3,374,880	41,894
InTown Mortgage Trust
Series 2022-STAY, Class B (1 month CME Term SOFR + 3.286%) (A)(B)	8.596	08-15-39	6,535,000	6,530,893
Life Mortgage Trust
Series 2022-BMR2, Class A1 (1 month CME Term SOFR + 1.295%) (A)(B)	6.606	05-15-39	10,024,000	9,848,455
Series 2022-BMR2, Class B (1 month CME Term SOFR + 1.794%) (A)(B)	7.104	05-15-39	11,605,000	11,354,030
Series 2022-BMR2, Class D (1 month CME Term SOFR + 2.542%) (A)(B)	7.852	05-15-39	8,305,000	7,922,315
Morgan Stanley Mortgage Loan Trust
Series 2004-9, Class 1A (G)	5.311	11-25-34	759,460	753,763
SCOTT Trust
Series 2023-SFS, Class AS (A)	6.204	03-15-40	2,925,000	2,840,110
Verus Securitization Trust
Series 2022-4, Class A2 (A)(G)	4.740	04-25-67	4,760,559	4,454,112
Series 2022-8, Class A3 (6.127% to 10-1-26, then 7.127% thereafter) (A)	6.127	09-25-67	2,848,071	2,803,743
Series 2022-INV1, Class A1 (5.041% to 8-1-26, then 6.041% thereafter) (A)	5.041	08-25-67	5,001,182	4,882,916
U.S. Government Agency 2.5%				83,370,953
Federal Home Loan Mortgage Corp.
Series 2022-DNA3, Class M1A (1 month SOFR + 2.000%) (A)(B)	7.288	04-25-42	5,014,687	5,050,668
Series 2022-DNA4, Class M1A (1 month SOFR + 2.200%) (A)(B)	7.488	05-25-42	6,453,953	6,526,560
Series 2022-DNA4, Class M1B (1 month SOFR + 3.350%) (A)(B)	8.638	05-25-42	7,760,000	7,992,800
Series 2022-DNA6, Class M1A (1 month SOFR + 2.150%) (A)(B)	7.438	09-25-42	6,860,188	6,920,656
Series 2022-DNA7, Class M1A (1 month SOFR + 2.500%) (A)(B)	7.788	03-25-52	5,264,772	5,330,582
Series 2022-HQA1, Class M1B (1 month SOFR + 3.500%) (A)(B)	8.788	03-25-42	3,825,000	3,939,750
Series 2022-HQA3, Class M1B (1 month SOFR + 3.550%) (A)(B)	8.838	08-25-42	5,665,000	5,792,146
26	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Federal National Mortgage Association
Series 2020-SBT1, Class 1B1 (1 month SOFR + 6.864%) (A)(B)	12.152	02-25-40	3,381,000	$3,416,446
Series 2021-R02, Class 2B2 (1 month SOFR + 6.200%) (A)(B)	11.488	11-25-41	2,610,000	2,617,080
Series 2022-R01, Class 1M1 (1 month SOFR + 1.000%) (A)(B)	6.288	12-25-41	1,637,776	1,627,032
Series 2022-R03, Class 1M1 (1 month SOFR + 2.100%) (A)(B)	7.388	03-25-42	902,651	911,547
Series 2022-R04, Class 1M1 (1 month SOFR + 2.000%) (A)(B)	7.288	03-25-42	1,849,501	1,863,063
Series 2022-R05, Class 2M2 (1 month SOFR + 3.000%) (A)(B)	8.288	04-25-42	11,386,000	11,457,163
Series 2022-R06, Class 1M1 (1 month SOFR + 2.750%) (A)(B)	8.038	05-25-42	3,453,323	3,532,166
Series 2022-R09, Class 2M1 (1 month SOFR + 2.500%) (A)(B)	7.796	09-25-42	5,836,581	5,924,726
Series 2023-R01, Class 1M1 (1 month SOFR + 2.400%) (A)(B)	7.696	12-25-42	3,270,752	3,319,738
Series 2023-R03, Class 2M2 (1 month SOFR + 3.900%) (A)(B)	9.188	04-25-43	2,960,000	3,071,000

Series 2023-R06, Class 1M2 (1 month SOFR + 2.700%) (A)(B)	7.988	07-25-43	4,055,000	4,077,830
Asset backed securities 1.7%				$55,981,104
(Cost $57,960,096)
Asset backed securities 1.7%				55,981,104
DataBank Issuer
Series 2023-1A, Class A2 (A)	5.116	02-25-53	5,065,000	4,650,685
DB Master Finance LLC
Series 2019-1A, Class A2II (A)	4.021	05-20-49	4,564,800	4,284,941
Domino’s Pizza Master Issuer LLC
Series 2015-1A, Class A2II (A)	4.474	10-25-45	5,660,275	5,421,994
FirstKey Homes Trust
Series 2020-SFR2, Class A (A)	1.266	10-19-37	3,626,496	3,295,141
Home Partners of America Trust
Series 2019-1, Class B (A)	3.157	09-17-39	3,973,126	3,572,874
MVW Owner Trust
Series 2018-1A, Class A (A)	3.450	01-21-36	1,353,979	1,321,342
OCCU Auto Receivables Trust
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	27

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2022-1A, Class A3 (A)	5.500	10-15-27	6,050,000	$6,009,284
Taco Bell Funding LLC
Series 2016-1A, Class A23 (A)	4.970	05-25-46	12,023,438	11,592,540
Texas Natural Gas Securitization Finance Corp.
Series 2023-1, Class A2	5.169	04-01-41	8,745,000	8,713,787
T-Mobile US Trust
Series 2022-1A, Class A (A)	4.910	05-22-28	7,190,000	7,118,516

	Shares	Value
Preferred securities 1.0%		$34,524,065
(Cost $41,070,721)
Financials 0.2%		5,692,430
Banks 0.2%
Wells Fargo & Company, 5.850% (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)	228,245	5,692,430
Utilities 0.8%		28,831,635
Electric utilities 0.5%
NextEra Energy, Inc., 6.926% (C)	448,850	18,986,355
Independent power and renewable electricity producers 0.3%
The AES Corp., 6.875%	137,600	9,845,280

	Yield (%)	Shares	Value
Short-term investments 1.5%			$51,027,776
(Cost $51,031,927)
Short-term funds 1.5%			51,027,776
John Hancock Collateral Trust (H)	5.4789(I)	5,104,513	51,027,776

Total investments (Cost $3,648,527,541) 99.8%	$3,337,401,623
Other assets and liabilities, net 0.2%	5,306,509
Total net assets 100.0%	$3,342,708,132

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
28	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,029,320,378 or 30.8% of the fund’s net assets as of 8-31-23.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	All or a portion of this security is on loan as of 8-31-23.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(F)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $34,620,092.
(I)	The rate shown is the annualized seven-day yield as of 8-31-23.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	29

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	912	Short	Dec 2023	$(100,254,444)	$(101,260,329)	$(1,005,885)
U.S. Treasury Long Bond Futures	189	Short	Dec 2023	(22,670,869)	(22,998,938)	(328,069)
						$(1,333,954)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	5,670,000	NZD	6,238,531	ANZ	9/20/2023	—	$(44,251)
AUD	52,536,291	USD	34,955,613	ANZ	9/20/2023	—	(895,938)
AUD	1,090,820	USD	727,971	BMO	9/20/2023	—	(20,784)
AUD	17,677,349	USD	11,435,675	CITI	9/20/2023	$24,684	—
AUD	17,569,264	USD	11,952,107	GSI	9/20/2023	—	(561,820)
AUD	52,560,933	USD	34,628,331	JPM	9/20/2023	—	(552,680)
AUD	115,513,007	USD	77,326,790	MSCS	9/20/2023	—	(2,438,834)
AUD	2,815,000	USD	1,815,617	SCB	9/20/2023	9,369	—
AUD	17,503,083	USD	11,679,877	UBS	9/20/2023	—	(332,496)
BRL	4,995,362	USD	1,030,992	CITI	9/20/2023	—	(24,496)
BRL	38,098,149	USD	7,768,793	GSI	9/20/2023	—	(92,549)
CAD	4,140,772	EUR	2,825,000	SSB	9/20/2023	—	(124)
CAD	4,806,432	GBP	2,815,000	CITI	9/20/2023	—	(8,170)
CAD	2,418,532	GBP	1,407,500	HUS	9/20/2023	7,254	—
CAD	23,214,380	USD	17,467,802	BARC	9/20/2023	—	(282,553)
CAD	35,572,042	USD	26,284,714	CIBC	9/20/2023	48,723	—
CAD	5,729,838	USD	4,334,383	CITI	9/20/2023	—	(92,672)
CAD	11,955,334	USD	8,777,244	GSI	9/20/2023	73,107	—
CAD	20,807,091	USD	15,674,326	HUS	9/20/2023	—	(271,157)
CAD	16,821,561	USD	12,631,171	JPM	9/20/2023	—	(178,428)
CAD	26,278,296	USD	19,826,757	MSCS	9/20/2023	—	(373,340)
CAD	60,854,174	USD	45,758,602	RBC	9/20/2023	—	(709,192)
CAD	11,933,734	USD	8,777,244	SSB	9/20/2023	57,116	—
CAD	11,939,158	USD	8,777,244	UBS	9/20/2023	61,132	—
EUR	2,835,000	CAD	4,123,371	HUS	9/20/2023	23,857	—
EUR	28,145,000	GBP	24,104,462	SCB	9/20/2023	3,086	—
EUR	14,075,625	JPY	2,135,751,306	BARC	9/20/2023	559,577	—
EUR	70,371,875	JPY	10,858,187,458	CITI	9/20/2023	1,554,918	—
EUR	53,520,669	NOK	613,090,975	BARC	9/20/2023	381,233	—
EUR	17,112,161	NOK	191,474,129	CIBC	9/20/2023	550,017	—
EUR	9,603,767	NOK	110,868,453	CITI	9/20/2023	—	(12,071)
EUR	67,414,041	NOK	778,132,154	GSI	9/20/2023	—	(74,046)
30	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	8,545,293	NOK	95,352,609	HUS	9/20/2023	$299,482	—
EUR	76,283,057	NOK	875,642,135	JPM	9/20/2023	373,696	—
EUR	22,684,127	NOK	260,937,423	MSCS	9/20/2023	59,403	—
EUR	28,083,743	NOK	314,704,332	UBS	9/20/2023	858,885	—
EUR	20,237,029	USD	22,379,179	BARC	9/20/2023	—	$(419,503)
EUR	90,686,018	USD	99,222,814	CITI	9/20/2023	—	(817,281)
EUR	19,966,514	USD	21,667,210	JPM	9/20/2023	—	(1,075)
EUR	100,764,948	USD	110,492,765	MSCS	9/20/2023	—	(1,150,348)
EUR	56,735,000	USD	62,529,488	SCB	9/20/2023	—	(965,004)
EUR	5,936,057	USD	6,531,930	SSB	9/20/2023	—	(90,574)
EUR	1,850,231	USD	2,012,301	TD	9/20/2023	—	(4,572)
EUR	2,786,268	USD	3,055,570	UBS	9/20/2023	—	(32,124)
GBP	4,222,500	CAD	7,282,038	SSB	9/20/2023	—	(41,336)
GBP	24,230,450	EUR	28,145,000	CITI	9/20/2023	156,528	—
GBP	5,670,000	JPY	991,930,779	MSCS	9/20/2023	349,383	—
GBP	794,017	USD	1,002,885	HUS	9/20/2023	3,048	—
GBP	792,059	USD	1,006,069	SSB	9/20/2023	—	(2,617)
JPY	2,166,759,712	EUR	14,072,500	ANZ	9/20/2023	—	(342,555)
JPY	4,329,094,321	EUR	28,143,750	JPM	9/20/2023	—	(714,239)
JPY	4,370,456,922	EUR	28,145,000	MSCS	9/20/2023	—	(430,629)
JPY	4,283,899,789	EUR	28,145,000	SCB	9/20/2023	—	(1,026,963)
JPY	4,303,201,630	EUR	28,145,000	SSB	9/20/2023	—	(893,983)
JPY	986,576,995	GBP	5,670,000	MSCS	9/20/2023	—	(386,267)
JPY	3,938,256,485	USD	28,353,750	BARC	9/20/2023	—	(1,221,213)
JPY	7,845,044,559	USD	56,707,500	CITI	9/20/2023	—	(2,659,225)
JPY	7,890,056,748	USD	56,700,000	HUS	9/20/2023	—	(2,341,616)
JPY	6,410,295,993	USD	45,975,862	JPM	9/20/2023	—	(1,812,259)
MXN	156,691,455	USD	8,994,514	BARC	9/20/2023	171,398	—
MXN	8,708,216	USD	517,579	JPM	9/20/2023	—	(8,178)
MXN	97,477,587	USD	5,650,000	SSB	9/20/2023	52,103	—
MXN	5,800,000	USD	337,608	TD	9/20/2023	1,672	—
NOK	165,764,032	EUR	14,190,000	BARC	9/20/2023	201,425	—
NOK	96,423,657	EUR	8,566,868	CIBC	9/20/2023	—	(222,102)
NOK	99,279,709	EUR	8,543,806	CITI	9/20/2023	71,694	—
NOK	795,466,513	EUR	68,655,767	GSI	9/20/2023	357,880	—
NOK	165,886,470	EUR	14,135,625	HUS	9/20/2023	271,950	—
NOK	1,327,540,084	EUR	115,112,165	JPM	9/20/2023	18,061	—
NOK	331,739,286	EUR	29,130,238	MSCS	9/20/2023	—	(391,376)
NOK	100,096,656	EUR	8,591,331	RBC	9/20/2023	97,002	—
NOK	96,683,961	EUR	8,566,868	SSB	9/20/2023	—	(197,606)
NOK	369,259,137	EUR	32,138,586	UBS	9/20/2023	—	(124,976)
NOK	29,588,943	USD	2,810,000	JPM	9/20/2023	—	(25,514)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	31

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
NOK	28,338,149	USD	2,815,000	SSB	9/20/2023	—	$(148,221)
NZD	6,136,160	AUD	5,670,000	ANZ	9/20/2023	—	(16,794)
NZD	17,494,170	USD	10,830,884	BARC	9/20/2023	—	(398,773)
NZD	17,634,849	USD	10,970,375	CIBC	9/20/2023	—	(454,375)
NZD	104,184,925	USD	64,286,135	CITI	9/20/2023	—	(2,158,657)
NZD	70,597,171	USD	43,225,496	MSCS	9/20/2023	—	(1,127,042)
NZD	35,266,715	USD	21,292,081	SSB	9/20/2023	—	(261,859)
NZD	1,144,823	USD	707,592	TD	9/20/2023	—	(24,912)
SGD	24,812,793	USD	18,432,139	ANZ	9/20/2023	—	(60,585)
SGD	50,408,314	USD	37,440,956	BARC	9/20/2023	—	(118,310)
SGD	219,597,419	USD	163,141,127	CIBC	9/20/2023	—	(549,760)
SGD	24,669,145	USD	18,568,054	CITI	9/20/2023	—	(302,857)
SGD	24,636,094	USD	18,568,054	HUS	9/20/2023	—	(327,329)
SGD	25,358,913	USD	18,696,438	JPM	9/20/2023	$79,468	—
SGD	173,836,213	USD	130,009,396	MSCS	9/20/2023	—	(1,299,929)
SGD	1,172,556	USD	867,225	SCB	9/20/2023	943	—
SGD	49,943,376	USD	37,144,615	SSB	9/20/2023	—	(166,214)
USD	1,794,084	AUD	2,815,000	ANZ	9/20/2023	—	(30,902)
USD	12,052,018	AUD	17,490,318	BARC	9/20/2023	712,913	—
USD	51,473,729	AUD	78,601,267	CITI	9/20/2023	515,931	—
USD	11,770,912	AUD	17,530,273	GSI	9/20/2023	405,903	—
USD	3,848,442	AUD	5,646,575	HUS	9/20/2023	187,724	—
USD	47,521,513	AUD	70,058,175	JPM	9/20/2023	2,102,268	—
USD	28,634,576	AUD	41,997,410	MSCS	9/20/2023	1,407,338	—
USD	72,403,805	AUD	107,673,694	SSB	9/20/2023	2,598,133	—
USD	11,902,507	AUD	17,521,363	UBS	9/20/2023	543,275	—
USD	16,153,280	BRL	79,856,968	CITI	9/20/2023	63,218	—
USD	4,343,918	CAD	5,721,809	BARC	9/20/2023	108,151	—
USD	81,747,802	CAD	108,847,541	CITI	9/20/2023	1,169,638	—
USD	34,845,344	CAD	45,876,308	HUS	9/20/2023	883,817	—
USD	7,819,053	CAD	10,286,463	JPM	9/20/2023	204,142	—
USD	24,591,294	CAD	33,339,174	MSCS	9/20/2023	—	(89,185)
USD	17,469,671	CAD	23,088,703	RBC	9/20/2023	377,459	—
USD	3,475,135	CAD	4,570,017	UBS	9/20/2023	92,021	—
USD	142,714,983	EUR	131,146,329	BARC	9/20/2023	405,015	—
USD	22,285,669	EUR	20,155,896	CITI	9/20/2023	414,032	—
USD	22,085,463	EUR	20,055,177	GSI	9/20/2023	323,118	—
USD	18,571,822	EUR	17,035,151	JPM	9/20/2023	86,579	—
USD	53,181,717	EUR	48,396,373	MSCS	9/20/2023	665,674	—
USD	61,601,720	EUR	56,720,000	RBC	9/20/2023	53,513	—
USD	20,627,808	EUR	18,927,946	SSB	9/20/2023	88,648	—
USD	120,456,767	EUR	110,969,436	UBS	9/20/2023	41,221	—
32	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	37,020,302	GBP	29,288,461	JPM	9/20/2023	—	$(84,975)
USD	84,494,648	JPY	11,773,700,594	CITI	9/20/2023	$3,379,979	—
USD	28,350,000	JPY	4,044,376,980	GSI	9/20/2023	486,348	—
USD	28,353,750	JPY	3,893,344,428	HUS	9/20/2023	1,530,633	—
USD	39,667,346	JPY	5,603,427,088	JPM	9/20/2023	1,062,649	—
USD	28,350,000	JPY	4,052,504,925	SSB	9/20/2023	430,350	—
USD	23,637,220	JPY	3,374,279,310	UBS	9/20/2023	390,192	—
USD	47,505,083	MXN	828,603,215	GSI	9/20/2023	—	(965,357)
USD	29,308,754	NOK	310,586,092	CITI	9/20/2023	80,857	—
USD	2,815,000	NOK	28,089,184	JPM	9/20/2023	171,650	—
USD	30,039,600	NZD	49,130,671	ANZ	9/20/2023	742,035	—
USD	21,635,940	NZD	35,315,835	BARC	9/20/2023	576,428	—
USD	23,566,406	NZD	38,617,878	CITI	9/20/2023	537,822	—
USD	10,883,411	NZD	17,649,251	HUS	9/20/2023	358,822	—
USD	30,249,603	NZD	49,166,664	JPM	9/20/2023	930,575	—
USD	69,202,474	NZD	110,933,826	MSCS	9/20/2023	3,050,497	—
USD	19,065,538	NZD	31,501,663	SSB	9/20/2023	280,490	—
USD	55,729,322	SGD	73,705,816	BARC	9/20/2023	1,157,054	—
USD	129,985,363	SGD	173,931,812	CIBC	9/20/2023	1,205,112	—
USD	55,211,775	SGD	73,886,956	CITI	9/20/2023	505,390	—
USD	74,174,976	SGD	99,816,252	GSI	9/20/2023	270,370	—
USD	55,859,097	SGD	74,622,016	HUS	9/20/2023	608,468	—
USD	70,066,846	SGD	93,400,570	JPM	9/20/2023	912,453	—
USD	85,308,264	SGD	114,407,227	MSCS	9/20/2023	600,404	—
USD	18,528,173	SGD	24,721,215	UBS	9/20/2023	224,424	—
						$39,720,827	$(31,874,772)

Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar

Derivatives Abbreviations
ANZ	Australia and New Zealand Banking Group Limited
BARC	Barclays Bank PLC
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	33

BMO	Bank of Montreal
CIBC	Canadian Imperial Bank of Commerce
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
RBC	Royal Bank of Canada
SCB	Standard Chartered Bank
SSB	State Street Bank and Trust Company
TD	The Toronto-Dominion Bank
UBS	UBS AG
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $3,681,327,533. Net unrealized depreciation aggregated to $337,413,809, of which $23,930,612 related to gross unrealized appreciation and $361,344,421 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
34	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $3,597,495,614) including $33,931,499 of securities loaned	$3,286,373,847
Affiliated investments, at value (Cost $51,031,927)	51,027,776
Total investments, at value (Cost $3,648,527,541)	3,337,401,623
Unrealized appreciation on forward foreign currency contracts	39,720,827
Cash	392,871
Foreign currency, at value (Cost $166,657)	172,998
Collateral held at broker for futures contracts	2,713,000
Collateral segregated at custodian for OTC derivative contracts	6,080,000
Dividends and interest receivable	30,960,087
Receivable for fund shares sold	3,041,035
Receivable for investments sold	7,397,433
Receivable for securities lending income	6,048
Other assets	169,196
Total assets	3,428,055,118
Liabilities
Unrealized depreciation on forward foreign currency contracts	31,874,772
Payable for futures variation margin	253,252
Distributions payable	134,306
Payable for investments purchased	4,162,038
Payable for delayed delivery securities purchased	7,353,801
Payable for fund shares repurchased	6,208,864
Payable upon return of securities loaned	34,697,940
Payable to affiliates
Accounting and legal services fees	172,904
Transfer agent fees	175,344
Distribution and service fees	714
Trustees’ fees	232
Other liabilities and accrued expenses	312,819
Total liabilities	85,346,986
Net assets	$3,342,708,132
Net assets consist of
Paid-in capital	$3,977,951,504
Total distributable earnings (loss)	(635,243,372)
Net assets	$3,342,708,132

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	35

STATEMENT OF ASSETS AND LIABILITIES 8-31-23  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($297,920,781 ÷ 30,665,903 shares)[1]	$9.72
Class C ($27,886,382 ÷ 2,870,029 shares)[1]	$9.72
Class I ($1,409,849,945 ÷ 145,112,452 shares)	$9.72
Class R2 ($3,408,466 ÷ 350,542 shares)	$9.72
Class R6 ($159,230,684 ÷ 16,376,965 shares)	$9.72
Class NAV ($1,444,411,874 ÷ 148,732,560 shares)	$9.71
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.13

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
36	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Interest	$146,792,279
Dividends	5,581,008
Dividends from affiliated investments	1,657,763
Securities lending	746,288
Less foreign taxes withheld	(1,038,182)
Total investment income	153,739,156
Expenses
Investment management fees	23,268,484
Distribution and service fees	1,284,930
Accounting and legal services fees	740,569
Transfer agent fees	2,177,155
Trustees’ fees	91,059
Custodian fees	671,526
State registration fees	110,571
Printing and postage	139,999
Professional fees	268,801
Other	166,058
Total expenses	28,919,152
Less expense reductions	(1,703,895)
Net expenses	27,215,257
Net investment income	126,523,899
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(234,051,833)
Affiliated investments	(69,644)
Futures contracts	21,353,925
Forward foreign currency contracts	11,221,177
Written options	564,234
(200,982,141)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	199,314,288
Affiliated investments	91,779
Futures contracts	(2,434,814)
Forward foreign currency contracts	(37,095,713)
Written options	895,090
160,770,630
Net realized and unrealized loss	(40,211,511)
Increase in net assets from operations	$86,312,388
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	37

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$126,523,899	$121,302,916
Net realized gain (loss)	(200,982,141)	8,620,931
Change in net unrealized appreciation (depreciation)	160,770,630	(617,482,465)
Increase (decrease) in net assets resulting from operations	86,312,388	(487,558,618)
Distributions to shareholders
From earnings
Class A	(10,855,752)	(11,520,057)
Class C	(982,805)	(1,448,519)
Class I	(59,391,886)	(64,579,947)
Class R2	(152,434)	(166,849)
Class R6	(6,382,436)	(7,091,941)
Class NAV	(60,636,027)	(69,165,745)
Total distributions	(138,401,340)	(153,973,058)
From fund share transactions	(535,470,429)	(301,851,930)
Total decrease	(587,559,381)	(943,383,606)
Net assets
Beginning of year	3,930,267,513	4,873,651,119
End of year	$3,342,708,132	$3,930,267,513
38	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$9.84	$11.37	$10.99	$10.67	$10.36
Net investment income[1]	0.31	0.26	0.24	0.25	0.32
Net realized and unrealized gain (loss) on investments	(0.09)	(1.45)	0.40	0.28	0.30
Total from investment operations	0.22	(1.19)	0.64	0.53	0.62
Less distributions
From net investment income	(0.34)	(0.34)	(0.26)	(0.21)	(0.31)
Net asset value, end of period	$9.72	$9.84	$11.37	$10.99	$10.67
Total return (%)[2,3]	2.33	(10.66)	5.88	5.01	6.10
Ratios and supplemental data
Net assets, end of period (in millions)	$298	$326	$396	$332	$331
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13	1.11	1.10	1.12	1.11
Expenses including reductions	1.08	1.06	1.07	1.09	1.08
Net investment income	3.22	2.43	2.16	2.40	3.09
Portfolio turnover (%)	47	36	71	73	84

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	39

CLASS C SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$9.85	$11.37	$10.99	$10.67	$10.36
Net investment income[1]	0.24	0.18	0.16	0.18	0.25
Net realized and unrealized gain (loss) on investments	(0.09)	(1.44)	0.40	0.27	0.29
Total from investment operations	0.15	(1.26)	0.56	0.45	0.54
Less distributions
From net investment income	(0.28)	(0.26)	(0.18)	(0.13)	(0.23)
Net asset value, end of period	$9.72	$9.85	$11.37	$10.99	$10.67
Total return (%)[2,3]	1.52	(11.19)	5.04	4.38	5.36
Ratios and supplemental data
Net assets, end of period (in millions)	$28	$43	$78	$147	$202
Ratios (as a percentage of average net assets):
Expenses before reductions	1.83	1.81	1.80	1.82	1.81
Expenses including reductions	1.78	1.76	1.77	1.79	1.78
Net investment income	2.50	1.69	1.42	1.71	2.40
Portfolio turnover (%)	47	36	71	73	84

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
40	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$9.84	$11.37	$10.99	$10.67	$10.36
Net investment income[1]	0.34	0.29	0.28	0.29	0.35
Net realized and unrealized gain (loss) on investments	(0.09)	(1.45)	0.40	0.27	0.30
Total from investment operations	0.25	(1.16)	0.68	0.56	0.65
Less distributions
From net investment income	(0.37)	(0.37)	(0.30)	(0.24)	(0.34)
Net asset value, end of period	$9.72	$9.84	$11.37	$10.99	$10.67
Total return (%)[2]	2.54	(10.30)	6.10	5.42	6.41
Ratios and supplemental data
Net assets, end of period (in millions)	$1,410	$1,746	$2,009	$1,961	$2,315
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.81	0.80	0.82	0.82
Expenses including reductions	0.78	0.76	0.77	0.79	0.79
Net investment income	3.51	2.73	2.45	2.70	3.38
Portfolio turnover (%)	47	36	71	73	84

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	41

CLASS R2 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$9.85	$11.38	$11.00	$10.68	$10.37
Net investment income[1]	0.30	0.25	0.23	0.25	0.31
Net realized and unrealized gain (loss) on investments	(0.10)	(1.45)	0.40	0.27	0.30
Total from investment operations	0.20	(1.20)	0.63	0.52	0.61
Less distributions
From net investment income	(0.33)	(0.33)	(0.25)	(0.20)	(0.30)
Net asset value, end of period	$9.72	$9.85	$11.38	$11.00	$10.68
Total return (%)[2]	2.14	(10.71)	5.79	4.92	6.01
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$5	$6	$6	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.18	1.19	1.19	1.19
Expenses including reductions	1.17	1.13	1.16	1.17	1.17
Net investment income	3.12	2.36	2.07	2.34	3.01
Portfolio turnover (%)	47	36	71	73	84

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
42	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$9.85	$11.38	$11.00	$10.67	$10.37
Net investment income[1]	0.35	0.30	0.29	0.30	0.37
Net realized and unrealized gain (loss) on investments	(0.10)	(1.45)	0.40	0.28	0.28
Total from investment operations	0.25	(1.15)	0.69	0.58	0.65
Less distributions
From net investment income	(0.38)	(0.38)	(0.31)	(0.25)	(0.35)
Net asset value, end of period	$9.72	$9.85	$11.38	$11.00	$10.67
Total return (%)[2]	2.65	(10.28)	6.30	5.54	6.42
Ratios and supplemental data
Net assets, end of period (in millions)	$159	$173	$226	$232	$543
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	0.70	0.70	0.70	0.70
Expenses including reductions	0.67	0.65	0.67	0.68	0.68
Net investment income	3.63	2.83	2.55	2.82	3.55
Portfolio turnover (%)	47	36	71	73	84

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	43

CLASS NAV SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$9.84	$11.37	$10.99	$10.66	$10.36
Net investment income[1]	0.35	0.30	0.29	0.30	0.36
Net realized and unrealized gain (loss) on investments	(0.10)	(1.45)	0.40	0.28	0.29
Total from investment operations	0.25	(1.15)	0.69	0.58	0.65
Less distributions
From net investment income	(0.38)	(0.38)	(0.31)	(0.25)	(0.35)
Net asset value, end of period	$9.71	$9.84	$11.37	$10.99	$10.66
Total return (%)[2]	2.65	(10.28)	6.31	5.56	6.54
Ratios and supplemental data
Net assets, end of period (in millions)	$1,444	$1,638	$2,159	$1,982	$2,067
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71	0.69	0.69	0.69	0.69
Expenses including reductions	0.66	0.65	0.66	0.66	0.66
Net investment income	3.64	2.84	2.57	2.83	3.45
Portfolio turnover (%)	47	36	71	73	84

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
44	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Strategic Income Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return consisting of current income and capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	45

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2023, by major security category or type:
	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$448,015,320	—	$448,015,320	—
Foreign government obligations	784,391,761	—	784,391,761	—
Corporate bonds	1,554,417,665	—	1,554,417,665	—
Convertible bonds	104,833,093	—	104,833,093	—
Municipal bonds	74,658,474	—	74,658,474	—
Term loans	25,255,951	—	25,255,951	—
Collateralized mortgage obligations	204,296,414	—	204,296,414	—
Asset backed securities	55,981,104	—	55,981,104	—
Preferred securities	34,524,065	$34,524,065	—	—
Short-term investments	51,027,776	51,027,776	—	—
Total investments in securities	$3,337,401,623	$85,551,841	$3,251,849,782	—
Derivatives:
Assets
Forward foreign currency contracts	$39,720,827	—	$39,720,827	—
Liabilities
Futures	(1,333,954)	$(1,333,954)	—	—
Forward foreign currency contracts	(31,874,772)	—	(31,874,772)	—
46	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	47

after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2023, the fund loaned securities valued at $33,931,499 and received $34,697,940 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
48	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2023 were $14,213.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2023, the fund has a short-term capital loss carryforward of $118,440,395 and a long-term capital loss carryforward of $155,224,497 available to offset future net realized capital gains. These carryforwards do not expire.
Qualified late year ordinary losses of $23,965,457 are treated as occurring on September 1, 2023, the first day of the fund’s next taxable year.
As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
	August 31, 2023	August 31, 2022
Ordinary income	$138,401,340	$153,973,058
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Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals, amortization and accretion on debt securities, derivative transactions and foreign currency transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial
50	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2023, the fund used futures contracts to manage duration of the fund and to gain exposure to foreign currencies. The fund held futures contracts with USD notional values ranging up to $135.8 million as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended August 31, 2023, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $2.3 billion to $4.5 billion as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying asset at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying asset at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums on purchased options, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
Purchased options are included in the Fund’s investments and are subsequently “marked-to-market” to reflect current market value. If a purchased option expires, the fund realizes a loss equal to the premium paid for the option. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying asset transaction to determine the realized gain (loss). Written
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	51

options are included as liabilities in the Statement of assets and liabilities and are “marked-to-market” to reflect the current market value. If the written option expires, the fund realizes a gain equal to the premium received. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying asset transaction to determine the realized gain (loss).
During the year ended August 31, 2023, the fund used purchased options contracts to manage against changes in foreign currency exchange rates. The fund held purchased options contracts with market values ranging up to $431,000 as measured at each quarter end. There were no open purchased options contracts as of August 31, 2023.
During the year ended August 31, 2023, the fund wrote option contracts to manage against changes in foreign currency exchange rates. The fund held written option contracts with market values ranging up to $2.2 million as measured at each quarter end. There were no open written option contracts as of August 31, 2023.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2023 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	—	$(1,333,954)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$39,720,827	(31,874,772)
			$39,720,827	$(33,208,726)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
The tables below reflect the fund’s exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$39,720,827	$(31,874,772)
Totals	$39,720,827	$(31,874,772)

Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Fund[1]	Net Exposure
Australia and New Zealand Banking Group Limited	$742,035	$(1,391,025)	$(648,990)	—	$648,990	—
Bank of Montreal	—	(20,784)	(20,784)	—	—	$(20,784)
Barclays Bank PLC	4,273,194	(2,440,352)	1,832,842	$1,107,491	—	725,351
52	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Fund[1]	Net Exposure
Canadian Imperial Bank of Commerce	1,803,852	(1,226,237)	$577,615	$577,615	—	—
Citibank, N.A.	8,474,691	(6,075,429)	2,399,262	2,399,262	—	—
Goldman Sachs International	1,916,726	(1,693,772)	222,954	—	—	$222,954
HSBC Bank USA, N.A.	4,175,055	(2,940,102)	1,234,953	1,234,953	—	—
JPMorgan Chase Bank, N.A.	5,941,541	(3,377,348)	2,564,193	1,883,386	—	680,807
Morgan Stanley & Co. International PLC	6,132,699	(7,686,950)	(1,554,251)	—	1,554,251	—
Royal Bank of Canada	527,974	(709,192)	(181,218)	—	181,218	—
Standard Chartered Bank	13,398	(1,991,967)	(1,978,569)	—	1,760,000	(218,569)
State Street Bank and Trust Company	3,506,840	(1,802,534)	1,704,306	1,411,000	—	293,306
The Toronto-Dominion Bank	1,672	(29,484)	(27,812)	—	—	(27,812)
UBS AG	2,211,150	(489,596)	1,721,554	980,251	—	741,303
Totals	$39,720,827	$(31,874,772)	$7,846,055	$9,593,958	$4,144,459	$2,396,556
[1] Reflects cash and/or non-cash collateral posted by the counterparty or posted by the fund, excluding any excess collateral amounts.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Interest rate	—	$21,353,925	—	—	$21,353,925
Currency	$1,707,207	—	$11,221,177	$564,234	13,492,618
Total	$1,707,207	$21,353,925	$11,221,177	$564,234	$34,846,543

[1]	Realized gain (loss) associated with purchased options is included in this caption on the Statement of operations.
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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Interest rate	—	$(2,434,814)	—	—	$(2,434,814)
Currency	$1,265,121	—	$(37,095,713)	$895,090	(34,935,502)
Total	$1,265,121	$(2,434,814)	$(37,095,713)	$895,090	$(37,370,316)

[1]	Change in unrealized appreciation (depreciation) associated with purchased options is included in this caption on the Statement of operations.
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.700% of the first $500 million of the fund’s aggregate daily net assets; (b) 0.650% of the next $3 billion of the fund’s aggregate daily net assets; (c) 0.600% of the next $4 billion of the fund’s aggregate daily net assets; (d) 0.590% of the next $4.5 billion of the fund’s aggregate daily net assets; and (e) 0.575% of the fund’s aggregate daily net assets in excess of $12 billion. Aggregate net assets include the net assets of 1) the fund, 2) Strategic Income Opportunities Trust, a series of John Hancock Variable Insurance Trust and 3) Strategic Income Opportunities Fund, a sub-fund of Manulife Investment Management I PLC. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor contractually agrees to reduce its management fee (after giving effect to asset breakpoints) by an annual rate of 0.04% of the fund’s average daily net assets. This agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each
54	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

fund. During the year ended August 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$146,146
Class C	16,304
Class I	733,310
Class R2	2,090
Class	Expense reduction
Class R6	$77,097
Class NAV	728,948
Total	$1,703,895

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.60% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $116,327 for the year ended August 31, 2023. Of this amount, $17,544 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $98,783 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, CDSCs received by the Distributor amounted to $1,531 and $1,335 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	55

recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$920,412	$353,204
Class C	342,672	39,353
Class I	—	1,771,952
Class R2	21,846	340
Class R6	—	12,306
Total	$1,284,930	$2,177,155
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,371,866	$42,522,430	5,455,974	$58,249,102
Distributions reinvested	1,083,347	10,505,749	1,056,296	11,140,808
Repurchased	(7,909,974)	(76,764,914)	(8,190,724)	(86,578,150)
Net decrease	(2,454,761)	$(23,736,735)	(1,678,454)	$(17,188,240)
Class C shares
Sold	365,783	$3,556,267	209,073	$2,243,713
Distributions reinvested	99,280	961,670	131,541	1,394,405
Repurchased	(1,918,605)	(18,636,147)	(2,855,634)	(30,346,366)
Net decrease	(1,453,542)	$(14,118,210)	(2,515,020)	$(26,708,248)
Class I shares
Sold	36,864,395	$358,764,772	61,066,568	$642,932,832
Distributions reinvested	5,962,906	57,804,902	5,927,420	62,449,060
Repurchased	(75,052,558)	(728,231,856)	(66,348,708)	(700,227,515)
Net increase (decrease)	(32,225,257)	$(311,662,182)	645,280	$5,154,377
56	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	53,803	$523,266	98,009	$1,056,712
Distributions reinvested	15,069	146,216	15,496	163,356
Repurchased	(216,751)	(2,122,295)	(99,333)	(1,035,004)
Net increase (decrease)	(147,879)	$(1,452,813)	14,172	$185,064
Class R6 shares
Sold	3,505,678	$34,190,358	4,743,666	$50,603,752
Distributions reinvested	653,584	6,344,542	668,556	7,064,924
Repurchased	(5,337,601)	(51,858,649)	(7,716,693)	(82,389,216)
Net decrease	(1,178,339)	$(11,323,749)	(2,304,471)	$(24,720,540)
Class NAV shares
Sold	8,487,263	$82,709,353	4,356,965	$46,472,779
Distributions reinvested	6,248,171	60,592,946	6,552,363	69,165,745
Repurchased	(32,462,865)	(316,479,039)	(34,425,871)	(354,212,867)
Net decrease	(17,727,431)	$(173,176,740)	(23,516,543)	$(238,574,343)
Total net decrease	(55,187,209)	$(535,470,429)	(29,355,036)	$(301,851,930)
Affiliates of the fund owned 6% and 88% of shares of Class R6 and Class NAV, respectively, on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $1,397,988,563 and $1,937,406,063, respectively, for the year ended August 31, 2023. Purchases and sales of U.S. Treasury obligations aggregated $265,027,736 and $166,662,816, respectively, for the year ended August 31, 2023.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2023, funds within the John Hancock group of funds complex held 37.9% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	14.9%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	7.1%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	5.2%
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	57

Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	5,104,513	$135,402,725	$1,189,956,000	$(1,274,353,084)	$(69,644)	$91,779	$2,404,051	—	$51,027,776

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and ceased publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023 on a representative basis. The 1-, 3- and 6-month USD LIBOR maturities will continue to be published based on a synthetic methodology through September 30, 2024 and are permitted to be used in all legacy contracts except cleared derivatives. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the
58	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Strategic Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Strategic Income Opportunities Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 10, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Strategic Income Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
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Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
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(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed the benchmark index for the one-, three-. five- and ten-year periods ended December 31, 2022. The Board also noted that the fund outperformed the peer group median for the one- and three-year periods, and underperformed the peer group median for the five- and ten-year periods ended December 31, 2022. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three-, five- and ten-year periods and to the peer group median for the one- and three-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor.  The Board considered the fund’s ranking with a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds.  In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.  The Board noted that net management fees and total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses, including actions management took during the prior year to reduce the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor.  The Board also noted that the Advisor pays the subadvisory fee.  In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below.  The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets
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increase.  The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any.  The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds.  The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
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(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data;
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
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Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes.  The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Strategic Income Opportunities Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
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•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	71

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
72	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	73

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Christopher M. Chapman, CFA
Thomas C. Goggins
Bradley L. Lutz, CFA
Kisoo Park
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
74	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Strategic Income Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099624	356A 8/23
10/2023

ITEM 2. CODE OF ETHICS.

As of the end of the fiscal year August 31, 2023 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is "independent" pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit fees:

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended August 31, 2023 and 2022. These fees were billed to the registrant and were approved by the registrant's audit committee:

2023: $347,705

2022: $334,037

(b) Audit-related services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews, security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940, and reviews related to supplemental regulatory filings. Amounts billed to the registrant for the fiscal years ended August 31, 2023 and 2022 were as follows:

2023: $3,676

2022: $5,386

Amounts billed to control affiliates were $127,376 and $129,201 for the fiscal years ended August 31, 2023 and 2022, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended August 31, 2023 and 2022. The nature of the services comprising the tax fees was the review of the registrant's tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

2023: $8,403

2022: $5,610

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended August 31, 2023 and 2022:

2023: $0

2022: $2,282

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre- approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended August 31, 2023, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,427,320 for the fiscal year ended August 31, 2023 and $796,738 for the fiscal year ended August 31, 2022.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i)Not applicable.

(j)Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson William H. Cunningham

Hassell H. McClellan - Member of the Audit Committee as of September 26, 2023. Patricia Lizarraga - effective September 20, 2022 to September 21, 2023

ITEM 6. SCHEDULE OF INVESTM-ENTS.

(a)This schedule is included as part of the Report to shareholders filed under Item 1 of this form, except for John Hancock Emerging Markets Fund which follows:

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary of fund's investments, of John Hancock Emerging Markets Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (included in Item 1 of this Form N-CSR) and the fund's investments (included in Item 6 of this Form N-CSR) as of August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210

T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Boston, Massachusetts

October 10, 2023

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

2 of 2

Annual report
John Hancock
Emerging Markets Fund
International equity
August 31, 2023

Fund’s investments
AS OF 8-31-23
	Shares	Value
Common stocks 98.9%		$174,665,120
(Cost $162,078,100)
Australia 0.0%		58,402
MMG, Ltd. (A)	176,000	58,402
Belgium 0.0%		47,059
Titan Cement International SA	2,364	47,059
Brazil 3.9%		6,928,743
3R Petroleum Oleo e Gas SA (A)	3,689	24,524
AES Brasil Energia SA (A)	8,379	18,680
Aliansce Sonae Shopping Centers SA	15,598	71,721
Alupar Investimento SA	4,232	24,177
Ambev SA, ADR	26,233	72,665
Anima Holding SA (A)	17,000	12,496
Arezzo Industria e Comercio SA	991	14,142
Atacadao SA	13,100	27,141
Auren Energia SA	12,504	34,365
B3 SA - Brasil Bolsa Balcao	49,134	128,291
Banco ABC Brasil SA (A)	280	1,035
Banco Bradesco SA	11,559	30,905
Banco BTG Pactual SA	12,080	79,207
Banco do Brasil SA	20,913	198,908
Banco Santander Brasil SA	6,740	36,898
BB Seguridade Participacoes SA	10,747	65,931
Bemobi Mobile Tech SA	7,500	17,765
Blau Farmaceutica SA	4,200	14,987
BrasilAgro - Company Brasileira de Propriedades Agricolas	2,247	10,795
Braskem SA, ADR (A)	2,571	22,728
BRF SA (A)	39,019	71,229
Caixa Seguridade Participacoes SA	6,600	14,394
Camil Alimentos SA	11,340	19,465
CCR SA	24,691	62,126
Centrais Eletricas Brasileiras SA	13,587	96,743
Cia Brasileira de Aluminio	5,000	4,321
Cia Brasileira de Distribuicao (A)	8,517	8,496
Cia de Saneamento Basico do Estado de Sao Paulo	6,099	71,335
Cia de Saneamento de Minas Gerais-COPASA	5,405	19,559
Cia de Saneamento do Parana	35,000	30,179
Cia de Saneamento do Parana, Unit	8,545	39,084
Cia Energetica de Minas Gerais	7,172	28,517
Cia Paranaense de Energia	16,718	27,345
Cia Paranaense de Energia, Unit	1,000	8,603
Cia Siderurgica Nacional SA	33,115	80,981
1	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Brazil (continued)
Cielo SA	51,115	$38,398
Cogna Educacao SA (A)	79,561	46,914
Construtora Tenda SA (A)	3,166	8,183
Cosan SA	12,066	42,689
CPFL Energia SA	3,200	22,068
Cruzeiro do Sul Educacional SA	11,500	9,637
Cury Construtora e Incorporadora SA	6,327	20,839
Cyrela Brazil Realty SA Empreendimentos e Participacoes	16,330	73,999
Desktop - Sigmanet Comunicacao Multimidia SA (B)	4,482	13,305
Dexco SA	17,106	27,496
Diagnosticos da America SA	7,468	16,619
Dimed SA Distribuidora da Medicamentos	6,500	16,066
Direcional Engenharia SA	2,623	10,726
EcoRodovias Infraestrutura e Logistica SA	9,993	15,236
Embraer SA (A)	34,400	135,390
Empreendimentos Pague Menos S/A	13,200	10,289
Enauta Participacoes SA	7,100	22,496
Energisa SA	4,868	45,318
Eneva SA (A)	18,759	45,154
Engie Brasil Energia SA	3,893	33,112
Equatorial Energia SA	20,349	130,098
Eternit SA	10,700	19,122
Even Construtora e Incorporadora SA	7,057	9,163
Ez Tec Empreendimentos e Participacoes SA	2,411	10,731
Fleury SA	12,822	38,217
Fras-Le SA	7,900	21,919
Gerdau SA, ADR	16,476	85,840
GPS Participacoes e Empreendimentos SA (B)	9,900	36,925
Grendene SA	9,503	13,068
Grupo de Moda Soma SA	21,021	31,794
Grupo Mateus SA (A)	21,096	28,670
Grupo SBF SA	2,300	3,321
Guararapes Confeccoes SA	5,552	7,007
Hapvida Participacoes e Investimentos SA (A)(B)	107,962	92,874
Hidrovias do Brasil SA (A)	27,800	22,119
Hypera SA	7,232	56,941
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	3,300	14,587
International Meal Company Alimentacao SA (A)	20,154	8,709
Iochpe Maxion SA	8,200	23,000
Irani Papel e Embalagem SA	8,200	18,182
IRB Brasil Resseguros SA (A)	1,332	11,555
Itau Unibanco Holding SA	6,151	28,954
Jalles Machado SA	7,000	11,888
JBS SA	26,836	99,713
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	2

	Shares	Value
Brazil (continued)
JHSF Participacoes SA	17,839	$17,291
Kepler Weber SA	15,000	33,986
Klabin SA	39,653	182,248
Localiza Rent a Car SA	5,810	74,208
Locaweb Servicos de Internet SA (B)	16,000	22,843
LOG Commercial Properties e Participacoes SA	4,489	17,042
Log-in Logistica Intermodal SA (A)	1,100	8,885
Lojas Quero Quero SA (A)	7,821	7,612
Lojas Renner SA	9,349	30,263
M Dias Branco SA	3,800	28,546
Magazine Luiza SA (A)	23,965	13,357
Mahle-Metal Leve SA	2,100	20,326
Mills Estruturas e Servicos de Engenharia SA	5,000	12,772
Minerva SA	11,500	19,507
Movida Participacoes SA	7,600	19,046
MRV Engenharia e Participacoes SA	15,337	35,183
Multilaser Industrial SA (A)	18,229	11,411
Natura & Company Holding SA (A)	15,812	48,470
Neoenergia SA	2,893	10,656
Odontoprev SA	8,919	18,623
Omega Energia SA (A)	7,070	14,291
Petroleo Brasileiro SA	120,644	841,479
Petroreconcavo SA	6,838	31,980
Porto Seguro SA	8,268	43,577
Portobello SA	64	85
Positivo Tecnologia SA	11,300	18,346
PRIO SA (A)	13,600	127,485
Qualicorp Consultoria e Corretora de Seguros SA	8,857	6,206
Raia Drogasil SA	24,770	137,454
Rede D’Or Sao Luiz SA (B)	5,178	29,968
Romi SA	5,370	13,859
Rumo SA	6,200	27,982
Santos Brasil Participacoes SA	13,200	23,004
Sao Martinho SA	9,585	69,932
Sendas Distribuidora SA	30,085	70,534
SIMPAR SA	15,079	29,689
SLC Agricola SA	5,749	46,693
Suzano SA	23,226	235,212
Tegma Gestao Logistica SA	2,700	13,903
Telefonica Brasil SA	5,999	50,092
TIM SA	27,242	79,272
TOTVS SA	12,293	68,862
Transmissora Alianca de Energia Eletrica SA	10,811	74,663
Tres Tentos Agroindustrial SA	2,700	7,252
3	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Brazil (continued)
Tupy SA	4,722	$24,744
Ultrapar Participacoes SA	25,610	93,916
Unipar Carbocloro SA	2,060	30,080
Usinas Siderurgicas de Minas Gerais SA	5,100	7,168
Vale SA	59,953	787,904
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	6,100	20,953
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	14,564	34,439
Veste S.A. Estilo	2,700	7,857
Via SA (A)	98,100	25,159
Vibra Energia SA	13,268	49,460
Vivara Participacoes SA	1,900	10,428
Vulcabras Azaleia SA	5,665	22,605
WEG SA	12,438	90,119
Wilson Sons Holdings Brasil SA	8,300	21,035
YDUQS Participacoes SA	7,930	32,620
Zamp SA (A)	7,220	8,092
Canada 0.0%		43,528
China Gold International Resources Corp., Ltd.	10,400	43,528
Chile 0.7%		1,192,727
Aguas Andinas SA, Class A	72,703	24,814
Banco de Chile	146,860	16,020
Banco de Chile, ADR	1,901	41,480
Banco de Credito e Inversiones SA	1,033	29,718
Banco Santander Chile	837,154	40,063
Besalco SA	30,504	16,959
CAP SA	3,915	27,552
Cementos BIO BIO SA	2,795	2,295
Cencosud SA	29,478	63,101
Cencosud Shopping SA	10,584	17,752
Cia Cervecerias Unidas SA	3,168	23,414
Cia Sud Americana de Vapores SA	256,959	17,149
Colbun SA	184,862	29,003
Cristalerias de Chile SA	40,829	143,669
Empresa Nacional de Telecomunicaciones SA	7,933	29,728
Empresas CMPC SA	32,817	59,586
Empresas COPEC SA	3,075	22,210
Enel Americas SA (A)	244,746	29,086
Enel Chile SA	585,867	39,479
Engie Energia Chile SA (A)	23,657	23,308
Falabella SA	16,002	39,417
Forus SA	5,056	9,489
Grupo Security SA	132,812	33,985
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	4

	Shares	Value
Chile (continued)
Inversiones Aguas Metropolitanas SA	29,967	$24,323
Inversiones La Construccion SA	2,123	13,417
Molibdenos y Metales SA	7,542	32,280
Multiexport Foods SA	12,750	3,141
Parque Arauco SA	17,834	26,461
PAZ Corp. SA	60,171	39,241
Plaza SA	6,102	9,397
Ripley Corp. SA	79,393	17,460
Salfacorp SA	24,881	12,692
Sigdo Koppers SA	52,647	78,733
SMU SA	163,243	30,348
Sociedad Matriz SAAM SA	301,497	35,364
Sociedad Quimica y Minera de Chile SA, ADR	293	18,339
Socovesa SA	306,550	38,031
SONDA SA	29,383	14,816
Vina Concha y Toro SA	15,327	19,407
China 22.3%		39,408,439
360 Security Technology, Inc., Class A (A)	6,800	10,411
361 Degrees International, Ltd.	46,000	24,205
37 Interactive Entertainment Network Technology Group Company, Ltd., Class A	6,900	23,347
3SBio, Inc. (A)(B)	87,500	73,174
AAC Technologies Holdings, Inc.	44,500	86,199
Accelink Technologies Company, Ltd., Class A	7,200	27,654
Addsino Company, Ltd., Class A	15,500	18,129
Advanced Technology & Materials Company, Ltd., Class A	18,200	23,492
AECC Aviation Power Company, Ltd., Class A	2,400	12,911
Agile Group Holdings, Ltd. (A)	59,250	6,714
Agricultural Bank of China, Ltd., H Shares	599,000	205,310
Aier Eye Hospital Group Company, Ltd., Class A	8,781	21,724
Air China, Ltd., H Shares (A)	32,000	23,687
AK Medical Holdings, Ltd. (B)	14,000	11,250
Alibaba Group Holding, Ltd. (A)	228,300	2,649,683
A-Living Smart City Services Company, Ltd. (A)(B)	43,750	27,920
Aluminum Corp. of China, Ltd., H Shares	162,000	78,155
Amlogic Shanghai Company, Ltd., Class A (A)	1,382	16,607
Angang Steel Company, Ltd., H Shares	70,200	17,975
Angel Yeast Company, Ltd., Class A	2,600	11,832
Anhui Anke Biotechnology Group Company, Ltd., Class A	11,600	15,141
Anhui Conch Cement Company, Ltd., H Shares	20,500	57,081
Anhui Expressway Company, Ltd., H Shares	20,000	19,596
Anhui Gujing Distillery Company, Ltd., Class A	600	23,690
Anhui Honglu Steel Construction Group Company, Ltd., Class A	2,860	10,512
Anhui Huilong Agricultural Means of Production Company, Ltd., Class A	13,300	13,471
5	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Anhui Jiangnan Chemical Industry Company, Ltd., Class A	25,600	$17,720
Anhui Jinhe Industrial Company, Ltd., Class A	1,700	5,108
Anhui Kouzi Distillery Company, Ltd., Class A	2,200	17,203
Anhui Truchum Advanced Materials & Technology Company, Ltd., Class A	15,600	15,003
Anhui Yingjia Distillery Company, Ltd., Class A	2,700	28,395
Anhui Zhongding Sealing Parts Company, Ltd., Class A	8,600	14,242
Anji Microelectronics Technology Shanghai Company, Ltd., Class A	1,072	23,009
Anjoy Foods Group Company, Ltd., Class A	800	14,351
ANTA Sports Products, Ltd.	24,600	277,321
Anton Oilfield Services Group (A)	144,000	8,074
Aoshikang Technology Company, Ltd., Class A (A)	4,000	16,999
Aowei Holdings, Ltd. (A)	9,116,000	709,035
Apeloa Pharmaceutical Company, Ltd., Class A	1,900	4,579
Asia - Potash International Investment Guangzhou Company, Ltd., Class A (A)	5,100	19,568
Asia Cement China Holdings Corp.	36,500	14,256
AsiaInfo Technologies, Ltd. (B)	14,800	18,047
Asymchem Laboratories Tianjin Company, Ltd., Class A	560	10,209
Autobio Diagnostics Company, Ltd., Class A	1,400	8,823
Avary Holding Shenzhen Company, Ltd., Class A	4,100	12,009
AviChina Industry & Technology Company, Ltd., H Shares	115,000	51,536
Bafang Electric Suzhou Company, Ltd., Class A	1,260	9,906
BAIC Motor Corp., Ltd., H Shares (B)	150,000	41,474
Baidu, Inc., ADR (A)	162	23,138
Baidu, Inc., Class A (A)	9,750	174,128
BAIOO Family Interactive, Ltd. (B)	78,000	3,082
Bank of Beijing Company, Ltd., Class A	30,400	18,636
Bank of Changsha Company, Ltd., Class A	24,353	27,178
Bank of Chengdu Company, Ltd., Class A	11,400	21,426
Bank of China, Ltd., H Shares	1,491,075	505,351
Bank of Chongqing Company, Ltd., H Shares	37,000	18,951
Bank of Communications Company, Ltd., H Shares	173,858	99,508
Bank of Guiyang Company, Ltd., Class A	27,600	20,308
Bank of Hangzhou Company, Ltd., Class A	9,300	14,302
Bank of Jiangsu Company, Ltd., Class A	42,500	41,595
Bank of Nanjing Company, Ltd., Class A	20,700	22,491
Bank of Ningbo Company, Ltd., Class A	7,860	28,207
Bank of Shanghai Company, Ltd., Class A	34,100	27,830
Bank of Suzhou Company, Ltd., Class A	19,570	18,099
Bank of Zhengzhou Company, Ltd., H Shares (A)(B)	79,860	9,668
Baoshan Iron & Steel Company, Ltd., Class A	25,100	20,863
Baozun, Inc., ADR (A)	1,783	6,972
BBMG Corp., H Shares	115,500	12,058
Beijing Bei Mo Gao Ke Friction Material Company, Ltd., Class A (A)	2,210	11,598
Beijing Capital Eco-Environment Protection Group Company, Ltd., Class A	35,500	13,978
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	6

	Shares	Value
China (continued)
Beijing Capital International Airport Company, Ltd., H Shares (A)	82,415	$43,155
Beijing Chunlizhengda Medical Instruments Company, Ltd., H Shares	2,500	4,240
Beijing Compass Technology Development Company, Ltd., Class A (A)	2,600	22,447
Beijing Dabeinong Technology Group Company, Ltd., Class A	17,700	15,752
Beijing GeoEnviron Engineering & Technology, Inc., Class A	12,000	15,320
Beijing Jetsen Technology Company, Ltd., Class A (A)	30,600	22,708
Beijing Jingneng Clean Energy Company, Ltd., H Shares	50,000	10,639
Beijing Jingyuntong Technology Company, Ltd., Class A (A)	21,500	13,946
Beijing New Building Materials PLC, Class A	4,400	18,051
Beijing North Star Company, Ltd., H Shares (A)	40,000	4,081
Beijing Originwater Technology Company, Ltd., Class A	4,045	2,952
Beijing Roborock Technology Company, Ltd., Class A	457	18,421
Beijing Shougang Company, Ltd., Class A	36,100	18,370
Beijing Sinnet Technology Company, Ltd., Class A (A)	18,200	24,992
Beijing Strong Biotechnologies, Inc., Class A	5,200	13,413
Beijing Thunisoft Corp., Ltd., Class A (A)	14,500	17,731
Beijing Tongrentang Company, Ltd., Class A	2,800	21,598
Beijing United Information Technology Company, Ltd., Class A	2,465	12,211
Beijing Wantai Biological Pharmacy Enterprise Company, Ltd., Class A	1,624	11,148
Beijing Yanjing Brewery Company, Ltd., Class A	15,200	21,623
Beijing Yuanliu Hongyuan Electronic Technology Company, Ltd., Class A	500	4,182
Beijing Zhong Ke San Huan High-Tech Company, Ltd., Class A	11,210	16,727
Beijing-Shanghai High Speed Railway Company, Ltd., Class A	31,200	21,851
Bengang Steel Plates Company, Ltd., Class A (A)	42,600	21,682
Bethel Automotive Safety Systems Company, Ltd., Class A	1,200	12,382
BGI Genomics Company, Ltd., Class A	700	5,153
Biem.L.Fdlkk Garment Company, Ltd., Class A	5,662	26,811
Bilibili, Inc., Class Z (A)	1,380	20,852
Billion Industrial Holdings, Ltd. (A)	12,000	6,192
Binjiang Service Group Company, Ltd.	4,000	8,929
Bloomage Biotechnology Corp., Ltd., Class A	1,200	15,262
Blue Moon Group Holdings, Ltd. (B)	46,000	21,537
Blue Sail Medical Company, Ltd., Class A	10,200	9,247
Bluefocus Intelligent Communications Group Company, Ltd., Class A (A)	15,300	18,645
BOC International China Company, Ltd., Class A	9,600	15,674
BOE Technology Group Company, Ltd., Class A	72,500	39,858
Bohai Leasing Company, Ltd., Class A (A)	68,300	24,342
Bright Dairy & Food Company, Ltd., Class A	13,000	18,624
BYD Company, Ltd., H Shares	12,500	392,633
BYD Electronic International Company, Ltd.	12,983	60,131
By-health Company, Ltd., Class A	6,000	15,902
C&S Paper Company, Ltd., Class A	7,300	10,322
Caitong Securities Company, Ltd., Class A	19,100	20,989
Camel Group Company, Ltd., Class A	17,300	19,584
7	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Cangzhou Mingzhu Plastic Company, Ltd., Class A	23,300	$13,383
Canmax Technologies Company, Ltd., Class A	2,600	9,627
CanSino Biologics, Inc., H Shares (A)(B)	1,800	5,263
CECEP Solar Energy Company, Ltd., Class A	15,000	12,396
CECEP Wind-Power Corp., Class A	32,760	15,093
Central China Management Company, Ltd.	54,538	2,436
Central China New Life, Ltd. (A)	14,000	3,714
Central China Real Estate, Ltd. (A)	56,629	779
Central China Securities Company, Ltd., H Shares	53,000	8,364
CGN Power Company, Ltd., H Shares (B)	163,000	40,730
Changchun High & New Technology Industry Group, Inc., Class A	1,000	18,892
Changzhou Xingyu Automotive Lighting Systems Company, Ltd., Class A	900	18,247
Chaowei Power Holdings, Ltd.	37,000	6,648
Chaozhou Three-Circle Group Company, Ltd., Class A	1,700	7,482
Chengdu CORPRO Technology Company, Ltd., Class A (A)	6,300	18,232
Chengdu Hongqi Chain Company, Ltd., Class A	30,500	21,709
Chengdu Kanghong Pharmaceutical Group Company, Ltd., Class A	7,000	14,633
Chengdu Kanghua Biological Products Company, Ltd., Class A	750	6,252
Chengdu Wintrue Holding Company, Ltd., Class A	8,400	9,769
Chengtun Mining Group Company, Ltd., Class A (A)	13,900	8,761
Chenguang Biotech Group Company, Ltd., Class A	3,900	8,448
Chengxin Lithium Group Company, Ltd., Class A	2,600	8,150
China Animal Healthcare, Ltd. (A)(C)	182,000	232
China Automotive Engineering Research Institute Company, Ltd., Class A	8,500	24,519
China Baoan Group Company, Ltd., Class A	12,500	18,268
China BlueChemical, Ltd., H Shares	101,000	25,099
China Bohai Bank Company, Ltd., H Shares (A)(B)	119,000	18,339
China Cinda Asset Management Company, Ltd., H Shares	356,000	34,911
China CITIC Bank Corp., Ltd., H Shares	213,962	95,228
China Coal Energy Company, Ltd., H Shares	97,000	66,171
China Communications Services Corp., Ltd., H Shares	109,200	49,163
China Conch Environment Protection Holdings, Ltd. (A)	140,000	35,367
China Conch Venture Holdings, Ltd.	54,000	53,057
China Construction Bank Corp., H Shares	1,815,000	971,117
China CSSC Holdings, Ltd., Class A	5,400	21,027
China Datang Corp. Renewable Power Company, Ltd., H Shares	108,000	26,859
China Development Bank Financial Leasing Company, Ltd., H Shares (B)	72,000	11,022
China Dili Group (A)(C)	120,400	7,093
China Dongxiang Group Company, Ltd.	152,000	5,224
China East Education Holdings, Ltd. (B)	35,000	15,004
China Eastern Airlines Corp., Ltd., H Shares (A)	36,000	12,702
China Electronics Optics Valley Union Holding Company, Ltd.	184,000	6,331
China Energy Engineering Corp., Ltd., H Shares	172,000	19,929
China Everbright Bank Company, Ltd., H Shares	96,000	27,650
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	8

	Shares	Value
China (continued)
China Feihe, Ltd. (B)	181,000	$108,821
China Galaxy Securities Company, Ltd., H Shares	104,500	56,217
China Greatwall Technology Group Company, Ltd., Class A	9,800	14,628
China Green Electricity Investment of Tianjin Company, Ltd., Class A	13,100	20,457
China Hanking Holdings, Ltd.	54,000	4,741
China Harmony Auto Holding, Ltd. (A)	30,500	3,188
China Hongqiao Group, Ltd.	88,500	88,095
China Huarong Asset Management Company, Ltd., H Shares (A)(B)	493,000	22,614
China Huiyuan Juice Group, Ltd. (A)(C)	141,000	9,080
China International Capital Corp., Ltd., H Shares (B)	28,000	53,778
China International Marine Containers Group Company, Ltd., H Shares	34,830	19,312
China Isotope & Radiation Corp.	3,200	5,176
China Jushi Company, Ltd., Class A	12,900	24,708
China Kepei Education Group, Ltd.	28,000	7,563
China Kings Resources Group Company, Ltd., Class A	6,496	22,942
China Lesso Group Holdings, Ltd.	62,000	34,098
China Life Insurance Company, Ltd., H Shares	31,000	46,985
China Lilang, Ltd.	25,000	12,307
China Literature, Ltd. (A)(B)	13,600	54,617
China Longyuan Power Group Corp., Ltd., H Shares	45,000	35,622
China Maple Leaf Educational Systems, Ltd. (A)(C)	56,000	2,285
China Meidong Auto Holdings, Ltd.	12,000	9,038
China Mengniu Dairy Company, Ltd. (A)	63,000	211,835
China Merchants Bank Company, Ltd., H Shares	108,961	431,466
China Merchants Property Operation & Service Company, Ltd., Class A	10,000	21,205
China Merchants Securities Company, Ltd., H Shares (B)	29,140	26,853
China Merchants Shekou Industrial Zone Holdings Company, Ltd., Class A	12,900	24,209
China Minsheng Banking Corp., Ltd., H Shares	98,840	31,746
China Modern Dairy Holdings, Ltd.	167,000	15,741
China National Accord Medicines Corp., Ltd., Class A	5,200	22,894
China National Building Material Company, Ltd., H Shares	228,600	116,190
China National Chemical Engineering Company, Ltd., Class A	12,300	13,133
China National Medicines Corp., Ltd., Class A	4,400	19,664
China National Nuclear Power Company, Ltd., Class A	34,100	33,689
China New Higher Education Group, Ltd. (B)	42,000	13,318
China Nonferrous Mining Corp., Ltd.	93,000	50,311
China Northern Rare Earth Group High-Tech Company, Ltd., Class A	5,800	17,557
China Oilfield Services, Ltd., H Shares	52,000	58,892
China Oriental Group Company, Ltd.	84,000	12,835
China Pacific Insurance Group Company, Ltd., H Shares	63,200	144,542
China Petroleum & Chemical Corp., H Shares	600,000	350,824
China Railway Group, Ltd., H Shares	100,000	52,903
China Railway Signal & Communication Corp., Ltd., H Shares (B)	76,000	25,174
China Reinsurance Group Corp., H Shares	385,000	25,006
9	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
China Renaissance Holdings, Ltd. (A)(B)(C)	12,200	$5,089
China Resources Double Crane Pharmaceutical Company, Ltd., Class A	8,100	17,926
China Resources Medical Holdings Company, Ltd.	33,500	24,868
China Resources Microelectronics, Ltd., Class A	2,665	21,398
China Resources Mixc Lifestyle Services, Ltd. (B)	14,400	62,224
China Resources Pharmaceutical Group, Ltd. (B)	96,500	64,418
China Risun Group, Ltd.	96,000	42,598
China Sanjiang Fine Chemicals Company, Ltd. (A)	41,000	5,533
China SCE Group Holdings, Ltd. (A)	98,000	5,055
China Shenhua Energy Company, Ltd., H Shares	93,000	270,678
China Shineway Pharmaceutical Group, Ltd.	17,000	16,788
China Silver Group, Ltd. (A)	100,000	3,618
China South Publishing & Media Group Company, Ltd., Class A	13,800	23,011
China Southern Airlines Company, Ltd., H Shares (A)	34,000	18,061
China State Construction Engineering Corp., Ltd., Class A	61,500	47,483
China Sunshine Paper Holdings Company, Ltd. (A)	42,000	13,986
China Suntien Green Energy Corp., Ltd., H Shares	59,000	20,746
China Taifeng Beddings Holdings, Ltd. (A)(C)	46,000	2,851
China Tianrui Group Cement Company, Ltd. (A)	25,000	17,817
China Tianying, Inc., Class A (A)	26,000	18,416
China Tourism Group Duty Free Corp., Ltd., Class A	1,100	16,463
China Tower Corp., Ltd., H Shares (B)	1,630,000	157,706
China TransInfo Technology Company, Ltd., Class A (A)	9,600	16,753
China Tungsten And Hightech Materials Company, Ltd., Class A	12,220	15,709
China Vanke Company, Ltd., H Shares	49,181	57,371
China West Construction Group Company, Ltd., Class A	18,900	18,798
China XLX Fertiliser, Ltd.	50,000	24,626
China Yangtze Power Company, Ltd., Class A	18,500	56,012
China Yongda Automobiles Services Holdings, Ltd.	52,000	23,066
China Yuhua Education Corp., Ltd. (A)(B)	88,000	9,303
China ZhengTong Auto Services Holdings, Ltd. (A)	72,500	4,057
China Zhenhua Group Science & Technology Company, Ltd., Class A	1,200	15,087
China Zheshang Bank Company, Ltd., H Shares	141,100	38,464
China Zhongwang Holdings, Ltd. (A)(C)	54,200	11,611
Chinasoft International, Ltd. (A)	138,000	91,465
Chindata Group Holdings, Ltd., ADR (A)	1,861	15,577
Chlitina Holding, Ltd.	2,000	11,886
Chongqing Brewery Company, Ltd., Class A	1,100	13,789
Chongqing Changan Automobile Company, Ltd., Class A	15,430	26,579
Chongqing Department Store Company, Ltd., Class A	6,300	28,851
Chongqing Fuling Electric Power Industrial Company, Ltd., Class A	12,816	23,802
Chongqing Fuling Zhacai Group Company, Ltd., Class A	8,970	19,581
Chongqing Gas Group Corp., Ltd., Class A	19,600	18,618
Chongqing Rural Commercial Bank Company, Ltd., H Shares	95,000	33,536
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	10

	Shares	Value
China (continued)
Chongqing Sanfeng Environment Group Corp., Ltd., Class A	20,200	$20,377
Chongqing Zhifei Biological Products Company, Ltd., Class A	4,950	29,970
Chow Tai Seng Jewellery Company, Ltd., Class A	5,100	11,891
CIFI Ever Sunshine Services Group, Ltd. (C)	44,000	12,834
CITIC Securities Company, Ltd., H Shares	35,075	68,488
CITIC, Ltd.	86,923	86,262
CMGE Technology Group, Ltd. (A)	116,000	21,279
CMOC Group, Ltd., H Shares	60,000	35,794
CNFinance Holdings, Ltd., ADR (A)	696	2,318
CNNC Hua Yuan Titanium Dioxide Company, Ltd., Class A	17,402	12,354
CNOOC Energy Technology & Services, Ltd., Class A	49,100	20,792
CNSIG Inner Mongolia Chemical Industry Company, Ltd., Class A	11,310	13,786
COFCO Biotechnology Company, Ltd., Class A	14,100	13,321
COFCO Joycome Foods, Ltd. (A)	124,000	28,732
Colour Life Services Group Company, Ltd. (A)	17,102	927
Consun Pharmaceutical Group, Ltd.	29,000	19,126
Contemporary Amperex Technology Company, Ltd., Class A	5,720	185,483
COSCO SHIPPING Development Company, Ltd., H Shares	181,000	20,065
COSCO SHIPPING Energy Transportation Company, Ltd., H Shares	50,000	52,235
COSCO SHIPPING Holdings Company, Ltd., H Shares	112,450	115,316
CPMC Holdings, Ltd.	53,000	39,059
CRRC Corp., Ltd., H Shares	63,000	31,019
CSC Financial Company, Ltd., H Shares (B)	31,000	32,997
CSG Holding Company, Ltd., Class A	18,200	14,713
CSPC Pharmaceutical Group, Ltd.	321,680	241,777
CT Environmental Group, Ltd. (A)(C)	154,000	2,337
CTS International Logistics Corp., Ltd., Class A	16,100	16,566
Daan Gene Company, Ltd., Class A	9,040	11,636
Dali Foods Group Company, Ltd. (B)	101,500	48,413
Dalipal Holdings, Ltd.	18,000	9,421
DaShenLin Pharmaceutical Group Company, Ltd., Class A	2,304	8,422
Datang International Power Generation Company, Ltd., H Shares	132,000	20,855
DeHua TB New Decoration Materials Company, Ltd., Class A	12,600	18,394
Deppon Logistics Company, Ltd., Class A (A)	9,500	20,490
DHC Software Company, Ltd., Class A	18,500	17,044
Dian Diagnostics Group Company, Ltd., Class A	5,300	16,589
Differ Group Auto, Ltd. (A)	146,000	1,210
Do-Fluoride New Materials Company, Ltd., Class A	4,200	9,428
Dongfang Electric Corp., Ltd., H Shares	18,600	21,457
Dongfeng Motor Group Company, Ltd., H Shares	104,000	38,149
Dongguan Aohai Technology Company, Ltd., Class A	5,600	28,098
Dongxing Securities Company, Ltd., Class A	17,600	20,021
Dongyue Group, Ltd.	86,000	73,796
DouYu International Holdings, Ltd., ADR (A)	3,157	3,220
11	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Dynagreen Environmental Protection Group Company, Ltd., H Shares	26,000	$8,190
East Buy Holding, Ltd. (A)(B)	16,500	83,585
East Money Information Company, Ltd., Class A	11,208	24,427
E-Commodities Holdings, Ltd.	44,000	7,896
Ecovacs Robotics Company, Ltd., Class A	900	6,551
Edvantage Group Holdings, Ltd.	25,794	7,662
EEKA Fashion Holdings, Ltd.	14,000	22,628
Electric Connector Technology Company, Ltd., Class A	4,200	20,402
ENN Energy Holdings, Ltd.	14,400	112,977
ENN Natural Gas Company, Ltd., Class A	8,000	19,130
Eoptolink Technology, Inc., Ltd., Class A	3,920	24,438
Eternal Asia Supply Chain Management, Ltd., Class A	11,300	6,983
Eve Energy Company, Ltd., Class A	1,500	10,162
Everbright Securities Company, Ltd., H Shares (B)	9,800	7,264
Everest Medicines, Ltd. (A)(B)	8,000	18,445
Fangda Special Steel Technology Company, Ltd., Class A (A)	16,500	10,566
FAW Jiefang Group Company, Ltd., Class A (A)	12,100	14,241
Fiberhome Telecommunication Technologies Company, Ltd., Class A	7,700	18,782
Fibocom Wireless, Inc., Class A	2,700	7,579
FIH Mobile, Ltd. (A)	143,000	12,582
Financial Street Holdings Company, Ltd., Class A	29,000	18,293
FinVolution Group, ADR	5,100	25,602
First Capital Securities Company, Ltd., Class A	24,700	20,380
First Tractor Company, Ltd., H Shares	28,000	14,270
Flat Glass Group Company, Ltd., H Shares	16,000	39,735
Focus Media Information Technology Company, Ltd., Class A	32,100	33,847
Foshan Haitian Flavouring & Food Company, Ltd., Class A	4,556	24,484
Fosun International, Ltd.	73,693	46,064
Foxconn Industrial Internet Company, Ltd., Class A	11,300	33,911
Fu Shou Yuan International Group, Ltd.	58,000	43,141
Fufeng Group, Ltd.	78,000	41,433
Fuguiniao Company, Ltd., H Shares (A)(C)	116,600	5,769
Fujian Funeng Company, Ltd., Class A	11,830	13,354
Fujian Star-net Communication Company, Ltd., Class A	6,500	16,833
Fujian Sunner Development Company, Ltd., Class A	5,400	14,421
Fuyao Glass Industry Group Company, Ltd., H Shares (B)	14,400	65,158
Gan & Lee Pharmaceuticals Company, Ltd., Class A (A)	3,500	20,546
Ganfeng Lithium Group Company, Ltd., H Shares (B)	10,840	51,779
Gansu Qilianshan Cement Group Company, Ltd., Class A (A)	11,700	17,901
Gansu Shangfeng Cement Company, Ltd., Class A	7,560	9,508
G-bits Network Technology Xiamen Company, Ltd., Class A	500	28,632
GCL Energy Technology Company, Ltd., Class A	9,200	15,309
GD Power Development Company, Ltd., Class A	35,900	17,288
GDS Holdings, Ltd., ADR (A)	1,617	19,339
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	12

	Shares	Value
China (continued)
GDS Holdings, Ltd., Class A (A)	28,000	$41,572
Genertec Universal Medical Group Company, Ltd. (B)	51,500	26,775
GF Securities Company, Ltd., H Shares	14,600	20,832
Giant Network Group Company, Ltd., Class A	5,600	11,211
GigaDevice Semiconductor, Inc., Class A	1,000	12,881
Ginlong Technologies Company, Ltd., Class A	900	9,264
Glory Health Industry, Ltd. (A)	53,000	399
GoerTek, Inc., Class A	6,200	13,010
Goke Microelectronics Company, Ltd., Class A	1,800	17,371
Golden Eagle Retail Group, Ltd. (A)	26,000	22,340
Goldwind Science & Technology Company, Ltd., H Shares	25,498	13,375
GOME Retail Holdings, Ltd. (A)	247,000	1,797
GoodWe Technologies Company, Ltd., Class A	772	14,671
Grand Baoxin Auto Group, Ltd. (A)	48,950	1,461
Grandblue Environment Company, Ltd., Class A	8,200	20,220
Grandjoy Holdings Group Company, Ltd., Class A (A)	40,200	21,559
Great Wall Motor Company, Ltd., H Shares	30,000	35,544
Greatview Aseptic Packaging Company, Ltd. (A)	54,000	15,209
Gree Electric Appliances, Inc. of Zhuhai, Class A	6,400	31,424
Greenland Hong Kong Holdings, Ltd. (A)	76,250	2,665
Greentown China Holdings, Ltd.	49,000	58,191
Greentown Management Holdings Company, Ltd. (B)	24,000	18,687
Greentown Service Group Company, Ltd.	80,000	37,299
Guangdong Create Century Intelligent Equipment Group Corp., Ltd., Class A (A)	13,400	11,246
Guangdong Haid Group Company, Ltd., Class A	2,700	17,858
Guangdong Hybribio Biotech Company, Ltd., Class A	10,200	13,192
Guangdong Kinlong Hardware Products Company, Ltd., Class A	900	7,040
Guangdong Provincial Expressway Development Company, Ltd., Class A	11,700	12,199
Guangdong Tapai Group Company, Ltd., Class A	17,900	20,126
Guangdong Xinbao Electrical Appliances Holdings Company, Ltd., Class A	5,500	13,311
Guanghui Energy Company, Ltd., Class A	12,900	11,645
Guangshen Railway Company, Ltd., H Shares (A)	137,200	31,496
Guangzhou Automobile Group Company, Ltd., H Shares	82,000	43,180
Guangzhou Baiyunshan Pharmaceutical Holdings Company, Ltd., H Shares	12,000	33,656
Guangzhou Kingmed Diagnostics Group Company, Ltd., Class A	1,200	9,844
Guangzhou Shiyuan Electronic Technology Company, Ltd., Class A	1,000	7,306
Guangzhou Tinci Materials Technology Company, Ltd., Class A	2,000	9,000
Guangzhou Wondfo Biotech Company, Ltd., Class A	3,500	11,926
Guizhou Bailing Group Pharmaceutical Company, Ltd., Class A (A)	18,500	19,976
Guizhou Panjiang Refined Coal Company, Ltd., Class A	15,400	13,348
Guosen Securities Company, Ltd., Class A	12,000	15,281
Guotai Junan Securities Company, Ltd., H Shares (B)	9,000	10,555
Guoyuan Securities Company, Ltd., Class A	20,800	19,820
H World Group, Ltd. (A)	27,800	112,030
13	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Haichang Ocean Park Holdings, Ltd. (A)(B)	98,000	$12,740
Haier Smart Home Company, Ltd., H Shares	42,800	132,564
Hainan Drinda New Energy Technology Company, Ltd., Class A	1,600	22,177
Hainan Meilan International Airport Company, Ltd., H Shares (A)	7,000	6,713
Hainan Poly Pharm Company, Ltd., Class A	5,500	14,405
Haitian International Holdings, Ltd.	30,000	64,420
Haitong Securities Company, Ltd., H Shares	60,000	37,229
Hang Zhou Great Star Industrial Company, Ltd., Class A	5,300	14,168
Hangcha Group Company, Ltd., Class A	8,200	26,180
Hangjin Technology Company, Ltd., Class A	2,100	8,929
Hangzhou First Applied Material Company, Ltd., Class A	1,960	8,381
Hangzhou Lion Electronics Company, Ltd., Class A	2,400	10,858
Hangzhou Oxygen Plant Group Company, Ltd., Class A	3,300	13,841
Hangzhou Robam Appliances Company, Ltd., Class A	3,800	14,330
Hangzhou Silan Microelectronics Company, Ltd., Class A	2,600	9,031
Hangzhou Tigermed Consulting Company, Ltd., H Shares (B)	1,600	8,733
Han’s Laser Technology Industry Group Company, Ltd., Class A	1,800	5,515
Hansoh Pharmaceutical Group Company, Ltd. (B)	26,000	33,782
Harbin Bank Company, Ltd., H Shares (A)(B)	190,000	5,800
Harbin Electric Company, Ltd., H Shares	44,000	13,444
Harmonicare Medical Holdings, Ltd. (A)(B)(C)	44,000	6,867
HBIS Resources Company, Ltd., Class A	11,900	23,748
Hebei Hengshui Laobaigan Liquor Company, Ltd., Class A	5,400	17,455
Hefei Meiya Optoelectronic Technology, Inc., Class A	4,420	14,215
Hello Group, Inc., ADR	5,401	46,611
Henan Mingtai Al Industrial Company, Ltd., Class A	10,900	20,932
Henan Shenhuo Coal & Power Company, Ltd., Class A	4,300	9,359
Henan Shuanghui Investment & Development Company, Ltd., Class A	7,600	28,001
Hengan International Group Company, Ltd.	34,500	127,973
Hengdian Group DMEGC Magnetics Company, Ltd., Class A	9,600	21,592
Hengli Petrochemical Company, Ltd., Class A (A)	18,000	35,467
Hengtong Optic-electric Company, Ltd., Class A	9,000	17,451
Hengyi Petrochemical Company, Ltd., Class A (A)	12,200	12,839
Hesteel Company, Ltd., Class A	67,200	20,828
Hisense Home Appliances Group Company, Ltd., H Shares	19,000	50,146
Hithink RoyalFlush Information Network Company, Ltd., Class A	1,100	25,271
Hongda Xingye Company, Ltd., Class A (A)	25,600	7,269
Honghua Group, Ltd. (A)	191,000	3,126
Honworld Group, Ltd. (A)(B)	20,500	1,295
Hope Education Group Company, Ltd. (A)(B)	298,000	19,351
HOSA International, Ltd. (A)(C)	86,000	2,067
Hoyuan Green Energy Company, Ltd., Class A	1,956	11,174
Hua Hong Semiconductor, Ltd. (A)(B)	23,000	59,955
Huadian Power International Corp., Ltd., H Shares	42,000	16,912
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	14

	Shares	Value
China (continued)
Huadong Medicine Company, Ltd., Class A	2,300	$11,979
Huafon Chemical Company, Ltd., Class A	10,200	9,786
Huagong Tech Company, Ltd., Class A	6,400	27,518
Huaibei Mining Holdings Company, Ltd., Class A	10,700	17,219
Hualan Biological Engineering, Inc., Class A	4,900	14,270
Huaneng Power International, Inc., H Shares (A)	52,000	25,973
Huapont Life Sciences Company, Ltd., Class A	13,300	8,871
Huatai Securities Company, Ltd., H Shares (B)	25,800	33,947
Huaxin Cement Company, Ltd., Class A	6,500	11,757
Huaxin Cement Company, Ltd., H Shares	8,700	8,175
Huayu Automotive Systems Company, Ltd., Class A	5,700	14,691
Hubei Jumpcan Pharmaceutical Company, Ltd., Class A	5,200	18,695
Hubei Xingfa Chemicals Group Company, Ltd., Class A	2,700	7,520
Huishang Bank Corp., Ltd., H Shares	40,200	12,046
Huizhou Desay Sv Automotive Company, Ltd., Class A	1,600	31,927
Humanwell Healthcare Group Company, Ltd., Class A	6,900	22,129
Hunan Gold Corp., Ltd., Class A	12,000	18,997
Hunan Valin Steel Company, Ltd., Class A	12,600	10,228
Hundsun Technologies, Inc., Class A	2,860	14,125
HUYA, Inc., ADR (A)	3,655	9,795
Hygeia Healthcare Holdings Company, Ltd. (B)	8,200	41,502
iDreamSky Technology Holdings, Ltd. (A)(B)	24,800	10,410
Iflytek Company, Ltd., Class A	2,300	17,278
IKD Company, Ltd., Class A	8,300	28,145
I-Mab, ADR (A)	2,049	3,893
Industrial & Commercial Bank of China, Ltd., H Shares	1,100,000	504,325
Industrial Bank Company, Ltd., Class A	30,300	65,747
Industrial Securities Company, Ltd., Class A	20,410	17,965
Infore Environment Technology Group Company, Ltd., Class A	31,100	21,023
Ingdan, Inc. (B)	44,000	7,017
Inner Mongolia BaoTou Steel Union Company, Ltd., Class A (A)	39,800	9,776
Inner Mongolia Dian Tou Energy Corp., Ltd., Class A	8,400	15,248
Inner Mongolia ERDOS Resources Company, Ltd., Class A	10,780	12,860
Inner Mongolia Junzheng Energy & Chemical Industry Group Company, Ltd., Class A	16,800	9,634
Inner Mongolia Xingye Mining Company, Ltd., Class A	17,700	21,984
Inner Mongolia Yili Industrial Group Company, Ltd., Class A	8,900	31,768
Inner Mongolia Yuan Xing Energy Company, Ltd., Class A	21,800	21,103
Inspur Electronic Information Industry Company, Ltd., Class A	2,600	13,912
Intco Medical Technology Company, Ltd., Class A	2,280	6,713
iQIYI, Inc., ADR (A)	7,664	38,627
JA Solar Technology Company, Ltd., Class A	9,224	35,202
Jade Bird Fire Company, Ltd., Class A	4,680	10,764
Jafron Biomedical Company, Ltd., Class A	2,200	6,466
15	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Jason Furniture Hangzhou Company, Ltd., Class A	2,730	$15,599
JCET Group Company, Ltd., Class A	8,300	37,091
JD Health International, Inc. (A)(B)	6,050	32,620
JD.com, Inc., ADR	581	19,295
JD.com, Inc., Class A	23,188	385,109
Jiangling Motors Corp., Ltd., Class A	8,300	18,632
Jiangsu Azure Corp., Class A	7,800	10,328
Jiangsu Changshu Rural Commercial Bank Company, Ltd., Class A	20,900	20,309
Jiangsu Eastern Shenghong Company, Ltd., Class A	8,200	12,924
Jiangsu Expressway Company, Ltd., H Shares	40,000	36,123
Jiangsu Guomao Reducer Company, Ltd., Class A	7,800	18,541
Jiangsu Guotai International Group Company, Ltd., Class A	17,600	17,696
Jiangsu Hengli Hydraulic Company, Ltd., Class A	1,000	8,530
Jiangsu Hengrui Pharmaceuticals Company, Ltd., Class A	5,400	30,991
Jiangsu Jiejie Microelectronics Company, Ltd., Class A	8,500	20,250
Jiangsu King’s Luck Brewery JSC, Ltd., Class A	1,400	11,501
Jiangsu Lihua Animal Husbandry Stock Company, Ltd., Class A	7,020	17,827
Jiangsu Nhwa Pharmaceutical Company, Ltd., Class A	2,700	9,788
Jiangsu Pacific Quartz Company, Ltd., Class A	1,200	15,709
Jiangsu Provincial Agricultural Reclamation and Development Corp., Class A	12,100	19,784
Jiangsu Shagang Company, Ltd., Class A	31,880	17,360
Jiangsu Shuangxing Color Plastic New Materials Company, Ltd., Class A	3,900	5,079
Jiangsu Sopo Chemical Company, Class A	17,600	15,903
Jiangsu ToLand Alloy Company, Ltd., Class A	4,160	20,054
Jiangsu Yanghe Brewery Joint-Stock Company, Ltd., Class A	1,560	28,691
Jiangsu Yangnong Chemical Company, Ltd., Class A	780	6,835
Jiangsu Yuyue Medical Equipment & Supply Company, Ltd., Class A	3,800	17,639
Jiangsu Zhangjiagang Rural Commercial Bank Company, Ltd., Class A	31,000	18,418
Jiangsu Zhongtian Technology Company, Ltd., Class A	9,800	19,587
Jiangxi Copper Company, Ltd., H Shares	31,000	48,283
Jiangzhong Pharmaceutical Company, Ltd., Class A	9,900	25,318
Jilin Electric Power Company Ltd., Class A (A)	11,800	8,104
Jingjin Equipment, Inc., Class A	3,220	12,151
Jingrui Holdings, Ltd. (A)	40,000	268
Jinke Smart Services Group Company, Ltd., H Shares (A)	11,200	14,710
JinkoSolar Holding Company, Ltd., ADR (A)	1,682	56,397
Jinmao Property Services Company, Ltd.	4,350	1,218
JiuGui Liquor Company, Ltd., Class A	600	7,371
Jiumaojiu International Holdings, Ltd. (B)	41,000	65,760
Jizhong Energy Resources Company, Ltd., Class A	11,400	9,530
JNBY Design, Ltd.	10,500	10,815
Joincare Pharmaceutical Group Industry Company, Ltd., Class A	10,800	16,907
Joinn Laboratories China Company, Ltd., Class A	2,744	9,042
Jointown Pharmaceutical Group Company, Ltd., Class A	6,854	9,708
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	16

	Shares	Value
China (continued)
Jonjee Hi-Tech Industrial And Commercial Holding Company, Ltd., Class A (A)	4,400	$20,381
Joyoung Company Ltd., Class A	7,900	15,062
Juewei Food Company, Ltd., Class A	2,000	9,787
Kangji Medical Holdings, Ltd.	12,000	10,579
Kasen International Holdings, Ltd. (A)	50,000	1,963
Kehua Data Company, Ltd., Class A	3,700	16,167
Keshun Waterproof Technologies Company, Ltd., Class A	14,160	14,992
Kingsoft Corp., Ltd.	13,800	55,006
KPC Pharmaceuticals, Inc., Class A	12,300	26,752
Kunlun Tech Company, Ltd., Class A (A)	3,800	18,812
Kunshan Dongwei Technology Company, Ltd., Class A	2,017	17,325
Kunshan Kinglai Hygienic Materials Company, Ltd., Class A	4,140	17,172
Kweichow Moutai Company, Ltd., Class A	1,200	304,520
KWG Group Holdings, Ltd. (A)	74,012	8,574
KWG Living Group Holdings, Ltd. (A)	58,006	5,995
Lakala Payment Company, Ltd., Class A (A)	3,500	8,965
Laobaixing Pharmacy Chain JSC, Class A	4,030	14,179
LB Group Company, Ltd., Class A	7,298	18,146
Legend Holdings Corp., H Shares (B)	31,600	28,247
Lemtech Holdings Company, Ltd.	5,000	12,943
Lenovo Group, Ltd.	276,000	311,970
Lens Technology Company, Ltd., Class A	15,000	25,289
Lepu Medical Technology Beijing Company, Ltd., Class A	3,100	6,885
Leyard Optoelectronic Company, Ltd., Class A	18,500	15,953
Li Auto, Inc., Class A (A)	3,500	72,869
Li Ning Company, Ltd.	58,000	274,126
Lianhe Chemical Technology Company, Ltd., Class A	9,600	11,291
Lier Chemical Company, Ltd., Class A	11,400	20,108
Lifetech Scientific Corp. (A)	100,000	31,092
Lingyi iTech Guangdong Company, Class A	20,100	16,556
Link Motion, Inc., ADR (A)(C)	6,959	964
Livzon Pharmaceutical Group, Inc., H Shares	6,300	19,998
Longfor Group Holdings, Ltd. (B)	84,000	177,291
LONGi Green Energy Technology Company, Ltd., Class A	10,360	37,799
Longshine Technology Group Company, Ltd., Class A	6,000	17,839
Lonking Holdings, Ltd.	122,000	21,755
Luenmei Quantum Company, Ltd., Class A	19,700	17,698
Luoniushan Company, Ltd., Class A	20,700	17,119
Luxi Chemical Group Company, Ltd., Class A	6,100	8,502
Luxshare Precision Industry Company, Ltd., Class A	7,700	34,824
Luye Pharma Group, Ltd. (A)(B)	57,000	20,931
Luzhou Laojiao Company, Ltd., Class A	1,300	41,445
Maanshan Iron & Steel Company, Ltd., H Shares	54,000	9,216
Maccura Biotechnology Company, Ltd., Class A	6,800	13,557
17	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Mango Excellent Media Company, Ltd., Class A	4,800	$19,462
Maoyan Entertainment (A)(B)	9,000	12,335
Maxscend Microelectronics Company, Ltd., Class A	621	10,560
Mayinglong Pharmaceutical Group Company, Ltd., Class A	6,300	19,063
Meitu, Inc. (A)(B)	105,500	40,530
Meituan, Class B (A)(B)	7,430	122,960
Metallurgical Corp. of China, Ltd., H Shares	93,000	20,271
Midea Group Company, Ltd., Class A	9,900	76,754
Midea Real Estate Holding, Ltd. (B)	25,200	23,649
Milkyway Chemical Supply Chain Service Company, Ltd., Class A	1,500	16,915
Ming Yang Smart Energy Group, Ltd., Class A	5,300	10,849
MINISO Group Holding, Ltd. (A)	7,200	46,830
Minth Group, Ltd.	34,000	100,931
MLS Company, Ltd., Class A	9,400	11,455
Muyuan Foods Company, Ltd., Class A	12,509	69,582
Nanjing Hanrui Cobalt Company, Ltd., Class A	3,767	16,178
Nanjing Iron & Steel Company, Ltd., Class A	35,100	17,607
Nanjing King-Friend Biochemical Pharmaceutical Company, Ltd., Class A	6,890	11,188
Nanjing Yunhai Special Metals Company, Ltd., Class A	6,100	16,455
NARI Technology Company, Ltd., Class A	7,344	23,971
NAURA Technology Group Company, Ltd., Class A	400	14,885
NetDragon Websoft Holdings, Ltd.	14,000	27,135
NetEase, Inc.	40,400	836,986
New China Life Insurance Company, Ltd., H Shares	20,800	52,036
New Hope Liuhe Company, Ltd., Class A (A)	12,100	19,360
Newland Digital Technology Company, Ltd., Class A	10,900	29,808
Ninestar Corp., Class A	2,900	11,129
Ningbo Huaxiang Electronic Company, Ltd., Class A	8,300	16,776
Ningbo Joyson Electronic Corp., Class A	7,800	19,624
Ningbo Orient Wires & Cables Company, Ltd., Class A	2,000	10,147
Ningbo Ronbay New Energy Technology Company, Ltd., Class A	774	5,411
Ningbo Tuopu Group Company, Ltd., Class A	2,200	23,540
Ningbo Zhoushan Port Company, Ltd., Class A	44,100	20,457
Ningxia Baofeng Energy Group Company, Ltd., Class A	17,400	32,743
NIO, Inc., Class A (A)	4,440	46,015
Noah Holdings, Ltd., ADR	1,009	14,035
North Huajin Chemical Industries Company, Ltd., Class A	21,100	16,557
Northeast Securities Company, Ltd., Class A	21,275	22,993
NVC International Holdings, Ltd. (A)	168,000	1,761
Oppein Home Group, Inc., Class A	600	8,061
Opple Lighting Company, Ltd., Class A	5,700	16,778
ORG Technology Company, Ltd., Class A	28,627	18,652
Orient Securities Company, Ltd., H Shares (B)	29,200	16,204
Oriental Energy Company, Ltd., Class A (A)	12,700	18,260
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	18

	Shares	Value
China (continued)
Ovctek China, Inc., Class A	900	$3,255
Pangang Group Vanadium Titanium & Resources Company, Ltd., Class A (A)	20,000	10,290
Pengdu Agriculture & Animal Husbandry Company, Ltd., Class A (A)	39,200	9,230
PetroChina Company, Ltd., H Shares	686,000	494,857
Pharmaron Beijing Company, Ltd., H Shares (B)	9,750	22,734
PhiChem Corp., Class A	7,000	15,411
PICC Property & Casualty Company, Ltd., H Shares	172,894	198,821
Ping An Bank Company, Ltd., Class A	29,400	44,885
Ping An Healthcare and Technology Company, Ltd. (A)(B)	16,700	41,685
Ping An Insurance Group Company of China, Ltd., H Shares	115,000	688,522
Pingdingshan Tianan Coal Mining Company, Ltd., Class A	9,400	11,002
Poly Developments and Holdings Group Company, Ltd., Class A	10,800	20,761
Poly Property Services Company, Ltd., H Shares	7,000	32,493
Pop Mart International Group, Ltd. (B)	16,400	53,342
Postal Savings Bank of China Company, Ltd., H Shares (B)	164,000	80,890
Power Construction Corp. of China, Ltd., Class A	17,500	12,364
Pylon Technologies Company, Ltd., Class A	1,006	19,082
Q Technology Group Company, Ltd. (A)	42,000	15,605
Qifu Technology, Inc., ADR	4,780	81,260
Qingdao Haier Biomedical Company, Ltd., Class A	1,837	10,199
Qingdao Sentury Tire Company, Ltd., Class A (A)	4,300	19,442
Qinghai Salt Lake Industry Company, Ltd., Class A (A)	8,600	21,101
Qingling Motors Company, Ltd., H Shares (A)	34,000	3,073
Qinhuangdao Port Company, Ltd., H Shares	85,000	14,095
Quectel Wireless Solutions Company, Ltd., Class A	1,386	8,977
Qunxing Paper Holdings Company, Ltd. (A)(C)	969,268	0
Rainbow Digital Commercial Company, Ltd., Class A	22,700	17,818
Red Star Macalline Group Corp., Ltd., H Shares (B)	15,268	5,288
Redco Properties Group, Ltd. (A)(B)(C)	46,000	5,071
Rianlon Corp., Class A	3,200	15,230
Rongsheng Petrochemical Company, Ltd., Class A	17,000	28,105
Roshow Technology Company, Ltd., Class A (A)	17,700	16,344
SAIC Motor Corp., Ltd., Class A	6,500	12,818
Sailun Group Company, Ltd., Class A	9,200	15,598
Sanquan Food Company, Ltd., Class A	7,100	14,323
Sansteel Minguang Company, Ltd., Class A	23,000	15,015
Sansure Biotech, Inc., Class A	3,253	7,541
Sany Heavy Equipment International Holdings Company, Ltd.	39,000	60,769
Sany Heavy Industry Company, Ltd., Class A	11,800	25,098
Satellite Chemical Company, Ltd., Class A	9,402	19,718
Seazen Group, Ltd. (A)	134,095	26,154
Seazen Holdings Company, Ltd., Class A (A)	5,600	11,183
S-Enjoy Service Group Company, Ltd. (A)	12,000	6,706
SF Holding Company, Ltd., Class A	7,500	44,714
19	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
SG Micro Corp., Class A	390	$4,138
Shaanxi Coal Industry Company, Ltd., Class A	20,400	46,560
Shan Xi Hua Yang Group New Energy Company, Ltd., Class A	16,050	16,642
Shandong Bohui Paper Industrial Company, Ltd., Class A	20,300	17,831
Shandong Buchang Pharmaceuticals Company, Ltd., Class A	6,700	16,095
Shandong Chenming Paper Holdings, Ltd., H Shares (A)	19,376	5,583
Shandong Dongyue Organosilicon Material Company, Ltd., Class A	11,900	15,681
Shandong Gold Mining Company, Ltd., H Shares (B)	11,250	22,654
Shandong Head Group Company, Ltd., Class A	4,500	10,586
Shandong Hi-Speed Road & Bridge Company, Ltd., Class A	20,400	18,603
Shandong Hualu Hengsheng Chemical Company, Ltd., Class A	3,800	17,244
Shandong Humon Smelting Company, Ltd., Class A (A)	12,100	19,309
Shandong Jincheng Pharmaceutical Group Company, Ltd., Class A	6,400	16,277
Shandong Linglong Tyre Company, Ltd., Class A	2,000	5,971
Shandong Molong Petroleum Machinery Company, Ltd., H Shares (A)	10,800	3,209
Shandong Nanshan Aluminum Company, Ltd., Class A	40,700	17,407
Shandong Pharmaceutical Glass Company, Ltd., Class A	3,900	14,123
Shandong Sun Paper Industry JSC, Ltd., Class A	12,200	19,179
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	118,000	117,491
Shanghai AtHub Company, Ltd., Class A	7,840	24,562
Shanghai Bailian Group Company, Ltd., Class A	10,200	16,426
Shanghai Bairun Investment Holding Group Company, Ltd., Class A	3,080	13,547
Shanghai Baolong Automotive Corp., Class A	2,500	19,607
Shanghai Baosight Software Company, Ltd., Class A	1,560	10,269
Shanghai Construction Group Company, Ltd., Class A	37,800	14,525
Shanghai Electric Group Company, Ltd., H Shares (A)	92,000	20,648
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	7,000	16,434
Shanghai Fudan Microelectronics Group Company, Ltd., H Shares	12,000	28,724
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Company, Ltd., H Shares	28,000	8,937
Shanghai Fullhan Microelectronics Company, Ltd., Class A	3,100	20,998
Shanghai Haohai Biological Technology Company, Ltd., H Shares (B)	1,700	9,594
Shanghai International Port Group Company, Ltd., Class A	24,100	16,872
Shanghai Jahwa United Company, Ltd., Class A	3,300	11,941
Shanghai Jinjiang International Hotels Company, Ltd., Class A	3,000	15,896
Shanghai Kindly Medical Instruments Company, Ltd., H Shares	3,800	13,547
Shanghai Liangxin Electrical Company, Ltd., Class A	9,200	14,213
Shanghai M&G Stationery, Inc., Class A	1,400	7,232
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	21,400	35,185
Shanghai Pudong Development Bank Company, Ltd., Class A	34,500	33,058
Shanghai Putailai New Energy Technology Company, Ltd., Class A	6,710	30,124
Shanghai RAAS Blood Products Company, Ltd., Class A	25,700	25,088
Shanghai Rural Commercial Bank Company, Ltd., Class A	26,400	21,083
Shanghai Waigaoqiao Free Trade Zone Group Company, Ltd., Class A	11,700	18,847
Shanghai Wanye Enterprises Company, Ltd., Class A	5,400	11,756
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	20

	Shares	Value
China (continued)
Shanghai Yuyuan Tourist Mart Group Company, Ltd., Class A	13,300	$13,422
Shanghai Zhangjiang High-Tech Park Development Company, Ltd., Class A	12,556	28,709
Shanxi Blue Flame Holding Company, Ltd., Class A	18,500	18,691
Shanxi Coking Coal Energy Group Company, Ltd., Class A	19,800	22,608
Shanxi Coking Company, Ltd., Class A	26,400	18,059
Shanxi Lu’an Environmental Energy Development Company, Ltd., Class A	10,400	23,223
Shanxi Meijin Energy Company, Ltd., Class A (A)	11,100	10,904
Shanxi Taigang Stainless Steel Company, Ltd., Class A	18,300	9,892
Shanxi Xinghuacun Fen Wine Factory Company, Ltd., Class A	1,500	49,830
Shenghe Resources Holding Company, Ltd., Class A	10,400	15,768
Shengyi Technology Company, Ltd., Class A	6,200	12,599
Shennan Circuits Company, Ltd., Class A	1,800	16,337
Shenzhen Airport Company, Ltd., Class A (A)	20,000	18,648
Shenzhen Aisidi Company, Ltd., Class A	16,700	16,475
Shenzhen Capchem Technology Company, Ltd., Class A	3,200	21,073
Shenzhen Desay Battery Technology Company, Class A	3,400	14,405
Shenzhen Dynanonic Company, Ltd., Class A	576	7,420
Shenzhen Energy Group Company, Ltd., Class A	25,100	22,307
Shenzhen Everwin Precision Technology Company, Ltd., Class A (A)	6,800	9,502
Shenzhen Expressway Corp., Ltd., H Shares	20,000	16,156
Shenzhen Gas Corp., Ltd., Class A	18,500	17,727
Shenzhen H&T Intelligent Control Company, Ltd., Class A	8,000	15,892
Shenzhen Hepalink Pharmaceutical Group Company, Ltd., H Shares (B)	14,000	7,323
Shenzhen Huaqiang Industry Company, Ltd., Class A	12,100	18,299
Shenzhen Inovance Technology Company, Ltd., Class A	3,100	29,057
Shenzhen Jinjia Group Company, Ltd., Class A	15,600	12,759
Shenzhen Kaifa Technology Company, Ltd., Class A	9,800	23,963
Shenzhen Kangtai Biological Products Company, Ltd., Class A	2,720	10,386
Shenzhen Kedali Industry Company, Ltd., Class A	1,800	28,695
Shenzhen Kingkey Smart Agriculture Times Company, Ltd., Class A	3,900	10,089
Shenzhen Megmeet Electrical Company, Ltd., Class A	5,100	22,233
Shenzhen Mindray Bio-Medical Electronics Company, Ltd., Class A	1,200	44,489
Shenzhen MTC Company, Ltd., Class A	35,500	25,346
Shenzhen New Industries Biomedical Engineering Company, Ltd., Class A	3,000	25,025
Shenzhen Overseas Chinese Town Company, Ltd., Class A (A)	19,500	11,656
Shenzhen Salubris Pharmaceuticals Company, Ltd., Class A	5,100	19,334
Shenzhen SC New Energy Technology Corp., Class A	1,400	17,014
Shenzhen Senior Technology Material Company, Ltd., Class A	6,400	12,334
Shenzhen Sunlord Electronics Company, Ltd., Class A	5,400	19,831
Shenzhen Sunway Communication Company, Ltd., Class A	9,500	22,545
Shenzhen Tagen Group Company, Ltd., Class A	22,300	19,949
Shenzhen Topband Company, Ltd., Class A	13,300	19,608
Shenzhen Transsion Holdings Company, Ltd., Class A	1,025	20,654
Shenzhen Woer Heat-Shrinkable Material Company, Ltd., Class A	17,500	16,725
21	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Shenzhen Zhongjin Lingnan Nonfemet Company, Ltd., Class A	35,900	$24,495
Shenzhou International Group Holdings, Ltd.	10,000	102,464
Shijiazhuang Yiling Pharmaceutical Company, Ltd., Class A	7,800	24,899
Shinghwa Advanced Material Group Company, Ltd., Class A	800	5,475
Shui On Land, Ltd.	244,567	23,704
Sichuan Development Lomon Company, Ltd., Class A	12,800	13,287
Sichuan Hebang Biotechnology Company, Ltd., Class A	30,000	9,837
Sichuan Kelun Pharmaceutical Company, Ltd., Class A	7,800	28,998
Sichuan Road and Bridge Group Company, Ltd., Class A	16,660	20,336
Sichuan Swellfun Company, Ltd., Class A	1,200	10,907
Sichuan Teway Food Group Company, Ltd., Class A	6,500	11,736
Sichuan Yahua Industrial Group Company, Ltd., Class A	7,600	16,334
Sieyuan Electric Company, Ltd., Class A	4,200	29,472
Sihuan Pharmaceutical Holdings Group, Ltd.	164,000	13,394
Silergy Corp.	6,000	53,640
Simcere Pharmaceutical Group, Ltd. (B)	17,000	13,251
Sino Wealth Electronic, Ltd., Class A	3,200	11,430
Sinocare, Inc., Class A	5,500	18,596
Sinofibers Technology Company, Ltd., Class A	2,900	15,507
Sinoma International Engineering Company, Class A	18,000	29,032
Sinoma Science & Technology Company, Ltd., Class A	2,600	7,819
Sinomine Resource Group Company, Ltd., Class A	2,520	12,860
Sino-Ocean Group Holding, Ltd. (A)	182,681	8,497
Sino-Ocean Service Holding, Ltd. (B)	29,500	3,691
Sinopec Engineering Group Company, Ltd., H Shares	82,500	38,180
Sinopec Oilfield Service Corp., H Shares (A)	174,000	13,302
Sinopec Shanghai Petrochemical Company, Ltd., H Shares (A)	188,000	26,377
Sinopharm Group Company, Ltd., H Shares	52,000	150,900
Sinosoft Company, Ltd., Class A	3,500	17,174
Sinotrans, Ltd., H Shares	114,574	46,456
Sinotruk Hong Kong, Ltd.	34,055	63,199
Sinotruk Jinan Truck Company, Ltd., Class A	8,500	18,003
Skshu Paint Company, Ltd., Class A (A)	1,540	15,943
Smoore International Holdings, Ltd. (B)	43,000	43,442
SOHO China, Ltd. (A)	109,500	12,706
Songcheng Performance Development Company, Ltd., Class A	9,900	16,860
SooChow Securities Company, Ltd., Class A	9,900	11,116
Southwest Securities Company, Ltd., Class A	37,000	21,433
Sun King Technology Group, Ltd. (A)	54,000	10,938
Sunflower Pharmaceutical Group Company, Ltd., Class A	9,100	29,575
Sungrow Power Supply Company, Ltd., Class A	1,600	21,895
Suning.com Company, Ltd., Class A (A)	30,200	8,108
Sunny Optical Technology Group Company, Ltd.	17,700	144,524
Sunresin New Materials Company, Ltd., Class A	3,150	26,265
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	22

	Shares	Value
China (continued)
Sunwoda Electronic Company, Ltd., Class A	2,800	$6,082
Suplet Power Company, Ltd., Class A	5,070	12,644
Suzhou Dongshan Precision Manufacturing Company, Ltd., Class A	6,400	16,489
SY Holdings Group, Ltd.	14,500	9,245
Taiji Computer Corp., Ltd., Class A	1,000	5,050
Tangshan Jidong Cement Company, Ltd., Class A	15,300	15,911
TangShan Port Group Company, Ltd., Class A	56,300	25,864
Tangshan Sanyou Chemical Industries Company, Ltd., Class A	8,800	7,006
Tayho Advanced Materials Group Company, Ltd., Class A	8,300	22,063
TBEA Company, Ltd., Class A	17,030	34,347
TCL Technology Group Corp., Class A (A)	56,650	31,834
TCL Zhonghuan Renewable Energy Technology Company, Ltd., Class A	5,000	17,563
Tech-Bank Food Company, Ltd., Class A (A)	23,600	14,467
Telling Telecommunication Holding Company, Ltd., Class A	13,500	15,587
Tencent Holdings, Ltd.	122,300	5,068,157
Tencent Music Entertainment Group, ADR (A)	11,162	76,125
Tenwow International Holdings, Ltd. (A)(C)	177,000	6,432
The People’s Insurance Company Group of China, Ltd., H Shares	73,000	24,848
Three’s Company Media Group Company, Ltd., Class A	1,450	15,231
Tian Di Science & Technology Company, Ltd., Class A	31,500	22,717
Tian Lun Gas Holdings, Ltd.	15,000	7,719
Tian Shan Development Holding, Ltd. (A)(C)	32,000	7,235
Tiande Chemical Holdings, Ltd.	48,000	8,561
Tiangong International Company, Ltd.	50,000	16,893
Tianjin 712 Communication & Broadcasting Company, Ltd., Class A	4,300	15,703
Tianjin Capital Environmental Protection Group Company, Ltd., H Shares	16,000	5,445
Tianma Microelectronics Company, Ltd., Class A (A)	11,000	12,973
Tianneng Power International, Ltd.	36,700	39,096
Tianshui Huatian Technology Company, Ltd., Class A	20,000	24,642
Tibet Rhodiola Pharmaceutical Holding Company, Class A	4,000	27,568
Tibet Summit Resources Company, Ltd., Class A (A)	3,100	6,158
Tingyi Cayman Islands Holding Corp.	58,000	85,161
Titan Wind Energy Suzhou Company, Ltd., Class A (A)	5,000	8,908
Tofflon Science & Technology Group Company, Ltd., Class A	6,100	16,474
Toly Bread Company, Ltd., Class A	8,232	9,857
Tong Ren Tang Technologies Company, Ltd., H Shares	19,000	15,217
Tongcheng Travel Holdings, Ltd. (A)	21,600	48,407
Tongdao Liepin Group (A)	4,400	4,212
TongFu Microelectronics Company, Ltd., Class A	7,600	21,237
Tongkun Group Company, Ltd., Class A (A)	6,000	12,202
Tongling Nonferrous Metals Group Company, Ltd., Class A	29,300	12,860
Tongwei Company, Ltd., Class A	7,900	34,756
Topchoice Medical Corp., Class A (A)	600	7,672
Topsports International Holdings, Ltd. (B)	68,000	55,377
23	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Transfar Zhilian Company, Ltd., Class A	12,300	$8,686
TravelSky Technology, Ltd., H Shares	13,500	24,171
Trigiant Group, Ltd. (A)	82,000	5,175
Trina Solar Company, Ltd., Class A	2,106	9,833
Trip.com Group, Ltd., ADR (A)	5,891	231,575
Triumph New Energy Company, Ltd., H Shares (A)	12,000	8,025
Truking Technology, Ltd., Class A	9,200	15,699
Tsaker New Energy Tech Company, Ltd. (B)	22,500	3,294
Tsingtao Brewery Company, Ltd., H Shares	8,000	66,525
Tuniu Corp., ADR (A)	1,300	1,677
Unigroup Guoxin Microelectronics Company, Ltd., Class A (A)	1,759	22,349
Uni-President China Holdings, Ltd.	71,600	52,947
Unisplendour Corp., Ltd., Class A (A)	6,100	22,527
United Strength Power Holdings, Ltd. (A)	11,000	7,300
Universal Scientific Industrial Shanghai Company, Ltd., Class A	9,300	18,824
Valiant Company, Ltd., Class A	11,400	27,520
Vats Liquor Chain Store Management JSC, Ltd., Class A	3,800	10,971
Venus MedTech Hangzhou, Inc., H Shares (A)(B)	6,000	4,281
Victory Giant Technology Huizhou Company, Ltd., Class A	8,100	24,416
Vipshop Holdings, Ltd., ADR (A)	8,708	137,499
Viva Biotech Holdings (A)(B)	93,000	17,296
VNET Group, Inc., ADR (A)	1,200	4,500
Walvax Biotechnology Company, Ltd., Class A	1,900	6,156
Wangneng Environment Company, Ltd., Class A	8,000	17,316
Wanguo International Mining Group, Ltd.	42,000	16,217
Wanhua Chemical Group Company, Ltd., Class A	4,800	61,750
Wanxiang Qianchao Company, Ltd., Class A	26,200	18,966
Weibo Corp., ADR	2,088	26,935
Weibo Corp., Class A	1,420	18,469
Weichai Power Company, Ltd., H Shares	32,600	42,231
Weihai Guangwei Composites Company, Ltd., Class A	5,600	21,490
Weiqiao Textile Company, H Shares (A)	12,500	1,783
Wens Foodstuffs Group Company, Ltd., Class A	14,300	32,663
West China Cement, Ltd.	162,000	16,097
Will Semiconductor Company, Ltd., Class A	1,755	22,172
Wingtech Technology Company, Ltd., Class A (A)	1,300	8,225
Wolong Electric Group Company, Ltd., Class A	11,800	19,752
Wuchan Zhongda Group Company, Ltd., Class A	20,600	13,143
Wuhan DR Laser Technology Corp., Ltd., Class A	1,536	10,628
Wuhan Guide Infrared Company, Ltd., Class A	11,284	11,923
Wuhu Token Science Company, Ltd., Class A	16,200	13,057
Wuliangye Yibin Company, Ltd., Class A	6,000	128,321
WUS Printed Circuit Kunshan Company, Ltd., Class A	12,100	35,013
WuXi AppTec Company, Ltd., H Shares (B)	7,740	84,817
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	24

	Shares	Value
China (continued)
WuXi Biologics Cayman, Inc. (A)(B)	42,000	$236,779
Wuxi Taiji Industry Company, Ltd., Class A (A)	8,400	7,860
XCMG Construction Machinery Company, Ltd., Class A	18,900	15,692
Xiabuxiabu Catering Management China Holdings Company, Ltd. (B)	26,500	12,807
Xiamen Bank Company, Ltd., Class A	25,600	18,790
Xiamen Faratronic Company, Ltd., Class A	700	10,905
Xiamen Intretech, Inc., Class A	4,300	10,581
Xiamen ITG Group Corp., Ltd., Class A	19,400	19,475
Xiamen Kingdomway Group Company, Class A	4,500	10,992
Xiamen Tungsten Company, Ltd., Class A	5,100	12,136
Xiamen Xiangyu Company, Ltd., Class A	16,000	15,362
Xi’an Triangle Defense Company, Ltd., Class A	3,000	12,405
Xiaomi Corp., Class B (A)(B)	177,800	280,287
Xilinmen Furniture Company Ltd., Class A	4,200	11,882
Xinfengming Group Company, Ltd., Class A (A)	9,300	16,185
Xingda International Holdings, Ltd.	41,066	7,642
Xinhua Winshare Publishing and Media Company, Ltd., H Shares	22,650	16,927
Xinjiang Tianshan Cement Company, Ltd., Class A	15,100	15,962
Xinjiang Xinxin Mining Industry Company, Ltd., H Shares	65,000	7,612
Xinte Energy Company, Ltd., H Shares (A)	20,800	36,773
Xinxing Ductile Iron Pipes Company, Ltd., Class A	28,300	15,550
Xinyi Energy Holdings, Ltd.	78,757	17,179
Xinyi Solar Holdings, Ltd.	98,127	81,877
Xinyu Iron & Steel Company, Ltd., Class A	22,200	12,516
XPeng, Inc., A Shares (A)	5,200	46,735
Xtep International Holdings, Ltd.	63,804	63,117
Yadea Group Holdings, Ltd. (B)	28,000	53,834
Yangtze Optical Fibre and Cable Joint Stock Company, Ltd., H Shares (B)	10,500	14,659
Yangzhou Yangjie Electronic Technology Company, Ltd., Class A	3,000	14,684
Yankershop Food Company Ltd., Class A	2,100	21,954
Yankuang Energy Group Company, Ltd., H Shares	78,000	122,451
Yantai Eddie Precision Machinery Company, Ltd., Class A	2,100	5,221
Yantai Jereh Oilfield Services Group Company, Ltd., Class A	3,400	13,329
Yantai Zhenghai Magnetic Material Company, Ltd., Class A	8,500	13,590
Yealink Network Technology Corp., Ltd., Class A	1,400	7,108
YiChang HEC ChangJiang Pharmaceutical Company, Ltd., H Shares (A)(B)	27,600	22,333
Yifan Pharmaceutical Company, Ltd., Class A (A)	11,500	20,704
Yifeng Pharmacy Chain Company, Ltd., Class A	3,780	18,448
Yihai International Holding, Ltd. (A)	20,000	37,481
Yintai Gold Company, Ltd., Class A	15,400	30,247
Yiren Digital, Ltd., ADR (A)	1,046	2,814
Yixintang Pharmaceutical Group Company, Ltd., Class A	4,100	12,768
Yonfer Agricultural Technology Company, Ltd., Class A	7,600	11,352
YongXing Special Materials Technology Company, Ltd., Class A	1,170	7,987
25	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Youngor Group Company, Ltd., Class A	24,900	$23,745
Youyuan International Holdings, Ltd. (A)(C)	26,000	0
YTO Express Group Company, Ltd., Class A	6,700	13,888
Yum China Holdings, Inc.	2,500	132,897
Yum China Holdings, Inc. (New York Stock Exchange)	3,785	203,217
Yunda Holding Company, Ltd., Class A	6,300	8,506
Yunnan Aluminium Company, Ltd., Class A	7,000	13,817
Yunnan Baiyao Group Company, Ltd., Class A	1,120	8,397
Yunnan Copper Company, Ltd., Class A	8,600	13,646
Yunnan Energy New Material Company, Ltd., Class A	1,900	17,315
Yunnan Tin Company, Ltd., Class A	6,000	11,483
Zhangzhou Pientzehuang Pharmaceutical Company, Ltd., Class A	800	30,350
Zhaojin Mining Industry Company, Ltd., H Shares	31,000	43,394
Zhefu Holding Group Company, Ltd., Class A	19,600	10,616
Zhejiang Century Huatong Group Company, Ltd., Class A (A)	19,700	14,613
Zhejiang China Commodities City Group Company, Ltd., Class A	19,000	21,377
Zhejiang Chint Electrics Company, Ltd., Class A	5,300	18,009
Zhejiang Communications Technology Company, Ltd., Class A	36,260	20,122
Zhejiang Crystal-Optech Company, Ltd., Class A	11,700	17,010
Zhejiang Dahua Technology Company, Ltd., Class A	3,200	9,477
Zhejiang Dingli Machinery Company, Ltd., Class A	2,000	14,582
Zhejiang Expressway Company, Ltd., H Shares	42,000	31,363
Zhejiang Garden Biopharmaceutical Company, Ltd., Class A	9,200	14,605
Zhejiang Glass Company, Ltd., H Shares (A)(C)	172,000	0
Zhejiang Hailiang Company, Ltd., Class A	6,200	9,751
Zhejiang Huahai Pharmaceutical Company, Ltd., Class A	6,400	14,728
Zhejiang Huayou Cobalt Company, Ltd., Class A	4,090	22,413
Zhejiang Jiahua Energy Chemical Industry Company, Ltd., Class A	13,100	15,841
Zhejiang Jingsheng Mechanical & Electrical Company, Ltd., Class A	900	6,955
Zhejiang Jingxin Pharmaceutical Company, Ltd., Class A	10,900	16,784
Zhejiang Jinke Tom Culture Industry Company, Ltd., Class A (A)	5,400	4,014
Zhejiang Jiuzhou Pharmaceutical Company, Ltd., Class A	4,200	15,674
Zhejiang Medicine Company, Ltd., Class A	11,700	17,462
Zhejiang Narada Power Source Company, Ltd., Class A (A)	10,100	21,324
Zhejiang NHU Company, Ltd., Class A	8,760	19,567
Zhejiang Orient Financial Holdings Group Company, Ltd., Class A	39,800	20,751
Zhejiang Orient Gene Biotech Company, Ltd., Class A	1,920	10,337
Zhejiang Qianjiang Motorcycle Company, Ltd., Class A	6,000	11,928
Zhejiang Semir Garment Company, Ltd., Class A	18,564	15,553
Zhejiang Supor Company, Ltd., Class A	2,600	16,977
Zhejiang Tianyu Pharmaceutical Company, Ltd., Class A (A)	2,700	7,762
Zhejiang Wanfeng Auto Wheel Company, Ltd., Class A	21,700	16,756
Zhejiang Weiming Environment Protection Company, Ltd., Class A	5,000	12,276
Zhejiang Weixing New Building Materials Company, Ltd., Class A	4,000	11,086
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	26

	Shares	Value
China (continued)
Zhejiang Windey Company, Ltd., Class A	9,880	$15,430
Zhejiang Wolwo Bio-Pharmaceutical Company, Ltd., Class A	3,700	16,223
Zhejiang Xianju Pharmaceutical Company, Ltd., Class A	12,800	20,191
Zhejiang Xinan Chemical Industrial Group Company, Ltd., Class A	7,280	10,052
Zhejiang Yinlun Machinery Company, Ltd., Class A	10,100	25,405
Zhejiang Yongtai Technology Company, Ltd., Class A	4,700	8,328
Zhengzhou Coal Mining Machinery Group Company, Ltd., H Shares	15,800	14,482
Zheshang Securities Company, Ltd., Class A	6,600	9,318
ZhongAn Online P&C Insurance Company, Ltd., H Shares (A)(B)	17,100	50,720
Zhongjin Gold Corp., Ltd., Class A	8,100	12,268
Zhongsheng Group Holdings, Ltd.	29,000	88,358
Zhongtian Financial Group Company, Ltd., Class A (A)(C)	101,900	5,591
Zhongyuan Bank Company, Ltd., H Shares (A)(B)	42,000	1,924
Zhou Hei Ya International Holdings Company, Ltd. (A)(B)	59,000	20,835
Zhuzhou CRRC Times Electric Company, Ltd., H Shares	7,900	27,533
Zhuzhou Hongda Electronics Corp., Ltd., Class A	2,600	12,486
Zhuzhou Kibing Group Company, Ltd., Class A	7,200	8,615
Zijin Mining Group Company, Ltd., H Shares	151,384	237,121
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	59,600	28,457
ZTE Corp., H Shares	11,000	35,403
ZTO Express Cayman, Inc.	3,400	84,384
ZTO Express Cayman, Inc., ADR	2,612	65,666
Colombia 0.1%		223,725
Almacenes Exito SA, BDR (A)	8,517	24,938
Banco de Bogota SA (A)	776	4,866
Bancolombia SA	4,905	34,894
Celsia SA ESP	23,575	14,120
Cementos Argos SA	15,832	11,232
Corp. Financiera Colombiana SA	11,193	32,152
Ecopetrol SA	66,214	38,153
Grupo Argos SA	8,087	15,935
Grupo Energia Bogota SA ESP	17,578	6,944
Grupo Nutresa SA	1,217	14,819
Interconexion Electrica SA ESP	5,293	19,384
Mineros SA	13,747	6,288
Cyprus 0.0%		16,742
ASBISc Enterprises PLC	2,323	16,742
Czech Republic 0.1%		181,071
CEZ AS	2,396	101,969
Komercni banka AS	922	28,791
Moneta Money Bank AS (B)	9,720	36,206
Philip Morris CR AS	18	14,105
27	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Egypt 0.0%		$31,085
Commercial International Bank Egypt SAE, GDR	25,345	31,085
Greece 0.5%		867,378
Aegean Airlines SA (A)	2,256	32,283
Alpha Services and Holdings SA (A)	39,561	66,508
Athens Water Supply & Sewage Company SA	1,181	8,440
Autohellas Tourist and Trading SA	2,183	33,495
Bank of Greece	1,576	28,785
ElvalHalcor SA	6,076	14,489
Entersoft SA Software Development & Related Services Company	2,018	13,724
Epsilon Net SA	1,800	22,446
Eurobank Ergasias Services and Holdings SA (A)	54,519	94,513
FF Group (A)(C)	6,657	10,828
Fourlis Holdings SA	2,166	10,856
GEK Terna Holding Real Estate Construction SA (A)	2,705	39,442
Hellenic Exchanges - Athens Stock Exchange SA	1,960	11,241
Hellenic Telecommunications Organization SA	2,296	34,312
HELLENiQ ENERGY Holdings SA	3,154	28,269
Holding Company ADMIE IPTO SA (A)	8,138	20,251
JUMBO SA	1,883	58,165
LAMDA Development SA (A)	2,618	19,167
Motor Oil Hellas Corinth Refineries SA	2,073	52,739
Mytilineos SA	1,151	46,679
National Bank of Greece SA (A)	5,836	39,625
OPAP SA	2,249	37,976
Piraeus Financial Holdings SA (A)	13,473	46,423
Piraeus Port Authority SA	458	10,914
Public Power Corp. SA (A)	2,489	27,202
Quest Holdings SA	1,482	10,130
Sarantis SA	1,766	14,816
Terna Energy SA	1,051	18,865
Thrace Plastics Holding and Company	2,689	14,795
Hong Kong 2.8%		4,982,641
Alibaba Health Information Technology, Ltd. (A)	24,000	14,169
Alibaba Pictures Group, Ltd. (A)	570,000	37,762
Alliance International Education Leasing Holdings, Ltd. (A)(B)	13,000	2,153
Anxin-China Holdings, Ltd. (A)(C)	1,988,000	0
APT Satellite Holdings, Ltd.	70,000	19,705
Beijing Energy International Holding Company, Ltd.	146,000	3,699
Beijing Enterprises Holdings, Ltd.	25,930	97,147
Beijing Enterprises Water Group, Ltd.	212,000	48,843
Beijing Tong Ren Tang Chinese Medicine Company, Ltd.	12,000	21,750
BOE Varitronix, Ltd.	15,000	14,549
Bosideng International Holdings, Ltd.	122,000	47,874
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	28

	Shares	Value
Hong Kong (continued)
Brilliance China Automotive Holdings, Ltd.	170,000	$69,067
C C Land Holdings, Ltd.	240,540	48,427
C&D International Investment Group, Ltd.	27,670	70,317
Canvest Environmental Protection Group Company, Ltd.	36,000	19,259
CECEP COSTIN New Materials Group, Ltd. (A)(C)	162,000	0
CGN New Energy Holdings Company, Ltd.	64,000	17,219
China Aircraft Leasing Group Holdings, Ltd.	12,000	6,288
China Chengtong Development Group, Ltd.	158,000	1,908
China Common Rich Renewable Energy Investments, Ltd. (A)(C)	2,486,000	68,154
China Education Group Holdings, Ltd.	48,000	40,789
China Electronics Huada Technology Company, Ltd.	72,000	11,741
China Everbright Environment Group, Ltd.	128,111	46,666
China Everbright Greentech, Ltd. (B)	31,000	3,396
China Everbright, Ltd.	51,000	29,749
China Fiber Optic Network System Group, Ltd. (A)(C)	419,600	14,981
China Foods, Ltd.	58,000	21,495
China Gas Holdings, Ltd.	107,600	109,824
China Glass Holdings, Ltd. (A)	50,000	4,453
China High Speed Transmission Equipment Group Company, Ltd. (A)	25,000	8,121
China Jinmao Holdings Group, Ltd.	203,867	28,866
China Lumena New Materials Corp. (A)(C)	31,800	0
China Medical System Holdings, Ltd.	76,800	110,612
China Merchants Land, Ltd.	86,000	4,378
China Merchants Port Holdings Company, Ltd.	57,277	68,520
China Metal Recycling Holdings, Ltd. (A)(C)	14,579,934	0
China Oil & Gas Group, Ltd. (A)	337,040	9,711
China Overseas Grand Oceans Group, Ltd.	121,509	47,606
China Overseas Land & Investment, Ltd.	62,500	131,755
China Overseas Property Holdings, Ltd.	50,667	60,495
China Power International Development, Ltd.	111,666	39,798
China Properties Group, Ltd. (A)(C)	19,000	905
China Resources Beer Holdings Company, Ltd.	29,981	176,029
China Resources Cement Holdings, Ltd.	133,518	44,226
China Resources Gas Group, Ltd.	38,000	106,680
China Resources Land, Ltd.	88,444	373,826
China Resources Power Holdings Company, Ltd.	40,882	80,040
China Ruyi Holdings, Ltd. (A)	204,000	54,096
China South City Holdings, Ltd. (A)	146,000	8,640
China State Construction Development Holdings, Ltd.	38,000	11,714
China State Construction International Holdings, Ltd.	90,000	100,102
China Taiping Insurance Holdings Company, Ltd.	75,110	79,025
China Traditional Chinese Medicine Holdings Company, Ltd.	150,000	58,635
China Travel International Investment Hong Kong, Ltd. (A)	146,000	27,715
China Water Affairs Group, Ltd.	36,000	27,601
29	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
China Water Industry Group, Ltd. (A)	60,000	$1,223
CIMC Enric Holdings, Ltd.	34,000	32,338
CITIC Resources Holdings, Ltd.	420,000	19,807
Citychamp Watch & Jewellery Group, Ltd. (A)	65,800	9,562
Comba Telecom Systems Holdings, Ltd.	62,000	8,539
Concord New Energy Group, Ltd.	420,000	34,275
Continental Aerospace Technologies Holding, Ltd. (A)	186,799	1,909
COSCO SHIPPING International Hong Kong Company, Ltd.	32,000	13,500
COSCO SHIPPING Ports, Ltd.	80,150	49,347
Cosmopolitan International Holdings, Ltd. (A)	50,000	7,386
Crazy Sports Group, Ltd. (A)	186,000	3,461
CSSC Hong Kong Shipping Company, Ltd.	76,000	14,434
CWT International, Ltd. (A)(C)	680,000	3,122
DBA Telecommunication Asia Holdings, Ltd. (A)(C)	32,000	0
Digital China Holdings, Ltd.	38,000	12,301
Essex Bio-technology, Ltd.	23,000	9,328
EVA Precision Industrial Holdings, Ltd.	146,000	12,640
Far East Horizon, Ltd.	68,000	46,456
Fullshare Holdings, Ltd. (A)	110,000	533
GCL New Energy Holdings, Ltd. (A)	26,913	1,699
GCL Technology Holdings, Ltd.	309,000	53,521
Geely Automobile Holdings, Ltd.	172,000	213,517
Gemdale Properties & Investment Corp., Ltd.	288,000	12,478
Glorious Property Holdings, Ltd. (A)	516,000	657
Goldlion Holdings, Ltd.	122,000	16,436
Grand Pharmaceutical Group, Ltd.	56,000	28,998
Guangdong Investment, Ltd.	70,000	54,644
Health & Happiness H&H International Holdings, Ltd.	13,000	16,938
Hi Sun Technology China, Ltd. (A)	105,000	7,769
Hopson Development Holdings, Ltd. (A)	54,304	33,277
Hua Han Health Industry Holdings, Ltd. (A)(C)	1,111,910	30,058
Huanxi Media Group, Ltd. (A)	40,000	4,173
IMAX China Holding, Inc. (B)	7,300	8,810
Inspur Digital Enterprise Technology, Ltd.	28,000	8,567
Jinchuan Group International Resources Company, Ltd.	322,000	16,193
Joy Spreader Group, Inc. (A)	63,000	3,574
JS Global Lifestyle Company, Ltd. (A)(B)	56,000	7,991
Ju Teng International Holdings, Ltd.	59,722	7,968
Kingboard Holdings, Ltd.	42,148	95,644
Kingboard Laminates Holdings, Ltd.	60,000	49,865
Kunlun Energy Company, Ltd.	170,000	124,454
Lee & Man Chemical Company, Ltd.	14,000	5,618
Lee & Man Paper Manufacturing, Ltd.	70,000	20,594
LK Technology Holdings, Ltd.	19,250	18,462
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	30

	Shares	Value
Hong Kong (continued)
LVGEM China Real Estate Investment Company, Ltd. (A)	32,000	$6,733
Mingfa Group International Company, Ltd. (A)	995,000	26,674
Minmetals Land, Ltd. (A)	126,000	5,877
Mobvista, Inc. (A)(B)	21,000	9,590
Nan Hai Corp., Ltd. (A)(C)	1,900,000	7,632
Nine Dragons Paper Holdings, Ltd. (A)	96,000	53,271
Orient Overseas International, Ltd.	5,500	73,762
PAX Global Technology, Ltd.	50,000	37,838
Perennial Energy Holdings, Ltd.	20,000	2,216
Phoenix Media Investment Holdings, Ltd. (A)	76,000	2,403
Poly Property Group Company, Ltd.	164,870	38,284
Pou Sheng International Holdings, Ltd. (A)	144,000	12,142
Prinx Chengshan Holdings, Ltd.	10,500	8,786
REXLot Holdings, Ltd. (A)(C)	2,065,304	1,936
Road King Infrastructure, Ltd. (A)	9,000	2,201
Shandong Hi-Speed New Energy Group, Ltd. (A)	26,857	9,483
Shanghai Industrial Holdings, Ltd.	19,041	24,985
Shanghai Industrial Urban Development Group, Ltd. (A)	115,349	6,174
Shenzhen International Holdings, Ltd.	85,083	60,480
Shenzhen Investment, Ltd.	149,175	26,288
Shimao Group Holdings, Ltd. (A)	79,000	6,044
Shoucheng Holdings, Ltd.	81,600	19,037
Shougang Fushan Resources Group, Ltd.	145,268	41,862
Silver Grant International Holdings Group, Ltd. (A)	72,334	2,155
Sino Biopharmaceutical, Ltd.	293,750	111,504
Sinofert Holdings, Ltd. (A)	118,000	14,437
Sinolink Worldwide Holdings, Ltd. (A)	576,000	10,477
Sinopec Kantons Holdings, Ltd.	62,000	24,316
Skyworth Group, Ltd.	64,884	23,741
SMI Holdings Group, Ltd. (A)(C)	228,889	14,593
SSY Group, Ltd.	80,733	42,975
Sun Art Retail Group, Ltd.	136,500	31,982
Symphony Holdings, Ltd.	170,000	18,866
TCL Electronics Holdings, Ltd. (A)	39,600	15,483
Tech Pro Technology Development, Ltd. (A)(C)	966,000	4,816
The Wharf Holdings, Ltd.	18,000	38,133
Tian An China Investment Company, Ltd.	202,000	101,728
Tianjin Port Development Holdings, Ltd.	154,000	10,782
Tibet Water Resources, Ltd. (A)	149,000	7,789
Towngas Smart Energy Company, Ltd. (A)	46,985	19,806
Truly International Holdings, Ltd.	101,000	11,184
United Energy Group, Ltd.	462,000	61,325
Vinda International Holdings, Ltd.	17,000	39,336
Want Want China Holdings, Ltd.	145,000	95,902
31	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Wasion Holdings, Ltd.	32,000	$13,696
Yuexiu Property Company, Ltd.	60,503	74,962
Yuexiu Transport Infrastructure, Ltd.	36,000	18,612
Zhongyu Energy Holdings, Ltd.	20,006	13,974
Zhuguang Holdings Group Company, Ltd. (A)	60,000	3,823
Hungary 0.2%		323,953
Magyar Telekom Telecommunications PLC	15,420	20,509
MOL Hungarian Oil & Gas PLC	16,903	127,821
OTP Bank NYRT	3,368	137,338
Richter Gedeon NYRT	1,529	38,285
India 16.9%		29,857,442
360 ONE WAM, Ltd.	6,676	39,568
3i Infotech, Ltd. (A)	19,757	7,807
3M India, Ltd.	53	20,096
Aarti Drugs, Ltd.	1,658	11,421
Aarti Industries, Ltd.	4,856	28,782
Aarti Pharmalabs, Ltd. (A)	1,214	5,772
Aavas Financiers, Ltd. (A)	2,400	47,380
ABB India, Ltd.	360	19,055
Abbott India, Ltd.	167	46,642
ACC, Ltd.	1,699	41,329
Action Construction Equipment, Ltd.	5,008	46,216
Adani Energy Solutions, Ltd. (A)	2,387	23,299
Adani Enterprises, Ltd.	562	16,446
Adani Green Energy, Ltd. (A)	2,176	24,511
Adani Ports & Special Economic Zone, Ltd.	8,372	80,072
Adani Power, Ltd. (A)	5,478	21,238
Adani Total Gas, Ltd.	2,852	21,964
ADF Foods, Ltd.	526	6,960
Aditya Birla Capital, Ltd. (A)	22,066	48,264
Advanced Enzyme Technologies, Ltd.	4,002	15,716
Aegis Logistics, Ltd.	7,126	31,718
Affle India, Ltd. (A)	994	12,906
Ahluwalia Contracts India, Ltd.	1,486	13,024
AIA Engineering, Ltd.	1,053	46,729
Ajanta Pharma, Ltd.	1,365	28,469
Akzo Nobel India, Ltd.	703	23,353
Alembic Pharmaceuticals, Ltd.	4,003	37,572
Alkem Laboratories, Ltd.	727	31,944
Alkyl Amines Chemicals	763	23,126
Allcargo Logistics, Ltd.	2,220	7,362
Allcargo Terminals, Ltd. (A)	2,220	904
Alok Industries, Ltd. (A)	29,078	6,981
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	32

	Shares	Value
India (continued)
Amara Raja Batteries, Ltd.	5,069	$38,496
Amber Enterprises India, Ltd. (A)	848	29,754
Ambuja Cements, Ltd.	8,075	41,696
Anant Raj, Ltd.	12,879	33,926
Angel One, Ltd.	1,012	22,888
Apar Industries, Ltd.	1,016	61,434
APL Apollo Tubes, Ltd.	3,653	74,317
Apollo Hospitals Enterprise, Ltd.	1,310	76,260
Apollo Tyres, Ltd.	15,576	72,990
Arvind Fashions, Ltd. (A)	8,233	31,801
Arvind, Ltd.	13,022	27,585
Asahi India Glass, Ltd.	4,311	30,707
Ashok Leyland, Ltd.	30,251	66,952
Ashoka Buildcon, Ltd. (A)	9,141	11,266
Asian Paints, Ltd.	5,668	222,766
Astec Lifesciences, Ltd.	479	8,301
Aster DM Healthcare, Ltd. (A)(B)	5,256	20,996
Astra Microwave Products, Ltd.	2,653	12,654
Astral, Ltd.	2,093	49,280
Atul, Ltd.	438	38,730
AU Small Finance Bank, Ltd. (B)	3,630	31,620
Aurobindo Pharma, Ltd.	7,617	76,431
Avanti Feeds, Ltd.	3,600	18,746
Avenue Supermarts, Ltd. (A)(B)	825	37,014
Axis Bank, Ltd.	46,026	539,630
Bajaj Auto, Ltd.	1,382	76,891
Bajaj Consumer Care, Ltd.	5,535	17,301
Bajaj Finance, Ltd.	3,528	305,184
Bajaj Finserv, Ltd.	5,181	93,165
Bajaj Holdings & Investment, Ltd.	498	44,554
Balaji Amines, Ltd.	207	5,606
Balkrishna Industries, Ltd.	1,998	56,174
Balmer Lawrie & Company, Ltd.	6,237	11,570
Balrampur Chini Mills, Ltd.	6,172	29,128
Bandhan Bank, Ltd. (B)	12,034	33,367
Bank of Baroda	13,785	31,136
Bank of India	16,723	17,303
Bank of Maharashtra	86,877	40,510
Bannari Amman Sugars, Ltd.	62	2,028
BASF India, Ltd.	543	17,375
Bata India, Ltd.	2,488	50,688
Bayer CropScience, Ltd.	513	30,054
BEML, Ltd.	785	23,455
Berger Paints India, Ltd.	5,244	45,647
33	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Bharat Dynamics, Ltd.	1,202	$16,429
Bharat Electronics, Ltd.	67,597	108,887
Bharat Forge, Ltd.	7,196	93,126
Bharat Heavy Electricals, Ltd.	35,750	52,539
Bharat Petroleum Corp., Ltd.	12,803	52,590
Bharat Rasayan, Ltd.	84	9,454
Bharti Airtel, Ltd.	55,404	573,260
Biocon, Ltd.	7,884	24,739
Birla Corp., Ltd.	940	12,992
Birlasoft, Ltd.	10,463	64,416
Blue Dart Express, Ltd.	317	24,025
Blue Star, Ltd.	3,766	33,372
Bombay Burmah Trading Company	1,501	18,006
Borosil Renewables, Ltd. (A)	1,436	7,600
Bosch, Ltd.	149	33,427
Brigade Enterprises, Ltd.	5,586	40,081
Brightcom Group, Ltd.	55,682	11,402
Britannia Industries, Ltd.	2,120	114,197
BSE, Ltd.	4,053	52,045
Camlin Fine Sciences, Ltd. (A)	12,266	24,630
Can Fin Homes, Ltd.	3,284	29,814
Canara Bank	12,044	46,718
Capacit’e Infraprojects, Ltd. (A)	2,705	6,770
Caplin Point Laboratories, Ltd.	742	9,458
Carborundum Universal, Ltd.	4,213	57,877
Care Ratings, Ltd.	1,862	18,660
Castrol India, Ltd.	18,453	32,488
CCL Products India, Ltd.	3,414	24,937
Ceat, Ltd.	1,368	37,206
Central Bank of India (A)	65,876	27,697
Central Depository Services India, Ltd.	1,657	22,758
Century Enka, Ltd.	2,505	12,887
Century Plyboards India, Ltd.	2,506	20,630
Century Textiles & Industries, Ltd.	1,858	23,135
Cera Sanitaryware, Ltd.	172	19,770
CESC, Ltd.	16,270	16,384
CG Power & Industrial Solutions, Ltd.	13,946	70,545
Chambal Fertilizers & Chemicals, Ltd.	11,243	37,443
Chennai Petroleum Corp., Ltd.	3,148	15,811
Chennai Super Kings Cricket, Ltd. (A)(C)	271,316	7,374
Cholamandalam Financial Holdings, Ltd.	5,111	60,219
Cholamandalam Investment and Finance Company, Ltd.	6,581	89,073
CIE Automotive India, Ltd.	5,462	34,545
Cigniti Technologies, Ltd.	1,819	17,645
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	34

	Shares	Value
India (continued)
Cipla, Ltd.	9,828	$148,668
City Union Bank, Ltd.	16,091	24,003
Coal India, Ltd.	26,598	73,932
Cochin Shipyard, Ltd. (B)	2,563	28,013
Coforge, Ltd.	1,305	85,789
Colgate-Palmolive India, Ltd.	2,924	68,350
Computer Age Management Services, Ltd.	1,327	38,038
Confidence Petroleum India, Ltd.	23,930	25,964
Container Corp. of India, Ltd.	6,518	52,836
Coromandel International, Ltd.	6,243	82,299
Cosmo First, Ltd.	742	6,519
CreditAccess Grameen, Ltd. (A)	1,739	29,220
CRISIL, Ltd.	733	35,177
Crompton Greaves Consumer Electricals, Ltd.	21,222	76,721
CSB Bank, Ltd. (A)	7,509	29,902
Cummins India, Ltd.	2,657	54,561
Cyient, Ltd.	3,035	60,216
Dabur India, Ltd.	7,764	51,957
Dalmia Bharat, Ltd.	1,599	40,144
DCB Bank, Ltd.	11,434	16,111
DCM Shriram, Ltd.	1,679	18,911
DCW, Ltd.	19,322	12,566
Deepak Fertilisers & Petrochemicals Corp., Ltd.	2,991	21,875
Deepak Nitrite, Ltd.	2,659	70,998
Delta Corp., Ltd.	8,433	18,464
DEN Networks, Ltd. (A)	139	70
Dhampur Bio Organics, Ltd.	2,251	4,477
Dhampur Sugar Mills, Ltd.	2,251	6,896
Dhani Services, Ltd. (A)	12,484	7,337
Dhanuka Agritech, Ltd.	1,093	10,423
Digidrive Distributors, Ltd. (A)(C)	457	744
Dilip Buildcon, Ltd. (B)	2,723	10,811
Dish TV India, Ltd. (A)	101,439	22,264
Dishman Carbogen Amcis, Ltd. (A)	1,354	2,563
Divi’s Laboratories, Ltd.	2,358	101,986
Dixon Technologies India, Ltd. (A)	932	56,313
DLF, Ltd.	6,985	42,487
Dr. Lal PathLabs, Ltd. (B)	935	24,548
Dr. Reddy’s Laboratories, Ltd.	2,762	187,241
Dr. Reddy’s Laboratories, Ltd., ADR	263	17,879
Dwarikesh Sugar Industries, Ltd.	18,987	20,486
eClerx Services, Ltd.	1,863	36,636
Edelweiss Financial Services, Ltd.	26,662	17,470
Eicher Motors, Ltd.	1,831	73,854
35	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
EID Parry India, Ltd.	5,725	$33,029
EIH, Ltd.	9,617	28,964
Electrosteel Castings, Ltd.	19,684	16,260
Elgi Equipments, Ltd.	5,316	31,491
Emami, Ltd.	11,193	70,947
Endurance Technologies, Ltd. (B)	1,718	34,547
Engineers India, Ltd.	20,066	37,399
EPL, Ltd.	5,314	12,646
Equitas Small Finance Bank, Ltd. (B)	22,252	24,435
Eris Lifesciences, Ltd. (A)(B)	1,141	11,218
ESAB India, Ltd.	249	16,532
Escorts Kubota, Ltd.	704	26,905
Everest Industries, Ltd.	1,241	17,799
Exide Industries, Ltd.	19,965	64,525
FDC, Ltd. (A)	3,870	17,750
Federal Bank, Ltd.	75,209	130,785
Filatex India, Ltd.	28,608	16,404
Fine Organic Industries, Ltd.	295	17,094
Finolex Cables, Ltd.	1,481	19,687
Finolex Industries, Ltd.	10,174	29,531
Firstsource Solutions, Ltd.	15,042	29,862
Fortis Healthcare, Ltd.	13,636	54,533
FSN E-Commerce Ventures, Ltd. (A)	14,286	23,106
GAIL India, Ltd.	79,131	110,179
Galaxy Surfactants, Ltd.	606	19,553
Garware Technical Fibres, Ltd.	570	21,972
Gateway Distriparks, Ltd.	11,344	11,733
GE T&D India, Ltd. (A)	2,788	10,673
General Insurance Corp. of India (A)(B)	9,210	24,244
GHCL Textiles, Ltd. (A)	3,822	3,518
GHCL, Ltd.	3,822	28,839
Gillette India, Ltd.	409	27,507
GlaxoSmithKline Pharmaceuticals, Ltd.	911	15,785
Glenmark Pharmaceuticals, Ltd.	6,753	62,651
GMM Pfaudler, Ltd.	938	17,892
GMR Airports Infrastructure, Ltd. (A)	68,540	51,457
Godawari Power & Ispat, Ltd.	1,530	11,414
Godfrey Phillips India, Ltd.	824	21,300
Godrej Agrovet, Ltd. (B)	1,484	8,601
Godrej Consumer Products, Ltd. (A)	4,186	50,877
Godrej Industries, Ltd. (A)	1,720	11,221
Godrej Properties, Ltd. (A)	2,069	40,969
Granules India, Ltd.	10,367	37,411
Graphite India, Ltd.	3,367	19,296
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	36

	Shares	Value
India (continued)
Grasim Industries, Ltd.	4,113	$88,860
Greaves Cotton, Ltd.	10,536	19,136
Greenlam Industries, Ltd.	913	4,818
Greenpanel Industries, Ltd.	2,085	9,527
Greenply Industries, Ltd.	3,816	7,418
Grindwell Norton, Ltd.	1,284	35,260
Gujarat Alkalies & Chemicals, Ltd.	2,634	22,189
Gujarat Ambuja Exports, Ltd.	9,856	31,159
Gujarat Fluorochemicals, Ltd.	595	21,817
Gujarat Gas, Ltd.	4,540	24,682
Gujarat Mineral Development Corp., Ltd.	12,126	36,451
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	6,514	47,893
Gujarat Pipavav Port, Ltd.	15,877	24,959
Gujarat State Fertilizers & Chemicals, Ltd.	6,340	13,455
Gujarat State Petronet, Ltd.	18,051	60,124
Gulf Oil Lubricants India, Ltd.	1,134	7,879
Happiest Minds Technologies, Ltd.	1,755	19,673
Hatsun Agro Product, Ltd.	2,985	43,222
Havells India, Ltd.	3,347	55,990
HBL Power Systems, Ltd.	13,697	44,034
HCL Technologies, Ltd.	19,588	277,778
HDFC Asset Management Company, Ltd. (B)	2,139	64,519
HDFC Bank, Ltd.	50,990	968,956
HDFC Life Insurance Company, Ltd. (B)	3,030	23,625
HealthCare Global Enterprises, Ltd. (A)	4,706	20,039
HEG, Ltd.	690	14,621
HeidelbergCement India, Ltd.	5,347	12,102
Heritage Foods, Ltd.	2,446	7,444
Hero MotoCorp, Ltd.	3,824	134,799
HFCL, Ltd.	27,725	25,405
Hikal, Ltd.	4,873	17,366
HIL, Ltd.	253	9,212
Himadri Speciality Chemical, Ltd.	8,292	22,518
Hindalco Industries, Ltd.	39,095	217,354
Hinduja Global Solutions, Ltd.	853	10,377
Hindustan Aeronautics, Ltd.	1,685	79,534
Hindustan Construction Company, Ltd. (A)	62,155	21,751
Hindustan Copper, Ltd.	7,650	14,653
Hindustan Petroleum Corp., Ltd. (A)	13,330	39,925
Hindustan Unilever, Ltd.	6,800	206,192
Hitachi Energy India, Ltd.	410	21,706
Hle Glascoat, Ltd. (A)	1,545	10,874
Honeywell Automation India, Ltd.	22	10,490
I G Petrochemicals, Ltd.	1,432	8,751
37	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
ICICI Bank, Ltd.	68,453	$791,124
ICICI Bank, Ltd., ADR	1,674	38,787
ICICI Lombard General Insurance Company, Ltd. (B)	4,574	72,355
ICICI Prudential Life Insurance Company, Ltd. (B)	4,759	32,265
ICICI Securities, Ltd. (B)	5,018	37,872
ICRA, Ltd.	286	19,682
IDFC First Bank, Ltd. (A)	79,973	91,897
IDFC, Ltd.	60,709	89,467
IIFL Finance, Ltd.	11,461	84,205
IIFL Securities, Ltd.	25,293	24,694
India Glycols, Ltd.	1,050	9,620
Indiabulls Housing Finance, Ltd. (A)	11,122	26,578
Indiabulls Real Estate, Ltd. (A)	22,443	21,592
Indian Bank	7,502	34,396
Indian Energy Exchange, Ltd. (B)	15,714	23,976
Indian Oil Corp., Ltd.	37,365	40,143
Indian Overseas Bank (A)	89,244	32,965
Indian Railway Catering & Tourism Corp., Ltd.	3,902	31,711
Indian Railway Finance Corp., Ltd. (B)	58,425	35,357
Indo Count Industries, Ltd.	5,802	17,155
Indoco Remedies, Ltd.	2,184	8,326
Indraprastha Gas, Ltd.	4,812	27,088
Indus Towers, Ltd. (A)	32,262	68,241
IndusInd Bank, Ltd.	6,467	107,604
Infibeam Avenues, Ltd. (A)	7,848	1,369
Info Edge India, Ltd.	979	51,164
Infosys, Ltd.	73,259	1,270,445
Ingersoll Rand India, Ltd.	449	17,514
Intellect Design Arena, Ltd.	4,460	39,506
InterGlobe Aviation, Ltd. (A)(B)	1,609	47,348
IOL Chemicals and Pharmaceuticals, Ltd.	2,378	12,484
Ipca Laboratories, Ltd.	5,746	60,662
IRB Infrastructure Developers, Ltd.	79,840	27,318
ISGEC Heavy Engineering, Ltd.	1,756	14,626
ITC, Ltd.	75,338	399,739
ITI, Ltd. (A)	7,849	11,332
J Kumar Infraprojects, Ltd.	3,610	17,980
Jaiprakash Power Ventures, Ltd. (A)	246,265	23,909
Jamna Auto Industries, Ltd.	8,736	12,636
JB Chemicals & Pharmaceuticals, Ltd.	1,561	52,420
JBM Auto, Ltd.	574	10,461
Jindal Saw, Ltd.	6,447	27,467
Jindal Stainless, Ltd.	31,849	176,616
Jindal Steel & Power, Ltd.	16,674	137,745
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	38

	Shares	Value
India (continued)
Jio Financial Services, Ltd. (A)	30,170	$87,464
JK Cement, Ltd.	1,466	58,099
JK Lakshmi Cement, Ltd.	1,846	15,057
JK Paper, Ltd.	7,345	32,486
JK Tyre & Industries, Ltd.	5,594	18,270
JM Financial, Ltd.	20,631	19,610
Johnson Controls-Hitachi Air Conditioning India, Ltd. (A)	126	1,920
JSW Energy, Ltd.	12,147	51,346
JSW Steel, Ltd.	13,371	125,901
Jubilant Foodworks, Ltd.	11,928	73,786
Jubilant Ingrevia, Ltd.	4,911	30,609
Jubilant Pharmova, Ltd.	4,250	24,238
Jyothy Labs, Ltd.	3,881	16,361
Kajaria Ceramics, Ltd.	3,087	54,917
Kalpataru Projects International, Ltd.	4,585	36,448
Kansai Nerolac Paints, Ltd.	10,595	42,281
Kaveri Seed Company, Ltd. (A)	1,406	9,247
KEC International, Ltd.	5,101	41,372
KEI Industries, Ltd.	2,534	82,624
Kennametal India, Ltd.	385	13,180
Kesoram Industries, Ltd. (A)	22,225	24,410
Kirloskar Brothers, Ltd.	1,081	10,721
Kirloskar Ferrous Industries, Ltd.	3,950	22,719
Kirloskar Oil Engines, Ltd.	5,185	30,464
KNR Constructions, Ltd.	10,900	36,315
Kotak Mahindra Bank, Ltd.	12,735	270,420
Kovai Medical Center and Hospital	325	10,590
KPIT Technologies, Ltd.	7,331	103,935
KPR Mill, Ltd.	3,672	33,559
KRBL, Ltd.	3,905	18,978
KSB, Ltd.	308	10,400
L&T Finance Holdings, Ltd.	22,468	33,895
L&T Technology Services, Ltd. (B)	854	45,323
Lakshmi Machine Works, Ltd.	116	21,495
Larsen & Toubro, Ltd.	9,733	319,124
Laurus Labs, Ltd. (B)	11,341	54,491
LG Balakrishnan & Bros, Ltd.	1,069	13,878
LIC Housing Finance, Ltd.	15,156	77,578
Linde India, Ltd.	419	31,788
LT Foods, Ltd.	10,845	21,631
LTIMindtree, Ltd. (B)	1,631	102,986
Lumax Auto Technologies, Ltd.	3,419	15,475
Lupin, Ltd.	3,718	49,004
LUX Industries, Ltd. (A)	400	7,149
39	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Mahanagar Gas, Ltd.	2,409	$29,691
Maharashtra Seamless, Ltd.	2,618	17,060
Mahindra & Mahindra Financial Services, Ltd.	11,444	41,269
Mahindra & Mahindra, Ltd.	16,748	318,906
Mahindra Holidays & Resorts India, Ltd. (A)	3,229	15,453
Mahindra Lifespace Developers, Ltd.	3,324	22,861
Mahindra Logistics, Ltd. (B)	2,513	11,828
Maithan Alloys, Ltd.	893	10,994
Manappuram Finance, Ltd.	27,016	50,312
Mangalam Cement, Ltd.	2,535	10,534
Mangalore Refinery & Petrochemicals, Ltd. (A)	16,715	19,200
Marico, Ltd.	14,374	99,672
Marksans Pharma, Ltd.	20,609	28,085
Maruti Suzuki India, Ltd.	448	54,081
MAS Financial Services, Ltd. (B)	338	3,330
Mastek, Ltd.	812	23,369
Max Financial Services, Ltd. (A)	1,846	20,724
Max Healthcare Institute, Ltd. (A)	7,764	55,079
Mayur Uniquoters, Ltd.	1,222	8,265
Meghmani Finechem, Ltd.	811	9,827
Meghmani Organics, Ltd.	8,623	8,650
Metropolis Healthcare, Ltd. (B)	1,819	29,513
Minda Corp., Ltd.	8,375	33,021
Mishra Dhatu Nigam, Ltd. (B)	2,117	10,473
MOIL, Ltd.	4,627	13,355
Monte Carlo Fashions, Ltd.	1,305	11,849
Motherson Sumi Wiring India, Ltd.	37,832	28,415
Motilal Oswal Financial Services, Ltd.	2,377	26,452
Mphasis, Ltd.	1,987	58,081
MRF, Ltd.	31	40,659
Mrs. Bectors Food Specialities, Ltd.	902	11,657
Multi Commodity Exchange of India, Ltd.	573	11,638
Muthoot Finance, Ltd.	4,445	67,616
Narayana Hrudayalaya, Ltd.	3,215	40,457
Natco Pharma, Ltd.	2,708	29,874
National Aluminium Company, Ltd.	63,721	72,366
Nava, Ltd.	3,801	19,263
Navin Fluorine International, Ltd.	679	37,792
Navneet Education, Ltd.	6,879	12,801
NBCC India, Ltd.	20,368	12,669
NCC, Ltd.	22,228	46,276
NESCO, Ltd.	1,774	15,502
Nestle India, Ltd.	671	178,109
Neuland Laboratories, Ltd.	633	28,817
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	40

	Shares	Value
India (continued)
Newgen Software Technologies, Ltd.	4,087	$41,181
NHPC, Ltd.	49,668	30,165
NIIT Learning Systems, Ltd. (A)	4,498	20,655
NIIT, Ltd. (A)	4,498	4,401
Nilkamal, Ltd.	400	11,906
Nippon Life India Asset Management, Ltd. (B)	4,760	17,933
NLC India, Ltd.	11,055	17,343
NMDC Steel, Ltd. (A)	25,624	17,508
NMDC, Ltd.	25,624	38,099
NOCIL, Ltd.	4,078	11,103
NTPC, Ltd.	63,667	168,501
Nuvama Wealth Management, Ltd. (A)(C)	297	10,171
Oberoi Realty, Ltd.	2,438	33,043
Oil & Natural Gas Corp., Ltd.	33,290	69,901
Oil India, Ltd.	11,025	36,273
One 97 Communications, Ltd. (A)	2,445	25,149
Oracle Financial Services Software, Ltd.	966	47,870
Orient Cement, Ltd.	11,602	27,021
Orient Electric, Ltd.	5,114	14,753
Page Industries, Ltd.	144	69,885
Paisalo Digital, Ltd.	12,720	9,318
Parag Milk Foods, Ltd. (A)(B)	3,025	7,100
PCBL, Ltd.	12,844	27,129
Persistent Systems, Ltd.	1,417	91,964
Petronet LNG, Ltd.	31,783	82,602
Pfizer, Ltd.	613	28,296
PI Industries, Ltd.	941	41,143
Pidilite Industries, Ltd.	1,910	57,767
Piramal Enterprises, Ltd.	4,632	58,971
Piramal Pharma, Ltd. (A)	11,725	14,535
Piramal Pharma, Ltd., Rights Offering (A)	1,149	1,426
PNB Housing Finance, Ltd. (A)(B)	5,066	39,904
PNC Infratech, Ltd.	3,706	14,857
Poly Medicure, Ltd.	1,086	19,242
Polycab India, Ltd.	1,510	93,237
Polyplex Corp., Ltd.	1,121	16,468
Power Finance Corp., Ltd.	52,704	164,278
Power Grid Corp. of India, Ltd.	46,280	136,933
Praj Industries, Ltd.	5,641	33,711
Prakash Industries, Ltd. (A)	13,616	18,949
Prestige Estates Projects, Ltd.	5,735	44,104
Pricol, Ltd. (A)	5,701	23,391
Prince Pipes & Fittings, Ltd.	1,195	10,340
Prism Johnson, Ltd. (A)	8,573	13,356
41	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Privi Speciality Chemicals, Ltd.	266	$3,741
Procter & Gamble Health, Ltd.	219	12,904
Procter & Gamble Hygiene & Health Care, Ltd.	209	40,230
PTC India, Ltd.	18,544	31,185
Punjab National Bank	48,156	36,541
PVR Inox, Ltd. (A)	2,798	60,436
Quess Corp., Ltd. (B)	3,110	16,097
Radico Khaitan, Ltd.	2,172	33,165
Rain Industries, Ltd.	8,295	16,260
Rajesh Exports, Ltd.	2,147	12,959
Rallis India, Ltd.	4,796	13,588
Ramkrishna Forgings, Ltd.	7,199	63,010
Rashtriya Chemicals & Fertilizers, Ltd.	12,255	18,003
Ratnamani Metals & Tubes, Ltd.	1,132	35,971
Raymond, Ltd.	2,169	52,312
RBL Bank, Ltd. (B)	17,612	50,605
REC, Ltd.	67,596	194,171
Redington, Ltd.	35,936	68,213
Redtape, Ltd. (A)	4,058	23,038
Relaxo Footwears, Ltd.	1,337	14,284
Reliance Industrial Infrastructure, Ltd.	1,517	18,637
Reliance Industries, Ltd.	30,170	876,834
Reliance Infrastructure, Ltd. (A)	6,026	13,570
Reliance Power, Ltd. (A)	134,173	31,102
Repco Home Finance, Ltd.	3,673	17,287
Rhi Magnesita India, Ltd.	1,053	9,157
RITES, Ltd.	3,309	19,974
RSWM, Ltd.	5,936	15,150
Safari Industries India, Ltd.	736	32,384
Samvardhana Motherson International, Ltd.	80,479	92,893
Sanofi India, Ltd.	330	28,285
Sarda Energy & Minerals, Ltd.	6,700	18,452
Saregama India, Ltd.	2,286	10,951
SBI Cards & Payment Services, Ltd.	4,759	46,879
SBI Life Insurance Company, Ltd. (B)	2,110	33,056
Schaeffler India, Ltd.	1,021	37,708
Sequent Scientific, Ltd. (A)	6,725	7,531
Seshasayee Paper & Boards, Ltd.	2,415	9,179
SH Kelkar & Company, Ltd. (B)	2,917	5,760
Sharda Cropchem, Ltd.	1,304	7,120
Sheela Foam, Ltd. (A)	1,064	14,422
Shilpa Medicare, Ltd.	1,871	8,353
Shipping Corp. of India Land & Assets, Ltd. (A)(C)	15,670	5,120
Shipping Corp. of India, Ltd.	15,670	24,518
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	42

	Shares	Value
India (continued)
Shoppers Stop, Ltd. (A)	2,741	$24,114
Shree Cement, Ltd.	104	29,886
Shree Renuka Sugars, Ltd. (A)	35,331	19,844
Shriram Finance, Ltd.	8,065	187,396
Siemens, Ltd.	933	44,203
SIS, Ltd. (A)	2,444	13,881
Siyaram Silk Mills, Ltd.	2,626	16,886
SKF India, Ltd.	758	47,588
Sobha, Ltd.	2,447	18,072
Solar Industries India, Ltd.	775	45,609
Somany Ceramics, Ltd.	1,288	11,190
Sonata Software, Ltd.	3,489	43,511
SRF, Ltd.	5,156	146,837
Star Cement, Ltd. (A)	7,528	14,274
State Bank of India	21,389	145,064
State Bank of India, GDR	1,310	88,471
Steel Authority of India, Ltd.	31,883	34,894
Sterlite Technologies, Ltd.	5,984	12,397
Strides Pharma Science, Ltd.	1,444	7,699
Styrenix Performance Materials, Ltd.	1,775	23,727
Subex, Ltd. (A)	34,640	15,050
Sudarshan Chemical Industries, Ltd.	1,793	10,948
Sumitomo Chemical India, Ltd.	2,769	14,752
Sun Pharmaceutical Industries, Ltd.	7,726	103,723
Sun TV Network, Ltd.	6,993	52,166
Sundaram Finance Holdings, Ltd.	10,043	15,008
Sundaram Finance, Ltd.	2,061	64,729
Sundaram-Clayton, Ltd. (A)(C)	333	4,108
Sundram Fasteners, Ltd.	4,560	69,485
Sunteck Realty, Ltd.	3,702	16,179
Suprajit Engineering, Ltd.	1,533	7,853
Supreme Industries, Ltd.	1,626	91,285
Supreme Petrochem, Ltd.	3,930	23,503
Surya Roshni, Ltd.	1,320	15,165
Suven Pharmaceuticals, Ltd.	3,709	23,101
Suzlon Energy, Ltd. (A)	211,428	62,660
Symphony, Ltd.	1,045	11,081
Syngene International, Ltd. (B)	5,386	50,406
Tamil Nadu Newsprint & Papers, Ltd.	4,436	13,380
Tamilnadu Petroproducts, Ltd.	8,594	9,286
Tanla Platforms, Ltd.	1,960	23,115
Tata Chemicals, Ltd.	4,660	59,644
Tata Coffee, Ltd.	3,642	10,781
Tata Communications, Ltd.	2,825	61,329
43	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Tata Consultancy Services, Ltd.	13,739	$557,179
Tata Consumer Products, Ltd.	2,618	26,450
Tata Elxsi, Ltd.	864	75,558
Tata Metaliks, Ltd.	1,562	17,371
Tata Motors, Ltd.	42,437	308,164
Tata Steel, Ltd.	234,691	350,033
TCI Express, Ltd.	501	8,483
TeamLease Services, Ltd. (A)	404	11,900
Tech Mahindra, Ltd.	15,486	224,933
Techno Electric & Engineering Company, Ltd.	4,863	31,414
Tejas Networks, Ltd. (A)(B)	1,526	16,064
The Great Eastern Shipping Company, Ltd.	5,963	55,003
The India Cements, Ltd.	6,706	19,223
The Indian Hotels Company, Ltd.	10,357	52,685
The Jammu & Kashmir Bank, Ltd.	18,203	19,620
The Karnataka Bank, Ltd.	11,008	29,479
The Karur Vysya Bank, Ltd.	23,642	34,520
The Phoenix Mills, Ltd.	3,443	74,813
The Ramco Cements, Ltd.	4,331	45,117
The South Indian Bank, Ltd.	46,489	13,040
The Tata Power Company, Ltd.	23,656	70,297
The Tinplate Company of India, Ltd.	2,180	10,156
Thermax, Ltd.	1,264	42,337
Thirumalai Chemicals, Ltd.	5,147	14,261
Thomas Cook India, Ltd.	8,758	12,160
Thyrocare Technologies, Ltd. (B)	792	5,185
Time Technoplast, Ltd.	8,084	14,439
Timken India, Ltd.	647	25,631
Titan Company, Ltd.	5,311	199,494
Torrent Pharmaceuticals, Ltd.	2,834	63,133
Torrent Power, Ltd.	5,386	42,707
TransIndia Real Estate, Ltd. (A)	2,220	936
Transport Corp. of India, Ltd.	1,175	11,500
Trent, Ltd.	2,939	72,868
Trident, Ltd.	101,374	44,770
Triveni Engineering & Industries, Ltd.	6,709	25,475
TTK Prestige, Ltd.	1,582	15,016
Tube Investments of India, Ltd.	3,028	105,065
TV Today Network, Ltd.	4,230	11,437
TV18 Broadcast, Ltd. (A)	11,410	6,641
TVS Holdings, Ltd.	333	20,665
TVS Motor Company, Ltd.	1,308	22,515
Uflex, Ltd.	1,548	8,893
Ujjivan Financial Services, Ltd.	9,128	53,438
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	44

	Shares	Value
India (continued)
UltraTech Cement, Ltd.	1,374	$137,894
Union Bank of India, Ltd.	31,080	32,235
United Breweries, Ltd.	1,013	18,543
United Spirits, Ltd. (A)	4,257	51,885
UNO Minda, Ltd.	5,940	43,204
UPL, Ltd.	19,026	135,963
Usha Martin, Ltd.	10,702	45,454
UTI Asset Management Company, Ltd.	2,205	19,853
VA Tech Wabag, Ltd. (A)	1,854	11,117
Vaibhav Global, Ltd.	4,525	24,151
Vakrangee, Ltd.	23,506	4,396
Vardhman Textiles, Ltd. (A)	7,427	35,053
Varroc Engineering, Ltd. (A)(B)	2,559	13,067
Varun Beverages, Ltd.	10,414	113,427
Vedanta, Ltd.	27,910	78,171
Venky’s India, Ltd.	488	11,685
Vesuvius India, Ltd.	256	10,373
V-Guard Industries, Ltd.	5,667	21,594
Vinati Organics, Ltd.	1,364	30,486
Vindhya Telelinks, Ltd.	901	23,860
VIP Industries, Ltd.	2,311	18,645
Visaka Industries, Ltd.	7,690	8,683
VL E-Governance & IT Solutions, Ltd. (A)	2,350	1,063
V-Mart Retail, Ltd. (A)	347	9,428
Vodafone Idea, Ltd. (A)	299,762	32,927
Voltamp Transformers, Ltd.	351	23,962
Voltas, Ltd.	3,595	37,802
VRL Logistics, Ltd.	1,532	12,444
VST Industries, Ltd.	252	11,138
VST Tillers Tractors, Ltd.	424	18,897
Welspun Corp., Ltd.	6,625	26,156
Welspun Enterprises, Ltd.	4,665	15,650
Welspun India, Ltd.	19,448	29,257
West Coast Paper Mills, Ltd.	2,240	15,813
Westlife Foodworld, Ltd.	1,598	18,109
Wipro, Ltd.	30,979	153,175
Wockhardt, Ltd. (A)	3,695	10,607
Yes Bank, Ltd. (A)	94,414	19,150
Zee Entertainment Enterprises, Ltd.	36,125	114,605
Zee Media Corp., Ltd. (A)	59,624	8,536
Zensar Technologies, Ltd.	4,737	30,266
Zomato, Ltd. (A)	31,233	37,129
Zydus Lifesciences, Ltd.	4,995	37,704
Zydus Wellnes, Ltd.	583	11,530
45	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Indonesia 2.2%		$3,810,082
ABM Investama Tbk PT	16,100	4,142
Ace Hardware Indonesia Tbk PT	416,900	19,977
Adaro Energy Indonesia Tbk PT	544,200	95,337
Adi Sarana Armada Tbk PT (A)	48,100	3,109
AKR Corporindo Tbk PT	325,500	29,906
Alam Sutera Realty Tbk PT (A)	750,400	9,016
Aneka Tambang Tbk	220,654	28,787
Arwana Citramulia Tbk PT	400,400	19,848
Astra Agro Lestari Tbk PT	44,600	22,241
Astra International Tbk PT	387,600	163,995
Asuransi Maximus Graha Persada Tbk PT (A)	277,300	910
Bakrie Telecom Tbk PT (A)(C)	22,579,900	37,065
Bank BTPN Syariah Tbk PT	232,600	32,979
Bank Bukopin Tbk PT (A)	1,585,300	10,097
Bank Central Asia Tbk PT	665,100	400,394
Bank Jago Tbk PT (A)	19,400	2,966
Bank Mandiri Persero Tbk PT	778,084	307,684
Bank Mayapada International Tbk PT (A)	212,800	6,707
Bank MNC Internasional Tbk PT (A)	1,272,000	7,016
Bank Negara Indonesia Persero Tbk PT	107,203	64,558
Bank OCBC Nisp Tbk PT	201,100	14,785
Bank Pan Indonesia Tbk PT (A)	191,900	16,445
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	117,300	9,126
Bank Pembangunan Daerah Jawa Timur Tbk PT	431,100	18,542
Bank Rakyat Indonesia Persero Tbk PT	736,227	268,205
Bank Syariah Indonesia Tbk PT	309,215	34,713
Bank Tabungan Negara Persero Tbk PT	252,723	20,819
Barito Pacific Tbk PT	327,768	23,025
BFI Finance Indonesia Tbk PT	444,100	34,980
BISI International Tbk PT	323,000	32,868
Buana Lintas Lautan Tbk PT (A)	605,600	3,897
Bukit Asam Tbk PT	184,700	34,663
Bumi Resources Minerals Tbk PT (A)	1,445,300	18,499
Bumi Resources Tbk PT (A)	2,090,700	18,945
Bumi Serpong Damai Tbk PT (A)	427,200	31,828
Bumi Teknokultura Unggul Tbk PT (A)	1,489,900	4,891
Capital Financial Indonesia Tbk PT (A)	369,300	15,397
Charoen Pokphand Indonesia Tbk PT (A)	70,220	23,854
Ciputra Development Tbk PT	455,461	34,092
Citra Marga Nusaphala Persada Tbk PT (A)	302,662	32,212
City Retail Developments Tbk PT (A)	1,918,900	17,616
Delta Dunia Makmur Tbk PT	278,000	7,517
Dharma Satya Nusantara Tbk PT	539,000	21,056
Elang Mahkota Teknologi Tbk PT	178,800	6,687
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	46

	Shares	Value
Indonesia (continued)
Erajaya Swasembada Tbk PT	459,100	$14,633
Garudafood Putra Putri Jaya Tbk PT	598,700	16,823
Gudang Garam Tbk PT	19,843	31,328
Hanson International Tbk PT (A)(C)	4,000,200	13,133
Harum Energy Tbk PT	261,700	26,787
Impack Pratama Industri Tbk PT	906,900	19,175
Indah Kiat Pulp & Paper Tbk PT	98,200	58,646
Indika Energy Tbk PT	129,600	17,008
Indo Tambangraya Megah Tbk PT	29,000	55,048
Indocement Tunggal Prakarsa Tbk PT	39,800	27,958
Indofood CBP Sukses Makmur Tbk PT	37,500	27,581
Indofood Sukses Makmur Tbk PT	85,600	39,883
Indomobil Sukses Internasional Tbk PT	56,500	6,696
Indosat Tbk PT	29,500	18,593
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	526,100	21,416
Inovisi Infracom Tbk PT (A)(C)	671,012	123
Japfa Comfeed Indonesia Tbk PT	311,000	26,326
Jasa Marga Persero Tbk PT	125,300	35,359
Kalbe Farma Tbk PT	242,400	28,839
Kapuas Prima Coal Tbk PT (A)	551,200	1,810
Lippo Karawaci Tbk PT (A)	1,947,337	12,523
Map Aktif Adiperkasa PT	435,000	23,136
Matahari Department Store Tbk PT	67,300	11,488
Mayora Indah Tbk PT	103,900	17,871
MD Pictures Tbk PT (A)	83,900	19,341
Medco Energi Internasional Tbk PT	376,992	26,491
Media Nusantara Citra Tbk PT	365,800	12,609
Medikaloka Hermina Tbk PT	277,500	25,483
Merdeka Copper Gold Tbk PT (A)	59,444	13,176
Metro Healthcare Indonesia Tbk PT (A)	53,800	1,819
Metrodata Electronics Tbk PT	480,800	16,572
Mitra Adiperkasa Tbk PT	359,500	45,689
Mitra Keluarga Karyasehat Tbk PT	151,700	28,200
MNC Digital Entertainment Tbk PT (A)	36,600	8,867
Pabrik Kertas Tjiwi Kimia Tbk PT	41,200	21,095
Pacific Strategic Financial Tbk PT (A)	134,200	9,781
Pakuwon Jati Tbk PT	592,000	17,482
Paninvest Tbk PT (A)	99,900	6,920
Perusahaan Gas Negara Tbk PT	332,800	30,024
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	237,500	15,902
Pool Advista Indonesia Tbk PT (A)(C)	37,300	122
PP Persero Tbk PT (A)	214,287	8,158
Puradelta Lestari Tbk PT	506,700	5,824
Ramayana Lestari Sentosa Tbk PT	152,300	5,650
47	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Indonesia (continued)
Rimo International Lestari Tbk PT (A)(C)	2,464,700	$8,092
Sampoerna Agro Tbk PT	618,600	84,467
Samudera Indonesia Tbk PT	787,500	18,606
Sarana Menara Nusantara Tbk PT	792,800	53,611
Sawit Sumbermas Sarana Tbk PT	130,600	10,546
Selamat Sempurna Tbk PT	99,900	13,382
Semen Indonesia Persero Tbk PT	99,411	44,360
Siloam International Hospitals Tbk PT	152,000	19,662
Sinar Mas Multiartha Tbk PT (A)	37,000	31,323
Sri Rejeki Isman Tbk PT (A)(C)	937,100	8,983
Sugih Energy Tbk PT (A)(C)	8,409,300	27,608
Sumber Alfaria Trijaya Tbk PT	358,800	68,376
Summarecon Agung Tbk PT	388,947	17,232
Surya Citra Media Tbk PT	1,093,500	10,625
Surya Esa Perkasa Tbk PT	506,900	20,126
Surya Semesta Internusa Tbk PT (A)	132,900	3,298
Suryainti Permata Tbk PT (A)(C)	1,802,000	0
Telkom Indonesia Persero Tbk PT	506,900	123,906
Temas Tbk PT	643,000	7,474
Tempo Scan Pacific Tbk PT	65,700	7,764
Timah Tbk PT	128,900	7,696
Tower Bersama Infrastructure Tbk PT	190,400	26,252
Trada Alam Minera Tbk PT (A)(C)	1,919,200	4,411
Transcoal Pacific Tbk PT	27,200	16,165
Trias Sentosa Tbk PT	706,000	28,500
Triputra Agro Persada PT	214,300	8,156
Truba Alam Manunggal Engineering PT (A)(C)	19,436,000	0
Tunas Baru Lampung Tbk PT	211,314	11,095
Ultrajaya Milk Industry & Trading Company Tbk PT	211,100	25,157
Unilever Indonesia Tbk PT	159,900	38,531
United Tractors Tbk PT	58,400	99,649
Vale Indonesia Tbk PT	65,100	25,195
Waskita Beton Precast Tbk PT (A)	592,800	1,948
Waskita Karya Persero Tbk PT (A)(C)	458,390	3,648
Wijaya Karya Persero Tbk PT (A)	178,676	4,621
XL Axiata Tbk PT	285,377	46,833
Ireland 0.0%		72,347
PDD Holdings, Inc., ADR (A)	731	72,347
Kuwait 0.5%		936,409
A’ayan Leasing & Investment Company KSCP	44,074	23,135
Agility Public Warehousing Company KSC (A)	5,465	10,189
ALAFCO Aviation Lease & Finance Company KSCP (A)	19,468	10,925
Alimtiaz Investment Group KSC (A)	65,366	14,902
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	48

	Shares	Value
Kuwait (continued)
Arabi Group Holding KSC (A)	4,732	$6,414
Boubyan Bank KSCP	9,865	19,514
Boursa Kuwait Securities Company KPSC	6,953	44,870
Burgan Bank SAK	9,840	6,159
Combined Group Contracting Company SAK	8,498	10,174
Gulf Bank KSCP	52,113	42,592
Gulf Cables & Electrical Industries Group Company KSCP	4,006	15,790
Heavy Engineering & Ship Building Company KSCP	6,123	14,051
Humansoft Holding Company KSC	3,637	38,072
Integrated Holding Company KCSC	10,813	14,549
Jazeera Airways Company KSCP	3,620	19,609
Kuwait Finance House KSCP	66,058	159,597
Kuwait Real Estate Company KSC	40,386	21,219
Kuwait Telecommunications Company	16,146	29,796
Mabanee Company KPSC	10,386	28,145
Mezzan Holding Company KSCC	12,560	21,226
Mobile Telecommunications Company KSCP	39,406	65,183
National Bank of Kuwait SAKP	75,494	225,285
National Industries Group Holding SAK	21,494	15,819
Salhia Real Estate Company KSCP	19,120	29,714
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	19,026	11,964
Warba Bank KSCP	57,552	37,516
Malaysia 1.8%		3,115,229
7-Eleven Malaysia Holdings BHD	7,039	2,915
Aeon Company M BHD	64,000	14,626
AEON Credit Service M BHD	5,700	13,521
AFFIN Bank BHD	22,570	9,336
Alliance Bank Malaysia BHD	43,600	32,442
Allianz Malaysia BHD	3,100	10,950
AMMB Holdings BHD	44,850	36,081
Astro Malaysia Holdings BHD	97,400	10,706
Axiata Group BHD	90,707	46,159
Bank Islam Malaysia BHD	27,500	12,392
Batu Kawan BHD	10,200	44,641
Berjaya Corp. BHD (A)	316,900	19,464
Bermaz Auto BHD	28,600	13,800
Boustead Plantations BHD	79,560	25,767
British American Tobacco Malaysia BHD	6,400	13,784
Bumi Armada BHD (A)	218,000	23,977
Bursa Malaysia BHD	25,300	37,629
Cahya Mata Sarawak BHD	29,300	7,390
Carlsberg Brewery Malaysia BHD	3,600	15,691
CelcomDigi BHD	43,080	40,680
49	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Malaysia (continued)
CIMB Group Holdings BHD	110,018	$133,367
D&O Green Technologies BHD	21,500	16,400
Dagang NeXchange BHD (A)	161,600	15,700
Dayang Enterprise Holdings BHD	35,200	13,193
Dialog Group BHD	48,660	21,482
DRB-Hicom BHD	45,900	14,255
Dufu Technology Corp. BHD	12,500	5,039
Duopharma Biotech BHD	30,001	7,433
Eco World Development Group BHD	30,700	6,820
Ekovest BHD (A)	197,200	22,927
FGV Holdings BHD	35,000	10,295
Fraser & Neave Holdings BHD	5,600	30,795
Frontken Corp. BHD	29,400	22,194
Gamuda BHD	43,107	41,849
Genetec Technology BHD (A)	41,400	21,259
Genting BHD	29,800	28,083
Genting Malaysia BHD	34,700	19,222
Genting Plantations BHD	20,400	23,620
Globetronics Technology BHD	39,686	13,607
Greatech Technology BHD (A)	17,200	16,689
Guan Chong BHD	16,900	7,596
HAP Seng Consolidated BHD	15,839	13,662
Hap Seng Plantations Holdings BHD	26,500	10,728
Hartalega Holdings BHD	66,700	28,093
Heineken Malaysia BHD	5,700	29,253
Hengyuan Refining Company BHD	24,300	16,333
Hextar Global BHD	51,000	8,302
Hibiscus Petroleum BHD	88,200	18,153
Hong Leong Bank BHD	5,434	23,381
Hong Leong Financial Group BHD	4,961	19,455
Hong Leong Industries BHD	5,300	10,228
IGB BHD	69,823	30,997
IHH Healthcare BHD	21,200	27,088
IJM Corp. BHD	92,260	35,212
Inari Amertron BHD	40,336	27,438
IOI Corp. BHD	43,100	37,447
IOI Properties Group BHD	48,571	17,051
JAKS Resources BHD (A)	114,140	4,912
Keck Seng Malaysia BHD	65,150	62,658
Kim Loong Resources BHD	27,200	10,793
Kossan Rubber Industries BHD	112,900	31,394
KPJ Healthcare BHD	99,900	25,009
Kuala Lumpur Kepong BHD	7,405	34,390
Lotte Chemical Titan Holding BHD (A)(B)	27,367	7,238
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	50

	Shares	Value
Malaysia (continued)
LPI Capital BHD	11,020	$28,157
Magnum BHD	35,653	9,140
Mah Sing Group BHD	64,500	10,979
Malakoff Corp. BHD	78,100	9,834
Malayan Banking BHD	50,278	98,695
Malaysia Airports Holdings BHD	22,532	35,779
Malaysia Building Society BHD	76,431	12,124
Malaysia Smelting Corp. BHD	29,300	14,062
Malaysian Pacific Industries BHD	2,238	13,883
Malaysian Resources Corp. BHD	124,363	12,066
Matrix Concepts Holdings BHD	75,400	24,866
Maxis BHD	33,685	29,121
Mega First Corp. BHD	34,200	24,498
MISC BHD	14,650	22,710
Mr. D.I.Y Group M BHD (B)	46,700	15,600
Muhibbah Engineering M BHD (A)	10,300	1,631
My EG Services BHD	127,981	21,917
Nestle Malaysia BHD	800	22,517
Oriental Holdings BHD	7,200	9,886
Padini Holdings BHD	21,500	18,280
Petron Malaysia Refining & Marketing BHD	10,000	9,653
Petronas Chemicals Group BHD	54,800	84,098
Petronas Dagangan BHD	8,100	38,760
Petronas Gas BHD	8,300	30,604
PPB Group BHD	8,900	30,149
Press Metal Aluminium Holdings BHD	56,500	59,060
Public Bank BHD	194,800	177,566
QL Resources BHD	21,735	25,330
RHB Bank BHD	33,336	40,297
Sam Engineering & Equipment M BHD	12,000	12,159
Sapura Energy BHD (A)	592,857	6,442
Sarawak Oil Palms BHD	11,700	6,422
Scientex BHD	38,100	31,039
SEG International BHD	33,942	4,789
Sime Darby BHD	53,874	26,671
Sime Darby Plantation BHD	49,714	47,177
Sime Darby Property BHD	130,274	20,644
SKP Resources BHD	21,625	4,496
SP Setia BHD Group	53,308	10,583
Sports Toto BHD	31,323	9,980
Sunway BHD	62,777	26,930
Supermax Corp. BHD	75,160	12,319
Syarikat Takaful Malaysia Keluarga BHD	29,319	23,489
Ta Ann Holdings BHD	15,400	12,058
51	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Malaysia (continued)
Tan Chong Motor Holdings BHD	3,800	$875
Telekom Malaysia BHD	16,018	17,618
Tenaga Nasional BHD	27,700	58,750
Thong Guan Industries BHD	18,800	8,149
TIME dotCom BHD	33,120	39,301
Top Glove Corp. BHD (A)	141,300	23,310
Tropicana Corp. BHD (A)	44,400	11,902
TSH Resources BHD	34,100	7,568
Uchi Technologies BHD	30,300	23,465
UMW Holdings BHD	14,100	14,482
Unisem M BHD	19,000	13,397
United Malacca BHD	29,750	32,958
United Plantations BHD	4,900	16,735
UWC BHD	20,500	15,471
Velesto Energy BHD (A)	250,631	12,672
ViTrox Corp. BHD	8,400	13,725
VS Industry BHD	205,700	42,596
Westports Holdings BHD	20,500	15,464
Yinson Holdings BHD	61,880	33,471
YTL Corp. BHD	152,561	51,712
YTL Power International BHD (A)	48,000	22,157
Mexico 3.2%		5,599,044
ALEATICA SAB de CV (A)	9,600	20,720
Alfa SAB de CV, Class A	190,450	126,107
Alpek SAB de CV	28,981	28,521
Alsea SAB de CV (A)	18,670	65,940
America Movil SAB de CV (A)	555,772	534,569
Arca Continental SAB de CV	6,272	61,247
Banco del Bajio SA (B)	31,497	99,162
Becle SAB de CV	11,448	30,899
Bolsa Mexicana de Valores SAB de CV	16,163	32,344
Cemex SAB de CV, Series CPO (A)	166,652	132,829
Coca-Cola Femsa SAB de CV	6,945	58,939
Consorcio ARA SAB de CV	65,252	14,351
Controladora AXTEL SAB DE CV (A)	190,450	1,999
Controladora Vuela Cia de Aviacion SAB de CV, Class A (A)	27,701	27,619
Corp. Inmobiliaria Vesta SAB de CV	16,677	61,659
Dine SAB de CV	103,700	154,177
El Puerto de Liverpool SAB de CV, Series C1	5,226	32,501
Fomento Economico Mexicano SAB de CV	15,085	168,894
GCC SAB de CV	5,743	55,128
Genomma Lab Internacional SAB de CV, Class B	33,557	27,219
Gentera SAB de CV	53,833	65,576
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	52

	Shares	Value
Mexico (continued)
Gruma SAB de CV, Class B	2,812	$46,775
Grupo Aeroportuario del Centro Norte SAB de CV	10,715	124,272
Grupo Aeroportuario del Pacifico SAB de CV, ADR	604	110,133
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	1,500	27,429
Grupo Aeroportuario del Sureste SAB de CV, ADR	152	41,387
Grupo Bimbo SAB de CV, Series A	19,046	93,708
Grupo Carso SAB de CV, Series A1	7,409	58,566
Grupo Comercial Chedraui SA de CV	7,796	43,697
Grupo Elektra SAB de CV	346	23,763
Grupo Financiero Banorte SAB de CV, Series O	40,737	345,788
Grupo Financiero Inbursa SAB de CV, Series O (A)	21,468	48,097
Grupo Gigante SAB de CV (A)	166,920	270,686
Grupo Herdez SAB de CV	9,671	23,766
Grupo Hotelero Santa Fe SAB de CV (A)	83,186	19,613
Grupo Industrial Saltillo SAB de CV	23,930	42,736
Grupo KUO SAB de CV, Series B	136,788	320,821
Grupo Mexico SAB de CV, Series B	52,069	248,886
Grupo Rotoplas SAB de CV (A)	7,367	10,918
Grupo Simec SAB de CV, Series B (A)	12,062	139,363
Grupo Televisa SAB, Series CPO	55,564	49,729
Grupo Traxion SAB de CV (A)(B)	17,500	31,725
Hoteles City Express SAB de CV (A)	17,674	6,945
Industrias CH SAB de CV, Series B (A)	14,379	164,456
Industrias Penoles SAB de CV (A)	3,093	43,772
Kimberly-Clark de Mexico SAB de CV, Class A	31,478	70,893
La Comer SAB de CV	23,059	49,822
Megacable Holdings SAB de CV, Series CPO	40,736	98,600
Minera Frisco SAB de CV, Series A1 (A)	554,562	82,287
Nemak SAB de CV (A)(B)	93,240	20,507
Operadora de Sites Mexicanos SAB de CV, Class A1	17,589	16,547
Orbia Advance Corp. SAB de CV	31,165	69,365
Organizacion Cultiba SAB de CV (A)	45,332	31,240
Organizacion Soriana SAB de CV, Series B (A)	386,061	661,153
Promotora y Operadora de Infraestructura SAB de CV	7,381	70,488
Promotora y Operadora de Infraestructura SAB de CV, L Shares	4,040	24,879
Qualitas Controladora SAB de CV	4,704	37,007
Regional SAB de CV	7,096	52,280
Sitios Latinoamerica SAB de CV (A)	11,773	4,965
Vitro SAB de CV, Series A	21,684	25,435
Wal-Mart de Mexico SAB de CV	37,070	146,145
Netherlands 0.0%		57,281
NEPI Rockcastle NV	9,595	57,281
53	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Panama 0.0%		$1,182
BAC Holding International Corp. (A)	22,589	1,182
Peru 0.1%		105,342
Cementos Pacasmayo SAA, ADR	2,115	11,252
Cia de Minas Buenaventura SAA, ADR (D)	2,497	21,324
Credicorp, Ltd.	370	52,329
Fossal SAA, ADR (C)	5	0
Intercorp Financial Services, Inc.	876	20,437
Philippines 0.9%		1,582,976
8990 Holdings, Inc. (A)	111,700	18,283
Aboitiz Equity Ventures, Inc.	37,540	31,177
Aboitiz Power Corp.	37,100	23,409
ACEN Corp.	57,600	5,091
ACR Mining Corp. (A)(C)	3,145	994
Alliance Global Group, Inc.	165,600	36,563
Apex Mining Company, Inc.	210,000	10,090
Ayala Corp.	2,700	29,352
Ayala Land, Inc.	54,500	26,116
Bank of the Philippine Islands	31,254	60,701
BDO Unibank, Inc.	38,618	94,945
Belle Corp.	887,000	19,084
Bloomberry Resorts Corp. (A)	164,300	32,097
Cebu Air, Inc. (A)	7,800	4,971
Century Pacific Food, Inc.	56,050	26,791
China Banking Corp.	63,035	34,397
COL Financial Group, Inc.	100,000	5,311
Converge Information and Communications Technology Solutions, Inc. (A)	96,400	13,220
Cosco Capital, Inc.	126,900	11,515
D&L Industries, Inc.	183,300	21,578
DMCI Holdings, Inc.	134,700	22,971
Emperador, Inc.	80,000	29,523
Filinvest Land, Inc.	909,750	10,440
First Gen Corp.	19,700	6,705
First Philippine Holdings Corp.	16,990	18,914
Ginebra San Miguel, Inc.	1,670	4,874
Global Ferronickel Holdings, Inc.	186,000	8,698
Globe Telecom, Inc.	1,220	38,816
GT Capital Holdings, Inc.	2,746	27,752
Integrated Micro-Electronics, Inc. (A)	54,655	3,957
International Container Terminal Services, Inc.	13,990	51,133
JG Summit Holdings, Inc.	43,297	27,924
Jollibee Foods Corp.	9,140	38,238
LT Group, Inc.	87,200	14,048
Manila Electric Company	5,260	31,946
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	54

	Shares	Value
Philippines (continued)
Max’s Group, Inc.	52,200	$4,055
Megaworld Corp.	515,500	18,113
Metropolitan Bank & Trust Company	59,704	58,184
Monde Nissin Corp. (B)	107,700	13,689
Nickel Asia Corp.	255,060	23,183
Petron Corp.	165,900	10,256
Philex Mining Corp.	67,800	3,343
Philippine Stock Exchange, Inc.	12,074	34,501
Phoenix Petroleum Philippines, Inc. (A)	100,600	8,879
PLDT, Inc.	1,960	39,777
Puregold Price Club, Inc.	59,300	29,222
RFM Corp.	101,000	5,585
Rizal Commercial Banking Corp.	184,093	74,712
Robinsons Land Corp.	107,596	27,764
Robinsons Retail Holdings, Inc.	27,050	23,624
San Miguel Corp.	16,534	30,513
San Miguel Food and Beverage, Inc.	21,830	19,628
Security Bank Corp.	23,437	33,313
Semirara Mining & Power Corp.	49,820	28,152
Shell Pilipinas Corp. (A)	11,500	2,838
SM Investments Corp.	1,295	19,037
SM Prime Holdings, Inc.	51,904	26,764
Synergy Grid & Development Phils, Inc.	91,700	12,956
Top Frontier Investment Holdings, Inc. (A)	24,482	42,630
Union Bank of the Philippines	63,116	76,907
Universal Robina Corp.	16,050	31,680
Vista Land & Lifescapes, Inc.	295,200	8,287
Vistamalls, Inc.	172,400	7,580
Wilcon Depot, Inc.	66,800	26,180
Poland 1.0%		1,736,638
11 Bit Studios SA (A)	110	18,709
AB SA	911	14,399
Alior Bank SA (A)	4,624	62,865
Allegro.eu SA (A)(B)	4,288	34,298
Amica SA (A)	140	2,744
Arctic Paper SA	2,018	7,556
Asseco Poland SA	3,050	54,180
Auto Partner SA	4,431	21,309
Bank Handlowy w Warszawie SA	1,388	29,115
Bank Millennium SA (A)	25,326	37,282
Bank Polska Kasa Opieki SA	2,160	56,389
Benefit Systems SA (A)	96	39,518
Boryszew SA	1,940	2,915
55	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Poland (continued)
Budimex SA	351	$38,187
CCC SA (A)	1,168	12,607
CD Projekt SA	687	24,522
Cognor Holding SA	12,233	24,462
Cyfrowy Polsat SA	7,415	24,368
Dino Polska SA (A)(B)	663	60,798
Dom Development SA	481	17,940
Enea SA (A)	9,798	20,873
Eurocash SA	3,066	11,852
Globe Trade Centre SA	16,195	22,053
Grenevia SA (A)	18,129	15,790
Grupa Azoty SA (A)	2,417	14,724
Grupa Kety SA	368	57,187
ING Bank Slaski SA (A)	539	25,538
Inter Cars SA	183	25,650
Jastrzebska Spolka Weglowa SA (A)	2,183	19,121
KGHM Polska Miedz SA	3,582	98,775
KRUK SA (A)	480	46,515
LiveChat Software SA	519	16,817
LPP SA	25	84,103
Lubelski Wegiel Bogdanka SA	888	7,499
mBank SA (A)	266	27,626
Mirbud SA	3,984	6,361
Mo-BRUK SA	230	15,867
Neuca SA	170	29,979
Orange Polska SA	19,328	33,523
ORLEN SA	15,485	236,408
PGE Polska Grupa Energetyczna SA (A)	18,713	38,412
PKP Cargo SA (A)	3,024	11,011
Polimex-Mostostal SA (A)	12,255	12,549
Powszechna Kasa Oszczednosci Bank Polski SA (A)	3,995	36,078
Powszechny Zaklad Ubezpieczen SA	4,992	49,994
Santander Bank Polska SA (A)	397	35,717
Selvita SA (A)	567	9,307
Tauron Polska Energia SA (A)	42,147	43,677
TEN Square Games SA	339	6,733
Tim SA	1,007	11,661
Votum SA	1,615	19,422
Warsaw Stock Exchange	1,251	11,133
Wirtualna Polska Holding SA	890	22,655
XTB SA (B)	3,472	27,865
Qatar 0.9%		1,501,169
Aamal Company	78,358	18,143
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	56

	Shares	Value
Qatar (continued)
Al Khaleej Takaful Group QSC	17,210	$13,275
Al Meera Consumer Goods Company QSC	4,910	18,609
Baladna (A)	74,126	28,750
Barwa Real Estate Company	43,759	31,453
Commercial Bank PSQC	78,823	122,964
Doha Bank QPSC	109,395	51,664
Estithmar Holding QPSC (A)	21,991	13,482
Gulf International Services QSC	55,100	39,797
Gulf Warehousing Company	16,297	14,488
Industries Qatar QSC	10,015	33,983
Lesha Bank LLC (A)	68,401	26,463
Mannai Corp. QSC	13,134	18,115
Masraf Al Rayan QSC	72,162	43,976
Mazaya Real Estate Development QPSC (A)	25,140	5,207
Medicare Group	16,566	27,307
Mesaieed Petrochemical Holding Company	38,594	19,492
Ooredoo QPSC	27,091	80,384
Qatar Aluminum Manufacturing Company	104,316	38,173
Qatar Electricity & Water Company QSC	6,797	33,377
Qatar Fuel QSC	8,284	36,413
Qatar Gas Transport Company, Ltd.	86,554	88,092
Qatar Insurance Company SAQ (A)	47,574	30,650
Qatar International Islamic Bank QSC	12,175	33,058
Qatar Islamic Bank SAQ	8,121	43,074
Qatar National Bank QPSC	99,106	424,560
Qatar National Cement Company QSC	24,401	23,447
Qatar Navigation QSC	12,104	31,793
Salam International Investment, Ltd., QSC (A)	80,910	15,670
United Development Company QSC	78,676	24,172
Vodafone Qatar QSC	116,699	59,286
Zad Holding Company	3,124	11,852
Russia 0.0%		32,146
Gazprom PJSC, ADR (A)(C)	30,453	3,350
LUKOIL PJSC, ADR (A)(C)	3,474	6,809
Magnitogorsk Iron & Steel Works PJSC, GDR (A)(C)	2,363	543
MMC Norilsk Nickel PJSC, ADR (A)(C)	5,418	2,980
Mobile TeleSystems PJSC, ADR (A)(C)	7,477	1,421
Novatek PJSC, GDR (A)(C)	143	711
Novolipetsk Steel PJSC, GDR (A)(C)	1,198	827
PhosAgro PJSC, GDR (A)(C)	1,991	1,633
Rostelecom PJSC, ADR (A)(C)	3,714	557
RusHydro PJSC, ADR (A)(C)	28,619	859
Sberbank of Russia PJSC, ADR (A)(C)	23,885	8,360
57	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Russia (continued)
Severstal PAO, GDR (A)(C)	2,129	$958
Tatneft PJSC, ADR (A)(C)	2,610	2,662
VTB Bank PJSC, GDR (A)(C)	23,800	476
Saudi Arabia 3.6%		6,337,792
Abdul Mohsen Al-Hokair Tourism and Development Company (A)	45,690	28,125
Abdullah Al Othaim Markets Company	16,760	65,025
ACWA Power Company	594	30,534
Advanced Petrochemical Company	5,333	60,464
Al Hammadi Holding	2,243	32,126
Al Jouf Agricultural Development Company	889	11,471
Al Jouf Cement Company (A)	6,148	19,915
Al Moammar Information Systems Company	585	25,957
Al Rajhi Bank	24,548	471,918
Al Rajhi Company for Co-operative Insurance (A)	370	15,841
Al Yamamah Steel Industries Company (A)	977	6,205
AlAbdullatif Industrial Investment Company (A)	1,143	5,140
Alandalus Property Company	4,585	30,285
Alaseel Company	6,260	8,660
Aldrees Petroleum and Transport Services Company	2,038	73,912
Alinma Bank	16,531	162,421
AlJazira Takaful Ta’awuni Company (A)	2,472	12,526
Allianz Saudi Fransi Cooperative Insurance Company (A)	1,752	8,134
Almarai Company JSC	5,502	92,921
Alujain Corp. (A)	1,265	16,787
Arab National Bank	8,498	58,403
Arabian Cement Company	2,332	21,440
Arabian Centres Company, Ltd.	4,247	25,361
Arabian Contracting Services Company	643	35,917
Arriyadh Development Company	5,023	28,632
Astra Industrial Group	2,790	68,308
Bank AlBilad	9,636	110,042
Bank Al-Jazira (A)	8,895	42,014
Banque Saudi Fransi	10,729	109,583
Bawan Company	1,965	18,386
Bupa Arabia for Cooperative Insurance Company	1,311	70,420
City Cement Company	1,425	7,743
Dallah Healthcare Company	1,278	47,700
Dar Al Arkan Real Estate Development Company (A)	15,555	77,128
Dr Sulaiman Al Habib Medical Services Group Company	1,743	112,765
Eastern Province Cement Company	818	9,265
Electrical Industries Company (A)	2,696	32,127
Emaar Economic City (A)	16,600	37,204
Etihad Etisalat Company	17,243	207,437
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	58

	Shares	Value
Saudi Arabia (continued)
Fawaz Abdulaziz Al Hokair & Company (A)	2,750	$15,511
Gulf Insurance Group	566	4,872
Hail Cement Company	5,731	19,660
Halwani Brothers Company (A)	466	6,768
Herfy Food Services Company	703	6,518
Jarir Marketing Company	13,850	54,496
Jazan Energy and Development Company (A)	1,882	7,409
L’Azurde Company for Jewelry	4,437	16,386
Leejam Sports Company JSC	843	34,425
Maharah Human Resources Company	1,194	20,146
Mediterranean & Gulf Insurance & Reinsurance Company (A)	2,406	9,308
Methanol Chemicals Company (A)	3,350	20,415
Middle East Healthcare Company (A)	2,038	31,811
Middle East Paper Company	2,257	19,952
Mobile Telecommunications Company Saudi Arabia	25,921	93,286
Mouwasat Medical Services Company	1,982	58,057
Najran Cement Company	4,857	16,173
Nama Chemicals Company (A)	2,002	17,220
National Company for Learning & Education	705	21,783
National Gas & Industrialization Company	1,152	19,624
National Gypsum (A)	1,677	10,505
National Industrialization Company (A)	11,918	40,417
National Medical Care Company	1,407	45,541
Northern Region Cement Company	4,267	12,883
Rabigh Refining & Petrochemical Company (A)	17,266	47,502
Riyad Bank	20,144	163,360
SABIC Agri-Nutrients Company	6,107	223,790
Sahara International Petrochemical Company	13,711	133,096
Saudi Airlines Catering Company	2,131	61,193
Saudi Arabian Mining Company (A)	27,886	300,399
Saudi Arabian Oil Company (B)	35,352	329,189
Saudi Automotive Services Company	1,130	20,184
Saudi Awwal Bank	13,370	127,553
Saudi Basic Industries Corp.	16,613	391,255
Saudi Cement Company	3,305	47,663
Saudi Ceramic Company	1,342	10,386
Saudi Chemical Company Holding	21,910	26,106
Saudi Company For Hardware CJSC (A)	1,537	13,146
Saudi Electricity Company	12,156	67,055
Saudi Ground Services Company (A)	2,496	22,123
Saudi Industrial Investment Group	6,947	47,751
Saudi Industrial Services Company	1,613	11,805
Saudi Kayan Petrochemical Company (A)	32,690	106,015
Saudi Marketing Company	1,952	12,397
59	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Saudi Arabia (continued)
Saudi Pharmaceutical Industries & Medical Appliances Corp. (A)	1,447	$14,476
Saudi Public Transport Company (A)	3,653	17,503
Saudi Real Estate Company (A)	4,698	16,645
Saudi Reinsurance Company (A)	5,359	28,557
Saudi Research & Media Group (A)	1,347	63,646
Saudi Telecom Company	31,225	331,341
Saudia Dairy & Foodstuff Company	624	53,198
Seera Group Holding (A)	7,450	57,579
SHL Finance Company	2,058	10,421
Sinad Holding Company (A)	1,612	4,913
Southern Province Cement Company	1,999	24,889
Tabuk Cement Company (A)	2,710	10,776
The Company for Cooperative Insurance	3,204	99,042
The National Agriculture Development Company (A)	1,158	15,070
The Qassim Cement Company	1,062	18,909
The Saudi Investment Bank	12,910	57,085
The Saudi National Bank	11,547	109,965
The Savola Group	10,817	109,147
Umm Al-Qura Cement Company (A)	2,052	9,206
United Electronics Company	1,527	30,955
United International Transportation Company	1,703	33,364
Walaa Cooperative Insurance Company (A)	1,753	8,730
Yamama Cement Company	3,651	32,106
Yanbu Cement Company	2,788	27,034
Yanbu National Petrochemical Company	5,859	66,024
Zamil Industrial Investment Company (A)	3,557	23,835
Singapore 0.1%		75,754
BOC Aviation, Ltd. (B)	10,100	75,754
South Africa 2.9%		5,163,473
Absa Group, Ltd.	16,567	159,731
Adcock Ingram Holdings, Ltd.	2,963	8,653
Advtech, Ltd.	30,094	32,727
AECI, Ltd.	4,099	23,400
African Rainbow Minerals, Ltd.	5,406	51,052
Afrimat, Ltd.	6,949	20,590
Alexander Forbes Group Holdings, Ltd.	42,430	13,072
Anglo American Platinum, Ltd.	1,584	55,241
AngloGold Ashanti, Ltd.	3,625	61,708
Aspen Pharmacare Holdings, Ltd.	8,619	78,637
Astral Foods, Ltd.	1,655	14,983
Aveng, Ltd. (A)	15,919	6,879
AVI, Ltd.	13,299	50,883
Barloworld, Ltd.	9,995	44,831
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	60

	Shares	Value
South Africa (continued)
Bid Corp., Ltd.	6,809	$152,886
Blue Label Telecoms, Ltd. (A)	40,650	6,799
Capitec Bank Holdings, Ltd.	618	51,830
Cashbuild, Ltd.	822	7,962
Caxton & CTP Publishers & Printers, Ltd.	83,154	44,487
Clicks Group, Ltd.	6,396	92,599
Coronation Fund Managers, Ltd.	8,366	14,158
Curro Holdings, Ltd.	9,885	5,222
DataTec, Ltd.	10,224	19,832
Dis-Chem Pharmacies, Ltd. (B)	19,455	24,566
Discovery, Ltd. (A)	8,788	68,206
DRDGOLD, Ltd.	25,471	25,616
Exxaro Resources, Ltd.	8,271	73,200
Famous Brands, Ltd.	2,192	6,996
FirstRand, Ltd.	81,771	317,714
Gold Fields, Ltd., ADR	25,603	323,366
Grindrod, Ltd.	18,631	10,499
Harmony Gold Mining Company, Ltd., ADR	15,869	65,380
Hudaco Industries, Ltd.	763	6,170
Impala Platinum Holdings, Ltd.	26,286	135,324
Investec, Ltd.	6,401	37,552
Italtile, Ltd.	28,750	18,432
JSE, Ltd.	3,574	18,209
KAP, Ltd.	162,563	21,371
Kumba Iron Ore, Ltd.	2,004	43,884
Lewis Group, Ltd.	2,550	5,026
Life Healthcare Group Holdings, Ltd.	71,118	80,575
Metair Investments, Ltd. (A)	12,087	11,855
MiX Telematics, Ltd., ADR	2,273	15,570
Momentum Metropolitan Holdings	112,429	119,642
Motus Holdings, Ltd.	10,226	54,913
Mpact, Ltd.	6,725	10,420
Mr. Price Group, Ltd.	10,379	72,640
MTN Group, Ltd.	47,426	301,590
MultiChoice Group	13,459	55,920
Naspers, Ltd., N Shares	356	60,425
Nedbank Group, Ltd.	11,131	127,412
Netcare, Ltd.	67,767	47,497
Ninety One, Ltd.	8,381	17,725
Northam Platinum Holdings, Ltd. (A)	7,939	52,496
Oceana Group, Ltd.	6,191	22,680
Old Mutual, Ltd.	126,551	84,756
Omnia Holdings, Ltd.	9,420	27,106
Pepkor Holdings, Ltd. (B)	81,308	70,122
61	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Africa (continued)
Pick n Pay Stores, Ltd.	14,046	$25,933
PPC, Ltd. (A)	113,640	15,590
PSG Financial Services, Ltd.	35,031	25,892
Raubex Group, Ltd.	10,511	14,387
RCL Foods, Ltd.	10,269	5,993
Reunert, Ltd.	7,864	24,975
Sanlam, Ltd.	20,270	72,870
Santam, Ltd.	2,073	32,638
Sappi, Ltd.	38,495	81,603
Sasol, Ltd.	11,907	153,436
Shoprite Holdings, Ltd.	9,748	136,046
Sibanye Stillwater, Ltd.	25,077	37,837
Sibanye Stillwater, Ltd., ADR (D)	21,654	131,007
Southern Sun, Ltd. (A)	52,665	12,889
Standard Bank Group, Ltd.	16,246	165,870
Sun International, Ltd.	11,101	21,686
Super Group, Ltd.	33,291	60,128
Telkom SA SOC, Ltd. (A)	16,120	23,149
The Bidvest Group, Ltd.	9,112	137,479
The Foschini Group, Ltd.	18,194	100,418
The SPAR Group, Ltd.	11,363	62,022
Thungela Resources, Ltd.	7,200	57,005
Tiger Brands, Ltd.	7,794	67,322
Transaction Capital, Ltd.	23,453	8,001
Truworths International, Ltd.	12,341	47,363
Tsogo Sun, Ltd.	15,051	9,839
Vodacom Group, Ltd.	9,372	53,457
Wilson Bayly Holmes-Ovcon, Ltd. (A)	3,159	19,075
Woolworths Holdings, Ltd.	25,117	98,710
Zeda, Ltd. (A)	12,459	7,836
South Korea 12.7%		22,390,953
ABLBio, Inc. (A)	1,287	17,670
Advanced Nano Products Company, Ltd.	154	18,342
Advanced Process Systems Corp.	1,012	13,968
Aekyung Chemical Company, Ltd.	1,138	13,562
AfreecaTV Company, Ltd.	596	36,778
Ahnlab, Inc.	288	14,125
Ajin Industrial Company, Ltd. (A)	2,965	10,181
AK Holdings, Inc.	804	11,749
Alteogen, Inc. (A)	591	20,200
ALUKO Company, Ltd. (A)	3,314	9,311
Amorepacific Corp.	352	35,601
AMOREPACIFIC Group	998	25,363
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	62

	Shares	Value
South Korea (continued)
Anam Electronics Company, Ltd. (A)	6,576	$10,107
Ananti, Inc. (A)	2,455	15,174
Aprogen Biologics (A)	18,480	6,702
APS, Inc. (A)	1,060	6,714
APTC Company, Ltd. (A)	1,450	15,181
Asia Cement Company, Ltd.	1,937	14,658
Asia Paper Manufacturing Company, Ltd.	151	4,323
Atinum Investment Company, Ltd.	6,093	12,958
BGF Company, Ltd.	2,408	6,597
BGF retail Company, Ltd.	220	26,013
BH Company, Ltd.	1,811	32,958
Binex Company, Ltd. (A)	1,385	9,281
Binggrae Company, Ltd.	278	11,718
Bioneer Corp. (A)	221	7,152
BIT Computer Company, Ltd.	489	2,287
BNK Financial Group, Inc.	7,863	40,534
Boditech Med, Inc.	681	10,206
Bookook Securities Company, Ltd.	368	6,082
Boryung	912	6,472
Bosung Power Technology Company, Ltd. (A)	1,899	4,828
Bukwang Pharmaceutical Company, Ltd. (A)	919	4,691
Byucksan Corp.	6,701	18,284
Cafe24 Corp. (A)	605	6,197
Caregen Company, Ltd.	755	23,736
Celltrion Healthcare Company, Ltd.	666	32,588
Celltrion Pharm, Inc. (A)	268	13,925
Celltrion, Inc.	1,647	179,237
Chabiotech Company, Ltd. (A)	1,250	16,622
Cheil Worldwide, Inc.	2,558	36,464
Chemtronics Company, Ltd.	1,041	17,801
Cheryong Electric Company, Ltd.	496	9,837
Choa Pharmaceutical Company (A)	887	1,274
Choil Aluminum Company, Ltd. (A)	12,301	25,194
Chong Kun Dang Pharmaceutical Corp.	435	28,577
Chongkundang Holdings Corp.	208	8,594
Chorokbaem Media Company, Ltd. (A)(C)	888	3,626
Chosun Refractories Company, Ltd. (A)	293	6,794
Chunbo Company, Ltd.	135	15,348
CJ CGV Company, Ltd. (A)	909	5,398
CJ CheilJedang Corp.	463	104,626
CJ Corp.	502	26,672
CJ ENM Company, Ltd. (A)	696	30,623
CJ Logistics Corp.	437	26,064
Classys, Inc.	1,010	29,568
63	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
CMG Pharmaceutical Company, Ltd. (A)	4,018	$7,414
Com2uS Corp.	281	10,064
Com2uS Holdings Corp. (A)	325	7,400
ContentreeJoongAng Corp. (A)	206	2,493
Coreana Cosmetics Company, Ltd. (A)	428	1,576
Cosmax, Inc. (A)	262	30,389
CosmoAM&T Company, Ltd. (A)	196	23,332
Cosmochemical Company, Ltd. (A)	622	20,405
Coway Company, Ltd.	2,533	82,710
CR Holdings Company, Ltd.	696	4,603
CrystalGenomics Invites Company, Ltd. (A)	2,100	5,473
CS Wind Corp.	504	24,181
CTC BIO, Inc. (A)	644	6,445
Cuckoo Holdings Company, Ltd.	645	10,440
Cuckoo Homesys Company, Ltd.	761	13,062
D.I Corp.	851	4,983
Daea TI Company, Ltd. (A)	1,930	4,608
Daedong Corp.	657	5,061
Daeduck Company, Ltd.	2,950	14,544
Daeduck Electronics Company, Ltd.	1,054	22,989
Daehan Steel Company, Ltd.	1,190	11,331
Daejoo Electronic Materials Company, Ltd.	405	30,216
Daesang Corp.	1,153	15,630
Daewon Pharmaceutical Company, Ltd.	733	9,542
Daewoo Engineering & Construction Company, Ltd. (A)	7,816	27,164
Daewoong Company, Ltd.	971	10,462
Daewoong Pharmaceutical Company, Ltd.	135	10,644
Daihan Pharmaceutical Company, Ltd.	428	8,917
Daishin Securities Company, Ltd.	1,799	19,591
Danal Company, Ltd. (A)	1,829	5,309
Daol Investment & Securities Company, Ltd.	4,881	14,924
Daou Data Corp.	986	11,069
Daou Technology, Inc.	1,699	23,853
Dasan Networks, Inc. (A)	946	3,665
Dawonsys Company, Ltd. (A)	1,186	13,083
DB Financial Investment Company, Ltd.	3,443	10,595
DB HiTek Company, Ltd.	1,083	43,744
DB Insurance Company, Ltd.	2,087	128,888
Dentium Company, Ltd.	219	20,432
Deutsch Motors, Inc.	2,653	9,746
DGB Financial Group, Inc.	6,891	39,063
DI Dong Il Corp.	1,364	24,265
Digital Daesung Company, Ltd.	3,558	15,958
DIO Corp. (A)	618	13,835
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	64

	Shares	Value
South Korea (continued)
DL Construction Company, Ltd.	688	$6,204
DL E&C Company, Ltd.	1,770	41,454
DL Holdings Company, Ltd.	706	20,384
DN Automotive Corp.	252	16,913
Dong-A Socio Holdings Company, Ltd.	161	11,862
Dong-A ST Company, Ltd.	234	10,896
Dongbang Transport Logistics Company, Ltd. (A)	7,986	12,647
Dongjin Semichem Company, Ltd.	1,174	30,223
DongKook Pharmaceutical Company, Ltd.	903	9,615
Dongkuk CM Company, Ltd. (A)	1,032	6,363
Dongkuk Holdings Company, Ltd.	549	4,956
Dongkuk Steel Mill Company, Ltd. (A)	1,712	12,849
Dongsuh Companies, Inc.	1,160	15,699
Dongsung Chemical Company, Ltd.	982	3,550
Dongsung Finetec Company, Ltd.	639	6,611
Dongwha Enterprise Company, Ltd. (A)	429	11,601
Dongwon Development Company, Ltd.	3,761	9,812
Dongwon F&B Company, Ltd.	345	7,829
Dongwon Industries Company, Ltd.	510	13,506
Dongwon Systems Corp.	324	8,534
Doosan Bobcat, Inc.	2,300	93,462
Doosan Company, Ltd.	217	19,277
Doosan Enerbility Company, Ltd. (A)	5,602	77,101
Doosan Fuel Cell Company, Ltd. (A)	821	15,346
Doosan Tesna, Inc.	1,135	41,856
DoubleUGames Company, Ltd.	350	11,299
Douzone Bizon Company, Ltd.	422	10,812
Dreamtech Company, Ltd.	1,544	14,642
Duk San Neolux Company, Ltd. (A)	413	13,333
E1 Corp.	458	19,880
Easy Holdings Company, Ltd.	6,196	14,029
Ecopro BM Company, Ltd.	689	168,729
Ecopro Company, Ltd.	338	320,650
Ecopro HN Company, Ltd.	540	37,876
Ehwa Technologies Information Company, Ltd. (A)(C)	6,572	4,470
Elentec Company, Ltd.	980	8,659
E-MART, Inc.	551	30,727
ENF Technology Company, Ltd.	543	8,712
Eo Technics Company, Ltd.	333	42,585
Eugene Corp.	3,338	8,994
Eugene Investment & Securities Company, Ltd.	7,899	25,106
Eugene Technology Company, Ltd.	653	16,958
F&F Company, Ltd.	645	50,192
FarmStory Company, Ltd.	14,890	22,297
65	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Fila Holdings Corp.	852	$24,396
Fine Semitech Corp.	1,035	16,671
Foosung Company, Ltd.	3,859	34,092
Genexine, Inc. (A)	1,426	10,833
Geumhwa PSC Company, Ltd.	327	7,073
Global Standard Technology Company, Ltd.	1,187	22,310
GOLFZON Company, Ltd.	153	10,578
Gradiant Corp.	512	5,484
Grand Korea Leisure Company, Ltd. (A)	1,534	18,754
Green Cross Corp.	350	30,586
Green Cross Holdings Corp.	976	10,314
GS Engineering & Construction Corp.	1,417	15,555
GS Holdings Corp.	2,343	66,501
GS Retail Company, Ltd.	1,892	33,833
HAESUNG DS Company, Ltd.	506	26,204
Han Kuk Carbon Company, Ltd.	1,873	20,502
Hana Financial Group, Inc.	7,962	237,926
Hana Materials, Inc.	766	25,668
Hana Micron, Inc.	1,530	24,528
Handok, Inc.	440	4,441
Handsome Company, Ltd.	592	8,491
Hanil Cement Company, Ltd.	1,300	12,405
Hanil Hyundai Cement Company, Ltd.	101	1,281
Hanjin Kal Corp.	732	24,579
Hanjin Transportation Company, Ltd.	574	9,220
Hankook Shell Oil Company, Ltd.	51	8,737
Hankook Tire & Technology Company, Ltd.	3,181	93,112
Hanmi Pharm Company, Ltd.	218	48,548
Hanmi Semiconductor Company, Ltd.	993	44,806
HanmiGlobal Company, Ltd.	473	8,512
Hanon Systems	6,064	41,752
Hansae Company, Ltd.	698	10,297
Hansae Yes24 Holdings Company, Ltd.	769	2,555
Hansol Chemical Company, Ltd.	257	31,345
Hansol Holdings Company, Ltd.	3,858	8,330
Hansol Paper Company, Ltd.	1,635	13,065
Hansol Technics Company, Ltd.	2,094	10,273
Hanssem Company, Ltd.	268	11,991
Hanwha Aerospace Company, Ltd.	559	48,157
Hanwha Corp.	1,297	24,514
Hanwha Galleria Corp. (A)	1,652	1,650
Hanwha General Insurance Company, Ltd. (A)	6,667	21,116
Hanwha Investment & Securities Company, Ltd. (A)	8,046	15,223
Hanwha Life Insurance Company, Ltd. (A)	11,044	20,990
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	66

	Shares	Value
South Korea (continued)
Hanwha Solutions Corp. (A)	1,464	$40,296
Hanwha Systems Company, Ltd.	2,252	22,850
Hanyang Eng Company, Ltd.	1,161	14,508
Hanyang Securities Company, Ltd.	2	14
Harim Company, Ltd.	7,616	17,813
Harim Holdings Company, Ltd.	3,064	16,768
HB SOLUTION Company, Ltd.	836	3,455
HD Hyundai Company, Ltd.	1,854	82,820
HD Hyundai Construction Equipment Company, Ltd.	457	24,574
HD Hyundai Electric Company, Ltd.	685	36,432
HD Hyundai Energy Solutions Company, Ltd.	528	12,404
HD Hyundai Infracore Company, Ltd.	5,410	42,998
HD Korea Shipbuilding & Offshore Engineering Company, Ltd. (A)	555	51,898
HDC Hyundai Development Co-Engineering & Construction, Series E	2,487	19,395
Helixmith Company, Ltd. (A)	642	2,423
HFR, Inc. (A)	1,182	23,480
Hite Jinro Company, Ltd.	1,846	27,084
HJ Magnolia Yongpyong Hotel & Resort Corp. (A)	1,056	2,623
HL Holdings Corp.	659	17,887
HL Mando Company, Ltd.	1,426	45,143
HLB Life Science Company, Ltd. (A)	2,420	15,789
HLB, Inc. (A)	1,239	27,009
HMM Company, Ltd.	9,356	117,780
Homecast Company, Ltd. (A)	1,134	3,859
Hotel Shilla Company, Ltd.	893	59,487
HS Industries Company, Ltd.	3,265	8,862
Hugel, Inc. (A)	171	14,503
Huons Global Company, Ltd.	661	12,475
Husteel Company, Ltd.	4,051	14,843
Huvis Corp. (A)	1,370	7,535
Huvitz Company, Ltd.	672	12,116
Hwa Shin Company, Ltd.	1,306	12,815
Hwaseung Enterprise Company, Ltd.	2,793	16,148
HYBE Company, Ltd. (A)	159	30,360
Hy-Lok Corp.	1,283	25,643
Hyosung Advanced Materials Corp.	79	26,965
Hyosung Chemical Corp. (A)	80	6,375
Hyosung Corp.	244	11,695
Hyosung Heavy Industries Corp. (A)	67	10,148
Hyosung TNC Corp.	131	32,749
Hyundai Autoever Corp.	271	35,975
Hyundai BNG Steel Company, Ltd.	218	2,170
Hyundai Department Store Company, Ltd.	380	19,934
Hyundai Elevator Company, Ltd.	946	32,190
67	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Hyundai Engineering & Construction Company, Ltd.	2,087	$55,977
Hyundai GF Holdings	2,228	6,185
Hyundai Glovis Company, Ltd.	630	82,147
Hyundai Green Food (A)	1,183	11,255
Hyundai Home Shopping Network Corp.	441	14,549
Hyundai Livart Furniture Company, Ltd. (A)	1,313	8,043
Hyundai Marine & Fire Insurance Company, Ltd.	2,053	46,943
Hyundai Mipo Dockyard Company, Ltd. (A)	337	23,166
Hyundai Mobis Company, Ltd.	612	106,846
Hyundai Motor Company	2,796	399,504
Hyundai Rotem Company, Ltd. (A)	807	18,755
Hyundai Steel Company	3,070	83,947
Hyundai Wia Corp.	378	16,449
IA, Inc. (A)	25,761	10,207
Iljin Holdings Company, Ltd.	4,893	15,719
Ilyang Pharmaceutical Company, Ltd.	639	7,739
iMarketKorea, Inc.	1,567	10,959
InBody Company, Ltd.	1,525	30,215
Industrial Bank of Korea	7,253	59,005
Innocean Worldwide, Inc.	383	11,774
Innox Advanced Materials Company, Ltd.	866	24,880
Inscobee, Inc. (A)	4,497	4,326
Insun ENT Company, Ltd. (A)	1,874	11,925
INTOPS Company, Ltd.	657	14,671
Inzi Controls Company, Ltd.	2,349	17,787
IS Dongseo Company, Ltd. (A)	819	19,648
ISC Company, Ltd.	274	20,664
i-SENS, Inc.	1,052	26,407
ISU Chemical Company, Ltd.	896	13,789
ISU Specialty Chemical (A)	128	27,139
IsuPetasys Company, Ltd.	811	21,021
Jahwa Electronics Company, Ltd. (A)	1,148	23,970
JB Financial Group Company, Ltd.	5,533	40,605
JC Chemical Company, Ltd.	1,880	10,713
Jeil Savings Bank (A)(C)	1,850	0
Jeisys Medical, Inc. (A)	2,251	23,864
Jeju Air Company, Ltd. (A)	2,164	21,190
Jeju Semiconductor Corp. (A)	5,245	17,541
Jusung Engineering Company, Ltd.	1,645	34,017
JVM Company, Ltd.	218	5,590
JW Pharmaceutical Corp.	772	26,872
JYP Entertainment Corp.	663	56,229
Kakao Corp.	835	30,304
Kakao Games Corp. (A)	762	16,370
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	68

	Shares	Value
South Korea (continued)
KakaoBank Corp.	1,221	$24,288
Kangwon Land, Inc.	1,542	18,079
KAON Group Company, Ltd.	372	1,667
KB Financial Group, Inc.	10,019	408,136
KC Company, Ltd.	703	9,329
KC Tech Company, Ltd.	460	7,595
KCC Corp.	243	40,113
KCC Glass Corp.	684	21,647
KCTC	3,415	10,604
KEPCO Engineering & Construction Company, Inc.	302	15,108
KEPCO Plant Service & Engineering Company, Ltd.	870	22,065
KG Chemical Corp.	3,205	19,766
KG DONGBUSTEEL	2,195	13,779
KG Eco Technology Service Company, Ltd.	1,715	20,078
Kginicis Company, Ltd.	1,735	14,495
KGMobilians Company, Ltd.	1,431	6,121
KH Vatec Company, Ltd.	1,068	12,134
Kia Corp.	8,457	512,613
KISWIRE, Ltd.	688	11,416
KIWOOM Securities Company, Ltd.	424	33,091
KMW Company, Ltd. (A)	436	3,674
Koh Young Technology, Inc.	1,589	15,601
Kolmar BNH Company, Ltd.	589	8,232
Kolmar Korea Company, Ltd.	453	19,784
Kolmar Korea Holdings Company, Ltd.	571	6,676
Kolon Corp.	754	10,539
Kolon Industries, Inc.	1,245	47,781
KoMiCo, Ltd.	489	19,990
Korea Aerospace Industries, Ltd.	707	27,003
Korea Circuit Company, Ltd. (A)	877	11,049
Korea Electric Power Corp. (A)	3,750	50,470
Korea Electric Terminal Company, Ltd.	438	17,621
Korea Gas Corp. (A)	863	16,369
Korea Investment Holdings Company, Ltd.	817	32,093
Korea Line Corp. (A)	8,922	12,110
Korea Petrochemical Industrial Company, Ltd.	150	14,581
Korea Real Estate Investment & Trust Company, Ltd.	13,600	12,761
Korea United Pharm, Inc.	348	7,164
Korea Zinc Company, Ltd.	117	46,584
Korean Air Lines Company, Ltd.	5,562	95,783
Korean Reinsurance Company	6,216	37,241
KPX Chemical Company, Ltd.	134	4,501
Krafton, Inc. (A)	422	49,407
KSS LINE, Ltd.	1,928	11,779
69	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
KT Corp.	1,250	$31,179
KT Skylife Company, Ltd.	2,656	12,756
KT&G Corp.	1,506	98,946
Kukdo Chemical Company, Ltd.	337	13,860
Kum Yang Company, Ltd. (A)	196	19,086
Kumho HT, Inc. (A)	18,438	11,886
Kumho Petrochemical Company, Ltd.	790	74,486
Kumho Tire Company, Inc. (A)	6,125	22,892
KUMHOE&C Company, Ltd.	1,164	4,691
Kwang Dong Pharmaceutical Company, Ltd.	1,959	9,480
KX Innovation Company, Ltd.	1,202	4,056
Kyeryong Construction Industrial Company, Ltd.	1,232	13,932
Kyongbo Pharmaceutical Company, Ltd.	455	2,676
Kyung Dong Navien Company, Ltd.	334	13,248
Kyungdong Pharm Company, Ltd.	2,317	11,772
Kyung-In Synthetic Corp.	2,294	7,516
L&C Bio Company, Ltd.	662	18,248
L&F Company, Ltd.	451	73,173
LabGenomics Company, Ltd. (A)	5,344	23,294
LB Semicon, Inc. (A)	1,498	7,919
LEENO Industrial, Inc.	261	33,133
LF Corp.	1,828	20,150
LG Chem, Ltd.	388	170,840
LG Corp.	1,568	97,276
LG Display Company, Ltd. (A)	1,935	19,576
LG Display Company, Ltd., ADR (A)	8,246	41,395
LG Electronics, Inc.	3,991	297,016
LG H&H Company, Ltd.	129	45,268
LG HelloVision Company, Ltd.	2,843	8,564
LG Innotek Company, Ltd.	460	93,783
LG Uplus Corp.	9,491	74,986
LIG Nex1 Company, Ltd.	395	25,297
Lock&Lock Company, Ltd.	920	4,070
Lotte Chemical Corp.	238	24,563
Lotte Chilsung Beverage Company, Ltd.	242	23,765
Lotte Corp.	1,241	23,404
Lotte Energy Materials Corp.	293	10,779
LOTTE Fine Chemical Company, Ltd.	703	32,092
Lotte Non-Life Insurance Company, Ltd. (A)	7,292	9,739
Lotte Shopping Company, Ltd.	386	20,718
Lotte Wellfood Company, Ltd.	206	17,352
LS Corp.	565	45,715
LS Electric Company, Ltd.	319	24,052
LX Hausys, Ltd.	473	18,296
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	70

	Shares	Value
South Korea (continued)
LX Holdings Corp.	2,817	$17,276
LX International Corp.	1,440	33,018
LX Semicon Company, Ltd.	383	25,768
Macquarie Korea Infrastructure Fund	9,437	87,419
Maeil Dairies Company, Ltd.	256	8,632
Mcnex Company, Ltd.	678	14,907
Medytox, Inc.	185	34,573
Meerecompany, Inc.	83	2,535
MegaStudyEdu Company, Ltd.	501	19,504
Meritz Financial Group, Inc. (A)	2,873	118,727
MiCo, Ltd. (A)	1,727	14,459
Mirae Asset Life Insurance Company, Ltd. (A)	6,888	20,861
Mirae Asset Securities Company, Ltd.	7,370	37,095
Mirae Asset Venture Investment Company, Ltd. (A)	2,606	9,708
Miwon Commercial Company, Ltd.	98	12,305
Miwon Specialty Chemical Company, Ltd.	99	10,036
MK Electron Company, Ltd.	1,378	15,712
Moorim P&P Company, Ltd.	3,759	9,534
Motrex Company, Ltd.	1,716	23,596
Multicampus Company, Ltd.	178	4,388
Myoung Shin Industrial Company, Ltd. (A)	1,165	18,790
MyungMoon Pharm Company, Ltd. (A)	1,061	1,909
Namhae Chemical Corp.	1,084	6,301
Namsun Aluminum Company, Ltd. (A)	7,722	14,910
NAVER Corp.	424	68,634
NCSoft Corp.	335	63,646
Neowiz (A)	886	23,601
Neowiz Holdings Corp. (A)	409	8,263
Nepes Ark Corp. (A)	942	16,039
NEPES Corp. (A)	486	6,495
Netmarble Corp. (A)(B)	464	15,023
Nexen Tire Corp.	4,056	24,433
NEXTIN, Inc.	476	29,303
NH Investment & Securities Company, Ltd.	2,917	22,712
NHN Corp. (A)	718	14,109
NHN KCP Corp.	1,233	8,472
NI Steel Company, Ltd.	1,981	9,402
NICE Holdings Company, Ltd.	1,125	11,945
Nice Information & Telecommunication, Inc.	598	10,425
NICE Information Service Company, Ltd.	1,825	13,518
Nong Woo Bio Company, Ltd.	564	3,511
NongShim Company, Ltd.	120	41,591
NOROO Paint & Coatings Company, Ltd.	430	2,981
OCI Company, Ltd. (A)	267	25,704
71	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
OCI Holdings Company, Ltd.	590	$41,035
Orion Corp.	923	85,006
Orion Holdings Corp.	1,265	14,555
Osung Advanced Materials Company, Ltd. (A)	5,009	6,855
Ottogi Corp.	88	24,486
Pan Ocean Company, Ltd.	14,756	49,736
Paradise Company, Ltd. (A)	1,307	16,644
Park Systems Corp.	234	31,819
Partron Company, Ltd.	1,950	11,955
Pearl Abyss Corp. (A)	412	15,032
People & Technology, Inc.	844	44,646
PharmaResearch Company, Ltd.	170	18,611
Pharmicell Company, Ltd. (A)	1,235	6,494
PI Advanced Materials Company, Ltd.	558	12,518
Poongsan Corp.	1,263	33,693
Posco DX Company, Ltd.	1,242	52,615
POSCO Future M Company, Ltd.	107	36,316
POSCO Holdings, Inc.	625	273,277
Posco International Corp.	658	39,400
PSK, Inc.	1,312	18,569
Pulmuone Company, Ltd.	814	6,978
RFHIC Corp.	601	7,907
S-1 Corp.	916	38,647
Sajodaerim Corp.	926	20,030
Sam Chun Dang Pharm Company, Ltd. (A)	567	37,652
Sam Young Electronics Company, Ltd.	1,240	8,364
Sam Yung Trading Company, Ltd.	901	8,690
Sambu Engineering & Construction Company, Ltd. (A)	10,696	28,124
Samchully Company, Ltd.	63	5,219
Samick THK Company, Ltd.	534	5,438
Samjin Pharmaceutical Company, Ltd.	502	8,491
Samkee Corp. (A)	5,031	10,077
Samkee EV Company, Ltd. (A)	236	1,071
SAMPYO Cement Company, Ltd.	2,549	6,482
Samsung Biologics Company, Ltd. (A)(B)	98	54,598
Samsung C&T Corp.	947	74,925
Samsung Card Company, Ltd.	1,362	30,847
Samsung Electro-Mechanics Company, Ltd.	1,686	172,416
Samsung Electronics Company, Ltd.	75,696	3,828,420
Samsung Electronics Company, Ltd., GDR	794	1,000,748
Samsung Engineering Company, Ltd. (A)	2,863	73,547
Samsung Fire & Marine Insurance Company, Ltd.	1,072	199,693
Samsung Heavy Industries Company, Ltd. (A)	4,081	27,175
Samsung Life Insurance Company, Ltd.	1,023	52,287
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	72

	Shares	Value
South Korea (continued)
Samsung SDI Company, Ltd.	260	$120,588
Samsung SDS Company, Ltd.	480	51,513
Samsung Securities Company, Ltd.	2,467	69,628
SAMT Company, Ltd.	6,335	12,783
Samwha Capacitor Company, Ltd.	526	15,797
Samyang Corp.	253	8,764
Samyang Foods Company, Ltd.	292	42,898
Samyang Holdings Corp.	267	14,092
Sangsangin Company, Ltd. (A)	3,162	11,009
Saramin Company, Ltd.	326	4,932
SD Biosensor, Inc.	1,807	17,091
Seah Besteel Holdings Corp.	1,462	26,071
SeAH Holdings Corp.	61	5,056
SeAH Steel Corp.	195	20,531
SeAH Steel Holdings Corp.	93	13,066
Sebang Company, Ltd.	571	5,354
Sebang Global Battery Company, Ltd.	496	22,455
Seegene, Inc.	2,115	35,467
Sejong Industrial Company, Ltd.	995	5,112
Seojin System Company, Ltd. (A)	1,392	16,928
Seoul Semiconductor Company, Ltd.	1,598	14,259
Seoyon Company, Ltd.	2,013	11,606
Seoyon E-Hwa Company, Ltd.	1,858	22,340
Sewon E&C Company, Ltd. (A)(C)	4,490	863
SFA Engineering Corp.	833	20,932
SFA Semicon Company, Ltd. (A)	2,349	8,865
SGC Energy Company, Ltd.	730	14,519
SGC eTec E&C Company, Ltd.	205	3,301
Shin Heung Energy & Electronics Company, Ltd.	599	22,633
Shinhan Financial Group Company, Ltd.	11,487	308,560
Shinsegae Food Company, Ltd.	221	6,652
Shinsegae International, Inc.	545	7,778
Shinsegae, Inc.	327	50,151
Shinsung Delta Tech Company, Ltd.	400	14,605
Shinsung E&G Company, Ltd. (A)	12,585	28,059
Shinyoung Securities Company, Ltd.	377	16,057
SIMMTECH Company, Ltd.	552	15,102
SIMMTECH HOLDINGS Company, Ltd.	4,459	9,465
SIMPAC, Inc.	4,651	15,144
SK Biopharmaceuticals Company, Ltd. (A)	446	28,879
SK Bioscience Company, Ltd. (A)	424	23,569
SK Chemicals Company, Ltd.	152	7,225
SK D&D Company, Ltd.	481	7,857
SK Discovery Company, Ltd.	404	12,800
73	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
SK Gas, Ltd.	234	$22,280
SK Hynix, Inc.	13,144	1,208,593
SK IE Technology Company, Ltd. (A)(B)	460	31,366
SK Innovation Company, Ltd. (A)	1,469	197,039
SK Networks Company, Ltd.	9,038	49,269
SK Oceanplant Company, Ltd. (A)	1,455	23,746
SK Securities Company, Ltd.	33,889	16,628
SK Telecom Company, Ltd.	1,749	63,531
SK, Inc.	842	91,938
SKC Company, Ltd.	361	24,947
SL Corp.	916	24,770
SM Entertainment Company, Ltd.	343	35,644
SNT Holdings Company, Ltd.	302	3,652
SNT Motiv Company, Ltd.	643	23,794
S-Oil Corp.	1,607	88,761
Solid, Inc.	2,651	11,913
SOLUM Company, Ltd. (A)	1,423	32,739
Solus Advanced Materials Company, Ltd.	459	11,336
Songwon Industrial Company, Ltd.	862	12,696
Soulbrain Company, Ltd.	162	27,845
Soulbrain Holdings Company, Ltd.	248	7,327
Spigen Korea Company, Ltd.	296	7,252
SSANGYONG C&E Company, Ltd.	4,522	18,802
ST Pharm Company, Ltd.	358	21,965
STIC Investments, Inc.	1,746	10,068
Studio Dragon Corp. (A)	258	10,063
Sugentech, Inc.	1,465	7,505
Suheung Company, Ltd.	579	13,142
Sung Kwang Bend Company, Ltd.	1,291	14,898
Sungshin Cement Company, Ltd.	1,538	10,648
Sungwoo Hitech Company, Ltd.	3,363	25,684
Sunjin Company, Ltd.	1,060	6,596
Sunny Electronics Corp. (A)	1,058	1,943
Suprema, Inc. (A)	225	3,682
SY Company, Ltd. (A)	1,552	5,173
Synopex, Inc. (A)	11,209	40,015
Systems Technology, Inc.	946	20,177
Tae Kyung Industrial Company, Ltd.	604	3,562
Taekwang Industrial Company, Ltd.	15	6,874
Taeyoung Engineering & Construction Company, Ltd.	2,164	6,323
Taihan Electric Wire Company, Ltd. (A)	2,202	21,966
Taihan Fiberoptics Company, Ltd. (A)	8,404	11,488
TCC Steel	830	34,642
TechWing, Inc.	2,472	14,089
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	74

	Shares	Value
South Korea (continued)
Telechips, Inc.	1,208	$20,349
TES Company, Ltd.	818	12,146
The Nature Holdings Company, Ltd.	1,348	22,055
Theragen Etex Company, Ltd. (A)	1,048	3,643
TK Corp.	1,251	19,429
TKG Huchems Company, Ltd.	1,256	21,026
Tokai Carbon Korea Company, Ltd.	189	13,105
Tongyang Life Insurance Company, Ltd. (A)	3,769	12,587
Toptec Company, Ltd.	1,541	9,645
TSE Company, Ltd.	653	20,777
TY Holdings Company, Ltd.	1,334	7,015
TYM Corp.	3,991	17,859
Uju Electronics Company, Ltd.	578	6,464
Unid Company, Ltd.	170	7,465
Union Semiconductor Equipment & Materials Company, Ltd.	1,777	11,288
Uniquest Corp.	1,605	19,844
Unison Company, Ltd. (A)	8,470	10,194
Value Added Technology Company, Ltd.	533	13,824
Webzen, Inc.	1,268	13,626
Whanin Pharmaceutical Company, Ltd.	637	7,088
Winix, Inc.	1,393	10,187
WiSoL Company, Ltd.	1,676	7,882
WIZIT Company, Ltd. (A)	3,288	1,745
Won Tech Company, Ltd. (A)	2,119	23,876
Wonik Holdings Company, Ltd. (A)	3,450	8,577
WONIK IPS Company, Ltd.	1,338	31,163
Wonik QnC Corp.	792	16,800
Woongjin Thinkbig Company, Ltd.	5,571	10,336
Woori Financial Group, Inc.	21,573	194,082
Woori Technology Investment Company, Ltd. (A)	4,199	11,109
Woori Technology, Inc. (A)	3,129	3,247
Woorison F&G Company, Ltd.	2,437	3,397
Y G-1 Company, Ltd.	1,316	5,700
YG Entertainment, Inc.	319	19,653
YJM Games Company, Ltd. (A)	1,588	1,086
Youlchon Chemical Company, Ltd.	1,067	25,892
Young Poong Precision Corp.	1,950	20,084
Youngone Corp.	961	39,003
Youngone Holdings Company, Ltd.	249	14,110
Yuanta Securities Korea Company, Ltd.	8,310	15,982
Yuhan Corp.	505	27,798
Yungjin Pharmaceutical Company, Ltd. (A)	3,547	6,648
Zeus Company, Ltd.	989	30,991
Zinus, Inc.	1,264	25,222
75	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Spain 0.0%		$16,362
AmRest Holdings SE (A)	2,461	16,362
Taiwan 16.3%		28,799,297
Abico Avy Company, Ltd.	11,089	8,924
Ability Enterprise Company, Ltd.	24,000	17,499
AcBel Polytech, Inc.	23,396	34,007
Accton Technology Corp.	7,796	116,272
Acer, Inc.	51,510	59,060
ACES Electronic Company, Ltd.	11,000	9,591
Acter Group Corp., Ltd.	3,394	16,656
A-DATA Technology Company, Ltd.	10,000	27,195
Addcn Technology Company, Ltd.	2,603	16,254
Advanced Ceramic X Corp.	2,000	12,134
Advanced Energy Solution Holding Company, Ltd.	1,000	19,579
Advanced International Multitech Company, Ltd.	8,000	19,008
Advanced Wireless Semiconductor Company (A)	4,000	12,158
Advancetek Enterprise Company, Ltd.	17,000	18,248
Advantech Company, Ltd.	4,111	44,240
Aerospace Industrial Development Corp.	11,000	21,385
AGV Products Corp.	59,000	23,493
Airtac International Group	1,816	52,312
Alchip Technologies, Ltd.	1,000	76,928
ALI Corp. (A)	19,000	10,740
All Ring Tech Company, Ltd.	10,000	34,130
Allied Supreme Corp.	2,000	17,545
Allis Electric Company, Ltd.	4,326	6,855
Alltek Technology Corp.	11,445	12,461
Alltop Technology Company, Ltd.	2,000	10,745
Alpha Networks, Inc.	12,000	14,928
Altek Corp.	10,000	11,150
Amazing Microelectronic Corp.	4,931	16,834
AMPOC Far-East Company, Ltd.	7,000	14,601
AmTRAN Technology Company, Ltd.	18,900	7,232
Anpec Electronics Corp.	3,000	12,767
Apacer Technology, Inc.	8,000	13,471
Apex Biotechnology Corp.	8,060	6,873
Apex International Company, Ltd.	9,000	16,110
Arcadyan Technology Corp.	8,898	41,462
Ardentec Corp.	19,363	37,901
Argosy Research, Inc.	7,000	29,806
ASE Technology Holding Company, Ltd., ADR	29,238	240,336
Asia Cement Corp.	53,608	67,151
Asia Optical Company, Inc.	9,710	19,428
Asia Pacific Telecom Company, Ltd. (A)	116,666	22,812
Asia Polymer Corp.	29,994	23,801
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	76

	Shares	Value
Taiwan (continued)
Asia Vital Components Company, Ltd.	7,346	$76,852
ASIX Electronics Corp.	5,000	17,604
ASMedia Technology, Inc.	1,000	30,769
ASPEED Technology, Inc.	1,100	92,793
Asustek Computer, Inc.	11,528	145,241
Aten International Company, Ltd.	4,000	10,275
Audix Corp.	6,000	10,912
AUO Corp. (A)	149,800	83,650
AURAS Technology Company, Ltd.	3,000	26,868
Aurora Corp.	4,000	9,533
Axiomtek Company, Ltd.	9,894	28,073
Bafang Yunji International Company, Ltd.	3,000	15,835
Bank of Kaohsiung Company, Ltd. (A)	44,887	17,606
Basso Industry Corp.	8,700	10,677
BenQ Materials Corp.	23,000	25,664
BES Engineering Corp.	45,200	14,260
Bioteque Corp.	3,000	10,204
Bora Pharmaceuticals Company, Ltd.	1,299	29,161
Brighton-Best International Taiwan, Inc.	28,000	28,989
C Sun Manufacturing, Ltd.	8,240	11,757
Calin Technology Company, Ltd. (A)	10,000	12,727
Capital Securities Corp.	64,826	30,087
Career Technology MFG. Company, Ltd.	29,599	21,067
Castles Technology Company, Ltd.	5,000	16,444
Caswell, Inc.	3,000	7,817
Catcher Technology Company, Ltd.	16,000	90,527
Cathay Financial Holding Company, Ltd. (A)	91,825	131,295
Cathay Real Estate Development Company, Ltd.	19,000	9,042
Center Laboratories, Inc.	18,902	30,507
Central Reinsurance Company, Ltd. (A)	21,837	16,102
Chailease Holding Company, Ltd.	26,187	145,980
Chang Hwa Commercial Bank, Ltd.	71,266	38,676
Chang Wah Electromaterials, Inc.	14,090	13,455
Chang Wah Technology Company, Ltd.	17,500	19,148
Channel Well Technology Company, Ltd.	7,000	18,767
Charoen Pokphand Enterprise	12,611	38,392
CHC Resources Corp.	7,000	11,459
Chen Full International Company, Ltd.	14,000	17,064
Chenbro Micom Company, Ltd.	3,000	21,695
Cheng Loong Corp.	47,480	42,558
Cheng Mei Materials Technology Corp. (A)	39,132	14,741
Cheng Shin Rubber Industry Company, Ltd.	56,031	69,605
Cheng Uei Precision Industry Company, Ltd.	16,000	23,447
Chia Chang Company, Ltd.	10,000	13,330
77	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Chia Hsin Cement Corp.	17,431	$10,270
Chicony Electronics Company, Ltd.	22,455	72,811
Chicony Power Technology Company, Ltd.	12,305	45,171
Chief Telecom, Inc.	3,300	38,259
Chieftek Precision Company, Ltd.	7,700	15,582
China Airlines, Ltd.	119,820	84,924
China Bills Finance Corp.	43,000	19,778
China Development Financial Holding Corp. (A)	271,192	100,755
China Electric Manufacturing Corp.	35,000	19,040
China General Plastics Corp.	13,690	10,369
China Man-Made Fiber Corp. (A)	59,001	14,752
China Metal Products Company, Ltd.	14,966	16,922
China Motor Corp.	10,000	28,195
China Petrochemical Development Corp. (A)	171,683	50,833
China Steel Chemical Corp.	6,000	20,601
China Steel Corp.	191,038	158,896
China Steel Structure Company, Ltd.	6,000	10,521
Ching Feng Home Fashions Company, Ltd.	11,000	6,076
Chin-Poon Industrial Company, Ltd.	13,642	16,804
Chipbond Technology Corp.	23,000	50,348
ChipMOS Technologies, Inc.	37,638	45,268
Chong Hong Construction Company, Ltd.	5,024	11,392
Chroma ATE, Inc.	6,440	56,336
Chun Yuan Steel Industry Company, Ltd.	33,381	18,219
Chung Hung Steel Corp.	50,226	36,394
Chung Hwa Food Industrial Company, Ltd.	3,000	9,510
Chung-Hsin Electric & Machinery Manufacturing Corp.	11,000	39,177
Chunghwa Precision Test Tech Company, Ltd.	1,000	16,026
Chunghwa Telecom Company, Ltd.	34,000	123,959
Cleanaway Company, Ltd.	6,000	34,636
Clevo Company	17,120	16,910
CMC Magnetics Corp. (A)	27,448	10,750
Compal Electronics, Inc.	97,895	97,743
Compeq Manufacturing Company, Ltd.	49,000	69,539
Concord Securities Company, Ltd. (A)	38,000	16,914
Continental Holdings Corp.	12,950	10,808
Coremax Corp.	3,990	9,218
Coretronic Corp.	17,000	42,112
Co-Tech Development Corp.	9,000	19,395
CSBC Corp. Taiwan (A)	14,000	10,188
CTBC Financial Holding Company, Ltd.	282,967	211,496
CTCI Corp.	27,000	33,417
CyberPower Systems, Inc.	4,200	30,938
CyberTAN Technology, Inc. (A)	23,000	16,016
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	78

	Shares	Value
Taiwan (continued)
DA CIN Construction Company, Ltd.	11,000	$11,522
Da-Li Development Company, Ltd.	17,850	16,859
Darfon Electronics Corp.	7,000	9,569
Daxin Materials Corp.	9,000	31,686
Delta Electronics, Inc.	9,253	99,996
Depo Auto Parts Industrial Company, Ltd.	8,000	30,455
Dimerco Data System Corp.	6,300	20,565
Dimerco Express Corp.	6,300	15,164
D-Link Corp.	19,004	14,917
Dynamic Holding Company, Ltd.	17,000	30,243
Dynapack International Technology Corp.	10,000	25,102
E Ink Holdings, Inc.	6,000	34,295
E&R Engineering Corp.	9,000	20,680
E.Sun Financial Holding Company, Ltd.	233,973	179,437
Eastern Media International Corp. (A)	17,217	10,937
Eclat Textile Company, Ltd.	4,532	72,203
ECOVE Environment Corp.	3,000	29,305
Edom Technology Company, Ltd.	10,000	7,238
Egis Technology, Inc.	4,000	10,283
Elan Microelectronics Corp.	9,400	35,380
E-LIFE MALL Corp.	6,000	16,000
Elite Advanced Laser Corp.	9,000	11,737
Elite Material Company, Ltd.	3,831	52,330
Elite Semiconductor Microelectronics Technology, Inc.	7,000	16,331
Elitegroup Computer Systems Company, Ltd.	15,000	18,530
eMemory Technology, Inc.	2,000	113,300
Emerging Display Technologies Corp.	30,000	31,813
Ennoconn Corp.	3,000	24,629
Ennostar, Inc. (A)	31,605	45,014
EnTie Commercial Bank Company, Ltd.	52,000	22,936
Episil Technologies, Inc.	8,000	19,810
Episil-Precision, Inc.	7,000	13,050
Eris Technology Corp.	3,000	27,427
Eson Precision Ind Company, Ltd.	12,000	24,652
Eternal Materials Company, Ltd.	33,217	30,274
Eurocharm Holdings Company, Ltd.	2,000	10,761
Eva Airways Corp.	72,332	71,385
Everest Textile Company, Ltd. (A)	50,000	12,270
Evergreen International Storage & Transport Corp.	27,320	24,401
Evergreen Marine Corp. Taiwan, Ltd.	39,672	132,486
Evergreen Steel Corp.	12,000	25,717
Everlight Chemical Industrial Corp.	26,000	15,703
Everlight Electronics Company, Ltd.	19,000	27,348
Excelsior Medical Company, Ltd.	11,550	32,351
79	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Far Eastern Department Stores, Ltd.	54,558	$40,566
Far Eastern International Bank	129,418	46,875
Far Eastern New Century Corp.	113,878	100,526
Far EasTone Telecommunications Company, Ltd.	45,000	99,811
Faraday Technology Corp.	5,000	53,861
Farglory F T Z Investment Holding Company, Ltd.	12,100	21,274
Farglory Land Development Company, Ltd.	17,526	30,574
Federal Corp. (A)	21,137	11,568
Feng Hsin Steel Company, Ltd.	17,000	35,940
Feng TAY Enterprise Company, Ltd.	8,393	44,174
First Financial Holding Company, Ltd.	139,956	115,509
First Hi-Tec Enterprise Company, Ltd.	8,000	22,297
First Hotel	14,923	7,215
First Steamship Company, Ltd. (A)	31,479	8,343
FIT Holding Company, Ltd.	12,000	12,279
Fitipower Integrated Technology, Inc.	6,000	26,954
Fittech Company, Ltd.	3,000	6,211
FLEXium Interconnect, Inc.	14,352	40,890
Flytech Technology Company, Ltd.	6,125	12,923
Formosa Advanced Technologies Company, Ltd.	9,000	11,105
Formosa Chemicals & Fibre Corp.	48,440	94,271
Formosa International Hotels Corp.	4,000	28,233
Formosa Laboratories, Inc.	9,000	24,173
Formosa Petrochemical Corp.	12,000	29,888
Formosa Plastics Corp.	21,880	54,622
Formosa Sumco Technology Corp.	2,000	9,016
Formosa Taffeta Company, Ltd.	32,000	25,615
Formosan Rubber Group, Inc.	18,180	12,406
Formosan Union Chemical	26,000	17,207
Fortune Electric Company, Ltd.	2,000	18,720
Foxconn Technology Company, Ltd.	21,617	37,724
Foxsemicon Integrated Technology, Inc.	2,427	13,868
Froch Enterprise Company, Ltd.	32,000	18,518
FSP Technology, Inc.	8,000	12,776
Fu Hua Innovation Company, Ltd.	25,202	23,435
Fubon Financial Holding Company, Ltd.	79,175	157,888
Fulgent Sun International Holding Company, Ltd.	9,112	36,821
Fulltech Fiber Glass Corp.	35,041	14,613
Fusheng Precision Company, Ltd.	5,000	31,065
Fwusow Industry Company, Ltd.	21,630	13,580
G Shank Enterprise Company, Ltd.	8,000	11,940
Gallant Precision Machining Company, Ltd.	14,000	14,083
Gamania Digital Entertainment Company, Ltd.	7,000	14,877
GEM Services, Inc.	7,000	14,267
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	80

	Shares	Value
Taiwan (continued)
Gemtek Technology Corp.	26,496	$31,001
General Interface Solution Holding, Ltd.	14,000	27,179
Genius Electronic Optical Company, Ltd.	2,952	35,420
GeoVision, Inc.	1,703	2,417
Getac Holdings Corp.	20,000	44,072
GFC, Ltd.	6,000	14,993
Giant Manufacturing Company, Ltd.	6,217	38,163
Gigabyte Technology Company, Ltd.	2,719	28,964
Gigasolar Materials Corp. (A)	7,000	18,044
Gigastorage Corp. (A)	21,000	10,756
Global Brands Manufacture, Ltd.	14,362	25,557
Global Lighting Technologies, Inc.	10,000	16,236
Global Mixed Mode Technology, Inc.	3,000	21,849
Global PMX Company, Ltd.	2,000	8,431
Global Unichip Corp.	2,000	91,026
Globalwafers Company, Ltd.	8,000	114,889
Globe Union Industrial Corp. (A)	24,455	11,514
Gloria Material Technology Corp.	22,000	31,137
GMI Technology, Inc.	27,000	15,494
Gold Circuit Electronics, Ltd.	8,100	54,493
Goldsun Building Materials Company, Ltd.	52,208	43,981
Gourmet Master Company, Ltd.	4,000	14,169
Grand Pacific Petrochemical	48,000	25,306
Grand Process Technology Corp.	2,000	33,260
Grape King Bio, Ltd.	7,000	33,782
Great Taipei Gas Company, Ltd.	25,000	25,794
Great Tree Pharmacy Company, Ltd.	3,403	37,527
Great Wall Enterprise Company, Ltd.	14,287	24,467
Greatek Electronics, Inc.	12,000	21,816
Gudeng Precision Industrial Company, Ltd.	3,000	32,389
Hannstar Board Corp.	23,213	40,126
HannStar Display Corp. (A)	111,980	43,004
HannsTouch Holdings Company (A)	42,000	12,980
Hey Song Corp.	18,250	22,147
Highlight Tech Corp.	7,000	10,233
Highwealth Construction Corp.	27,994	37,767
Hitron Technology, Inc.	8,267	9,984
Hiwin Technologies Corp.	7,083	45,480
Hiyes International Company, Ltd.	7,000	15,284
Ho Tung Chemical Corp.	55,773	15,000
Holtek Semiconductor, Inc.	15,000	29,618
Holy Stone Enterprise Company, Ltd.	7,350	22,603
Hon Hai Precision Industry Company, Ltd.	242,352	809,152
Hong TAI Electric Industrial	29,000	23,051
81	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Horizon Securities Company, Ltd. (A)	43,460	$15,540
Hota Industrial Manufacturing Company, Ltd.	5,000	10,271
Hotai Finance Company, Ltd.	4,400	17,742
Hotai Motor Company, Ltd.	1,020	21,696
Hsin Kuang Steel Company, Ltd.	9,000	13,219
HTC Corp. (A)	16,700	27,617
Hu Lane Associate, Inc.	3,000	13,573
HUA ENG Wire & Cable Company, Ltd.	36,000	23,123
Hua Nan Financial Holdings Company, Ltd.	225,398	145,035
Huaku Development Company, Ltd.	12,353	34,712
Huang Hsiang Construction Corp.	10,000	12,296
Hung Ching Development & Construction Company, Ltd.	14,000	10,061
Hung Sheng Construction, Ltd.	14,000	8,394
Ibase Technology, Inc.	10,000	32,119
IBF Financial Holdings Company, Ltd. (A)	92,070	34,368
Ichia Technologies, Inc.	19,000	27,953
IEI Integration Corp.	9,000	22,959
Infortrend Technology, Inc.	36,000	23,899
Innodisk Corp.	2,729	23,952
Innolux Corp.	196,648	89,078
Inpaq Technology Company, Ltd.	6,650	11,421
Intai Technology Corp.	3,000	11,095
Integrated Service Technology, Inc.	9,000	29,456
International CSRC Investment Holdings Company	35,797	22,648
International Games System Company, Ltd.	2,000	36,055
Inventec Corp.	15,705	27,667
ITE Technology, Inc.	6,000	26,933
ITEQ Corp.	12,626	38,885
J&V Energy Technology Company, Ltd.	7,000	18,463
Jentech Precision Industrial Company, Ltd.	2,199	44,484
Jourdeness Group, Ltd.	3,000	6,495
Kaimei Electronic Corp.	2,292	4,590
Kedge Construction Company, Ltd.	7,970	18,833
Keding Enterprises Company, Ltd. (A)	5,000	18,838
KEE TAI Properties Company, Ltd.	24,973	11,248
Kenda Rubber Industrial Company, Ltd.	18,844	17,828
Kerry TJ Logistics Company, Ltd.	9,000	10,746
Keystone Microtech Corp.	2,000	12,214
Kindom Development Company, Ltd.	29,000	29,510
King Slide Works Company, Ltd.	1,000	28,576
King Yuan Electronics Company, Ltd.	41,762	100,410
King’s Town Bank Company, Ltd.	37,000	42,888
Kinik Company	6,000	24,369
Kinko Optical Company, Ltd.	24,000	22,045
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	82

	Shares	Value
Taiwan (continued)
Kinpo Electronics, Inc.	52,724	$26,577
Kinsus Interconnect Technology Corp.	18,000	59,715
KMC Kuei Meng International, Inc.	3,000	13,357
KNH Enterprise Company, Ltd. (A)	22,000	12,762
KS Terminals, Inc.	7,000	16,096
Kung Long Batteries Industrial Company, Ltd.	3,000	12,522
Kung Sing Engineering Corp. (A)	37,000	9,084
Kuo Toong International Company, Ltd.	22,000	21,041
Kwong Lung Enterprise Company, Ltd.	7,000	12,006
L&K Engineering Company, Ltd.	11,000	31,939
LandMark Optoelectronics Corp.	9,000	28,329
Lanner Electronics, Inc.	8,000	26,553
Largan Precision Company, Ltd.	2,000	128,458
Lealea Enterprise Company, Ltd. (A)	30,018	9,847
LEE CHI Enterprises Company, Ltd.	17,000	8,632
Lelon Electronics Corp.	10,000	18,118
Lian HWA Food Corp.	8,547	23,023
Lida Holdings, Ltd.	4,640	5,089
Lien Hwa Industrial Holdings Corp.	15,850	30,422
Lingsen Precision Industries, Ltd.	26,000	15,537
Lite-On Technology Corp.	27,250	116,495
Long Da Construction & Development Corp.	21,000	14,796
Longchen Paper & Packaging Company, Ltd.	47,715	22,291
Longwell Company	10,000	17,838
Lotes Company, Ltd.	2,256	60,968
Lotus Pharmaceutical Company, Ltd. (A)	2,000	15,853
Lumax International Corp., Ltd.	6,169	16,459
Lung Yen Life Service Corp. (A)	14,000	15,797
Macauto Industrial Company, Ltd.	6,000	13,805
Machvision, Inc.	2,079	13,059
Macroblock, Inc.	3,000	8,600
Macronix International Company, Ltd.	55,706	58,841
Makalot Industrial Company, Ltd.	3,247	34,061
Marketech International Corp.	4,000	17,329
Materials Analysis Technology, Inc. (A)	2,259	21,508
Mechema Chemicals International Corp.	5,000	12,604
MediaTek, Inc.	32,000	705,711
Medigen Biotechnology Corp. (A)	9,000	9,996
Mega Financial Holding Company, Ltd.	59,542	67,009
Meiloon Industrial Company	21,600	13,432
Mercuries & Associates Holding, Ltd.	15,150	6,367
Mercuries Life Insurance Company, Ltd. (A)	109,935	18,148
Merida Industry Company, Ltd.	7,162	43,294
Merry Electronics Company, Ltd.	13,128	35,464
83	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Micro-Star International Company, Ltd.	16,488	$82,449
Mildef Crete, Inc.	4,000	8,398
Mirle Automation Corp.	15,000	18,797
Mitac Holdings Corp.	23,448	29,726
momo.com, Inc.	1,716	27,989
MOSA Industrial Corp.	12,984	10,752
MPI Corp.	6,000	37,020
MSScorps Company, Ltd.	4,000	22,287
Namchow Holdings Company, Ltd.	12,000	18,037
Nan Ya Plastics Corp.	27,860	57,820
Nan Ya Printed Circuit Board Corp.	9,000	67,973
Nantex Industry Company, Ltd.	26,039	29,726
Nanya Technology Corp.	20,985	43,726
National Petroleum Company, Ltd.	9,000	19,274
Netronix, Inc.	8,000	17,200
Nexcom International Company, Ltd. (A)	15,000	23,604
Nichidenbo Corp.	6,000	9,993
Nien Made Enterprise Company, Ltd.	4,000	37,489
Nova Technology Corp.	6,000	23,329
Novatek Microelectronics Corp.	14,000	175,013
Nuvoton Technology Corp.	5,000	19,301
O-Bank Company, Ltd.	100,562	29,964
Ocean Plastics Company, Ltd. (A)	10,000	10,794
Oneness Biotech Company, Ltd.	3,413	21,250
Orient Semiconductor Electronics, Ltd.	25,000	36,891
Oriental Union Chemical Corp.	36,300	23,059
O-TA Precision Industry Company, Ltd.	5,000	14,269
Pacific Hospital Supply Company, Ltd.	5,498	14,043
Pan German Universal Motors, Ltd.	2,000	19,127
Pan Jit International, Inc.	10,000	20,087
Pan-International Industrial Corp.	28,443	33,407
PChome Online, Inc. (A)	7,715	10,386
PCL Technologies, Inc.	3,664	8,214
Pegatron Corp.	51,321	125,499
Pegavision Corp.	1,000	12,078
PharmaEssentia Corp. (A)	1,043	11,713
Pharmally International Holding Company, Ltd. (A)(C)	3,533	2,198
Phison Electronics Corp.	5,000	66,299
Phoenix Silicon International Corp.	12,000	21,131
Pixart Imaging, Inc.	4,000	15,989
Polytronics Technology Corp.	4,188	7,393
Pou Chen Corp.	60,448	54,238
Power Wind Health Industry, Inc.	3,150	13,491
Powerchip Semiconductor Manufacturing Corp.	124,000	108,143
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	84

	Shares	Value
Taiwan (continued)
Powertech Technology, Inc.	26,000	$81,209
Poya International Company, Ltd.	1,960	29,868
President Chain Store Corp.	12,000	100,627
President Securities Corp.	29,515	18,101
Primax Electronics, Ltd.	18,000	37,383
Prince Housing & Development Corp.	37,943	12,502
Prodisc Technology, Inc. (A)(C)	540,000	0
Promate Electronic Company, Ltd.	7,000	9,688
Prosperity Dielectrics Company, Ltd.	7,000	10,369
Qisda Corp.	45,440	63,757
Quang Viet Enterprise Company, Ltd.	3,000	10,541
Quanta Computer, Inc.	14,000	110,974
Quanta Storage, Inc.	7,000	21,546
Quintain Steel Company, Ltd.	31,970	13,995
Radiant Opto-Electronics Corp.	12,343	46,258
Radium Life Tech Company, Ltd. (A)	42,476	11,896
Raydium Semiconductor Corp.	3,000	30,239
Realtek Semiconductor Corp.	6,706	87,636
Rechi Precision Company, Ltd.	22,000	14,169
Rexon Industrial Corp., Ltd. (A)	9,000	9,737
Rich Development Company, Ltd.	36,000	10,423
Ritek Corp. (A)	29,707	7,875
Roo Hsing Company, Ltd. (A)	48,000	6,029
Ruentex Development Company, Ltd. (A)	30,456	35,185
Ruentex Engineering & Construction Company	3,000	9,701
Ruentex Industries, Ltd. (A)	20,574	40,196
Sakura Development Company, Ltd.	26,659	33,250
Sampo Corp.	16,197	14,126
San Fu Chemical Company, Ltd.	5,000	20,816
San Shing Fastech Corp.	7,000	12,641
Sanyang Motor Company, Ltd.	10,389	24,188
Savior Lifetec Corp.	36,000	20,715
ScinoPharm Taiwan, Ltd.	15,000	12,782
SDI Corp.	4,000	12,569
Sensortek Technology Corp.	1,000	10,498
Sercomm Corp.	8,000	30,401
Sesoda Corp.	14,000	14,403
Shan-Loong Transportation Company, Ltd.	8,000	7,751
Sharehope Medicine Company, Ltd.	12,600	13,240
ShenMao Technology, Inc.	11,000	23,396
Shih Wei Navigation Company, Ltd.	39,263	23,527
Shihlin Electric & Engineering Corp.	4,213	17,020
Shin Hai Gas Corp.	2,491	4,300
Shin Kong Financial Holding Company, Ltd. (A)	247,171	73,410
85	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Shin Zu Shing Company, Ltd.	9,301	$24,115
Shining Building Business Company, Ltd. (A)	29,397	8,775
Shinkong Insurance Company, Ltd.	9,000	16,218
Shinkong Synthetic Fibers Corp.	52,287	25,690
Shinkong Textile Company, Ltd.	22,000	29,775
Shiny Chemical Industrial Company, Ltd.	4,921	20,060
Shuttle, Inc. (A)	28,000	12,282
Sigurd Microelectronics Corp.	29,842	53,975
Silicon Integrated Systems Corp.	16,500	18,319
Simplo Technology Company, Ltd.	6,520	62,879
Sinbon Electronics Company, Ltd.	2,043	19,848
Sincere Navigation Corp.	13,930	8,695
Sino-American Electronic Company, Ltd. (A)(C)	10,961	0
Sino-American Silicon Products, Inc.	22,000	107,792
Sinon Corp.	15,000	17,160
SinoPac Financial Holdings Company, Ltd.	153,308	82,288
Sinphar Pharmaceutical Company, Ltd.	22,000	22,782
Sinyi Realty, Inc.	20,000	17,950
Sitronix Technology Corp.	3,000	23,484
Siward Crystal Technology Company, Ltd.	10,000	10,112
Soft-World International Corp.	9,000	27,244
Solar Applied Materials Technology Corp.	32,000	37,649
Solteam, Inc.	15,000	20,354
Sonix Technology Company, Ltd.	7,000	9,699
Speed Tech Corp.	8,000	14,025
Sporton International, Inc.	3,234	26,006
Sports Gear Company, Ltd.	10,000	19,981
St. Shine Optical Company, Ltd.	2,000	12,351
Standard Foods Corp.	15,221	18,201
Stark Technology, Inc.	7,000	25,547
SunMax Biotechnology Company, Ltd.	3,000	18,307
Sunny Friend Environmental Technology Company, Ltd.	3,373	12,171
Sunonwealth Electric Machine Industry Company, Ltd.	5,000	21,257
Sunplus Technology Company, Ltd.	15,000	15,134
Sunrex Technology Corp.	11,000	15,371
Supreme Electronics Company, Ltd.	28,419	42,982
Swancor Holding Company, Ltd.	7,000	20,145
Symtek Automation Asia Company, Ltd.	9,363	31,133
Syncmold Enterprise Corp.	5,000	9,444
Synnex Technology International Corp.	24,188	46,360
Sysgration (A)	14,000	15,668
Systex Corp.	5,000	17,623
T3EX Global Holdings Corp.	5,000	11,671
TA Chen Stainless Pipe	65,105	74,153
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	86

	Shares	Value
Taiwan (continued)
Ta Ya Electric Wire & Cable	25,684	$29,705
TA-I Technology Company, Ltd.	10,000	14,207
Taichung Commercial Bank Company, Ltd.	92,317	42,707
TaiDoc Technology Corp. (A)	4,000	21,551
Taiflex Scientific Company, Ltd.	10,000	13,738
Taimide Tech, Inc.	11,000	14,033
Tainan Spinning Company, Ltd.	62,397	29,371
Taishin Financial Holding Company, Ltd.	163,735	91,413
TAI-TECH Advanced Electronics Company, Ltd.	8,000	27,082
Taiwan Business Bank	130,018	54,405
Taiwan Cement Corp.	100,419	110,091
Taiwan Cogeneration Corp.	14,609	19,762
Taiwan Cooperative Financial Holding Company, Ltd.	119,025	98,087
Taiwan FamilyMart Company, Ltd.	2,000	12,863
Taiwan Fertilizer Company, Ltd.	13,000	24,317
Taiwan Fire & Marine Insurance Company, Ltd.	19,000	14,021
Taiwan FU Hsing Industrial Company, Ltd.	7,000	9,380
Taiwan Glass Industry Corp. (A)	35,894	22,179
Taiwan High Speed Rail Corp.	48,000	44,792
Taiwan Hon Chuan Enterprise Company, Ltd.	15,329	50,171
Taiwan Hopax Chemicals Manufacturing Company, Ltd.	9,000	10,648
Taiwan Kolin Company, Ltd. (A)(C)	400,000	0
Taiwan Land Development Corp. (A)(C)	58,353	3,683
Taiwan Mask Corp.	7,000	15,302
Taiwan Mobile Company, Ltd.	25,700	75,188
Taiwan Navigation Company, Ltd.	16,000	14,195
Taiwan Paiho, Ltd.	15,342	23,157
Taiwan PCB Techvest Company, Ltd.	14,000	19,486
Taiwan Sakura Corp.	10,000	19,594
Taiwan Secom Company, Ltd.	8,430	27,901
Taiwan Semiconductor Company, Ltd.	8,000	20,970
Taiwan Semiconductor Manufacturing Company, Ltd.	431,000	7,405,856
Taiwan Shin Kong Security Company, Ltd.	13,724	17,236
Taiwan Styrene Monomer	16,821	8,105
Taiwan Surface Mounting Technology Corp.	16,636	47,803
Taiwan TEA Corp. (A)	18,723	13,540
Taiwan Union Technology Corp.	10,000	39,136
Taiwan-Asia Semiconductor Corp.	23,033	35,368
Tatung Company, Ltd. (A)	26,526	42,079
TBI Motion Technology Company, Ltd.	8,000	8,331
TCI Company, Ltd.	3,977	20,265
Teco Electric & Machinery Company, Ltd.	29,109	45,557
Test Research, Inc.	9,000	16,897
Test Rite International Company, Ltd.	23,000	14,547
87	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
The Ambassador Hotel	17,000	$30,598
The Shanghai Commercial & Savings Bank, Ltd.	61,639	82,441
Thinking Electronic Industrial Company, Ltd.	4,000	19,159
Thye Ming Industrial Company, Ltd.	14,000	25,571
Tofu Restaurant Company, Ltd.	2,000	15,649
Ton Yi Industrial Corp.	45,000	24,568
Tong Hsing Electronic Industries, Ltd.	13,287	55,129
Tong Yang Industry Company, Ltd.	17,043	36,203
Tong-Tai Machine & Tool Company, Ltd.	24,000	13,068
Topco Scientific Company, Ltd.	5,193	28,130
Topkey Corp.	2,000	10,558
Topoint Technology Company, Ltd.	16,000	14,008
TPK Holding Company, Ltd.	23,000	24,996
Trade-Van Information Services Company	6,000	12,491
Transcend Information, Inc.	14,000	31,800
Tripod Technology Corp.	11,770	69,710
TSRC Corp.	25,706	19,001
Ttet Union Corp.	4,000	18,079
TTY Biopharm Company, Ltd.	10,094	23,978
Tung Ho Steel Enterprise Corp.	28,502	53,569
Tung Thih Electronic Company, Ltd.	4,000	16,280
TXC Corp.	10,659	31,639
TYC Brother Industrial Company, Ltd.	16,531	17,754
Tycoons Group Enterprise (A)	16,164	6,566
Tyntek Corp. (A)	12,000	6,786
U-Ming Marine Transport Corp.	18,000	25,642
Unimicron Technology Corp.	38,855	224,826
Union Bank of Taiwan	72,609	32,924
Uni-President Enterprises Corp.	81,803	181,375
Unitech Computer Company, Ltd.	9,000	9,953
Unitech Printed Circuit Board Corp.	18,444	10,544
United Integrated Services Company, Ltd.	8,200	55,856
United Microelectronics Corp.	251,468	359,033
United Renewable Energy Company, Ltd.	50,337	25,967
Universal Cement Corp.	21,443	18,874
Universal Vision Biotechnology Company, Ltd.	3,339	35,130
UPC Technology Corp.	31,164	14,691
USI Corp.	44,318	29,553
Vanguard International Semiconductor Corp.	36,000	76,972
Ve Wong Corp.	9,450	12,146
Ventec International Group Company, Ltd.	4,000	11,945
VIA Labs, Inc.	3,000	20,877
VisEra Technologies Company, Ltd.	3,000	19,951
Visual Photonics Epitaxy Company, Ltd.	4,275	19,526
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	88

	Shares	Value
Taiwan (continued)
Voltronic Power Technology Corp.	1,360	$61,727
Wafer Works Corp.	23,007	30,692
Wah Lee Industrial Corp.	8,160	23,169
Walsin Lihwa Corp.	54,707	65,063
Walsin Technology Corp.	18,805	58,139
Walton Advanced Engineering, Inc.	37,000	15,668
Wan Hai Lines, Ltd.	28,502	40,457
WAN HWA Enterprise Company	2,975	1,200
Wei Chuan Foods Corp.	24,000	14,231
Weikeng Industrial Company, Ltd.	20,000	18,348
Win Semiconductors Corp.	7,582	32,305
Winbond Electronics Corp. (A)	124,519	102,548
Wintek Corp. (A)(C)	819,661	0
WinWay Technology Company, Ltd.	1,000	18,690
Wisdom Marine Lines Company, Ltd.	27,372	39,347
Wistron Corp.	38,382	140,319
Wistron NeWeb Corp.	7,483	31,358
Wiwynn Corp.	1,000	48,734
Wowprime Corp.	2,000	17,450
WPG Holdings, Ltd.	32,779	56,408
WT Microelectronics Company, Ltd.	17,497	37,372
XinTec, Inc.	7,000	24,942
Xxentria Technology Materials Corp.	6,736	15,830
Yageo Corp.	6,706	101,873
Yang Ming Marine Transport Corp.	74,613	98,828
Yankey Engineering Company, Ltd.	3,000	23,320
YC INOX Company, Ltd.	19,000	16,241
Yem Chio Company, Ltd.	24,000	11,342
YFC-Boneagle Electric Company, Ltd.	17,000	14,476
YFY, Inc.	22,614	22,314
Yieh Phui Enterprise Company, Ltd.	24,040	11,417
Youngtek Electronics Corp.	5,058	9,042
Yuanta Financial Holding Company, Ltd.	145,878	111,622
Yuen Foong Yu Consumer Products Company, Ltd.	6,000	7,274
Yulon Finance Corp.	12,462	69,481
Yulon Motor Company, Ltd.	13,527	35,345
Yungshin Construction & Development Company, Ltd.	9,000	20,666
Zeng Hsing Industrial Company, Ltd.	3,223	10,163
Zenitron Corp.	16,000	15,367
Zero One Technology Company, Ltd.	14,000	26,562
Zhen Ding Technology Holding, Ltd.	29,050	87,945
Zig Sheng Industrial Company, Ltd. (A)	37,000	11,091
Zinwell Corp. (A)	19,000	17,189
Zippy Technology Corp.	11,000	15,727
89	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Zyxel Group Corp.	8,982	$13,314
Thailand 2.3%		4,050,836
AAPICO Hitech PCL	12,870	13,219
Absolute Clean Energy PCL (A)	104,700	5,286
Advanced Info Service PCL	16,091	99,201
Advanced Information Technology PCL	78,900	11,264
AEON Thana Sinsap Thailand PCL, NVDR	2,900	14,486
Airports of Thailand PCL (A)	39,000	80,712
Allianz Ayudhya Capital PCL	12,100	13,468
Amata Corp. PCL	40,900	29,765
AP Thailand PCL	109,978	39,871
Asia Plus Group Holdings PCL	106,500	8,880
Asset World Corp. PCL	161,000	20,030
B Grimm Power PCL	18,300	17,771
Bangchak Corp. PCL	30,900	34,169
Bangkok Airways PCL (A)	63,400	31,301
Bangkok Bank PCL	16,005	77,430
Bangkok Chain Hospital PCL	43,625	24,027
Bangkok Commercial Asset Management PCL	37,900	12,868
Bangkok Dusit Medical Services PCL	106,500	85,130
Bangkok Expressway & Metro PCL	95,525	23,593
Bangkok Insurance PCL	4,870	44,086
Bangkok Land PCL (A)	480,800	10,982
Bangkok Life Assurance PCL, NVDR	15,160	10,603
Banpu PCL	211,366	51,873
Banpu Power PCL	31,100	13,311
BCPG PCL	40,400	11,754
BEC World PCL	54,300	13,564
Berli Jucker PCL	26,500	25,527
Better World Green PCL (A)	256,000	5,044
BTS Group Holdings PCL	100,400	21,063
Bumrungrad Hospital PCL	7,800	57,662
Business Online PCL	27,600	8,116
Cal-Comp Electronics Thailand PCL	320,014	17,616
Carabao Group PCL	4,100	10,068
Central Pattana PCL	12,100	23,738
Central Plaza Hotel PCL (A)	13,500	18,403
Central Retail Corp. PCL	46,400	54,585
CH Karnchang PCL	59,423	39,018
Charoen Pokphand Foods PCL	92,033	54,398
Chularat Hospital PCL	197,600	17,975
CK Power PCL	144,900	15,130
Com7 PCL	24,800	22,808
CP ALL PCL	32,400	60,332
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	90

	Shares	Value
Thailand (continued)
Delta Electronics Thailand PCL	28,700	$88,824
Dhipaya Group Holdings PCL	23,600	27,958
Dynasty Ceramic PCL	351,500	20,068
Eastern Polymer Group PCL	43,500	8,880
Eastern Water Resources Development & Management PCL	35,400	4,833
Electricity Generating PCL	6,200	23,612
Energy Absolute PCL	14,300	25,821
Esso Thailand PCL	79,000	22,112
Forth Corp. PCL	16,900	16,878
GFPT PCL	38,500	11,983
Global Power Synergy PCL	17,182	25,854
Green Tech Ventures PCL (A)	14,200	89
Group Lease PCL, NVDR (A)(C)	54,000	1,002
Gulf Energy Development PCL	30,800	42,202
Gunkul Engineering PCL	209,600	21,518
Hana Microelectronics PCL	19,800	35,147
Home Product Center PCL	87,512	34,209
Ichitan Group PCL	65,300	32,247
Indorama Ventures PCL	36,400	30,125
Intouch Holdings PCL	3,700	7,683
IRPC PCL	400,700	26,771
Italian-Thai Development PCL (A)	329,300	15,038
Jasmine International PCL (A)	184,138	10,509
Jaymart Group Holdings PCL	20,500	14,027
JMT Network Services PCL	12,139	16,112
Kang Yong Electric PCL	130	1,110
KCE Electronics PCL	16,000	23,269
KGI Securities Thailand PCL	132,500	17,781
Khon Kaen Sugar Industry PCL	145,500	13,215
Kiatnakin Phatra Bank PCL	10,300	17,641
Krung Thai Bank PCL	77,050	42,445
Krungthai Card PCL	20,700	28,654
Lalin Property PCL	77,500	18,918
Land & Houses PCL	95,300	22,579
LH Financial Group PCL	157,800	4,821
LPN Development PCL	58,200	6,979
Major Cineplex Group PCL	20,700	8,568
MBK PCL	30,189	15,944
MCS Steel PCL	53,400	10,371
Mega Lifesciences PCL	11,600	14,493
Minor International PCL	86,400	81,979
MK Restaurants Group PCL	12,000	16,274
Muangthai Capital PCL	19,200	22,315
Ngern Tid Lor PCL	65,012	43,779
91	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Thailand (continued)
Northeast Rubber PCL	79,900	$10,947
Origin Property PCL	40,350	12,208
Osotspa PCL	35,900	30,745
PCS Machine Group Holding PCL	53,400	7,470
Plan B Media PCL	125,064	33,383
Polyplex Thailand PCL	14,100	5,151
Precious Shipping PCL	24,200	6,327
Prima Marine PCL	49,900	9,041
Pruksa Holding PCL	26,800	10,250
PSG Corp. PCL (A)	649,400	18,535
PTG Energy PCL	31,400	9,592
PTT Exploration & Production PCL	37,628	170,351
PTT Global Chemical PCL	28,392	30,171
PTT Oil & Retail Business PCL	33,200	19,332
PTT PCL	223,900	222,149
Quality Houses PCL	489,271	32,406
Rabbit Holdings PCL (A)	949,200	23,830
Rajthanee Hospital PCL	9,500	7,727
Ratch Group PCL	21,600	21,897
Ratchthani Leasing PCL	163,218	15,836
Regional Container Lines PCL	18,700	11,528
Rojana Industrial Park PCL	52,700	9,549
RS PCL	18,260	7,559
S Hotels & Resorts PCL (A)	151,000	12,763
Sabina PCL	12,700	9,606
Saha-Union PCL	40,600	38,254
Samart Corp. PCL (A)	27,900	4,860
Sansiri PCL	773,509	45,031
Sappe PCL	9,400	26,838
SC Asset Corp. PCL	95,600	12,658
SCB X PCL	11,231	37,825
SCG Packaging PCL	27,600	32,294
SCGJWD Logistics PCL	39,500	17,700
Sermsang Power Corp. Company, Ltd.	27,951	5,789
Siam City Cement PCL	2,541	10,049
Siam Global House PCL	37,766	20,265
Siamgas & Petrochemicals PCL	54,100	12,983
Sikarin PCL	25,200	8,349
Singha Estate PCL	157,900	5,362
Sino-Thai Engineering & Construction PCL	50,900	17,431
SISB PCL	18,700	20,148
Somboon Advance Technology PCL	19,007	10,307
SPCG PCL	38,800	14,064
Sri Trang Agro-Industry PCL	44,300	18,460
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	92

	Shares	Value
Thailand (continued)
Sri Trang Gloves Thailand PCL	39,100	$8,092
Srinanaporn Marketing PCL	30,700	19,796
Srisawad Corp. PCL	22,700	33,024
Srivichai Vejvivat PCL	60,400	14,134
Star Petroleum Refining PCL	71,900	18,790
Supalai PCL	57,450	35,585
Super Energy Corp. PCL (A)	697,500	10,156
Tata Steel Thailand PCL	488,800	13,397
Thai Oil PCL	37,214	54,733
Thai Stanley Electric PCL	4,000	21,582
Thai Union Group PCL	80,500	32,865
Thai Vegetable Oil PCL	25,850	17,269
Thaicom PCL	84,500	34,694
Thaifoods Group PCL	112,700	12,681
Thanachart Capital PCL	18,400	26,794
The Lanna Resources PCL	39,100	19,090
The Siam Cement PCL	3,750	33,502
Thonburi Healthcare Group PCL	9,200	17,208
Thoresen Thai Agencies PCL	116,000	20,538
Tipco Asphalt PCL, NVDR	31,100	15,274
Tisco Financial Group PCL	8,100	23,821
TMBThanachart Bank PCL	368,010	17,961
TOA Paint Thailand PCL	10,900	8,246
TPI Polene PCL	404,300	17,544
TPI Polene Power PCL	106,000	10,293
TQM Alpha PCL	14,600	12,708
Triple I Logistics PCL	35,200	12,457
True Corp. PCL	182,687	35,964
True Corp. PCL, NVDR	136,185	26,810
TTW PCL	49,900	12,612
Unique Engineering & Construction PCL (A)	35,780	3,350
Univanich Palm Oil PCL	42,900	10,224
Vanachai Group PCL	92,900	10,554
VGI PCL	90,200	7,619
WHA Corp. PCL	174,900	25,954
Workpoint Entertainment PCL	11,640	5,153
Xspring Capital PCL (A)	431,000	18,578
Turkey 1.1%		1,896,983
Akbank TAS	98,026	105,451
Aksa Akrilik Kimya Sanayii AS	9,180	27,569
Aksa Enerji Uretim AS	13,694	20,469
Alarko Holding AS	1	3
Alkim Alkali Kimya AS	11,426	16,237
93	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Turkey (continued)
Anadolu Anonim Turk Sigorta Sirketi (A)	15,271	$22,127
Anadolu Hayat Emeklilik AS	1	1
Arcelik AS	4,380	26,654
Aselsan Elektronik Sanayi Ve Ticaret AS	18,428	26,490
Bera Holding AS	13,912	7,016
BIM Birlesik Magazalar AS	8,299	78,337
Borusan Yatirim ve Pazarlama AS	11	822
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	1,525	4,163
Coca-Cola Icecek AS	2,666	39,230
Dogan Sirketler Grubu Holding AS	80,206	42,465
Eczacibasi Yatirim Holding Ortakligi AS	1	4
EGE Endustri VE Ticaret AS	178	47,912
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1	1
Enka Insaat ve Sanayi AS	28,514	34,953
Eregli Demir ve Celik Fabrikalari TAS (A)	17,613	28,306
Ford Otomotiv Sanayi AS	1,299	41,912
Galatasaray Sportif Sinai ve Ticari Yatirimlar AS (A)	1	0
Goldas Kuyumculuk Sanayi Ithalat Ve Bagli Ortakliklari (A)(C)	54,847	194
Hektas Ticaret TAS (A)	31,796	30,485
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS (A)	8,657	15,778
Is Yatirim Menkul Degerler AS	39,425	62,636
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	37,562	35,095
KOC Holding AS	12,619	66,958
Koza Altin Isletmeleri AS	20,937	22,270
Koza Anadolu Metal Madencilik Isletmeleri AS (A)	8,796	21,534
Logo Yazilim Sanayi Ve Ticaret AS	8,054	22,334
Mavi Giyim Sanayi Ve Ticaret AS, Class B (B)	10,890	43,903
Migros Ticaret AS	5,109	66,313
Nuh Cimento Sanayi AS	3,603	25,621
Otokar Otomotiv Ve Savunma Sanayi A.S. (A)	1,315	17,653
Oyak Cimento Fabrikalari AS (A)	30,233	71,702
Pegasus Hava Tasimaciligi AS (A)	1,333	43,608
Petkim Petrokimya Holding AS (A)	35,494	27,136
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	14,902	21,012
Sasa Polyester Sanayi AS (A)	23,489	46,345
TAV Havalimanlari Holding AS (A)	6,086	27,907
Tofas Turk Otomobil Fabrikasi AS	4,325	43,647
Turk Hava Yollari AO (A)	12,832	117,551
Turk Telekomunikasyon AS (A)	16,647	15,989
Turk Traktor ve Ziraat Makineleri AS	838	28,536
Turkcell Iletisim Hizmetleri AS	33,861	70,615
Turkiye Is Bankasi AS, Class C	61,570	48,471
Turkiye Petrol Rafinerileri AS	21,126	111,495
Turkiye Sinai Kalkinma Bankasi AS (A)	100,006	26,582
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	94

	Shares	Value
Turkey (continued)
Turkiye Sise ve Cam Fabrikalari AS	15,535	$29,760
Turkiye Vakiflar Bankasi TAO, Class D (A)	34,357	17,448
Ulker Biskuvi Sanayi AS (A)	4,197	9,574
Vestel Beyaz Esya Sanayi ve Ticaret AS	41,551	28,187
Vestel Elektronik Sanayi ve Ticaret AS (A)	3,881	9,979
Yapi ve Kredi Bankasi AS	103,943	61,734
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS	10,687	15,793
Zorlu Enerji Elektrik Uretim AS (A)	126,857	23,016
United Arab Emirates 1.7%		2,965,725
Abu Dhabi Commercial Bank PJSC	76,457	179,643
Abu Dhabi Islamic Bank PJSC	61,437	174,302
Abu Dhabi National Hotels	13,522	36,624
Abu Dhabi National Insurance Company PSC	12,053	20,015
Abu Dhabi National Oil Company for Distribution PJSC	72,924	75,627
Abu Dhabi Ports Company PJSC (A)	35,568	61,970
ADNOC Drilling Company PJSC	35,793	39,939
Agthia Group PJSC	30,833	42,723
Air Arabia PJSC	105,388	84,631
Ajman Bank PJSC (A)	67,007	44,518
Al Seer Marine Supplies & Equipment Company LLC (A)	5,642	12,292
Al Yah Satellite Communications Company PJSC	34,489	23,657
Aldar Properties PJSC	61,488	88,013
Alpha Dhabi Holding PJSC (A)	2,530	13,843
Amanat Holdings PJSC	67,383	19,808
Amlak Finance PJSC (A)	104,226	24,728
Apex Investment Company PSC (A)	37,681	23,695
Aramex PJSC	37,355	25,811
Burjeel Holdings PLC	34,548	26,607
Dana Gas PJSC	223,364	56,183
Deyaar Development PJSC (A)	206,049	39,578
Dubai Electricity & Water Authority PJSC	123,765	85,917
Dubai Financial Market PJSC	68,901	30,187
Dubai Investments PJSC	116,289	78,510
Dubai Islamic Bank PJSC	115,599	177,473
Emaar Development PJSC	56,059	99,997
Emaar Properties PJSC	152,672	293,399
Emirates Driving Company	2,368	17,370
Emirates Integrated Telecommunications Company PJSC	37,210	53,881
Emirates NBD Bank PJSC	54,677	243,300
Emirates Telecommunications Group Company PJSC	59,004	318,635
EMSTEEL Building Materials PJSC (A)	86,112	37,250
Eshraq Investments PJSC (A)	147,158	21,025
Fertiglobe PLC	62,178	57,202
95	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Arab Emirates (continued)
First Abu Dhabi Bank PJSC	54,003	$201,083
Ghitha Holding PJSC (A)	887	10,300
Gulf Navigation Holding PJSC (A)	18,827	36,732
Gulf Pharmaceutical Industries PSC (A)	43,334	10,066
RAK Properties PJSC (A)	63,646	20,094
Ras Al Khaimah Ceramics	21,048	14,498
SHUAA Capital PSC (A)	124,409	13,306
Union Properties PJSC (A)	283,533	31,293
United Kingdom 0.0%		27,490
Pepco Group NV (A)	3,509	27,490
United States 0.1%		227,675
BeiGene, Ltd. (A)	5,400	86,626
Nexteer Automotive Group, Ltd.	54,000	34,752
Parade Technologies, Ltd.	1,000	28,076

SharkNinja, Inc. (A)	2,240	78,221
Preferred securities 1.2%		$2,088,595
(Cost $1,431,750)
Brazil 1.1%		1,885,594
Alpargatas SA (A)	6,600	11,209
Banco ABC Brasil SA	5,383	20,186
Banco Bradesco SA	32,833	99,121
Banco do Estado do Rio Grande do Sul SA, B Shares	6,855	16,944
Banco Pan SA	5,944	10,503
Braskem SA, A Shares (A)	3,500	15,719
Centrais Eletricas Brasileiras SA, B Shares	3,254	25,456
Centrais Eletricas Santa Catarina	900	11,721
Cia de Saneamento do Parana	25,343	23,337
Cia de Transmissao de Energia Eletrica Paulista	8,072	40,620
Cia Energetica de Minas Gerais	31,155	77,572
Cia Ferro Ligas da Bahia	1,876	17,532
Cia Paranaense de Energia, B Shares	36,600	64,005
Gerdau SA	18,900	98,659
Itau Unibanco Holding SA	41,480	229,763
Marcopolo SA	16,845	20,614
Petroleo Brasileiro SA	150,238	969,013
Raizen SA	35,000	25,656
Randon SA Implementos e Participacoes	12,025	29,067
Taurus Armas SA	3,300	9,903
Unipar Carbocloro SA, B Shares	2,421	37,791
Usinas Siderurgicas de Minas Gerais SA, A Shares	22,459	31,203
Chile 0.1%		141,079
Coca-Cola Embonor SA, B Shares	11,321	17,329
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	96

	Shares	Value
Chile (continued)
Embotelladora Andina SA, B Shares	17,785	$44,850
Sociedad Quimica y Minera de Chile SA, B Shares	1,274	78,900
Colombia 0.0%		49,988
Bancolombia SA	4,585	30,488
Grupo Argos SA	4,425	5,809
Grupo Aval Acciones y Valores SA	66,084	8,239
Grupo de Inversiones Suramericana SA	1,784	5,452
India 0.0%		4,815
Sundaram-Clayton, Ltd. (A)(C)	39	9
TVS Holdings, Ltd. (A)	38,628	4,806
Philippines 0.0%		7,119

Cebu Air, Inc., 6.000%	11,227	7,119
Rights 0.0%		$5,701
(Cost $3,528)
CJ CGV Company, Ltd. (Expiration Date: 9-8-23; Strike Price: KRW 5,560.00) (A)	1,280	1,908
Coremax Corp. (Expiration Date: 9-15-23; Strike Price: TWD 68.00) (A)	365	65
Inpaq Technology Company, Ltd. (Expiration Date: 9-8-23; Strike Price: TWD 45.00) (A)	333	102
Jalles Machado SA (Expiration Date: 9-20-23; Strike Price: BRL 6.47) (A)	221	116
Mercuries & Associates Holding, Ltd. (Expiration Date: 9-13-23; Strike Price: TWD 12.50) (A)	2,627	74
Quintain Steel Company, Ltd. (Expiration Date: 9-21-23; Strike Price: TWD 11.70) (A)	4,453	315
Samart Corp. PCL (Expiration Date: 1-1-26) (A)(C)(E)	279	0

SK Innovation Company, Ltd. (Expiration Date: 9-7-23; Strike Price: KRW 158,900.00) (A)	109	3,121
Warrants 0.0%		$49
(Cost $0)
Better World Green PCL (Expiration Date: 1-1-24; Strike Price: THB 1.00) (A)	42,666	49

	Yield (%)	Shares	Value
Short-term investments 0.1%			$165,600
(Cost $165,594)
Short-term funds 0.1%			165,600
John Hancock Collateral Trust (F)	5.4789(G)	16,566	165,600

Total investments (Cost $163,678,972) 100.2%	$176,925,065
Other assets and liabilities, net (0.2%)	(328,031)
Total net assets 100.0%	$176,597,034

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
97	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Currency Abbreviations
BRL	Brazilian Real
KRW	Korean Won
THB	Thai Bhat
TWD	New Taiwan Dollar

Security Abbreviations and Legend
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	All or a portion of this security is on loan as of 8-31-23.
(E)	Strike price and/or expiration date not available.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(G)	The rate shown is the annualized seven-day yield as of 8-31-23.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	98

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	3	Long	Sep 2023	$679,732	$677,400	$(2,332)
						$(2,332)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $167,635,016. Net unrealized appreciation aggregated to $9,287,717, of which $53,746,586 related to gross unrealized appreciation and $44,458,869 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
99	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Kristie M. Feinberg

Kristie M. Feinberg

President

Date: October 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristie M. Feinberg

Kristie M. Feinberg

President

Date: October 10, 2023

/s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: October 10, 2023